UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: Investors Bank & Trust Company

200 Clarendon Street; Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street; Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: April 30, 2007

Date of reporting period: April 30, 2007

Item 1.	Reports to Stockholders.

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

Performance as of April 30, 2007

			Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.10%	15.18%	15.61%	12.66%	12.71%	13.33%	11.22%	11.21%	11.83%

			Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.10%	15.18%	15.61%	81.50%	81.89%	86.97%	107.90%	107.87%	115.83%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Chemicals	45.10%

Mining	18.75

Iron & Steel	12.18

Forest Products & Paper	8.43

Agriculture	6.38

Coal	6.21

Household Products & Wares	1.21

Metal Fabricate & Hardware	1.10

Energy – Alternate Sources	0.19

Biotechnology	0.14

Manufacturing	0.12

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Du Pont (E.I.) de Nemours and Co.	9.04%

Dow Chemical Co. (The)	8.60

Monsanto Co.	6.38

Alcoa Inc.	6.19

Freeport-McMoRan Copper & Gold Inc.	5.02

Praxair Inc.	4.19

Newmont Mining Corp.	3.53

Nucor Corp.	3.48

International Paper Co.	3.43

Weyerhaeuser Co.	3.34

TOTAL	53.20%

The iShares Dow Jones U.S. Basic Materials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials Index (the “Index”). The Index measures the performance of the basic materials sector of the U.S. equity market, and includes companies in the following sectors: chemicals, forestry and paper, industrial metals and mining. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 15.10%, while the Index returned 15.61%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

During the reporting period, basic materials shares continued to benefit from generally healthy economic conditions around the world. Demand remained high for commodities products, including forest products, oil, and metals, translating into gains for companies related to the production or delivery of these products.

Among the Fund’s ten largest holdings as of April 30, 2007, performance was mostly positive for the reporting period. Agricultural chemical company Monsanto Co. logged the largest gain. Steel manufacturer Nucor Corp. also performed well, as did Praxair Inc. and Weyerhaeuser Co. Newmont Mining Corp. posted a decline for the reporting period.

2	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.93%	18.10%	18.52%	7.32%	7.31%	7.94%	8.05%	8.06%	8.74%

			Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.93%	18.10%	18.52%	42.35%	42.32%	46.55%	70.43%	70.52%	78.01%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Beverages	20.76%

Cosmetics & Personal Care	19.24

Agriculture	15.02

Food	14.21

Apparel	5.31

Household Products & Wares	4.10

Home Builders	3.44

Auto Parts & Equipment	2.79

Auto Manufacturers	2.18

Software	1.80

Leisure Time	1.67

Home Furnishings	1.35

Toys, Games & Hobbies	1.29

Hand & Machine Tools	1.00

Manufacturing	0.90

Textiles	0.79

Distribution & Wholesale	0.76

Electronics	0.67

House wares	0.61

Office Furnishings	0.44

Electrical Components & Equipment	0.40

Pharmaceuticals	0.33

Retail	0.25

Internet	0.15

Commercial Services	0.13

Machinery	0.11

Biotechnology	0.05

Health Care – Products	0.05

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Procter & Gamble Co.	14.83%

Altria Group Inc.	10.50

Coca-Cola Co. (The)	8.07

PepsiCo Inc.	7.97

Kraft Foods Inc.	4.01

Anheuser-Busch Companies Inc.	2.59

Colgate-Palmolive Co.	2.55

Kimberly-Clark Corp.	2.36

Archer-Daniels-Midland Co.	1.68

General Mills Inc.	1.49

TOTAL	56.05%

The iShares Dow Jones U.S. Consumer Goods Sector Index Fund (the “Fund”), seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Goods Index (the “Index”). The Index measures the performance of the consumer goods sector of the U.S. equity market and includes companies in the following sectors: automobiles and parts, beverages, food producers, household goods, leisure goods, personal goods and tobacco. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 17.93%, while the Index returned 18.52%.

4	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Consumer goods stocks, as represented by the Index, produced double-digit gains for the reporting period and outperformed the broad U.S. equity indexes. Consumer spending remained resilient – retail sales rose 3.2% for the reporting period – providing a lift to consumer stocks in general. In addition, the consumer goods sector consists primarily of companies that make basic necessities and everyday household items, and these stocks tend to hold up well in a slowing economic environment. Most notably, personal products companies generated strong results, as did tobacco and beverage companies. However, the best performers in the consumer goods sector were automobiles and parts makers, which rebounded after considerable weakness in recent years.

Each of the Fund’s ten largest holdings as of April 30, 2007, posted gains during the reporting period. The top performers were tobacco company Altria Group Inc. and household products maker Kimberly-Clark Corp. Altria spun off its majority stake in Kraft Foods Inc. (another ten largest holding) and offered one of the highest dividend yields in the market. Kimberly-Clark, which makes diapers, tissues, and other household paper products, benefited from growing sales and cost reduction efforts. Beverage makers The Coca-Cola Co. and PepsiCo Inc. were also strong performers. Archer-Daniels-Midland Co., which was held in check by volatile commodity prices, posted the most modest gain among the Fund’s ten largest holdings.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.56%	13.54%	14.09%	5.09%	5.11%	5.64%	2.57%	2.57%	3.11%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.56%	13.54%	14.09%	28.19%	28.31%	31.58%	19.13%	19.13%	23.43%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/20/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

6	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Retail	46.30%

Media	25.86

Lodging	5.29

Internet	4.77

Food	3.89

Commercial Services	3.62

Pharmaceuticals	2.33

Advertising	2.03

Airlines	1.65

Entertainment	1.52

Leisure Time	1.50

Software	0.53

Apparel	0.19

Computers	0.14

Transportation	0.14

Household Products & Wares	0.07

Manufacturing	0.07

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Wal-Mart Stores Inc.	6.44%

Time Warner Inc.	4.26

Home Depot Inc.	4.02

Walt Disney Co. (The)	3.52

McDonald’s Corp.	3.02

CVS/Caremark Corp.	2.87

Comcast Corp. Class A	2.62

Lowe’s Companies Inc.	2.43

Target Corp.	2.40

Walgreen Co.	2.31

TOTAL	33.89%

The iShares Dow Jones U.S. Consumer Services Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Services Index (the “Index”). The Index measures the performance of the consumer services sector of the U.S. equity market, and includes companies in the following sectors: food and drug retailers, general retailers, media and travel and leisure. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 13.56%, while the Index returned 14.09%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Consumer services stocks, as represented by the Index, produced double-digit gains for the reporting period, performing generally in line with the broad U.S. equity indexes. Consumer services stocks benefited from resilient consumer spending – retail sales rose 3.2% for the

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

reporting period. Diversified retailers, such as department stores and discount chains, were among the best performers. Media companies also fared well, led by cable and satellite television operators. The laggards were specialty retailers, which posted relatively flat returns for the reporting period.

Eight of the Fund’s ten largest holdings as of April 30, 2007, posted positive results during the reporting period. The best performers were fast-food chain McDonald’s Corp. and the Class A shares of cable operator Comcast Corp. McDonald’s continued to enjoy strong same-store sales growth, particularly in Asia, while Comcast benefited from healthy subscriber growth for its bundled package of cable, internet, and telephone services. Other strong performers included entertainment company The Walt Disney Co. and drug retailer CVS/Caremark Corp. The only two stocks among the Fund’s ten largest holdings to decline for the reporting period were home improvement retailers Home Depot Inc. and Lowe’s Companies Inc.

8	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.20%	11.21%	11.72%	9.93%	9.95%	10.56%	9.56%	9.57%	10.21%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.20%	11.21%	11.72%	60.53%	60.67%	65.17%	88.55%	88.56%	96.37%

Total returns for the periods since inception are calculated from the inception date of the Fund (5/22/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/31/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Diversified Financial Services	35.73%

Banks	27.32

Insurance	21.92

Real Estate Investment Trusts	10.44

Savings & Loans	2.20

Real Estate	0.73

Commercial Services	0.62

Software	0.42

Forest Products & Paper	0.36

Energy – Alternate Sources	0.08

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Citigroup Inc.	7.93%

Bank of America Corp.	6.80

JPMorgan Chase & Co.	5.39

American International Group Inc.	4.72

Wells Fargo & Co.	3.36

Wachovia Corp.	3.17

Goldman Sachs Group Inc. (The)	2.43

Morgan Stanley	2.41

Merrill Lynch & Co. Inc.	2.24

American Express Co.	1.91

TOTAL	40.36%

The iShares Dow Jones U.S. Financial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financials Index (the “Index”). The Index measures the performance of the financial sector of the U.S. equity market and includes companies in the following sectors: banks, non-life insurance, life insurance, real estate, and general finance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 11.20%, while the Index returned 11.72%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Financial stocks, as represented by the Index, produced double-digit gains for the reporting period but trailed the performance of the broad U.S. equity indexes. Real estate investment trusts generated the best returns as commercial property values continued to rise, even as the residential property market slumped. Capital markets firms and investment banks also fared well, benefiting from healthy financial markets and heavy merger activity – mergers and acquisitions amounted to approximately $3.8 trillion worldwide in 2006. In contrast, consumer finance and mortgage lending companies struggled with growing sub-prime lending delinquencies, while the narrow gap between short- and long-term interest rates put downward pressure on net interest margins for commercial banks.

Nine of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The best performers were investment banks The Goldman Sachs Group Inc. and Morgan Stanley. Both companies enjoyed strong earnings growth that was driven by favorable market conditions and heavy merger activity. The other capital markets firms within the ten largest holdings, including Merrill Lynch & Co. Inc. and JPMorgan Chase & Co., also produced solid returns. The only stock among the Fund’s ten largest holdings to decline for the reporting period was commercial bank Wachovia Corp., which fell amid concerns about weaker net interest margins and exposure to the sub-prime lending market.

10	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.24%	10.27%	10.82%	9.99%	10.00%	10.53%	3.70%	3.71%	3.72%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.24%	10.27%	10.82%	60.99%	61.03%	64.98%	28.43%	28.47%	28.56%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/20/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Manufacturing	34.86%

Aerospace & Defense	13.94

Transportation	11.66

Machinery	6.47

Commercial Services	5.58

Software	4.89

Electronics	4.16

Electrical Components & Equipment	2.81

Building Materials	2.29

Environmental Control	1.81

Engineering & Construction	1.77

Packaging & Containers	1.63

Auto Manufacturers	1.25

Metal Fabricate & Hardware	1.10

Forest Products & Paper	0.85

Distribution & Wholesale	0.80

Household Products & Wares	0.66

Computers	0.57

Mining	0.51

Telecommunications	0.51

Chemicals	0.35

Hand & Machine Tools	0.33

Internet	0.26

Electric	0.25

Retail	0.18

Trucking & Leasing	0.11

Housewares	0.10

Health Care – Products	0.08

Holding Companies – Diversified	0.07

Semiconductors	0.02

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
General Electric Co.	18.56%

Boeing Co. (The)	3.23

Tyco International Ltd.	3.16

United Technologies Corp.	3.02

3M Co.	2.74

United Parcel Service Inc. Class B	2.33

Caterpillar Inc.	2.30

Honeywell International Inc.	1.94

Emerson Electric Co.	1.85

Lockheed Martin Corp.	1.59

TOTAL	40.72%

The iShares Dow Jones U.S. Industrial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrials Index (the “Index”). The Index measures the performance of the industrials sector of the U.S. equity market and includes companies in the following sectors: construction and materials, aerospace and defense, general industrials, electronic and electrical equipment, industrial engineering and industrial transportation and support services. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities

12	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 10.24%, while the Index returned 10.82%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Industrial stocks, as represented by the Index, produced double-digit gains for the reporting period but trailed the performance of the broad U.S. equity indexes. The general economic slowdown led to moderating manufacturing activity – industrial production increased by 1.9% for the reporting period, down from a 4.7% increase for the prior 12 months. The best performers were aerospace and defense stocks, which benefited from strong aircraft orders and increased military spending. Machinery manufacturers also fared well during the reporting period. Transportation stocks were mixed – railroad companies posted solid gains, while air freight stocks declined.

Seven of the Fund’s ten largest holdings as of April 30, 2007, provided positive returns during the reporting period. The best performers were defense contractors Honeywell International Inc. and Lockheed Martin Corp. Both companies won a significant number of new contracts, and improved cost management led to higher profit margins at both firms. Another top performer was industrial conglomerate Tyco International Ltd. The three stocks among the Fund’s ten largest holdings that declined for the reporting period were the Class B shares of shipping company United Parcel Service Inc., construction equipment manufacturer Caterpillar Inc., and industrial conglomerate 3M Co.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.93%	9.02%	9.44%	9.71%	9.74%	10.34%	8.60%	8.61%	9.24%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.93%	9.02%	9.44%	58.91%	59.19%	63.55%	76.43%	76.56%	83.71%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

14	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Diversified Financial Services	53.48%

Banks	41.05

Savings & Loans	3.27

Commercial Services	0.94

Software	0.64

Insurance	0.48

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Citigroup Inc.	11.88%

Bank of America Corp.	10.20

JPMorgan Chase & Co.	8.06

Wells Fargo & Co.	5.05

Wachovia Corp.	4.73

Goldman Sachs Group Inc. (The)	3.65

Morgan Stanley	3.62

Merrill Lynch & Co. Inc.	3.36

American Express Co.	2.87

U.S. Bancorp	2.69

TOTAL	56.11%

The iShares Dow Jones U.S. Financial Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services Index (the “Index”). The Index measures the performance of the financial services sector of the U.S. equity market and is a subset of the Dow Jones U.S. Financials Index. The Index includes companies in the following sectors: banks and investment management/brokers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 8.93%, while the Index returned 9.44%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Financial services stocks, as represented by the Index, produced solid gains for the reporting period but trailed the performance of the broad U.S. equity indexes. Consumer finance and mortgage lending companies struggled with growing sub-prime lending delinquencies, while the narrow gap between short- and long-term interest rates put downward pressure on net interest margins for commercial banks. Capital markets firms and investment banks were the best performers, benefiting from healthy financial markets and heavy merger activity – mergers and acquisitions amounted to approximately $3.8 trillion worldwide in 2006.

Nine of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The top performers were investment banks The Goldman Sachs Group Inc. and Morgan Stanley. Both companies enjoyed strong earnings growth that was driven by favorable market conditions and heavy merger activity. The other capital markets firms within the ten largest holdings, including Merrill Lynch & Co. Inc. and JPMorgan Chase & Co., also produced solid returns. The only stock among the Fund’s ten largest holdings to decline for the reporting period was commercial bank Wachovia Corp., which fell amid concerns about weaker net interest margins and exposure to the sub-prime lending market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.35%	25.33%	24.47%	20.61%	20.64%	21.14%	19.94%	19.93%	20.49%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.35%	25.33%	24.47%	155.20%	155.53%	160.87%	249.74%	249.50%	260.43%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

16	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Real Estate Investment Trusts	89.74%

Real Estate	6.40

Forest Products & Paper	3.40

Diversified Financial Services	0.22

Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Simon Property Group Inc.	6.83%

Vornado Realty Trust	4.53

ProLogis	4.38

General Growth Properties Inc.	3.83

Boston Properties Inc.	3.78

Host Hotels & Resorts Inc.	3.43

Archstone-Smith Trust	3.18

Kimco Realty Corp.	2.92

AvalonBay Communities Inc.	2.73

SL Green Realty Corp.	2.27

TOTAL	37.88%

The iShares Dow Jones U.S. Real Estate Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index (the “Index”). The Index measures the performance of the real estate sector of the U.S. equity market and includes companies in the following sub-sectors: real estate holding and development and real estate investment trusts. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 25.35%, while the Index returned 24.47%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Real estate shares continued to deliver strong gains early in the reporting period, benefiting from ongoing demand in an environment of relatively low interest rates and healthy economic growth. As the reporting period progressed, however, the group gave up a portion of those gains in the face of a softening housing market and concerns surrounding sub-prime mortgage lenders.

All of the Fund’s ten largest holdings as of April 30, 2007, delivered gains for the reporting period. Simon Property Group Inc. and SL Green Realty Corp. posted the strongest gains for the reporting period, followed by Boston Properties Inc. and General Growth Properties Inc. Additionally, Kimco Realty Corp. and ProLogis also performed well. Archstone-Smith Trust had the most modest gains amongst the ten largest holdings for the reporting period, but still provided double-digit returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® KLD SELECT SOCIALSM INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/07			Inception to 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.58%	12.63%	13.16%	11.20%	11.22%	11.83%	27.19%	27.25%	28.74%

Total returns for the periods since inception are calculated from the inception date of each Fund (1/24/05). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/28/05), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

18	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Financial	22.47%

Consumer Non-Cyclical	21.43

Technology	15.55

Communications	9.50

Industrial	8.78

Consumer Cyclical	8.33

Energy	6.35

Basic Materials	4.78

Utilities	2.71

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Johnson & Johnson	3.99%

International Business Machines Corp.	3.71

American Express Co.	3.68

Wells Fargo & Co.	3.36

General Mills Inc.	2.84

Microsoft Corp.	2.55

PepsiCo Inc.	2.13

3M Co.	1.94

Texas Instruments Inc.	1.93

Bank of America Corp.	1.88

TOTAL	28.01%

The iShares KLD Select SocialSM Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the KLD Select SocialSM Index (the “Index”). The Index is designed to maximize exposure to companies that KLD determines to have positive social and environmental characteristics, while at the same time maintaining risk and return characteristics similar to the Russell 1000® Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 12.58%, while the Index returned 13.16%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Within the Index, sector performance was positive. The financials, information technology, and health care sectors all contributed strongly to index performance. The telecommunication services, utilities, and materials sectors also provided robust returns, although securities in these sectors represented only a small portion of the Index as of April 30, 2007. Consumer discretionary shares as a group delivered the most modest gains amongst the sectors for the reporting period.

Among the Fund’s ten largest holdings as of April 30, 2007, performance was mostly positive for the reporting period. Computer maker International Business Machines Corp. was the strongest performer, followed closely by software firm Microsoft Corp. and packaged foods company General Mills Inc. Beverage company PepsiCo Inc. also performed well. On the negative side, industrial conglomerate 3M Co. and semiconductor company Texas Instruments Inc. posted very slight declines.

*	Sector classifications used to describe the portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® KLD 400 SOCIAL INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
5.72%	5.76%	5.97%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 11/14/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/17/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

As of the fiscal year ended 4/30/07, the Fund did not have six months of performance and therefore line graphs are not presented.

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	24.28%

Financial	22.18

Technology	15.19

Communications	14.26

Consumer Cyclical	11.42

Industrial	6.75

Energy	3.43

Basic Materials	1.58

Utilities	0.77

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Microsoft Corp.	3.90%

AT&T Inc.	3.64

Procter & Gamble Co.	3.05

Johnson & Johnson	2.80

JPMorgan Chase & Co.	2.74

Cisco Systems Inc.	2.45

Intel Corp.	1.88

Wells Fargo & Co.	1.82

Hewlett-Packard Co.	1.71

Verizon Communications Inc.	1.68

TOTAL	25.67%

The iShares KLD 400 Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Domini 400 SocialSM Index (the “Index”). The Index is designed to provide exposure to the common stocks of companies that KLD determines have positive environmental, social and governance characteristics, and consists of 400 companies drawn primarily from the universe of companies included in the S&P 500® Index and the Russell 3000® Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from November 14, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 5.72%, while the Index returned 5.97%.

20	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) left the federal funds rate unchanged at 5.25% for the reporting period. Corporate earnings growth was also solid. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Within the Index, sector performance was positive for the reporting period. The health care and consumer staples sectors were both strong positive contributors to index performance, followed by financials and telecommunication services. The utilities and energy sectors also performed well for the period, although they comprised only a small portion of the Index as of April 30, 2007.

Among the Fund’s ten largest holdings as of April 30, 2007, performance was mostly positive for the reporting period. Telecommunications companies AT&T Inc. and Verizon Communications Inc. posted the strongest returns, followed by financial company JPMorgan Chase & Co. Computer maker Hewlett-Packard Co. and software firm Microsoft Corp. also logged modest gains. Health care company Johnson & Johnson and bank Wells Fargo & Co. were among the decliners.

*	Sector classifications used to describe the portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
29.16%	29.10%	29.68%	23.68%	23.69%	24.34%	22.06%	22.06%	22.66%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
29.16%	29.10%	29.68%	189.44%	189.57%	197.18%	247.73%	247.79%	258.34%

Total returns for the periods since inception are calculated from the inception date of the Fund (1/29/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/2/01), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

22	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Real Estate Investment Trusts	99.79%

Short-Term and Other Net Assets	0.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Simon Property Group Inc.	9.18%

Vornado Realty Trust	7.55

ProLogis	6.92

Public Storage Inc.	6.28

Boston Properties Inc.	5.84

General Growth Properties Inc.	5.84

Host Hotels & Resorts Inc.	5.09

Kimco Realty Corp.	4.73

AvalonBay Communities Inc.	4.38

Developers Diversified Realty Corp.	3.30

TOTAL	59.11%

The iShares Cohen & Steers Realty Majors Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Index”). The Index consists of selected Real Estate Investment Trusts (“REITs”). The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 29.16%, while the Index returned 29.68%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

REIT shares continued to be strong performers early in the reporting period, benefiting from strong demand in an environment of relatively low interest rates and healthy economic growth. Solid economic conditions and corresponding consumer and business spending translated into increased business for shopping malls, public storage facilities, and office complexes, in which REITs invest. Later in the reporting period, however, lower economic expansion, a slowing housing market, and concerns surrounding sub-prime lenders caused some REITs to give up a portion of their earlier gains, particularly those that invest in residential properties.

All of the Fund’s ten largest holdings as of April 30, 2007, posted strong gains for the reporting period. Simon Property Group Inc. was the strongest performer among the ten largest holdings, followed by Boston Properties Inc. and General Growth Properties Inc. Kimco Realty Corp. and ProLogis also performed well. AvalonBay Communities Inc. had the most modest gains amongst the ten largest holdings for the reporting period, but still provided double-digit returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/06)[a]	Ending Account Value (4/30/07)[a]	Annualized Expense Ratio	Expenses Paid During Period[b] (11/1/06 to 4/30/07)
Dow Jones U.S. Basic Materials Sector
Actual	$ 1,000.00	$ 1,174.50	0.48%	$ 2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Consumer Goods Sector
Actual	1,000.00	1,087.70	0.48	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Consumer Services Sector
Actual	1,000.00	1,061.70	0.48	2.45
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Financial Sector
Actual	1,000.00	1,052.00	0.48	2.44
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

24	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/06)[a]	Ending Account Value (4/30/07)[a]	Annualized Expense Ratio	Expenses Paid During Period[b] (11/1/06 to 4/30/07)
Dow Jones U.S. Industrial Sector
Actual	$ 1,000.00	$ 1,113.80	0.48%	$ 2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Financial Services
Actual	1,000.00	1,039.00	0.48	2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Real Estate
Actual	1,000.00	1,063.20	0.48	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
KLD Select SocialSM
Actual	1,000.00	1,059.90	0.50	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
KLD 400 Social
Actual	1,000.00	1,057.20	0.50	2.35
Hypothetical (5% return before expenses)	1,000.00	1,020.60	0.50	2.31
Cohen & Steers Realty Majors
Actual	1,000.00	1,070.70	0.35	1.80
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.35	1.76

[a]	Account values are based on a start date of November 14, 2006 (commencement of operations) for the iShares KLD 400 Social Index Fund.
[b]

Except for the iShares KLD 400 Social Index Fund, expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Expenses for the iShares KLD 400 Social Index Fund, which commenced operations on November 14, 2006, are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (167 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	25

Schedule of Investments

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.81%

AGRICULTURE – 6.38%
Monsanto Co.	684,948	$40,405,083

		40,405,083

BIOTECHNOLOGY – 0.14%
Cambrex Corp.	36,256	879,571

		879,571

CHEMICALS – 45.10%
Air Products & Chemicals Inc.	256,959	19,657,363
Airgas Inc.	86,597	3,857,896
Albemarle Corp.	95,705	4,062,677
Ashland Inc.	71,472	4,284,746
Cabot Corp.	73,942	3,349,573
Celanese Corp. Class A	174,105	5,775,063
CF Industries Holdings Inc.	61,902	2,456,890
Chemtura Corp.	307,201	3,388,427
Cytec Industries Inc.	48,424	2,658,478
Dow Chemical Co. (The)	1,221,711	54,500,528
Du Pont (E.I.) de Nemours and Co.	1,164,577	57,262,251
Eastman Chemical Co.	102,697	6,952,587
Ecolab Inc.	229,993	9,887,399
Ferro Corp.	55,828	1,161,781
FMC Corp.	45,292	3,484,314
Fuller (H.B.) Co.	76,770	1,963,009
Georgia Gulf Corp.	40,761	650,953
Hercules Inc.[a]	145,018	2,732,139
Huntsman Corp.	116,329	2,280,048
International Flavors & Fragrances Inc.	103,895	5,056,570
Lubrizol Corp.	86,132	5,162,752
Lyondell Chemical Co.	282,363	8,787,137
Minerals Technologies Inc.	24,844	1,580,575
Mosaic Co. (The)[a]	186,690	5,507,355
Olin Corp.	85,037	1,457,534
OM Group Inc.[a]	37,686	1,979,646
PPG Industries Inc.	208,989	15,377,411
Praxair Inc.	411,293	26,548,963
Rohm & Haas Co.	178,376	9,127,500
RPM International Inc.	151,023	3,212,259
Schulman (A.) Inc.	32,070	742,741

Security	Shares	Value
Sensient Technologies Corp.	57,242	$1,498,596
Sigma-Aldrich Corp.	142,222	5,984,702
Valspar Corp. (The)	120,839	3,267,487

		285,657,350

COAL – 6.21%
Alpha Natural Resources Inc.[a]	68,822	1,195,438
Arch Coal Inc.	182,159	6,570,475
CONSOL Energy Inc.	233,053	9,757,929
Foundation Coal Holdings Inc.	58,461	2,302,779
International Coal Group Inc.[a]	159,521	891,722
Massey Energy Co.	94,174	2,536,106
Peabody Energy Corp.	335,483	16,096,474

		39,350,923

ENERGY - ALTERNATE SOURCES – 0.19%
Headwaters Inc.[a]	54,967	1,191,135

		1,191,135

FOREST PRODUCTS & PAPER – 8.43%
Bowater Inc.	71,097	1,556,313
Domtar Corp.[a]	752,380	7,335,705
International Paper Co.	576,130	21,731,624
Neenah Paper Inc.	19,646	750,477
Wausau Paper Corp.	63,226	851,022
Weyerhaeuser Co.	267,375	21,181,447

		53,406,588

HOUSEHOLD PRODUCTS & WARES – 1.21%
Avery Dennison Corp.	123,075	7,655,265

		7,655,265

IRON & STEEL – 12.18%
AK Steel Holding Corp.[a]	140,817	4,297,735
Allegheny Technologies Inc.	119,371	13,080,674
Carpenter Technology Corp.	32,512	3,945,981
Chaparral Steel Co.	53,638	3,781,479
Cleveland-Cliffs Inc.	52,577	3,643,060
Nucor Corp.	347,180	22,032,043
Reliance Steel & Aluminum Co.	79,043	4,695,154
Ryerson Inc.	31,062	1,277,891
Steel Dynamics Inc.	116,266	5,151,746
United States Steel Corp.	150,192	15,250,496

		77,156,259

26	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MANUFACTURING – 0.12%
Tredegar Corp.	33,125	$774,131

		774,131

METAL FABRICATE & HARDWARE – 1.10%
Commercial Metals Co.	148,709	4,986,213
Worthington Industries Inc.	89,225	1,985,256

		6,971,469

MINING – 18.75%
Alcoa Inc.	1,103,924	39,178,263
Coeur d’Alene Mines Corp.[a]	360,790	1,475,631
Freeport-McMoRan Copper & Gold Inc.	473,217	31,781,254
Kaiser Aluminum Corp.[a]	18,492	1,457,355
Meridian Gold Inc.[a]	126,584	3,196,246
Newmont Mining Corp.	536,690	22,379,973
RTI International Metals Inc.[a]	29,485	2,779,551
Southern Copper Corp.[b]	92,460	7,424,538
Stillwater Mining Co.[a]	58,723	904,334
Titanium Metals Corp.[a]	171,497	5,921,791
USEC Inc.[a]	112,012	2,259,282

		118,758,218

TOTAL COMMON STOCKS (Cost: $582,197,764)		632,205,992

SHORT-TERM INVESTMENTS – 0.44%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$30,970	30,970
Deutsche Bank AG
5.35%, 08/08/07	55,304	55,304

		86,274

COMMERCIAL PAPER[c] – 0.09%
BNP Paribas Finance Inc.
5.12%, 06/06/07	7,743	7,703
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	71,989	71,901

Security	Principal	Value
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	$61,101	$60,787
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	38,713	38,387
Grampian Funding LLC
5.14%, 06/06/07[d]	33,183	33,012
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	22,122	22,009
Irish Permanent Treasury PLC
5.18%, 07/10/07	11,061	10,949
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	24,606	24,573
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	27,950	27,721
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	49,906	49,876
Nestle Capital Corp.
5.19%, 08/09/07[d]	13,273	13,082
Park Sienna LLC
5.30%, 05/18/07[d]	13,273	13,240
Simba Funding Corp.
5.20%, 07/23/07[d]	22,122	21,857
Societe Generale
5.18%, 05/16/07[d]	55,304	55,185
Thornburg Mortgage Capital Resources LLC 5.30%, 05/14/07[d]	11,061	11,040
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	11,613	11,585
Tulip Funding Corp.
5.29%, 05/08/07[d]	46,456	46,408
Westpac Banking Corp.
5.20%, 07/12/07[d]	19,910	19,703
Zela Finance Inc.
5.20%, 07/16/07[d]	13,273	13,127

		552,145

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MEDIUM-TERM NOTES[c] – 0.01%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	$16,591	$16,591
K2 USA LLC
5.39%, 06/04/07[d]	16,591	16,591
Sigma Finance Inc.
5.51%, 06/18/07[d]	18,140	18,140

		51,322
MONEY MARKET FUNDS – 0.16%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	989,183	989,183

		989,183
REPURCHASE AGREEMENTS[c] – 0.05%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $20,797 (collateralized by non-U.S. government debt securities, value $21,475, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$20,794	20,794
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $44,250 (collateralized by non-U.S. government debt securities, value $46,578, 2.48% to 6.13%, 1/15/08 to 7/27/26).	44,243	44,243
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $33,188 (collateralized by non-U.S. government debt securities, value $36,593, 0.45% to 8.35%, 10/17/18 to 11/25/52).	33,183	33,183

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $33,188 (collateralized by U.S. government obligations, value $33,935, 4.50% to 8.75%, 5/1/08 to 4/1/37).	$33,183	$33,183
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $33,188 (collateralized by non-U.S. government debt securities, value $35,292, 0.00% to 6.00%, 2/7/17 to 11/30/60).	33,183	33,183
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $22,125 (collateralized by non-U.S. government debt securities, value $24,406, 6.43% to 7.34%, 6/1/13 to 1/5/37).	22,122	22,122
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $11,063 (collateralized by non-U.S. government debt securities, value $11,646, 5.26% to 5.95%, 5/1/32 to 6/1/46).	11,061	11,061
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $5,531 (collateralized by non-U.S. government debt securities, value $5,823, 6.13% to 6.75%, 4/1/13 to 1/15/16).	5,530	5,530

28	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $99,563 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $104,133, 0.00% to 12.00%, 6/1/07 to 7/1/45).	$99,548	$99,548
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $22,125 (collateralized by non-U.S. government debt securities, value $22,915, 4.13% to 8.13%, 9/1/09 to 10/1/26).	22,122	22,122
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $22,125 (collateralized by non-U.S. government debt securities, value $23,309, 4.70% to 6.57%, 12/15/14 to 6/12/47).	22,122	22,122

		347,091

TIME DEPOSITS[c] – 0.03%
Branch Banking & Trust
5.25%, 05/01/07	61,134	61,134
Societe Generale
5.27%, 05/01/07	77,426	77,426
SunTrust Bank
5.25%, 05/01/07	38,713	38,713

		177,273

VARIABLE & FLOATING RATE NOTES[c] – 0.09%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	16,590	16,590
ASIF Global Financing
5.40%, 05/03/07[d]	2,212	2,212
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	21,237	21,236

Security	Principal	Value
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	$12,167	$12,167
Commodore CDO Ltd.
5.42%, 12/12/07	4,755	4,755
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	237	237
Granite Master Issuer PLC
5.29%, 08/20/07[d]	77,426	77,426
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	11,061	11,060
Holmes Financing PLC
5.29%, 07/16/07[d]	38,713	38,713
JP Morgan Securities Inc.
5.40%, 11/16/07	44,243	44,243
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	44,243	44,243
Leafs LLC
5.32%, 01/22/08	21,374	21,374
Links Finance LLC
5.28% - 5.35%, 05/10/07 - 05/16/07[d]	24,334	24,334
Master Funding LLC
5.35%, 05/25/07[d]	20,125	20,125
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	24,334	24,334
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	2,212	2,212
Mound Financing PLC
5.29%, 05/08/07[d]	20,794	20,794
National City Bank of Indiana
5.34%, 05/21/07	11,061	11,061
Newcastle Ltd.
5.34%, 01/24/08[d]	14,379	14,377
Sedna Finance Inc.
5.32%, 05/25/07[d]	9,955	9,955
Strips III LLC
5.37%, 07/24/07[d]	4,207	4,207
SunTrust Bank
5.29%, 05/01/07	22,122	22,122

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	$23,021	$23,021
Wachovia Bank N.A.
5.36%, 05/22/07	55,968	55,968
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	16,591	16,594
White Pine Finance LLC
5.31%, 05/22/07[d]	12,167	12,167
Wind Master Trust
5.31%, 07/25/07[d]	8,849	8,849

		564,376

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,767,664)		2,767,664

TOTAL INVESTMENTS IN SECURITIES – 100.25% (Cost: $584,965,428)		634,973,656

Other Assets, Less Liabilities – (0.25)%		(1,559,334)

NET ASSETS – 100.00%		$633,414,322

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

30	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.80%

AGRICULTURE – 15.02%
Altria Group Inc.	555,089	$38,256,734
Archer-Daniels-Midland Co.	158,334	6,127,526
Bunge Ltd.	31,536	2,389,167
Loews Corp. – Carolina Group	28,536	2,183,860
Reynolds American Inc.	45,238	2,906,994
Universal Corp.	6,760	423,717
UST Inc.	42,752	2,423,183

		54,711,181

APPAREL – 5.31%
Carter’s Inc.[a]	13,511	353,988
Coach Inc.[a]	97,897	4,780,310
Crocs Inc.[a]	9,763	545,556
Hanesbrands Inc.[a]	25,381	674,881
Jones Apparel Group Inc.	29,114	972,116
Kellwood Co.	6,250	176,125
Liz Claiborne Inc.	27,067	1,210,436
Nike Inc. Class B	92,014	4,955,874
Phillips-Van Heusen Corp.	14,595	815,860
Polo Ralph Lauren Corp.	16,044	1,477,813
Quiksilver Inc.[a]	32,355	430,321
Stride Rite Corp.	9,444	133,160
Timberland Co. Class Aa	13,403	345,931
VF Corp.	23,407	2,055,369
Wolverine World Wide Inc.	14,865	424,842

		19,352,582

AUTO MANUFACTURERS – 2.18%
Ford Motor Co.	480,898	3,866,420
General Motors Corp.	129,928	4,057,651

		7,924,071

AUTO PARTS & EQUIPMENT – 2.79%
American Axle & Manufacturing Holdings Inc.	11,566	323,270
ArvinMeritor Inc.	18,426	380,497
BorgWarner Inc.	15,048	1,172,390
CooperTire & Rubber Co.	16,542	319,757
Goodyear Tire & Rubber Co. (The)[a]	41,464	1,379,093
Johnson Controls Inc.	51,911	5,312,053

Security	Shares	Value
Lear Corp.[a]	17,723	$650,789
Modine Manufacturing Co.	8,352	193,182
Superior Industries International Inc.[b]	5,659	129,308
Visteon Corp.[a]	34,057	310,600

		10,170,939

BEVERAGES – 20.76%
Anheuser-Busch Companies Inc.	191,847	9,436,954
Brown-Forman Corp. Class B	12,146	776,494
Coca-Cola Co. (The)	563,102	29,388,293
Coca-Cola Enterprises Inc.	73,162	1,605,174
Constellation Brands Inc. Class Aa	55,351	1,240,416
Hansen Natural Corp.[a]	18,987	725,303
Molson Coors Brewing Co. Class B	19,330	1,822,432
Pepsi Bottling Group Inc.	34,830	1,142,772
PepsiAmericas Inc.	17,329	418,322
PepsiCo Inc.	439,339	29,035,915

		75,592,075

BIOTECHNOLOGY – 0.05%
Martek Biosciences Corp.[a]	8,551	184,616

		184,616

COMMERCIAL SERVICES – 0.13%
Weight Watchers International Inc.	9,575	459,504

		459,504

COSMETICS & PERSONAL CARE – 19.24%
Alberto-Culver Co.	22,414	544,436
Avon Products Inc.	117,567	4,679,167
Colgate-Palmolive Co.	137,017	9,281,532
Estee Lauder Companies Inc. (The) Class A	30,550	1,570,881
Procter & Gamble Co.	839,845	54,010,432

		70,086,448

DISTRIBUTION & WHOLESALE – 0.76%
Genuine Parts Co.	45,027	2,224,784
Pool Corp.[b]	13,493	541,474

		2,766,258

ELECTRICAL COMPONENTS & EQUIPMENT – 0.40%
Energizer Holdings Inc.[a]	14,838	1,441,957

		1,441,957

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
ELECTRONICS – 0.67%
Garmin Ltd.[b]	30,575	$1,779,159
Gentex Corp.	37,765	672,217

		2,451,376

FOOD – 14.21%
Campbell Soup Co.	63,666	2,489,341
Chiquita Brands International Inc.	11,160	165,503
ConAgra Foods Inc.	134,805	3,313,507
Corn Products International Inc.	19,702	784,534
Dean Foods Co.	35,550	1,295,086
Del Monte Foods Co.	53,049	615,368
Flowers Foods Inc.	14,802	461,674
General Mills Inc.	90,731	5,434,787
Hain Celestial Group Inc.[a]	10,319	309,880
Heinz (H.J.) Co.	82,997	3,909,989
Hershey Co. (The)	41,944	2,305,242
Hormel Foods Corp.	19,688	749,916
Kellogg Co.	66,034	3,493,859
Kraft Foods Inc.	436,874	14,622,173
McCormick & Co. Inc. NVS	28,836	1,070,392
Ralcorp Holdings Inc.[a]	7,111	467,975
Sara Lee Corp.	194,053	3,184,410
Smithfield Foods Inc.[a]	29,344	897,046
Smucker (J.M.) Co. (The)	15,057	840,482
Tootsie Roll Industries Inc.	6,270	181,767
TreeHouse Foods Inc.[a]	8,119	244,707
Tyson Foods Inc. Class A	72,523	1,520,082
Wrigley (William Jr.) Co.	57,673	3,395,786

		51,753,506

HAND & MACHINE TOOLS – 1.00%
Black & Decker Corp.	17,984	1,631,508
Snap-On Inc.	13,974	761,583
Stanley Works (The)	21,509	1,253,545

		3,646,636

HEALTH CARE - PRODUCTS – 0.05%
Oakley Inc.	6,966	168,090

		168,090

HOME BUILDERS – 3.44%
Beazer Homes USA Inc.	10,261	342,512
Centex Corp.	31,273	1,400,092
Champion Enterprises Inc.[a]	20,219	207,851

Security	Shares	Value
Fleetwood Enterprises Inc.[a]	16,891	$140,702
Horton (D.R.) Inc.	72,219	1,601,817
Hovnanian Enterprises Inc. Class Aa	11,692	280,491
KB Home	20,446	901,873
Lennar Corp. Class A	33,346	1,424,208
Lennar Corp. Class B	2,915	116,629
M.D.C. Holdings Inc.	9,202	471,695
Meritage Homes Corp.[a]	5,848	203,569
Monaco Coach Corp.	7,158	109,732
NVR Inc.[a]	1,349	1,111,576
Pulte Homes Inc.	55,659	1,497,227
Ryland Group Inc.	11,241	497,976
Standard-Pacific Corp.	17,118	356,910
Thor Industries Inc.	10,026	399,336
Toll Brothers Inc.[a]	35,565	1,059,126
WCI Communities Inc.[a,b]	7,174	156,680
Winnebago Industries Inc.[b]	7,854	251,799

		12,531,801

HOME FURNISHINGS – 1.35%
Ethan Allen Interiors Inc.	7,940	280,282
Furniture Brands International Inc.[b]	11,937	191,947
Harman International Industries Inc.	17,219	2,098,824
La-Z-Boy Inc.[b]	13,542	158,306
Whirlpool Corp.	20,600	2,184,218

		4,913,577

HOUSEHOLD PRODUCTS & WARES – 4.10%
ACCO Brands Corp.[a]	13,046	310,495
Blyth Inc.	7,780	203,058
Church & Dwight Co. Inc.	17,071	866,012
Clorox Co. (The)	39,809	2,670,388
Fossil Inc.[a]	12,843	361,787
Jarden Corp.[a]	17,117	721,310
Kimberly-Clark Corp.	120,723	8,591,856
Scotts Miracle-Gro Co. (The) Class A	12,050	541,888
Spectrum Brands Inc.[a]	10,092	70,240
Tupperware Brands Corp.	16,080	452,170
WD-40 Co.	4,159	143,818

		14,933,022

32	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
HOUSEWARES – 0.61%
Newell Rubbermaid Inc.	72,709	$2,229,985

		2,229,985

INTERNET – 0.15%
NutriSystem Inc.[a,b]	8,862	549,444

		549,444

LEISURE TIME – 1.67%
Brunswick Corp.	24,617	806,453
Callaway Golf Co.	17,978	322,885
Harley-Davidson Inc.	68,538	4,339,826
Nautilus Inc.	8,627	119,139
Polaris Industries Inc.[b]	9,409	475,437

		6,063,740

MACHINERY – 0.11%
Briggs & Stratton Corp.	13,092	388,440

		388,440

MANUFACTURING – 0.90%
Eastman Kodak Co.[b]	75,734	1,886,534
Lancaster Colony Corp.	6,796	286,995
Leggett & Platt Inc.	47,324	1,113,060

		3,286,589

OFFICE FURNISHINGS – 0.44%
Herman Miller Inc.	17,010	585,314
HNI Corp.	10,413	434,639
Interface Inc. Class A	14,400	242,640
Steelcase Inc. Class A	17,021	332,250

		1,594,843

PHARMACEUTICALS – 0.33%
Herbalife Ltd.	10,571	423,791
NBTY Inc.[a]	15,955	788,337

		1,212,128

RETAIL – 0.25%
Nu Skin Enterprises Inc. Class A	13,569	235,151
Select Comfort Corp.[a,b]	14,039	260,283
Under Armour Inc. Class Aa	8,188	413,494

		908,928

SOFTWARE – 1.80%
Activision Inc.[a]	74,143	1,482,860
Electronic Arts Inc.[a]	82,002	4,133,721

Security	Shares or Principal	Value
Take-Two Interactive Software Inc.[a,b]	19,203	$368,122
THQ Inc.[a]	17,391	580,338

		6,565,041

TEXTILES – 0.79%
Cintas Corp.	36,625	1,372,339
G&K Services Inc. Class A	5,623	196,243
Mohawk Industries Inc.[a]	14,452	1,302,992

		2,871,574

TOYS, GAMES & HOBBIES – 1.29%
Hasbro Inc.	37,684	1,191,191
JAKKS Pacific Inc.[a]	7,335	176,260
Marvel Entertainment Inc.[a]	17,107	505,170
Mattel Inc.	100,024	2,830,679

		4,703,300

TOTAL COMMON STOCKS (Cost: $328,522,555)		363,461,651

SHORT-TERM INVESTMENTS – 1.36%

CERTIFICATES OF DEPOSIT[c] – 0.03%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$35,739	35,739
Deutsche Bank AG
5.35%, 08/08/07	63,819	63,819

		99,558

COMMERCIAL PAPER[c] – 0.17%
BNP Paribas Finance Inc.
5.12%, 06/06/07	8,935	8,889
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	83,073	82,971
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	70,508	70,146
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	44,673	44,297

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Grampian Funding LLC
5.14%, 06/06/07[d]	$38,292	$38,095
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	25,528	25,397
Irish Permanent Treasury PLC
5.18%, 07/10/07	12,764	12,635
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	28,394	28,357
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	32,254	31,989
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	57,589	57,555
Nestle Capital Corp.
5.19%, 08/09/07[d]	15,317	15,096
Park Sienna LLC
5.30%, 05/18/07[d]	15,317	15,278
Simba Funding Corp.
5.20%, 07/23/07[d]	25,528	25,222
Societe Generale
5.18%, 05/16/07[d]	63,819	63,681
Thornburg Mortgage
Capital Resources LLC
5.30%, 05/14/07[d]	12,764	12,739
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	13,401	13,369
Tulip Funding Corp.
5.29%, 05/08/07[d]	53,608	53,553
Westpac Banking Corp.
5.20%, 07/12/07[d]	22,975	22,736
Zela Finance Inc.
5.20%, 07/16/07[d]	15,317	15,148

		637,153

MEDIUM-TERM NOTES[c] – 0.02%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	19,146	19,146
K2 USA LLC
5.39%, 06/04/07[d]	19,146	19,146
Sigma Finance Inc.
5.51%, 06/18/07[d]	20,933	20,933

		59,225

Security	Shares or Principal	Value
MONEY MARKET FUNDS – 0.80%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	402,599	$402,599
BGI Cash Premier Fund LLC 5.31%[c,e,f]	2,502,653	2,502,653

		2,905,252

REPURCHASE AGREEMENTS[c] – 0.11%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $24,000 (collateralized by non-U.S. government debt securities, value $24,782, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$23,996	23,996
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $51,063 (collateralized by non-U.S. government debt securities, value $53,749, 2.48% to 6.13%, 1/15/08 to 7/27/26).	51,055	51,055
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $38,298 (collateralized by non-U.S. government debt securities, value $42,227, 0.45% to 8.35%, 10/17/18 to 11/25/52).	38,292	38,292
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $38,298 (collateralized by U.S. government obligations, value $39,160, 4.50% to 8.75%, 5/1/08 to 4/1/37).	38,292	38,292

34	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $38,298 (collateralized by non-U.S. government debt securities, value $40,726, 0.00% to 6.00%, 2/7/17 to 11/30/60).	$38,292	$38,292
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $25,532 (collateralized by non-U.S. government debt securities, value $28,164, 6.43% to 7.34%, 6/1/13 to 1/5/37).	25,528	25,528
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $12,766 (collateralized by non-U.S. government debt securities, value $13,439, 5.26% to 5.95%, 5/1/32 to 6/1/46).	12,764	12,764
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $6,383 (collateralized by non-U.S. government debt securities, value $6,720, 6.13% to 6.75%, 4/1/13 to 1/15/16).	6,382	6,382
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $114,892 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $120,166, 0.00% to 12.00%, 6/1/07 to 7/1/45).	114,875	114,875

Security	Principal	Value
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $25,532 (collateralized by non-U.S. government debt securities, value $26,443, 4.13% to 8.13%, 9/1/09 to 10/1/26).	$25,528	$25,528
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $25,532 (collateralized by non-U.S. government debt securities, value $26,898, 4.70% to 6.57%, 12/15/14 to 6/12/47).	25,528	25,528

		400,532

TIME DEPOSITS[c] – 0.05%
Branch Banking & Trust
5.25%, 05/01/07	70,547	70,547
Societe Generale
5.27%, 05/01/07	89,347	89,347
SunTrust Bank
5.25%, 05/01/07	44,673	44,673

		204,567

VARIABLE & FLOATING RATE NOTES[c] – 0.18%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	19,146	19,146
ASIF Global Financing
5.40%, 05/03/07[d]	2,553	2,553
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	24,507	24,505
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	14,040	14,040
Commodore CDO Ltd.
5.42%, 12/12/07	5,487	5,487
DaimlerChrysler Auto Trust Series 2006-C Class A1 5.33%, 10/08/07[d]	273	273
Granite Master Issuer PLC
5.29%, 08/20/07[d]	89,347	89,347

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	$12,764	$12,763
Holmes Financing PLC
5.29%, 07/16/07[d]	44,673	44,673
JP Morgan Securities Inc.
5.40%, 11/16/07	51,055	51,055
JP Morgan Chase & Co.
5.45%, 07/27/07[g]	51,055	51,055
Leafs LLC
5.32%, 01/22/08	24,664	24,664
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	28,080	28,080
Master Funding LLC
5.35%, 05/25/07[d]	23,223	23,223
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	28,080	28,080
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	2,553	2,553
Mound Financing PLC
5.29%, 05/08/07[d]	23,996	23,996
National City Bank of Indiana
5.34%, 05/21/07	12,764	12,764
Newcastle Ltd.
5.34%, 01/24/08[d]	16,593	16,591
Sedna Finance Inc.
5.32%, 05/25/07[d]	11,487	11,487
Strips III LLC
5.37%, 07/24/07[d]	4,855	4,855
SunTrust Bank
5.29%, 05/01/07	25,528	25,528
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	26,565	26,565
Wachovia Bank N.A.
5.36%, 05/22/07	64,585	64,585
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	19,146	19,148
White Pine Finance LLC
5.31%, 05/22/07[d]	14,040	14,040

Security	Principal	Value
Wind Master Trust
5.31%, 07/25/07[d]	$10,211	$10,211

		651,267

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,957,554)		4,957,554

TOTAL INVESTMENTS IN SECURITIES – 101.16% (Cost: $333,480,109)		368,419,205

Other Assets, Less Liabilities – (1.16)%		(4,212,711)

NET ASSETS – 100.00%		$364,206,494

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

36	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.90%

ADVERTISING – 2.03%
Catalina Marketing Corp.	6,308	$199,964
Donnelley (R.H.) Corp.[a]	11,980	935,518
Getty Images Inc.[a]	8,005	416,260
Harte-Hanks Inc.	8,684	226,652
Interpublic Group of Companies Inc.[a]	79,895	1,013,069
Lamar Advertising Co.	12,590	759,681
Omnicom Group Inc.	28,999	3,036,485
ValueVision Media Inc. Class Aa	5,064	57,274

		6,644,903

AIRLINES – 1.65%
AirTran Holdings Inc.[a]	15,751	173,419
Alaska Air Group Inc.[a]	7,074	209,390
AMR Corp.[a]	37,930	989,594
Continental Airlines Inc. Class Ba	15,308	559,660
JetBlue Airways Corp.[a]	28,920	286,597
SkyWest Inc.	10,831	294,712
Southwest Airlines Co.	133,723	1,918,925
UAL Corp.[a]	16,872	563,525
US Airways Group Inc.[a]	11,045	408,002

		5,403,824
APPAREL – 0.19%
Guess? Inc.	10,530	414,882
Gymboree Corp.[a]	5,346	204,110

		618,992
COMMERCIAL SERVICES – 3.62%
Apollo Group Inc. Class Aa	24,104	1,140,119
Arbitron Inc.	4,864	239,698
Avis Budget Group Inc.[a]	16,858	474,216
Block (H & R) Inc.	50,798	1,148,543
Career Education Corp.[a]	16,230	479,434
Chemed Corp.	4,526	227,658
Corinthian Colleges Inc.[a]	14,667	202,845
DeVry Inc.	10,439	344,383
Hertz Global Holdings Inc.[a]	14,993	298,361
ITT Educational Services Inc.[a]	6,982	678,720
Laureate Education Inc.[a]	8,024	473,817
Live Nation Inc.[a]	9,972	202,332

Security	Shares	Value
McKesson Corp.	50,316	$2,960,090
Pre-Paid Legal Services Inc.[a,b]	2,321	132,413
Rent-A-Center Inc.[a]	12,114	337,254
Service Corp. International	50,350	611,752
ServiceMaster Co. (The)	48,395	744,799
Sotheby’s Holdings Inc. Class A	10,854	560,283
Stewart Enterprises Inc. Class A	16,324	122,756
Strayer Education Inc.	2,444	303,887
Valassis Communications Inc.[a]	7,834	150,099

		11,833,459

COMPUTERS – 0.14%
FactSet Research Systems Inc.	7,625	469,014

		469,014

ENTERTAINMENT – 1.52%
Bally Technologies Inc.[a]	8,319	194,665
DreamWorks Animation SKG Inc. Class Aa	9,499	278,131
International Game Technology Inc.	57,196	2,181,455
International Speedway Corp. Class A	5,360	264,784
Penn National Gaming Inc.[a]	12,455	602,075
Pinnacle Entertainment Inc.[a]	9,725	273,078
Regal Entertainment Group Class A	13,016	283,098
Scientific Games Corp. Class Aa	11,447	381,071
Six Flags Inc.[a,b]	13,211	78,738
Vail Resorts Inc.[a]	5,184	295,592
Warner Music Group Corp.	7,581	130,393

		4,963,080

FOOD – 3.89%
Kroger Co.	112,008	3,305,356
Performance Food Group Co.[a]	5,449	170,281
Safeway Inc.	75,863	2,753,827
SUPERVALU Inc.	35,185	1,614,991
Sysco Corp.	105,157	3,442,840
United Natural Foods Inc.[a]	6,669	208,006
Whole Foods Market Inc.	24,368	1,140,179
Wild Oats Markets Inc.[a]	4,596	82,866

		12,718,346

HOUSEHOLD PRODUCTS & WARES – 0.07%
American Greetings Corp. Class A	8,897	226,429

		226,429

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
INTERNET – 4.77%
Amazon.com Inc.[a]	50,759	$3,113,049
aQuantive Inc.[a]	12,076	369,646
CNET Networks Inc.[a]	23,656	199,420
eBay Inc.[a]	177,209	6,014,473
Expedia Inc.[a]	37,899	895,174
IAC/InterActiveCorp[a]	34,806	1,326,805
Liberty Media Holding Corp. – Liberty Interactive Group Series Aa	106,733	2,671,527
NetFlix Inc.[a,b]	10,298	228,307
Priceline.com Inc.[a]	5,589	310,972
ValueClick Inc.[a]	16,654	476,304

		15,605,677

LEISURE TIME – 1.50%
Carnival Corp.	71,531	3,497,151
Life Time Fitness Inc.[a]	5,229	268,771
Royal Caribbean Cruises Ltd.	22,755	945,925
WMS Industries Inc.[a]	5,148	205,199

		4,917,046

LODGING – 5.29%
Boyd Gaming Corp.	9,773	444,671
Choice Hotels International Inc.	6,104	229,755
Gaylord Entertainment Co.[a]	6,862	376,038
Harrah’s Entertainment Inc.	31,583	2,694,030
Hilton Hotels Corp.	61,710	2,098,140
Las Vegas Sands Corp.[a]	17,780	1,514,678
Marriott International Inc. Class A	58,687	2,653,239
MGM Mirage[a]	20,392	1,371,362
Orient-Express Hotels Ltd.	7,278	383,187
Starwood Hotels & Resorts Worldwide Inc.	36,032	2,414,865
Station Casinos Inc.	7,142	621,354
Wyndham Worldwide Corp.[a]	34,006	1,176,608
Wynn Resorts Ltd.	13,031	1,331,899

		17,309,826

MANUFACTURING – 0.07%
Matthews International Corp. Class A	5,330	224,713

		224,713

Security	Shares	Value
MEDIA – 25.86%
Belo Corp.	15,129	$291,536
Cablevision Systems Corp.[a]	38,162	1,250,950
CBS Corp. Class A	3,094	98,389
CBS Corp. Class B	114,471	3,636,744
Charter Communications Inc. Class Aa	65,003	196,309
Clear Channel Communications Inc.	76,413	2,707,313
Comcast Corp. Class Aa	321,061	8,559,486
Comcast Corp. Class A Special[a]	179,382	4,735,685
Cox Radio Inc. Class Aa	5,474	77,293
CTC Media Inc.[a]	6,190	161,435
Cumulus Media Inc. Class Aa	6,133	57,589
DIRECTV Group Inc. (The)[a]	137,077	3,267,916
Discovery Holding Co. Class Aa	45,527	990,212
Dow Jones & Co. Inc.	9,092	330,312
EchoStar Communications Corp.[a]	35,193	1,637,530
Entercom Communications Corp.	5,395	149,657
Gannett Co. Inc.	39,822	2,272,243
Gemstar-TV Guide International Inc.[a]	41,922	186,134
Idearc Inc.	24,564	853,599
Lee Enterprises Inc.	6,763	177,055
Liberty Global Inc. Class Aa	33,447	1,200,413
Liberty Global Inc. Class Ca	33,536	1,120,438
Liberty Media Holding Corp. – Liberty Capital Group Series Aa	22,780	2,573,457
McClatchy Co. (The) Class A	9,306	268,943
McGraw-Hill Companies Inc. (The)	59,915	3,926,230
Media General Inc. Class A	3,601	132,301
Meredith Corp.	6,460	374,163
New York Times Co. Class Ab	24,110	564,174
News Corp. Class A	315,742	7,069,463
News Corp. Class B	73,648	1,767,552
Radio One Inc. Class Da	12,098	85,412
Scholastic Corp.[a]	5,789	178,706
Scripps (E.W.) Co. Class A	13,827	598,709
Sinclair Broadcast Group Inc. Class A	8,124	132,665
Sirius Satellite Radio Inc.[a,b]	216,900	642,024
Time Warner Inc.	675,391	13,933,316

38	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
Tribune Co.	24,342	$798,418
Viacom Inc. Class Aa	2,125	87,635
Viacom Inc. Class Ba	100,814	4,158,578
Walt Disney Co. (The)	329,385	11,521,887
Washington Post Co. (The) Class B	1,034	769,296
Westwood One Inc.	11,573	78,812
Wiley (John) & Sons Inc. Class A	7,969	298,439
XM Satellite Radio Holdings Inc. Class Aa	52,079	609,324

		84,527,742

PHARMACEUTICALS – 2.33%
AmerisourceBergen Corp.	32,169	1,608,128
Cardinal Health Inc.	68,054	4,760,377
Omnicare Inc.	20,608	683,567
VCA Antech Inc.[a]	14,004	552,178

		7,604,250

RETAIL – 46.30%
Abercrombie & Fitch Co. Class A	14,822	1,210,365
Advance Auto Parts Inc.	17,874	736,409
Aeropostale Inc.[a]	8,889	365,782
American Eagle Outfitters Inc.	32,728	964,494
Ann Taylor Stores Corp.[a]	12,082	464,915
Applebee’s International Inc.	12,454	338,500
AutoNation Inc.[a]	25,760	526,534
AutoZone Inc.[a]	8,769	1,166,628
Barnes & Noble Inc.	9,020	356,561
Bed Bath & Beyond Inc.[a]	47,783	1,946,679
Best Buy Co. Inc.	67,361	3,142,391
Big Lots Inc.[a]	18,370	591,514
BJ’s Wholesale Club Inc.[a]	10,952	378,173
Blockbuster Inc. Class Aa	18,706	115,977
Bob Evans Farms Inc.	6,210	227,907
Borders Group Inc.	10,524	222,162
Brinker International Inc.	20,633	641,686
Brown Shoe Co. Inc.	7,241	195,362
CarMax Inc.[a]	36,154	900,958
Casey’s General Store Inc.	8,579	215,762
Cato Corp. Class A	5,077	109,714
CBRL Group Inc.	4,412	196,687
CEC Entertainment Inc.[a]	5,650	235,436
Charming Shoppes Inc.[a]	20,746	259,325

Security	Shares	Value
Cheesecake Factory Inc. (The)[a]	12,766	$352,342
Chico’s FAS Inc.[a]	29,991	790,563
Children’s Place Retail Stores Inc. (The)[a]	4,025	212,802
Christopher & Banks Corp.	6,364	110,161
Circuit City Stores Inc.	29,717	518,562
Claire’s Stores Inc.	14,885	484,804
Coldwater Creek Inc.[a]	10,121	209,505
Copart Inc.[a]	11,411	330,691
Costco Wholesale Corp.	78,156	4,186,817
CVS/Caremark Corp.	258,571	9,370,613
Darden Restaurants Inc.	22,815	946,366
Dick’s Sporting Goods Inc.[a]	5,867	329,080
Dillard’s Inc. Class A	11,045	382,488
Dollar General Corp.	53,014	1,131,849
Dollar Tree Stores Inc.[a]	17,200	676,304
Dress Barn Inc.[a]	7,823	155,756
Family Dollar Stores Inc.	24,116	767,853
Federated Department Stores Inc.	89,070	3,911,954
Foot Locker Inc.	26,639	633,742
Fred’s Inc.	6,464	93,340
GameStop Corp. Class Aa	22,608	749,907
Gap Inc. (The)	100,079	1,796,418
Genesco Inc.[a]	3,781	191,621
Group 1 Automotive Inc.	3,546	145,386
Guitar Center Inc.[a]	5,149	238,399
Home Depot Inc.	346,813	13,133,808
Hot Topic Inc.[a]	8,120	91,675
IHOP Corp.	2,704	159,320
J. Crew Group Inc.[a]	6,237	252,536
Jack in the Box Inc.[a]	5,869	390,993
Kohl’s Corp.[a]	49,518	3,666,313
Krispy Kreme Doughnuts Inc.[a,b]	9,988	97,183
Limited Brands Inc.	57,159	1,575,874
Longs Drug Stores Corp.	5,136	281,145
Lowe’s Companies Inc.	259,510	7,930,626
McDonald’s Corp.	204,435	9,870,122
Men’s Wearhouse Inc. (The)	8,422	364,420
99 Cents Only Stores[a]	8,316	118,919
Nordstrom Inc.	37,084	2,036,653
Office Depot Inc.[a]	46,916	1,577,316

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
OfficeMax Inc.	12,792	$629,622
O’Reilly Automotive Inc.[a]	19,621	698,508
OSI Restaurant Partners Inc.	12,462	496,112
P.F. Chang’s China Bistro Inc.[a,b]	4,689	179,354
Pacific Sunwear of California Inc.[a]	11,762	246,179
Panera Bread Co. Class Aa	5,262	293,041
Pantry Inc. (The)[a]	3,856	173,481
Papa John’s International Inc.[a]	4,030	123,761
Payless ShoeSource Inc.[a]	11,209	357,567
Penney (J.C.) Co. Inc.	33,524	2,651,413
Pep Boys – Manny, Moe & Jack Inc.	6,975	130,084
PetSmart Inc.	22,890	759,719
Pier 1 Imports Inc.	12,939	97,689
RadioShack Corp.	22,650	658,436
Regis Corp.	7,742	295,977
Rite Aid Corp.[a]	89,903	552,004
Ross Stores Inc.	24,080	798,252
Ruby Tuesday Inc.	9,871	264,148
Saks Inc.	20,853	436,662
Sally Beauty Co. Inc.[a]	14,086	138,325
Sears Holdings Corp.[a]	16,242	3,100,760
Sonic Corp.[a]	11,521	258,531
Staples Inc.	123,957	3,074,134
Starbucks Corp.[a]	127,806	3,964,542
Stein Mart Inc.	4,817	78,517
Talbots Inc. (The)	3,748	88,078
Target Corp.	131,995	7,836,543
Tiffany & Co.	23,025	1,098,062
TJX Companies Inc.	77,389	2,158,379
Tractor Supply Co.[a]	5,945	307,594
Triarc Companies Inc. Class B	5,649	91,909
Tuesday Morning Corp.	5,691	79,446
Tween Brands Inc.[a]	5,405	211,660
Urban Outfitters Inc.[a]	19,959	514,144
Walgreen Co.	171,891	7,546,015
Wal-Mart Stores Inc.	439,047	21,039,131
Wendy’s International Inc.	16,158	609,157
Williams-Sonoma Inc.	15,277	538,056
Yum! Brands Inc.	45,055	2,787,102
Zale Corp.[a]	8,056	224,843

		151,361,084

Security	Shares or Principal	Value
SOFTWARE – 0.53%
Avid Technology Inc.[a]	6,900	$229,425
Dun & Bradstreet Corp.	10,466	945,080
NAVTEQ Corp.[a,b]	15,704	555,293

		1,729,798

TRANSPORTATION – 0.14%
Laidlaw International Inc.	13,397	458,847

		458,847

TOTAL COMMON STOCKS (Cost: $331,442,709)		326,617,030

SHORT-TERM INVESTMENTS – 0.73%

CERTIFICATES OF DEPOSIT[c] – 0.00%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$3,568	3,568
Deutsche Bank AG
5.35%, 08/08/07	6,372	6,372

		9,940

COMMERCIAL PAPER[c] – 0.02%
BNP Paribas Finance Inc.
5.12%, 06/06/07	892	888
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	8,294	8,284
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	7,040	7,004
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	4,460	4,422
Grampian Funding LLC
5.14%, 06/06/07[d]	3,823	3,804
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	2,549	2,536
Irish Permanent Treasury PLC
5.18%, 07/10/07	1,274	1,262
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	2,835	2,831

40	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	$3,220	$3,194
Lockhart Funding LLC 5.25%,
05/04/07 - 05/14/07[d]	5,750	5,746
Nestle Capital Corp.
5.19%, 08/09/07[d]	1,529	1,507
Park Sienna LLC
5.30%, 05/18/07[d]	1,529	1,525
Simba Funding Corp.
5.20%, 07/23/07[d]	2,549	2,518
Societe Generale
5.18%, 05/16/07[d]	6,372	6,358
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	1,274	1,272
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	1,338	1,335
Tulip Funding Corp.
5.29%, 05/08/07[d]	5,352	5,347
Westpac Banking Corp.
5.20%, 07/12/07[d]	2,294	2,270
Zela Finance Inc.
5.20%, 07/16/07[d]	1,529	1,512

		63,615

MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	1,912	1,912
K2 USA LLC
5.39%, 06/04/07[d]	1,912	1,912
Sigma Finance Inc.
5.51%, 06/18/07[d]	2,090	2,090

		5,914

MONEY MARKET FUNDS – 0.67%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	362,176	362,176
BGI Cash Premier Fund LLC
5.31%[c,e,f]	1,807,858	1,807,858

		2,170,034

Security	Principal	Value
REPURCHASE AGREEMENTS[c] – 0.01%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,396 (collateralized by non-U.S. government debt securities, value $2,474, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$2,396	$2,396
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $5,099 (collateralized by non-U.S. government debt securities, value $5,367, 2.48% to 6.13%, 1/15/08 to 7/27/26).	5,098	5,098
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $3,824 (collateralized by non-U.S. government debt securities, value $4,216, 0.45% to 8.35%, 10/17/18 to 11/25/52).	3,823	3,823
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $3,824 (collateralized by U.S. government obligations, value $3,910, 4.50% to 8.75%, 5/1/08 to 4/1/37).	3,823	3,823
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $3,824 (collateralized by non-U.S. government debt securities, value $4,066, 0.00% to 6.00%, 2/7/17 to 11/30/60).	3,823	3,823

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $2,549 (collateralized by non-U.S. government debt securities, value $2,812, 6.43% to 7.34%, 6/1/13 to 1/5/37).	$2,549	$2,549
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,274 (collateralized by non-U.S. government debt securities, value $1,341, 5.26% to 5.95%, 5/1/32 to 6/1/46).	1,274	1,274
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $637 (collateralized by non-U.S. government debt securities, value $671, 6.13% to 6.75%, 4/1/13 to 1/15/16).	637	637
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $11,471 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $11,998, 0.00% to 12.00%, 6/1/07 to 7/1/45).	11,469	11,469
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,549 (collateralized by non-U.S. government debt securities, value $2,640, 4.13% to 8.13%, 9/1/09 to 10/1/26).	2,549	2,549

Security	Principal	Value
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,549 (collateralized by non-U.S. government debt securities, value $2,685, 4.70% to 6.57%, 12/15/14 to 6/12/47).	$2,549	$2,549

		39,990

TIME DEPOSITS[c] – 0.01%
Branch Banking & Trust
5.25%, 05/01/07	7,044	7,044
Societe Generale
5.27%, 05/01/07	8,921	8,921
SunTrust Bank
5.25%, 05/01/07	4,460	4,460

		20,425

VARIABLE & FLOATING RATE NOTES[c] – 0.02%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	1,912	1,912
ASIF Global Financing
5.40%, 05/03/07[d]	255	255
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	2,447	2,447
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	1,402	1,402
Commodore CDO Ltd.
5.42%, 12/12/07	548	548
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	27	27
Granite Master Issuer PLC
5.29%, 08/20/07[d]	8,921	8,916
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	1,274	1,274
Holmes Financing PLC
5.29%, 07/16/07[d]	4,460	4,460
JP Morgan Securities Inc.
5.40%, 11/16/07	5,098	5,098

42	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	$5,098	$5,098
Leafs LLC
5.32%, 01/22/08	2,463	2,463
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	2,804	2,804
Master Funding LLC
5.35%, 05/25/07[d]	2,319	2,319
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	2,804	2,804
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	255	255
Mound Financing PLC
5.29%, 05/08/07[d]	2,396	2,396
National City Bank of Indiana
5.34%, 05/21/07	1,274	1,274
Newcastle Ltd.
5.34%, 01/24/08[d]	1,657	1,656
Sedna Finance Inc.
5.32%, 05/25/07[d]	1,147	1,147
Strips III LLC
5.37%, 07/24/07[d]	485	485
SunTrust Bank
5.29%, 05/01/07	2,549	2,549
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	2,652	2,653
Wachovia Bank N.A.
5.36%, 05/22/07	6,448	6,448
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	1,912	1,912
White Pine Finance LLC
5.31%, 05/22/07[d]	1,402	1,402
Wind Master Trust
5.31%, 07/25/07[d]	1,020	1,020

		65,024

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,374,942)		2,374,942

Value
TOTAL INVESTMENTS IN SECURITIES – 100.63% (Cost: $333,817,651)	$328,991,972

Other Assets, Less Liabilities – (0.63)%	(2,057,347)

NET ASSETS – 100.00%	$326,934,625

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.82%

BANKS – 27.32%
Alabama National Bancorp	2,791	$174,772
AMCORE Financial Inc.	3,384	96,816
Associated Bancorp	17,315	560,660
BancorpSouth Inc.	10,466	257,150
Bank of America Corp.	639,192	32,534,873
Bank of Hawaii Corp.	7,039	372,363
Bank of New York Co. Inc. (The)	107,269	4,342,249
BB&T Corp.	76,169	3,170,154
BOK Financial Corp.	3,293	169,030
Cathay General Bancorp	6,462	211,889
Chittenden Corp.	6,715	195,138
Citizens Banking Corp.	10,702	214,147
City National Corp.	5,561	407,176
Colonial BancGroup Inc. (The)	21,851	525,735
Comerica Inc.	22,649	1,402,200
Commerce Bancorp Inc.	28,074	938,795
Commerce Bancshares Inc.	9,952	471,128
Compass Bancshares Inc.	18,410	1,255,194
Cullen/Frost Bankers Inc.	8,524	436,173
East West Bancorp Inc.	8,324	331,795
F.N.B. Corp. (Pennsylvania)	8,980	150,684
Fifth Third Bancorp	66,679	2,706,501
First BanCorp (Puerto Rico)	11,298	141,677
First Community Bancorp	4,025	220,811
First Horizon National Corp.	17,561	688,567
First Midwest Bancorp Inc.	7,029	252,622
FirstMerit Corp.	11,837	247,157
Fremont General Corp.[a]	12,203	92,133
Frontier Financial Corp.	6,732	167,290
Fulton Financial Corp.	25,935	381,763
Greater Bay Bancorp	7,929	204,489
Huntington Bancshares Inc.	32,587	722,780
International Bancshares Corp.	7,339	210,996
Investors Financial Services Corp.	9,503	588,046
KeyCorp	56,922	2,030,977
M&T Bank Corp.	11,455	1,275,400
Marshall & Ilsley Corp.	33,884	1,627,110
Mellon Financial Corp.	58,642	2,517,501
National City Corp.	84,367	3,083,614

Security	Shares	Value
Northern Trust Corp.	27,561	$1,734,965
Old National Bancorp	9,485	169,592
Pacific Capital Bancorp	6,927	186,544
Park National Corp.[a]	1,657	147,092
PNC Financial Services Group	49,252	3,649,573
Popular Inc.	40,493	680,687
Provident Bankshares Corp.[a]	4,922	157,701
Regions Financial Corp.	104,702	3,673,993
Sky Financial Group Inc.	16,516	450,061
South Financial Group Inc. (The)	10,486	237,298
State Street Corp.	47,198	3,250,526
Sterling Bancshares Inc.	10,933	124,964
Sterling Financial Corp.
(Washington)	7,132	210,251
SunTrust Banks Inc.	50,214	4,239,066
Susquehanna Bancshares Inc.	8,113	180,758
SVB Financial Group[a,b]	5,053	258,815
Synovus Financial Corp.	38,370	1,210,957
TCF Financial Corp.	17,923	485,355
Trustmark Corp.	7,614	202,609
U.S. Bancorp	249,132	8,557,684
UCBH Holdings Inc.	14,303	256,882
Umpqua Holdings Corp.	8,521	212,514
UnionBanCal Corp.	7,693	472,966
United Bancshares Inc.	5,781	193,663
United Community Banks Inc.	5,960	176,178
Valley National Bancorp	16,342	414,597
W Holding Co. Inc.	20,067	97,124
Wachovia Corp.	273,319	15,180,137
Webster Financial Corp.	7,938	352,844
Wells Fargo & Co.	447,496	16,060,631
Westamerica Bancorp	4,490	210,267
Whitney Holding Corp.	9,262	284,992
Wilmington Trust Corp.	9,662	390,925
Zions Bancorporation	15,102	1,235,344

		130,725,110

COMMERCIAL SERVICES – 0.62%
Equifax Inc.	17,749	706,410
Moody’s Corp.	34,170	2,259,320

		2,965,730

44	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 35.73%
Affiliated Managers Group Inc.[b]	4,329	$509,220
American Express Co.	150,318	9,119,793
AmeriCredit Corp.[b]	17,815	449,472
Ameriprise Financial Inc.	30,689	1,825,075
Bear Stearns Companies Inc. (The)	16,974	2,642,852
BlackRock Inc.	2,774	415,268
Capital One Financial Corp.	58,639	4,354,532
CBOT Holdings Inc. Class Ab	5,166	974,669
Chicago Mercantile Exchange Holdings Inc.	4,535	2,343,461
CIT Group Inc.	28,901	1,723,945
Citigroup Inc.	707,258	37,923,174
CompuCredit Corp.[a,b]	5,418	195,915
Countrywide Financial Corp.	84,742	3,142,233
E*TRADE Financial Corp.[b]	62,386	1,377,483
Eaton Vance Corp.	17,883	683,488
Edwards (A.G.) Inc.	10,704	775,505
Federal Home Loan Mortgage Corp.	98,484	6,379,794
Federal National Mortgage Association	137,467	8,099,556
Federated Investors Inc. Class B	14,099	538,018
First Marblehead Corp. (The)[a]	8,632	312,910
Franklin Resources Inc.	24,265	3,186,237
Goldman Sachs Group Inc. (The)	53,112	11,610,814
IntercontinentalExchange Inc.[b]	8,203	1,041,781
International Securities Exchange Holdings Inc.	5,401	360,193
Investment Technology Group Inc.[b]	6,733	254,777
Janus Capital Group Inc.	29,336	733,987
Jefferies Group Inc.	14,942	473,661
JPMorgan Chase & Co.	494,765	25,777,256
Knight Capital Group Inc. Class Ab	16,056	260,107
LaBranche & Co. Inc.[b]	10,612	86,382
Lazard Ltd. Class A	7,142	386,739
Legg Mason Inc.	18,799	1,864,673
Lehman Brothers Holdings Inc.	76,917	5,790,312
Merrill Lynch & Co. Inc.	118,581	10,699,564
Morgan Stanley	137,096	11,517,435

Security	Shares	Value
Nasdaq Stock Market Inc. (The)[b]	14,721	$479,316
National Financial Partners Corp.	5,761	265,409
Nuveen Investments Inc. Class A	11,384	606,767
NYSE Euronext Inc.[b]	27,341	2,305,667
Piper Jaffray Companies[b]	3,059	195,195
Raymond James Financial Inc.	13,490	413,873
Rowe (T.) Price Group Inc.	37,431	1,859,572
Schwab (Charles) Corp. (The)	145,818	2,788,040
SLM Corp.	59,345	3,194,541
SWS Group Inc.	4,015	104,350
TD Ameritrade Holding Corp.[b]	35,811	610,578
Waddell & Reed Financial Inc. Class A	11,967	289,841

		170,943,430

ENERGY - ALTERNATE SOURCES – 0.08%
Covanta Holding Corp.[b]	15,582	382,382

		382,382

FOREST PRODUCTS & PAPER – 0.36%
Plum Creek Timber Co. Inc.	25,292	1,004,092
Potlatch Corp.	6,173	267,846
Rayonier Inc.	10,822	469,350

		1,741,288

INSURANCE – 21.92%
ACE Ltd.	46,113	2,741,879
AFLAC Inc.	71,302	3,660,645
Alleghany Corp.[b]	757	270,855
Allied World Assurance Holdings Ltd.	4,906	217,434
Allstate Corp. (The)	88,594	5,521,178
Ambac Financial Group Inc.	14,994	1,376,449
American Financial Group Inc.	9,784	345,082
American International Group Inc.	323,273	22,600,015
American National Insurance Co.	2,287	298,499
Aon Corp.	39,080	1,514,350
Arch Capital Group Ltd.[b]	6,000	436,920
Aspen Insurance Holdings Ltd.	10,768	285,460
Assurant Inc.	14,786	850,639
Assured Guaranty Ltd.	7,021	198,062
Axis Capital Holdings Ltd.	19,889	737,882
Berkley (W.R.) Corp.	25,363	824,044

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
Brown & Brown Inc.	16,042	$413,081
Chubb Corp.	58,821	3,166,334
Cincinnati Financial Corp.	21,706	981,979
Commerce Group Inc.	8,867	289,153
Delphi Financial Group Inc. Class A	6,060	258,762
Endurance Specialty Holdings Ltd.	8,375	313,392
Erie Indemnity Co. Class A	7,427	390,289
Everest Re Group Ltd.	9,241	930,014
Fidelity National Financial Inc.	31,121	793,274
First American Corp.	12,076	621,914
Gallagher (Arthur J.) & Co.	13,887	388,281
Genworth Financial Inc. Class A	65,025	2,372,762
Hanover Insurance Group Inc. (The)	7,930	364,463
Hartford Financial Services Group Inc. (The)	45,403	4,594,784
HCC Insurance Holdings Inc.	15,893	487,279
Hilb, Rogal & Hobbs Co.	5,242	227,765
Horace Mann Educators Corp.	6,224	130,953
IPC Holdings Ltd.	9,281	278,244
Lincoln National Corp.	39,339	2,798,970
Loews Corp.	66,041	3,125,060
Markel Corp.[b]	1,368	627,789
Marsh & McLennan Companies Inc.	78,459	2,491,858
MBIA Inc.	19,090	1,327,900
Mercury General Corp.	3,826	207,178
MetLife Inc.	65,551	4,306,701
MGIC Investment Corp.	12,677	781,030
Montpelier Re Holdings Ltd.	14,720	268,787
Nationwide Financial Services Inc.	7,698	439,787
Ohio Casualty Corp.	8,515	269,415
Old Republic International Corp.	30,514	649,033
PartnerRe Ltd.	8,058	580,337
Philadelphia Consolidated Holding Corp.[b]	8,379	363,649
Phoenix Companies Inc.	16,200	241,380
Platinum Underwriters Holdings Ltd.	8,355	285,908
PMI Group Inc. (The)	12,732	617,120
Principal Financial Group Inc.	38,178	2,423,921
ProAssurance Corp.[b]	4,427	238,350
Progressive Corp. (The)	99,573	2,297,149
Protective Life Corp.	9,593	449,912

Security	Shares	Value
Prudential Financial Inc.	67,617	$6,423,615
Radian Group Inc.	11,850	688,603
Reinsurance Group of America Inc.	4,081	254,287
RenaissanceRe Holdings Ltd.	8,864	479,986
RLI Corp.	3,256	181,327
SAFECO Corp.	15,066	1,005,505
Selective Insurance Group Inc.	8,072	210,518
StanCorp Financial Group Inc.	7,747	368,757
Torchmark Corp.	14,064	960,571
Transatlantic Holdings Inc.	3,713	258,016
Travelers Companies Inc. (The)	96,161	5,202,310
Unitrin Inc.	6,279	296,055
Unum Group	50,913	1,266,715
White Mountains Insurance Group Ltd.	1,130	647,490
Willis Group Holdings Ltd.	17,238	707,103
XL Capital Ltd. Class A	25,445	1,984,201
Zenith National Insurance Corp.	5,248	242,720

		104,851,129

REAL ESTATE – 0.73%
Brookfield Properties Corp.	18,362	754,127
CB Richard Ellis Group Inc. Class Ab	28,945	979,788
Forest City Enterprises Inc. Class A	8,472	566,014
Jones Lang LaSalle Inc.	5,163	554,971
St. Joe Co. (The)[a]	11,172	632,670

		3,487,570

REAL ESTATE INVESTMENT TRUSTS – 10.44%
Alexandria Real Estate Equities Inc.	4,123	436,420
AMB Property Corp.	14,015	853,654
Annaly Capital Management Inc.	36,800	585,488
Apartment Investment & Management Co. Class A	13,809	763,638
Archstone-Smith Trust	30,993	1,615,045
AvalonBay Communities Inc.	11,237	1,373,836
BioMed Realty Trust Inc.	11,645	334,328
Boston Properties Inc.	16,557	1,946,441
Brandywine Realty Trust	12,533	412,085
BRE Properties Inc. Class A	7,268	436,371
Camden Property Trust	8,132	566,394
CapitalSource Inc.	21,341	549,958

46	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
CBL & Associates Properties Inc.	9,551	$434,093
Colonial Properties Trust	6,637	329,262
Corporate Office Properties Trust	6,466	304,613
Cousins Properties Inc.	5,973	200,514
Crescent Real Estate Equities Co.	15,848	325,042
DCT Industrial Trust Inc.	23,864	267,993
Developers Diversified Realty Corp.	15,599	1,015,495
Digital Realty Trust Inc.	7,686	310,899
Douglas Emmett Inc.	14,678	382,362
Duke Realty Corp.	19,161	826,031
Entertainment Properties Trust	3,815	230,502
Equity Inns Inc.	8,030	137,313
Equity Lifestyle Properties Inc.	3,214	174,424
Equity Residential	41,523	1,927,913
Essex Property Trust Inc.	3,308	426,269
Federal Realty Investment Trust	7,856	708,376
FelCor Lodging Trust Inc.	9,904	252,849
First Industrial Realty Trust Inc.	6,389	279,774
Franklin Street Properties Corp.	10,956	197,756
General Growth Properties Inc.	32,114	2,050,479
Health Care Property Investors Inc.	29,117	1,030,451
Health Care REIT Inc.	10,453	472,894
Healthcare Realty Trust Inc.	8,122	276,635
Highwoods Properties Inc.	8,405	342,756
Home Properties Inc.	5,269	293,483
Hospitality Properties Trust	13,091	596,033
Host Hotels & Resorts Inc.	73,796	1,892,129
HRPT Properties Trust	30,129	368,779
iStar Financial Inc.	17,975	861,362
Kilroy Realty Corp.	4,607	349,809
Kimco Realty Corp.	30,719	1,476,662
KKR Financial Corp.	11,763	314,190
LaSalle Hotel Properties	5,960	276,723
Lexington Realty Trust	10,208	213,245
Liberty Property Trust	12,842	621,424
Macerich Co. (The)	10,120	962,614
Mack-Cali Realty Corp.	9,490	464,725
Maguire Properties Inc.	6,843	246,553
Mid-America Apartment Communities Inc.	3,620	195,299
National Retail Properties Inc.	8,509	203,791

Security	Shares	Value
Nationwide Health Properties Inc.	12,349	$395,909
Newcastle Investment Corp.	8,383	244,867
NovaStar Financial Inc.[a]	5,654	41,613
Pennsylvania Real Estate Investment Trust	5,418	251,720
Post Properties Inc.	6,201	290,641
ProLogis	35,085	2,273,508
Public Storage Inc.	18,212	1,699,544
RAIT Financial Trust	10,663	300,163
Realty Income Corp.	14,146	394,673
Redwood Trust Inc.	4,492	225,543
Regency Centers Corp.	9,603	791,287
Senior Housing Properties Trust	11,891	271,472
Simon Property Group Inc.	31,315	3,609,993
SL Green Realty Corp.	8,385	1,181,446
Strategic Hotels & Resorts Inc.	10,984	237,804
Sunstone Hotel Investors Inc.	10,418	297,121
Taubman Centers Inc.	7,620	427,101
Thornburg Mortgage Inc.	18,108	503,402
UDR Inc.	19,006	570,940
Ventas Inc.	14,780	623,125
Vornado Realty Trust	20,123	2,387,191
Washington Real Estate Investment Trust	6,533	247,339
Weingarten Realty Investors	11,318	541,679

		49,923,255

SAVINGS & LOANS – 2.20%
Anchor BanCorp Wisconsin Inc.	3,177	85,525
Astoria Financial Corp.	12,752	338,693
Dime Community Bancshares Inc.	5,230	69,611
Downey Financial Corp.	3,488	233,522
First Niagara Financial Group Inc.	15,129	205,754
FirstFed Financial Corp.[a,b]	2,953	181,550
Hudson City Bancorp Inc.	73,577	980,046
MAF Bancorp Inc.	4,626	185,734
New York Community Bancorp Inc.	38,016	663,759
NewAlliance Bancshares Inc.	14,884	232,339
People’s United Financial Inc.	17,677	351,949
PFF Bancorp Inc.	3,328	93,650
Provident Financial Services Inc.	8,889	152,357
Sovereign Bancorp Inc.	46,532	1,129,332

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Washington Federal Inc.	12,225	$289,855
Washington Mutual Inc.	126,607	5,314,962

		10,508,638

SOFTWARE – 0.42%
MasterCard Inc. Class A	9,454	1,055,823
MoneyGram International Inc.	12,071	343,179
SEI Investments Co.	10,191	621,957

		2,020,959

TOTAL COMMON STOCKS (Cost: $433,963,896)		477,549,491

SHORT-TERM INVESTMENTS – 0.48%

CERTIFICATES OF DEPOSIT[c] – 0.00%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$4,135	4,135
Deutsche Bank AG
5.35%, 08/08/07	7,385	7,385

		11,520

COMMERCIAL PAPER[c] – 0.02%
BNP Paribas Finance Inc.
5.12%, 06/06/07	1,034	1,029
Concord Minutemen
Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	9,613	9,601
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	8,159	8,117
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	5,169	5,126
Grampian Funding LLC
5.14%, 06/06/07[d]	4,431	4,408
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	2,954	2,939
Irish Permanent Treasury PLC
5.18%, 07/10/07	1,477	1,462
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	3,286	3,281

Security	Shares or Principal	Value
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	$3,732	$3,701
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	6,664	6,660
Nestle Capital Corp.
5.19%, 08/09/07[d]	1,772	1,747
Park Sienna LLC
5.30%, 05/18/07[d]	1,772	1,768
Simba Funding Corp.
5.20%, 07/23/07[d]	2,954	2,919
Societe Generale
5.18%, 05/16/07[d]	7,385	7,369
Thornburg Mortgage
Capital Resources LLC
5.30%, 05/14/07[d]	1,477	1,474
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	1,551	1,547
Tulip Funding Corp.
5.29%, 05/08/07[d]	6,203	6,197
Westpac Banking Corp.
5.20%, 07/12/07[d]	2,659	2,631
Zela Finance Inc.
5.20%, 07/16/07[d]	1,772	1,753

		73,729

MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	2,215	2,215
K2 USA LLC
5.39%, 06/04/07[d]	2,215	2,215
Sigma Finance Inc.
5.51%, 06/18/07[d]	2,422	2,422

		6,852

MONEY MARKET FUNDS – 0.43%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30%[e,f]	752,464	752,464
BGI Cash Premier Fund LLC
5.31%[c,e,f]	1,318,224	1,318,224

		2,070,688

48	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value

REPURCHASE AGREEMENTS[c] – 0.01%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,777 (collateralized by non-U.S. government debt securities, value $2,868, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$2,777	$2,777
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $5,909 (collateralized by non-U.S. government debt securities, value $6,220, 2.48% to 6.13%, 1/15/08 to 7/27/26).	5,908	5,908
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $4,432 (collateralized by non-U.S. government debt securities, value $4,887, 0.45% to 8.35%, 10/17/18 to 11/25/52).	4,431	4,431
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $4,432 (collateralized by U.S.government obligations, value $4,532, 4.50% to 8.75%, 5/1/08 to 4/1/37).	4,431	4,431
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $4,432 (collateralized by non-U.S. government debt securities, value $4,713, 0.00% to 6.00%, 2/7/17 to 11/30/60).	4,431	4,431

Security	Principal	Value
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $2,954 (collateralized by non-U.S. government debt securities, value $3,259, 6.43% to 7.34%, 6/1/13 to 1/5/37).	$2,954	$2,954
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,477 (collateralized by non-U.S. government debt securities, value $1,555, 5.26% to 5.95%, 5/1/32 to 6/1/46).	1,477	1,477
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $738 (collateralized by non-U.S. government debt securities, value $777, 6.13% to 6.75%, 4/1/13 to 1/15/16).	738	738
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $13,295 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $13,905, 0.00% to 12.00%, 6/1/07 to 7/1/45).	13,293	13,293
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,954 (collateralized by non-U.S. government debt securities, value $3,059, 4.13% to 8.13%, 9/1/09 to 10/1/26).	2,954	2,954

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,954 (collateralized by non-U.S. government debt securities, value $3,112, 4.70% to 6.57%, 12/15/14 to 6/12/47).	$2,954	$2,954

		46,348

TIME DEPOSITS[c] – 0.00%
Branch Banking & Trust
5.25%, 05/01/07	8,163	8,163
Societe Generale
5.27%, 05/01/07	10,339	10,339
SunTrust Bank
5.25%, 05/01/07	5,169	5,169

		23,671

VARIABLE & FLOATING RATE NOTES[c] – 0.02%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	2,215	2,217
ASIF Global Financing
5.40%, 05/03/07[d]	295	295
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	2,836	2,836
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	1,625	1,625
Commodore CDO Ltd.
5.42%, 12/12/07	635	635
DaimlerChrysler Auto Trust
Series 2006-C Class A1
5.33%, 10/08/07[d]	32	32
Granite Master Issuer PLC
5.29%, 08/20/07[d]	10,339	10,339
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	1,477	1,477
Holmes Financing PLC
5.29%, 07/16/07[d]	5,169	5,169
JP Morgan Securities Inc.
5.40%, 11/16/07	5,908	5,908
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	5,908	5,908
Leafs LLC
5.32%, 01/22/08	2,854	2,854

Security	Principal	Value
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	$3,249	$3,249
Master Funding LLC
5.35%, 05/25/07[d]	2,687	2,687
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	3,249	3,249
Metropolitan Life Insurance
Funding Agreement
5.43%, 08/01/07[d,g]	295	295
Mound Financing PLC
5.29%, 05/08/07[d]	2,777	2,777
National City Bank of Indiana
5.34%, 05/21/07	1,477	1,477
Newcastle Ltd.
5.34%, 01/24/08[d]	1,920	1,920
Sedna Finance Inc.
5.32%, 05/25/07[d]	1,329	1,329
Strips III LLC
5.37%, 07/24/07[d]	562	562
SunTrust Bank
5.29%, 05/01/07	2,954	2,954
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	3,074	3,074
Wachovia Bank N.A.
5.36%, 05/22/07	7,473	7,473
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	2,215	2,216
White Pine Finance LLC
5.31%, 05/22/07[d]	1,625	1,625
Wind Master Trust
5.31%, 07/25/07[d]	1,182	1,182

		75,364

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,308,172)		2,308,172

TOTAL INVESTMENTS IN SECURITIES – 100.30% (Cost: $436,272,068)		479,857,663

Other Assets, Less Liabilities – (0.30)%		(1,420,155)

NET ASSETS – 100.00%		$478,437,508

50	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2007

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.87%

AEROSPACE & DEFENSE – 13.94%
AAR Corp.[a]	5,502	$168,031
Alliant Techsystems Inc.[a]	4,976	463,415
Armor Holdings Inc.[a]	5,039	360,288
BE Aerospace Inc.[a]	13,396	490,963
Boeing Co. (The)	107,081	9,958,533
Curtiss-Wright Corp.	6,531	281,421
DRS Technologies Inc.	6,071	305,432
Esterline Technologies Corp.[a]	3,869	161,453
General Dynamics Corp.	50,719	3,981,441
Goodrich Corp.	18,736	1,064,954
Kaman Corp.	3,226	80,005
L-3 Communications Holdings Inc.	18,825	1,692,932
Lockheed Martin Corp.	50,919	4,895,353
Moog Inc. Class Aa	5,772	245,425
Northrop Grumman Corp.	48,117	3,543,336
Orbital Sciences Corp.[a]	9,277	193,611
Raytheon Co.	67,435	3,610,470
Rockwell Collins Inc.	25,297	1,661,254
Spirit AeroSystems Holdings Inc. Class Aa	8,225	260,157
Teledyne Technologies Inc.[a]	4,997	220,418
United Technologies Corp.	138,580	9,302,875

		42,941,767

AUTO MANUFACTURERS – 1.25%
Oshkosh Truck Corp.	11,004	615,564
PACCAR Inc.	37,782	3,172,932
Wabash National Corp.	4,768	74,190

		3,862,686

BUILDING MATERIALS – 2.29%
American Standard Companies Inc.	25,197	1,387,347
Eagle Materials Inc.	7,377	329,088
Florida Rock Industries Inc.	8,313	574,595
Genlyte Group Inc. (The)[a]	3,782	295,034
Lennox International Inc.	9,786	330,865
Martin Marietta Materials Inc.	6,843	997,846
Masco Corp.	59,665	1,623,485
NCI Building Systems Inc.[a]	3,057	152,758
Owens Corning Inc.[a]	12,604	386,313

Security	Shares	Value
Simpson Manufacturing Co. Inc.[b]	5,779	$185,910
Texas Industries Inc.	3,648	277,868
USG Corp.[a]	11,458	528,787

		7,069,896

CHEMICALS – 0.35%
Sherwin-Williams Co. (The)	17,093	1,090,021

		1,090,021

COMMERCIAL SERVICES – 5.58%
Accenture Ltd.	88,093	3,444,436
Administaff Inc.	3,758	124,728
Alliance Data Systems Corp.[a]	10,089	642,266
BearingPoint Inc.[a]	30,034	220,450
Bowne & Co. Inc.	4,490	74,893
ChoicePoint Inc.[a]	12,095	459,247
Convergys Corp.[a]	20,822	525,964
Corporate Executive Board Co. (The)	5,840	371,658
Corrections Corp. of America[a]	9,312	528,922
Deluxe Corp.	7,665	290,120
Donnelley (R.R.) & Sons Co.	32,644	1,312,289
Forrester Research Inc.[a]	2,259	58,237
FTI Consulting Inc.[a]	6,330	232,754
Hewitt Associates Inc. Class Aa	15,285	454,729
Iron Mountain Inc.[a]	27,173	763,561
Labor Ready Inc.[a]	7,997	173,535
Manpower Inc.	12,794	1,026,718
MonsterWorldwide Inc.[a]	17,265	725,993
MPS Group Inc.[a]	15,278	209,156
Navigant Consulting Inc.[a]	7,853	150,621
PHH Corp.[a]	8,168	249,124
Quanta Services Inc.[a]	15,163	416,831
Resources Connection Inc.[a]	6,895	208,022
Robert Half International Inc.	25,204	839,293
Spherion Corp.[a]	8,149	69,674
TeleTech Holdings Inc.[a]	5,270	198,837
United Rentals Inc.[a]	10,305	345,217
Viad Corp.	3,008	122,847
VistaPrint Ltd.[a]	5,908	220,841
Watson Wyatt Worldwide Inc.	6,430	303,046
Western Union Co.	115,252	2,426,055

		17,190,064

52	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMPUTERS – 0.57%
Affiliated Computer Services Inc. Class Aa	13,918	$833,827
BISYS Group Inc. (The)[a]	17,970	207,913
Ceridian Corp.[a]	20,853	703,997

		1,745,737

DISTRIBUTION & WHOLESALE – 0.80%
Fastenal Co.	21,199	871,703
Grainger (W.W.) Inc.	11,584	957,070
Watsco Inc.	3,566	189,604
WESCO International Inc.[a]	7,336	463,415

		2,481,792

ELECTRIC – 0.25%
MDU Resources Group Inc.	25,013	757,894

		757,894

ELECTRICAL COMPONENTS & EQUIPMENT – 2.81%
AMETEK Inc.	16,043	582,040
Belden CDT Inc.	6,654	371,826
Emerson Electric Co.	121,060	5,688,609
Energy Conversion Devices Inc.[a,b]	5,776	204,528
General Cable Corp.[a]	7,795	447,745
GrafTech International Ltd.[a]	15,594	155,628
Hubbell Inc. Class B	7,922	409,488
Littelfuse Inc.[a]	3,446	138,219
Molex Inc.	10,216	305,254
Molex Inc. Class A	11,603	310,844
Power-One Inc.[a]	10,849	46,217

		8,660,398

ELECTRONICS – 4.16%
Agilent Technologies Inc.[a]	61,546	2,115,336
Amphenol Corp. Class A	26,376	926,061
Arrow Electronics Inc.[a]	18,323	724,125
Avnet Inc.[a]	22,077	902,949
AVX Corp.	7,696	128,061
Benchmark Electronics Inc.[a]	10,869	230,205
Brady Corp. Class A	7,485	245,957
Checkpoint Systems Inc.[a]	6,095	134,029
Coherent Inc.[a]	4,792	150,421
CTS Corp.	5,340	69,847
Dionex Corp.[a]	2,823	194,787
Electro Scientific Industries Inc.[a]	4,214	86,808

Security	Shares	Value
Flextronics International Ltd.[a]	91,420	$1,019,333
FLIR Systems Inc.[a]	9,903	400,972
Itron Inc.[a]	3,858	259,798
Jabil Circuit Inc.	28,020	652,866
KEMET Corp.[a]	12,782	108,391
Methode Electronics Inc.	5,620	84,750
Mettler Toledo International Inc.[a]	5,958	581,620
National Instruments Corp.	7,967	221,961
Orbotech Ltd.[a]	5,275	120,956
Park Electrochemical Corp.	2,770	76,313
PerkinElmer Inc.	18,560	449,152
Plexus Corp.[a]	6,993	146,573
Sanmina-SCI Corp.[a]	81,181	280,074
Solectron Corp.[a]	135,954	455,446
Taser International Inc.[a,b]	9,474	81,761
Technitrol Inc.	6,212	166,668
Tektronix Inc.	12,431	365,347
Thomas & Betts Corp.[a]	9,103	495,931
Trimble Navigation Ltd.[a]	17,541	503,076
Vishay Intertechnology Inc.[a]	25,688	427,705

		12,807,279

ENGINEERING & CONSTRUCTION – 1.77%
EMCOR Group Inc.[a]	4,832	302,918
Fluor Corp.	13,097	1,252,335
Foster Wheeler Ltd.[a]	10,278	707,435
Granite Construction Inc.	5,225	314,754
Insituform Technologies Inc. Class Aa	3,942	80,417
Jacobs Engineering Group Inc.[a]	17,849	900,125
McDermott International Inc.[a]	16,647	893,278
Shaw Group Inc. (The)[a]	11,369	368,697
URS Corp.[a]	7,811	341,341
Washington Group International Inc.[a]	4,459	298,396

		5,459,696

ENVIRONMENTAL CONTROL – 1.81%
Allied Waste Industries Inc.[a]	43,216	577,798
Mine Safety Appliances Co.	4,070	171,550
Republic Services Inc.	26,083	728,498
Stericycle Inc.[a]	6,578	573,207
Tetra Tech Inc.[a]	8,797	183,154

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
Waste Connections Inc.[a]	10,186	$317,498
Waste Management Inc.	80,682	3,018,314

		5,570,019

FOREST PRODUCTS & PAPER – 0.85%
Louisiana-Pacific Corp.[b]	15,890	313,192
MeadWestvaco Corp.	27,308	910,995
Smurfit-Stone Container Corp.[a]	38,038	458,358
Temple-Inland Inc.	16,057	951,217

		2,633,762

HAND & MACHINE TOOLS – 0.33%
Kennametal Inc.	5,832	411,506
Lincoln Electric Holdings Inc.	6,032	384,419
Regal-Beloit Corp.	4,664	215,104

		1,011,029

HEALTH CARE - PRODUCTS – 0.08%
West Pharmaceutical Services Inc.	4,815	239,643

		239,643

HOLDING COMPANIES - DIVERSIFIED – 0.07%
Walter Industries Inc.	7,488	222,543

		222,543

HOUSEHOLD PRODUCTS & WARES – 0.66%
Fortune Brands Inc.	22,751	1,822,355
Harland (John H.) Co.	3,925	206,455

		2,028,810

HOUSEWARES – 0.10%
Toro Co. (The)	6,275	315,319

		315,319

INTERNET – 0.26%
CheckFree Corp.[a]	10,936	368,106
Emdeon Corp.[a]	23,900	385,746
Stamps.com Inc.[a]	3,261	46,013

		799,865

MACHINERY – 6.47%
AGCO Corp.[a]	13,542	565,108
Albany International Corp. Class A	3,935	150,710
Astec Industries Inc.[a]	2,523	102,686
Bucyrus International Inc. Class A	4,830	303,034
Caterpillar Inc.	97,476	7,078,707
Cognex Corp.	6,160	132,748
Cummins Inc.	14,110	1,300,378

Security	Shares	Value
Deere & Co.	34,221	$3,743,777
Flowserve Corp.	8,729	532,556
Gardner Denver Inc.[a]	7,868	297,410
Graco Inc.	10,200	402,900
IDEX Corp.	8,152	427,735
Joy Global Inc.	16,496	835,192
Manitowoc Co. Inc. (The)	9,232	629,899
Nordson Corp.	4,634	212,376
Rockwell Automation Inc.	22,505	1,339,948
Terex Corp.[a]	15,263	1,188,225
Wabtec Corp.	7,383	274,278
Zebra Technologies Corp. Class Aa	10,598	421,694

		19,939,361

MANUFACTURING – 34.86%
Actuant Corp. Class A	4,071	215,763
Acuity Brands Inc.	6,534	386,290
AptarGroup Inc.	4,858	355,848
Brink’s Co. (The)	6,803	431,990
Carlisle Companies Inc.	9,328	384,127
Ceradyne Inc.[a]	3,754	220,923
CLARCOR Inc.	7,829	246,927
Cooper Industries Ltd.	31,024	1,543,754
Crane Co.	7,953	338,082
Danaher Corp.	36,370	2,589,180
Donaldson Co. Inc.	10,414	374,071
Dover Corp.	30,708	1,477,669
Eaton Corp.	22,669	2,022,301
ESCO Technologies Inc.[a]	3,787	172,536
General Electric Co.	1,551,224	57,178,117
Harsco Corp.	12,453	635,103
Hexcel Corp.[a]	13,942	302,541
Honeywell International Inc.	110,169	5,968,956
Illinois Tool Works Inc.	73,644	3,778,674
Ingersoll-Rand Co. Class A	46,204	2,063,009
ITT Industries Inc.	27,922	1,781,703
Pall Corp.	18,424	772,887
Parker Hannifin Corp.	17,444	1,607,290
Pentair Inc.	14,909	479,175
Roper Industries Inc.	13,075	732,985
SPX Corp.	8,678	615,097
Teleflex Inc.	5,294	380,268

54	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
Textron Inc.	16,053	$1,632,109
3M Co.	101,898	8,434,097
Trinity Industries Inc.	12,101	561,486
Tyco International Ltd.	298,336	9,734,704

		107,417,662

METAL FABRICATE & HARDWARE – 1.10%
Kaydon Corp.	4,226	200,862
Mueller Industries Inc.	5,489	180,039
Mueller Water Products Inc. Class B	13,677	195,991
Precision Castparts Corp.	20,676	2,152,578
Quanex Corp.	5,592	240,624
Timken Co. (The)	12,882	424,848

		3,394,942

MINING – 0.51%
Vulcan Materials Co.	12,697	1,570,238

		1,570,238

PACKAGING & CONTAINERS – 1.63%
Ball Corp.	15,623	791,930
Bemis Co. Inc.	15,943	529,626
Crown Holdings Inc.[a]	24,614	594,920
Owens-Illinois Inc.[a]	21,533	647,928
Packaging Corp. of America	12,480	309,005
Pactiv Corp.[a]	20,132	696,165
Sealed Air Corp.	24,414	803,221
Sonoco Products Co.	14,985	638,960

		5,011,755

RETAIL – 0.18%
MSC Industrial Direct Co. Inc. Class A	7,128	347,419
World Fuel Services Corp.	4,308	199,073

		546,492

SEMICONDUCTORS – 0.02%
Veeco Instruments Inc.[a]	4,000	73,120

		73,120
SOFTWARE – 4.89%
Acxiom Corp.	10,134	229,028
Automatic Data Processing Inc.	83,499	3,737,415
Broadridge Financial Solutions Inc.[a]	21,301	426,872
eFunds Corp.[a]	6,903	192,594

Security	Shares	Value
Fidelity National Information Services Inc.	42,758	$2,160,562
First Data Corp.	113,678	3,683,167
Fiserv Inc.[a]	26,463	1,407,038
Global Payments Inc.	11,975	454,811
IMS Health Inc.	30,078	882,188
Paychex Inc.	50,785	1,884,124

		15,057,799
TELECOMMUNICATIONS – 0.51%
Aeroflex Inc.[a]	11,127	156,223
Anixter International Inc.[a]	5,138	367,881
Black Box Corp.	2,597	94,635
CommScope Inc.[a]	9,064	422,836
NeuStar Inc. Class Aa	11,148	320,616
Newport Corp.[a,b]	5,889	92,398
Powerwave Technologies Inc.[a]	16,755	104,384

		1,558,973
TRANSPORTATION – 11.66%
Alexander & Baldwin Inc.	6,437	344,058
American Commercial Lines Inc.[a]	7,110	209,532
Arkansas Best Corp.	3,499	137,861
Burlington Northern Santa Fe Corp.	54,169	4,741,954
C.H. Robinson Worldwide Inc.	26,171	1,399,102
Con-way Inc.	7,194	393,008
CSX Corp.	65,688	2,835,751
EGL Inc.[a]	4,973	197,329
Expeditors International Washington Inc.	32,165	1,344,497
FedEx Corp.	43,033	4,537,400
Forward Air Corp.	4,625	141,109
General Maritime Corp.	3,963	127,093
Genesee & Wyoming Inc. Class Aa	5,779	157,131
Hunt (J.B.) Transport Services Inc.	15,776	426,899
Kansas City Southern Industries Inc.[a]	11,489	426,816
Kirby Corp.[a]	8,026	303,383
Landstar System Inc.	8,623	416,577
Norfolk Southern Corp.	59,738	3,180,451
Old Dominion Freight Line Inc.[a]	4,857	143,573
OMI Corp.	9,722	282,619
Overseas Shipholding Group Inc.[b]	4,526	320,441

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Pacer International Inc.	5,435	$138,864
Ryder System Inc.	9,064	477,129
Saia Inc.[a]	2,278	63,875
Swift Transportation Co. Inc.[a]	6,927	216,677
Teekay Shipping Corp.	6,506	388,083
Union Pacific Corp.	40,362	4,611,359
United Parcel Service Inc. Class B	101,819	7,171,112
UTi Worldwide Inc.	12,260	287,742
Werner Enterprises Inc.	8,414	159,109
YRC Worldwide Inc.[a,b]	8,803	350,271

		35,930,805

TRUCKING & LEASING – 0.11%
GATX Corp.	6,812	333,856

		333,856

TOTAL COMMON STOCKS (Cost: $265,643,065)		307,723,223

SHORT-TERM INVESTMENTS – 0.46%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$11,370	11,370
Deutsche Bank AG
5.35%, 08/08/07	20,304	20,304

		31,674

COMMERCIAL PAPER[c] – 0.06%
BNP Paribas Finance Inc.
5.12%, 06/06/07	2,843	2,828
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	26,430	26,397
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	22,433	22,317
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	14,213	14,093
Grampian Funding LLC
5.14%, 06/06/07[d]	12,183	12,120

Security	Principal	Value
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	$8,122	$8,080
Irish Permanent Treasury PLC
5.18%, 07/10/07	4,061	4,020
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	9,034	9,022
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	10,262	10,178
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	18,322	18,311
Nestle Capital Corp.
5.19%, 08/09/07[d]	4,873	4,803
Park Sienna LLC
5.30%, 05/18/07[d]	4,873	4,861
Simba Funding Corp.
5.20%, 07/23/07[d]	8,122	8,024
Societe Generale
5.18%, 05/16/07[d]	20,304	20,261
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	4,061	4,053
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	4,263	4,253
Tulip Funding Corp.
5.29%, 05/08/07[d]	17,056	17,038
Westpac Banking Corp.
5.20%, 07/12/07[d]	7,310	7,234
Zela Finance Inc.
5.20%, 07/16/07[d]	4,873	4,820

		202,713

MEDIUM-TERM NOTES[c] – 0.01%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	6,091	6,091
K2 USA LLC
5.39%, 06/04/07[d]	6,091	6,091
Sigma Finance Inc.
5.51%, 06/18/07[d]	6,660	6,660

		18,842

56	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MONEY MARKET FUNDS – 0.25%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30%[e,f]	378,255	$378,255
BGI Cash Premier Fund LLC
5.31%[c,e,f]	386,006	386,006

		764,261

REPURCHASE AGREEMENTS[c] – 0.04%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $7,635 (collateralized by non-U.S. government debt securities, value $7,884, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$7,634	7,634
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $16,246 (collateralized by non-U.S. government debt securities, value $17,101, 2.48% to 6.13%, 1/15/08 to 7/27/26).	16,244	16,244
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $12,185 (collateralized by non-U.S. government debt securities, value $13,435, 0.45% to 8.35%, 10/17/18 to 11/25/52).	12,183	12,183
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $12,185 (collateralized by U.S. government obligations, value $12,459, 4.50% to 8.75%, 5/1/08 to 4/1/37).	12,183	12,183

Security	Principal	Value
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $12,185 (collateralized by non-U.S. government debt securities, value $12,958, 0.00% to 6.00%, 2/7/17 to 11/30/60).	$12,183	$12,183
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $8,123 (collateralized by non-U.S. government debt securities, value $8,960, 6.43% to 7.34%, 6/1/13 to 1/5/37).	8,122	8,122
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $4,062 (collateralized by non-U.S. government debt securities, value $4,276, 5.26% to 5.95%, 5/1/32 to 6/1/46).	4,061	4,061
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $2,030 (collateralized by non-U.S. government debt securities, value $2,137, 6.13% to 6.75%, 4/1/13 to 1/15/16).	2,030	2,030
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $36,554 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $38,232, 0.00% to 12.00%, 6/1/07 to 7/1/45).	36,548	36,548

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $8,123 (collateralized by non-U.S. government debt securities, value $8,413, 4.13% to 8.13%, 9/1/09 to 10/1/26).	$8,122	$8,122
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $8,123 (collateralized by non-U.S. government debt securities, value $8,558, 4.70% to 6.57%, 12/15/14 to 6/12/47).	8,122	8,122

		127,432

TIME DEPOSITS[c] – 0.02%
Branch Banking & Trust
5.25%, 05/01/07	22,445	22,445
Societe Generale
5.27%, 05/01/07	28,426	28,426
SunTrust Bank
5.25%, 05/01/07	14,213	14,213

		65,084

VARIABLE & FLOATING RATE NOTES[c] – 0.07%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	6,091	6,091
ASIF Global Financing
5.40%, 05/03/07[d]	812	812
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	7,797	7,796
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	4,467	4,467
Commodore CDO Ltd.
5.42%, 12/12/07	1,746	1,746
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	87	87
Granite Master Issuer PLC
5.29%, 08/20/07[d]	28,426	28,427

Security	Principal	Value
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	$4,061	$4,061
Holmes Financing PLC
5.29%, 07/16/07[d]	14,213	14,213
JP Morgan Securities Inc.
5.40%, 11/16/07	16,244	16,244
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	16,244	16,244
Leafs LLC
5.32%, 01/22/08	7,847	7,847
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	8,934	8,934
Master Funding LLC
5.35%, 05/25/07[d]	7,389	7,389
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	8,934	8,934
Metropolitan Life Insurance Funding Agreement 5.43%, 08/01/07[d,g]	812	812
Mound Financing PLC
5.29%, 05/08/07[d]	7,634	7,634
National City Bank of Indiana
5.34%, 05/21/07	4,061	4,061
Newcastle Ltd.
5.34%, 01/24/08[d]	5,279	5,278
Sedna Finance Inc.
5.32%, 05/25/07[d]	3,655	3,655
Strips III LLC
5.37%, 07/24/07[d]	1,545	1,545
SunTrust Bank
5.29%, 05/01/07	8,122	8,122
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	8,452	8,451
Wachovia Bank N.A.
5.36%, 05/22/07	20,548	20,548
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	6,091	6,092
White Pine Finance LLC
5.31%, 05/22/07[d]	4,467	4,467

58	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Wind Master Trust
5.31%, 07/25/07[d]	$3,249	$3,249

		207,206

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,417,212)		1,417,212

TOTAL INVESTMENTS IN SECURITIES – 100.33% (Cost: $267,060,277)		309,140,435

Other Assets, Less Liabilities – (0.33)%		(1,031,209)

NET ASSETS – 100.00%		$308,109,226

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.86%

BANKS – 41.05%
Alabama National Bancorp	2,596	$162,562
AMCORE Financial Inc.	3,233	92,496
Associated Bancorp	15,803	511,701
BancorpSouth Inc.	9,502	233,464
Bank of America Corp.	571,513	29,090,012
Bank of Hawaii Corp.	6,563	347,183
Bank of New York Co. Inc. (The)	95,610	3,870,293
BB&T Corp.	68,426	2,847,890
BOK Financial Corp.	3,001	154,041
Cathay General Bancorp	5,603	183,722
Chittenden Corp.	6,198	180,114
Citizens Banking Corp.	9,739	194,877
City National Corp.	5,167	378,328
Colonial BancGroup Inc. (The)	19,696	473,886
Comerica Inc.	20,262	1,254,420
Commerce Bancorp Inc.	24,126	806,773
Commerce Bancshares Inc.	9,195	435,291
Compass Bancshares Inc.	16,593	1,131,311
Cullen/Frost Bankers Inc.	7,857	402,043
East West Bancorp Inc.	7,406	295,203
F.N.B. Corp. (Pennsylvania)	7,755	130,129
Fifth Third Bancorp	59,889	2,430,895
First BanCorp (Puerto Rico)	10,204	127,958
First Community Bancorp	3,769	206,767
First Horizon National Corp.	15,789	619,087
First Midwest Bancorp Inc.	6,392	229,728
Fremont General Corp.[a]	10,186	76,904
Frontier Financial Corp.	5,820	144,627
Fulton Financial Corp.	22,189	326,622
Greater Bay Bancorp	6,683	172,355
Hancock Holding Co.	3,742	146,387
Huntington Bancshares Inc.	28,827	639,383
International Bancshares Corp.	6,402	184,058
Investors Financial Services Corp.	8,503	526,166
KeyCorp	51,139	1,824,640
M&T Bank Corp.	10,321	1,149,140
Marshall & Ilsley Corp.	30,417	1,460,624
Mellon Financial Corp.	52,600	2,258,118
National City Corp.	75,260	2,750,753

Security	Shares	Value
Northern Trust Corp.	24,918	$1,568,588
Old National Bancorp	8,550	152,874
Pacific Capital Bancorp	6,068	163,411
Park National Corp.	1,462	129,782
PNC Financial Services Group	44,289	3,281,815
Popular Inc.	33,216	558,361
Provident Bankshares Corp.	4,350	139,374
Regions Financial Corp.	93,348	3,275,581
Sky Financial Group Inc.	15,044	409,949
South Financial Group Inc. (The)	9,546	216,026
State Street Corp.	42,300	2,913,201
Sterling Bancshares Inc.	9,831	112,368
Sterling Financial Corp. (Washington)	6,571	193,713
SunTrust Banks Inc.	45,136	3,810,381
Susquehanna Bancshares Inc.	6,792	151,326
SVB Financial Group[a,b]	4,481	229,517
Synovus Financial Corp.	34,446	1,087,116
TCF Financial Corp.	15,829	428,649
TrustCo Bank Corp. NYa	9,608	88,105
Trustmark Corp.	6,670	177,489
U.S. Bancorp	223,632	7,681,759
UCBH Holdings Inc.	13,093	235,150
Umpqua Holdings Corp.	7,463	186,127
UnionBanCal Corp.	6,972	428,639
United Bancshares Inc.	5,056	169,376
United Community Banks Inc.	5,131	151,672
Valley National Bancorp	14,815	375,857
W Holding Co. Inc.	18,206	88,117
Wachovia Corp.	242,826	13,486,556
Webster Financial Corp.	7,162	318,351
Wells Fargo & Co.	401,123	14,396,304
Westamerica Bancorp	4,189	196,171
Whitney Holding Corp.	8,493	261,330
Wilmington Trust Corp.	8,983	363,452
Wintrust Financial Corp.	3,377	145,143
Zions Bancorporation	13,608	1,113,134

		117,134,715

COMMERCIAL SERVICES – 0.94%
Equifax Inc.	16,095	640,581
Moody’s Corp.	30,642	2,026,049

		2,666,630

60	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2007

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 53.48%
Affiliated Managers Group Inc.[b]	3,965	$466,403
American Express Co.	134,927	8,186,021
AmeriCredit Corp.[b]	14,884	375,523
Ameriprise Financial Inc.	27,733	1,649,282
Bear Stearns Companies Inc. (The)	15,246	2,373,802
BlackRock Inc.	2,569	384,579
Capital One Financial Corp.	52,168	3,873,996
CBOT Holdings Inc. Class Ab	4,716	889,768
Chicago Mercantile Exchange Holdings Inc.	4,105	2,121,259
CIT Group Inc.	25,470	1,519,286
Citigroup Inc.	632,022	33,889,020
CompuCredit Corp.[b]	4,520	163,443
Countrywide Financial Corp.	75,650	2,805,102
E*TRADE Financial Corp.[b]	55,615	1,227,979
Eaton Vance Corp.	16,374	625,814
Edwards (A.G.) Inc.	9,744	705,953
Federal Home Loan Mortgage Corp.	87,791	5,687,101
Federal National Mortgage Association	123,218	7,260,005
Federated Investors Inc. Class B	12,952	494,248
Franklin Resources Inc.	21,828	2,866,235
Goldman Sachs Group Inc. (The)	47,666	10,420,264
IndyMac Bancorp Inc.[a]	10,074	304,638
IntercontinentalExchange Inc.[b]	7,425	942,975
International Securities Exchange Holdings Inc.	5,102	340,252
Investment Technology Group Inc.[b]	6,001	227,078
Janus Capital Group Inc.	26,393	660,353
Jefferies Group Inc.	14,116	447,477
JPMorgan Chase & Co.	441,359	22,994,804
Knight Capital Group Inc. Class Ab	14,187	229,829
LaBranche & Co. Inc.[b]	8,951	72,861
Lazard Ltd. Class A	6,624	358,690
Legg Mason Inc.	16,922	1,678,493
Lehman Brothers Holdings Inc.	68,893	5,186,265
Merrill Lynch & Co. Inc.	106,117	9,574,937
Morgan Stanley	123,078	10,339,783
Nasdaq Stock Market Inc. (The)[b]	12,853	418,494
National Financial Partners Corp.	5,312	244,724

Security	Shares	Value
Nuveen Investments Inc. Class A	10,161	$541,581
NYSE Euronext Inc.[a,b]	24,595	2,074,096
Piper Jaffray Companies[b]	2,579	164,566
Raymond James Financial Inc.	12,684	389,145
Rowe (T.) Price Group Inc.	33,819	1,680,128
Schwab (Charles) Corp. (The)	132,391	2,531,316
SLM Corp.	52,740	2,838,994
SWS Group Inc.	3,968	103,128
Waddell & Reed Financial Inc. Class A	11,377	275,551

		152,605,241

INSURANCE – 0.48%
Fidelity National Financial Inc.	28,101	716,295
MGIC Investment Corp.	10,773	663,725

		1,380,020

SAVINGS & LOANS – 3.27%
Anchor BanCorp Wisconsin Inc.	3,081	82,941
Astoria Financial Corp.	11,544	306,609
Dime Community Bancshares Inc.	4,367	58,125
Downey Financial Corp.	2,656	177,819
First Niagara Financial Group Inc.	13,854	188,414
FirstFed Financial Corp.[a,b]	2,163	132,981
Hudson City Bancorp Inc.	65,848	877,095
MAF Bancorp Inc.	3,962	159,074
New York Community Bancorp Inc.	34,249	597,988
NewAlliance Bancshares Inc.	13,478	210,392
People’s United Financial Inc.	16,485	328,216
PFF Bancorp Inc.	2,785	78,370
Provident Financial Services Inc.	7,789	133,503
Sovereign Bancorp Inc.	41,821	1,014,996
Washington Federal Inc.	11,223	266,097
Washington Mutual Inc.	112,276	4,713,347

		9,325,967

SOFTWARE – 0.64%
MasterCard Inc. Class A	8,386	936,548
MoneyGram International Inc.	11,357	322,880
SEI Investments Co.	9,339	569,959

		1,829,387

TOTAL COMMON STOCKS (Cost: $277,349,204)		284,941,960

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2007

Security	Principal	Value
SHORT-TERM INVESTMENTS – 0.88%

CERTIFICATES OF DEPOSIT[c] – 0.03%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$27,891	$27,891
Deutsche Bank AG
5.35%, 08/08/07	49,805	49,805

		77,696

COMMERCIAL PAPER[c] – 0.17%
BNP Paribas Finance Inc.
5.12%, 06/06/07	6,973	6,937
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	64,831	64,751
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	55,025	54,743
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	34,864	34,570
Grampian Funding LLC
5.14%, 06/06/07[d]	29,883	29,730
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	19,922	19,820
Irish Permanent Treasury PLC
5.18%, 07/10/07	9,961	9,861
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	22,159	22,130
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	25,171	24,964
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	44,943	44,917
Nestle Capital Corp.
5.19%, 08/09/07[d]	11,953	11,781
Park Sienna LLC
5.30%, 05/18/07[d]	11,953	11,923
Simba Funding Corp.
5.20%, 07/23/07[d]	19,922	19,683

Security	Shares or Principal	Value
Societe Generale
5.18%, 05/16/07[d]	$49,805	$49,698
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	9,961	9,942
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	10,458	10,433
Tulip Funding Corp.
5.29%, 05/08/07[d]	41,836	41,793
Westpac Banking Corp.
5.20%, 07/12/07[d]	17,930	17,743
Zela Finance Inc.
5.20%, 07/16/07[d]	11,953	11,822

		497,241

MEDIUM-TERM NOTES[c] – 0.02%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	14,942	14,942
K2 USA LLC
5.39%, 06/04/07[d]	14,942	14,942
Sigma Finance Inc.
5.51%, 06/18/07[d]	16,336	16,336

		46,220

MONEY MARKET FUNDS – 0.31%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	493,234	493,234
BGI Cash Premier Fund LLC
5.31%[c,e,f]	400,653	400,653

		893,887

REPURCHASE AGREEMENTS[c] – 0.11%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $ 18,730 (collateralized by non-U.S. government debt securities, value $19,341, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$18,727	18,727

62	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2007

Security	Principal	Value
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $39,850 (collateralized by non-U.S. government debt securities, value $41,946, 2.48% to 6.13%, 1/15/08 to 7/27/26).	$39,844	$39,844
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $29,887 (collateralized by non-U.S. government debt securities, value $32,953, 0.45% to 8.35%, 10/17/18 to 11/25/52).	29,883	29,883
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $29,887 (collateralized by U.S. government obligations, value $30,559, 4.50% to 8.75%, 5/1/08 to 4/1/37).	29,883	29,883
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $29,887 (collateralized by non-U.S. government debt securities, value $31,782, 0.00% to 6.00%, 2/7/17 to 11/30/60).	29,883	29,883
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $19,925 (collateralized by non-U.S. government debt securities, value $21,979, 6.43% to 7.34%, 6/1/13 to 1/5/37).	19,922	19,922

Security	Principal	Value
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $9,962 (collateralized by non-U.S. government debt securities, value $10,487, 5.26% to 5.95%, 5/1/32 to 6/1/46).	$9,961	$9,961
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $4,982 (collateralized by non-U.S. government debt securities, value $5,245, 6.13% to 6.75%, 4/1/13 to 1/15/16).	4,981	4,981
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $89,663 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $93,779, 0.00% to 12.00%, 6/1/07 to 7/1/45).	89,649	89,649
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $19,925 (collateralized by non-U.S. government debt securities, value $20,636, 4.13% to 8.13%, 9/1/09 to 10/1/26).	19,922	19,922
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $19,925 (collateralized by non-U.S. government debt securities, value $20,991, 4.70% to 6.57%, 12/15/14 to 6/12/47).	19,922	19,922

		312,577

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2007

Security	Principal	Value
TIME DEPOSITS[c] – 0.06%
Branch Banking & Trust
5.25%, 05/01/07	$55,056	$55,056
Societe Generale
5.27%, 05/01/07	69,727	69,727
SunTrust Bank
5.25%, 05/01/07	34,864	34,864

		159,647

VARIABLE & FLOATING RATE NOTES[c] – 0.18%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	14,945	14,945
ASIF Global Financing
5.40%, 05/03/07[d]	1,992	1,992
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	19,125	19,124
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	10,957	10,957
Commodore CDO Ltd.
5.42%, 12/12/07	4,282	4,282
DaimlerChrysler Auto Trust
Series 2006-C Class A1
5.33%, 10/08/07[d]	213	213
Granite Master Issuer PLC
5.29%, 08/20/07[d]	69,727	69,727
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	9,961	9,961
Holmes Financing PLC
5.29%, 07/16/07[d]	34,864	34,864
JP Morgan Securities Inc.
5.40%, 11/16/07	39,844	39,844
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	39,844	39,844
Leafs LLC
5.32%, 01/22/08	19,248	19,248
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	21,914	21,914
Master Funding LLC
5.35%, 05/25/07[d]	18,124	18,124
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	21,914	21,914
Metropolitan Life Insurance Funding Agreement 5.43%, 08/01/07[d,g]	1,992	1,992

Security	Principal	Value
Mound Financing PLC
5.29%, 05/08/07[d]	$18,727	$18,727
National City Bank of Indiana
5.34%, 05/21/07	9,961	9,961
Newcastle Ltd.
5.34%, 01/24/08[d]	12,949	12,947
Sedna Finance Inc.
5.32%, 05/25/07[d]	8,965	8,965
Strips III LLC
5.37%, 07/24/07[d]	3,789	3,789
SunTrust Bank
5.29%, 05/01/07	19,922	19,922
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	20,732	20,731
Wachovia Bank N.A.
5.36%, 05/22/07	50,403	50,403
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	14,942	14,944
White Pine Finance LLC
5.31%, 05/22/07[d]	10,957	10,957
Wind Master Trust
5.31%, 07/25/07[d]	7,969	7,969

		508,260

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,495,528)		2,495,528

TOTAL INVESTMENTS IN SECURITIES – 100.74% (Cost: $279,844,732)		287,437,488

Other Assets, Less Liabilities – (0.74)%		(2,104,793)

NET ASSETS – 100.00%		$285,332,695

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

64	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.76%

DIVERSIFIED FINANCIAL SERVICES – 0.22%
Friedman, Billings, Ramsey Group Inc. Class A	714,964	$3,968,050

		3,968,050

FOREST PRODUCTS & PAPER – 3.40%
Plum Creek Timber Co. Inc.	930,156	36,927,193
Potlatch Corp.	192,300	8,343,897
Rayonier Inc.	380,076	16,483,896

		61,754,986

REAL ESTATE – 6.40%
Brookfield Properties Corp.	610,211	25,061,366
CB Richard Ellis Group Inc. Class Aa	947,017	32,056,525
Forest City Enterprises Inc. Class A	283,590	18,946,648
Jones Lang LaSalle Inc.	177,581	19,088,182
St. Joe Co. (The)[b]	372,150	21,074,855

		116,227,576

REAL ESTATE INVESTMENT TRUSTS – 89.74%
Alexandria Real Estate Equities Inc.	144,497	15,295,007
AMB Property Corp.	520,470	31,701,828
American Financial Realty Trust	698,229	7,401,227
American Home Mortgage Investment Corp.[b]	197,714	4,899,353
Annaly Capital Management Inc.	1,181,623	18,799,622
Apartment Investment & Management Co. Class A	538,003	29,751,566
Archstone-Smith Trust	1,107,848	57,729,959
AvalonBay Communities Inc.	405,816	49,615,064
BioMed Realty Trust Inc.	304,518	8,742,712
Boston Properties Inc.	583,885	68,641,521
Brandywine Realty Trust	554,911	18,245,474
BRE Properties Inc. Class A	293,750	17,636,750
Camden Property Trust	301,668	21,011,176
CapitalSource Inc.	770,292	19,850,425
CBL & Associates Properties Inc.	368,078	16,729,145
Colonial Properties Trust	256,816	12,740,642
Corporate Office Properties Trust	231,068	10,885,613

Security	Shares	Value
Cousins Properties Inc.	66,184	$2,221,797
Crescent Real Estate Equities Co.	644,593	13,220,602
DCT Industrial Trust Inc.	850,445	9,550,497
Developers Diversified Realty Corp.	562,358	36,609,506
Digital Realty Trust Inc.	273,852	11,077,313
Douglas Emmett Inc.	317,972	8,283,171
Duke Realty Corp.	710,272	30,619,826
Entertainment Properties Trust	115,373	6,970,837
Equity Inns Inc.	330,363	5,649,207
Equity Lifestyle Properties Inc.	83,544	4,533,933
Essex Property Trust Inc.	125,330	16,150,024
Federal Realty Investment Trust	295,651	26,658,851
FelCor Lodging Trust Inc.	409,895	10,464,619
First Industrial Realty Trust Inc.	276,369	12,102,199
Franklin Street Properties Corp.	177,006	3,194,958
General Growth Properties Inc.	1,089,590	69,570,322
Health Care Property Investors Inc.	993,416	35,156,992
Health Care REIT Inc.	359,423	16,260,297
Healthcare Realty Trust Inc.	254,499	8,668,236
Highwoods Properties Inc.	290,598	11,850,586
Home Properties Inc.	150,846	8,402,122
Hospitality Properties Trust	331,633	15,099,251
Host Hotels & Resorts Inc.	2,428,975	62,278,919
HRPT Properties Trust	1,300,836	15,922,233
Impac Mortgage Holdings Inc.[b]	363,827	2,019,240
iStar Financial Inc.	593,311	28,431,463
Kilroy Realty Corp.	168,971	12,829,968
Kimco Realty Corp.	1,104,516	53,094,084
KKR Financial Corp.	465,248	12,426,774
LaSalle Hotel Properties	232,242	10,782,996
Lexington Realty Trust	389,294	8,132,352
Liberty Property Trust	494,093	23,909,160
Macerich Co. (The)	357,950	34,048,204
Mack-Cali Realty Corp.	359,621	17,610,640
Maguire Properties Inc.	260,450	9,384,014
Mid-America Apartment Communities Inc.	101,253	5,462,599
National Retail Properties Inc.	277,318	6,641,766
Nationwide Health Properties Inc.	455,687	14,609,325
Newcastle Investment Corp.	147,948	4,321,561

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
NovaStar Financial Inc.	238,194	$1,753,108
Pennsylvania Real Estate Investment Trust	165,340	7,681,696
Post Properties Inc.	258,967	12,137,783
ProLogis	1,228,642	79,616,002
RAIT Financial Trust	233,928	6,585,073
Realty Income Corp.	536,799	14,976,692
Redwood Trust Inc.	77,641	3,898,355
Regency Centers Corp.	349,224	28,776,058
Senior Housing Properties Trust	408,516	9,326,420
Simon Property Group Inc.	1,076,001	124,041,395
SL Green Realty Corp.	292,852	41,262,847
Strategic Hotels & Resorts Inc.	403,067	8,726,401
Sunstone Hotel Investors Inc.	266,949	7,613,385
Taubman Centers Inc.	275,259	15,428,267
Thornburg Mortgage Inc.	453,813	12,616,001
UDR Inc.	755,608	22,698,464
Ventas Inc.	558,712	23,555,298
Vornado Realty Trust	692,827	82,190,067
Washington Real Estate Investment Trust	269,567	10,205,807
Weingarten Realty Investors	465,664	22,286,679

		1,629,273,326

TOTAL COMMON STOCKS (Cost: $1,910,819,569)		1,811,223,938

SHORT-TERM INVESTMENTS – 1.50%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY 5.33% - 5.43%, 7/17/07 - 08/21/07	$28,922	28,922
Deutsche Bank AG
5.35%, 08/08/07	51,646	51,646

		80,568

COMMERCIAL PAPER[c] – 0.03%
BNP Paribas Finance Inc.
5.12%, 06/06/07	7,230	7,193
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	67,227	67,144

Security	Principal	Value
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	$57,059	$56,766
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	36,152	35,848
Grampian Funding LLC
5.14%, 06/06/07[d]	30,988	30,828
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	20,658	20,553
Irish Permanent Treasury PLC
5.18%, 07/10/07	10,329	10,225
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	22,978	22,948
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	26,101	25,887
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	46,604	46,577
Nestle Capital Corp.
5.19%, 08/09/07[d]	12,395	12,216
Park Sienna LLC
5.30%, 05/18/07[d]	12,395	12,364
Simba Funding Corp.
5.20%, 07/23/07[d]	20,658	20,411
Societe Generale
5.18%, 05/16/07[d]	51,646	51,534
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	10,329	10,309
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	10,844	10,819
Tulip Funding Corp.
5.29%, 05/08/07[d]	43,383	43,338
Westpac Banking Corp.
5.20%, 07/12/07[d]	18,593	18,399
Zela Finance Inc.
5.20%, 07/16/07[d]	12,395	12,259

		515,618

66	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	$15,494	$15,494
K2 USA LLC
5.39%, 06/04/07[d]	15,494	15,494
Sigma Finance Inc.
5.51%, 06/18/07[d]	16,940	16,940

		47,928

MONEY MARKET FUNDS – 1.40%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	3,070,760	3,070,760
BGI Cash Premier Fund LLC 5.31%[c,e,f]	22,375,153	22,375,153

		25,445,913

REPURCHASE AGREEMENTS[c] – 0.02%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $19,422 (collateralized by non-U.S. government debt securities, value $20,055, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$19,419	19,419
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $41,323 (collateralized by non-U.S. government debt securities, value $43,497, 2.48% to 6.13%, 1/15/08 to 7/27/26).	41,317	41,317
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $30,993 (collateralized by non-U.S. government debt securities, value $34,173, 0.45% to 8.35%, 10/17/18 to 11/25/52).	30,988	30,988

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $30,993 (collateralized by U.S. government obligations, value $ 31,690, 4.50% to 8.75%, 5/1/08 to 4/1/37).	$30,988	$30,988
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $30,993 (collateralized by non-U.S. government debt securities, value $32,958, 0.00% to 6.00%, 2/7/17 to 11/30/60).	30,988	30,988
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $20,661 (collateralized by non-U.S. government debt securities, value $22,791, 6.43% to 7.34%, 6/1/13 to 1/5/37).	20,658	20,658
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $10,331 (collateralized by non-U.S. government debt securities, value $10,875, 5.26% to 5.95%, 5/1/32 to 6/1/46).	10,329	10,329
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $5,166 (collateralized by non-U.S. government debt securities, value $5,439, 6.13% to 6.75%, 4/1/13 to 1/15/16).	5,165	5,165

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2007

Security	Principal	Value
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $92,977 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $97,245, 0.00% to 12.00%, 6/1/07 to 7/1/45).	$92,963	$92,963
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $20,661 (collateralized by non-U.S. government debt securities, value $21,399, 4.13% to 8.13%, 9/1/09 to 10/1/26).	20,658	20,658
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $20,661 (collateralized by non-U.S. government debt securities, value $21,766, 4.70% to 6.57%, 12/15/14 to 6/12/47).	20,658	20,658

		324,131

TIME DEPOSITS[c] – 0.01%
Branch Banking & Trust
5.25%, 05/01/07	57,090	57,090
Societe Generale
5.27%, 05/01/07	72,304	72,304
SunTrust Bank
5.25%, 05/01/07	36,152	36,152

		165,546

VARIABLE & FLOATING RATE NOTES[c] – 0.03%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	15,494	15,494
ASIF Global Financing
5.40%, 05/03/07[d]	2,066	2,066

Security	Principal	Value
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	$19,832	$19,831
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	11,362	11,362
Commodore CDO Ltd.
5.42%, 12/12/07	4,441	4,440
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	221	221
Granite Master Issuer PLC
5.29%, 08/20/07[d]	72,304	72,301
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	10,329	10,329
Holmes Financing PLC
5.29%, 07/16/07[d]	36,152	36,152
JP Morgan Securities Inc.
5.40%, 11/16/07	41,317	41,317
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	41,317	41,317
Leafs LLC
5.32%, 01/22/08	19,960	19,960
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	22,724	22,724
Master Funding LLC
5.35%, 05/25/07[d]	18,794	18,794
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	22,724	22,724
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	2,066	2,066
Mound Financing PLC
5.29%, 05/08/07[d]	19,419	19,419
National City Bank of Indiana
5.34%, 05/21/07	10,329	10,329
Newcastle Ltd.
5.34%, 01/24/08[d]	13,428	13,426
Sedna Finance Inc.
5.32%, 05/25/07[d]	9,296	9,296

68	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2007

Security	Principal	Value
Strips III LLC
5.37%, 07/24/07[d]	$3,929	$3,929
SunTrust Bank
5.29%, 05/01/07	20,658	20,658
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	21,498	21,498
Wachovia Bank N.A.
5.36%, 05/22/07	52,266	52,266
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	15,494	15,496
White Pine Finance LLC
5.31%, 05/22/07[d]	11,362	11,362
Wind Master Trust
5.31%, 07/25/07[d]	8,263	8,263

		527,040

TOTAL SHORT-TERM INVESTMENTS (Cost: $27,106,744)		27,106,744

TOTAL INVESTMENTS IN SECURITIES – 101.26% (Cost: $1,937,926,313)		1,838,330,682

Other Assets, Less Liabilities – (1.26)%		(22,795,345)

NET ASSETS – 100.00%		$1,815,535,337

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.90%

ADVERTISING – 0.03%
Getty Images Inc.[a]	480	$24,960

		24,960

AEROSPACE & DEFENSE – 2.17%
Boeing Co. (The)	4,740	440,820
Northrop Grumman Corp.	4,145	305,238
Raytheon Co.	2,718	145,522
Rockwell Collins Inc.	11,250	738,787
United Technologies Corp.	5,490	368,544

		1,998,911

AIRLINES – 0.41%
Southwest Airlines Co.	26,490	380,131

		380,131

APPAREL – 1.00%
Nike Inc. Class B	16,980	914,543

		914,543

AUTO MANUFACTURERS – 0.10%
Ford Motor Co.	11,130	89,485

		89,485

AUTO PARTS & EQUIPMENT – 0.43%
Johnson Controls Inc.	3,840	392,947

		392,947

BANKS – 7.66%
Bank of America Corp.	33,930	1,727,037
Comerica Inc.	4,650	287,881
First Horizon National Corp.	14,220	557,566
Northern Trust Corp.	660	41,547
State Street Corp.	7,020	483,467
Synovus Financial Corp.	23,430	739,451
UnionBanCal Corp.	1,860	114,353
Wells Fargo & Co.	86,220	3,094,437

		7,045,739

BEVERAGES – 3.02%
Hansen Natural Corp.[a]	1,470	56,154
Molson Coors Brewing Co. Class B	8,040	758,011
PepsiCo Inc.	29,670	1,960,890

		2,775,055

Security	Shares	Value
BIOTECHNOLOGY – 1.46%
Amgen Inc.[a]	11,100	$711,954
Celgene Corp.[a]	2,250	137,610
Genentech Inc.[a]	5,640	451,144
Vertex Pharmaceuticals Inc.[a]	1,350	41,499

		1,342,207

BUILDING MATERIALS – 0.01%
USG Corp.[a]	270	12,460

		12,460

CHEMICALS – 3.39%
Air Products & Chemicals Inc.	10,680	817,020
Ecolab Inc.	24,600	1,057,554
Praxair Inc.	12,120	782,346
Rohm & Haas Co.	8,940	457,460

		3,114,380

COAL – 0.10%
Peabody Energy Corp.	1,950	93,561

		93,561

COMMERCIAL SERVICES – 0.60%
Block (H & R) Inc.	981	22,180
Convergys Corp.[a]	562	14,196
Manpower Inc.	4,325	347,081
MonsterWorldwide Inc.[a]	331	13,919
Moody’s Corp.	600	39,672
ServiceMaster Co. (The)	759	11,681
United Rentals Inc.[a]	417	13,969
Weight Watchers International Inc.	1,860	89,261

		551,959

COMPUTERS – 6.18%
Apple Inc.[a]	4,350	434,130
Dell Inc.[a]	16,800	423,528
Hewlett-Packard Co.	31,230	1,316,032
International Business
Machines Corp.	33,390	3,412,792
Sun Microsystems Inc.[a]	19,181	100,125

		5,686,607

COSMETICS & PERSONAL CARE – 2.00%
Avon Products Inc.	6,690	266,262
Procter & Gamble Co.	24,390	1,568,521

		1,834,783

70	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2007

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 0.13%
Fastenal Co.	2,896	$119,084

		119,084

DIVERSIFIED FINANCIAL SERVICES – 8.18%
American Express Co.	55,800	3,385,386
Chicago Mercantile Exchange Holdings Inc.	247	127,637
Federal Home Loan Mortgage Corp.	24,000	1,554,720
Federal National Mortgage Association	25,320	1,491,854
Goldman Sachs Group Inc. (The)	2,490	544,339
SLM Corp.	7,710	415,029

		7,518,965

ELECTRIC – 2.07%
Consolidated Edison Inc.	2,400	123,024
Mirant Corp.[a]	1,980	88,843
Northeast Utilities	1,650	53,080
Progress Energy Inc.	28,740	1,452,807
TXU Corp.	2,829	185,526

		1,903,280

ELECTRONICS – 0.84%
Agilent Technologies Inc.[a]	21,300	732,081
National Instruments Corp.	859	23,932
Sanmina-SCI Corp.[a]	4,855	16,750

		772,763

FOOD – 3.33%
General Mills Inc.	43,590	2,611,041
Sysco Corp.	4,080	133,579
Whole Foods Market Inc.	6,780	317,236

		3,061,856

FOREST PRODUCTS & PAPER – 0.07%
International Paper Co.	1,746	65,859

		65,859

GAS – 0.64%
KeySpan Corp.	14,280	591,335

		591,335

HAND & MACHINE TOOLS – 0.13%
Lincoln Electric Holdings Inc.	1,920	122,362

		122,362

Security	Shares	Value
HEALTH CARE - PRODUCTS – 5.80%
Baxter International Inc.	19,110	$1,082,199
Johnson & Johnson	57,180	3,672,100
Medtronic Inc.	7,050	373,156
Zimmer Holdings Inc.[a]	2,310	209,009

		5,336,464

HEALTH CARE - SERVICES – 1.27%
Aetna Inc.	3,450	161,736
LifePoint Hospitals Inc.[a]	270	9,858
Quest Diagnostics Inc.	7,440	363,742
UnitedHealth Group Inc.	6,630	351,788
WellPoint Inc.[a]	3,570	281,923

		1,169,047

HOME BUILDERS – 0.06%
Horton (D.R.) Inc.	2,550	56,559

		56,559

HOME FURNISHINGS – 0.34%
Whirlpool Corp.	2,970	314,909

		314,909

INSURANCE – 5.00%
Ambac Financial Group Inc.	6,210	570,078
Cincinnati Financial Corp.	23,160	1,047,758
Hartford Financial Services Group Inc. (The)	5,280	534,336
Nationwide Financial Services Inc.	14,100	805,533
Principal Financial Group Inc.	4,830	306,657
Prudential Financial Inc.	3,360	319,200
Travelers Companies Inc. (The)	17,820	964,062
Unum Group	2,057	51,178

		4,598,802

INTERNET – 1.50%
eBay Inc.[a]	10,350	351,279
Expedia Inc.[a]	986	23,289
Google Inc. Class Aa	1,440	678,787
Liberty Media Holding Corp. – Liberty Interactive Group Series Aa	445	11,138
NutriSystem Inc.[a]	1,020	63,240
Symantec Corp.[a]	14,130	248,688

		1,376,421

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2007

Security	Shares	Value
IRON & STEEL – 1.10%
Allegheny Technologies Inc.	1,305	$143,002
Carpenter Technology Corp.	350	42,479
Nucor Corp.	6,240	395,990
Reliance Steel & Aluminum Co.	1,620	96,228
Steel Dynamics Inc.	3,270	144,894
United States Steel Corp.	1,826	185,412

		1,008,005

LODGING – 0.76%
Harrah’s Entertainment Inc.	3,270	278,931
Las Vegas Sands Corp.[a]	1,230	104,784
Marriott International Inc. Class A	4,230	191,238
Wynn Resorts Ltd.	1,230	125,718

		700,671

MACHINERY – 1.45%
Cummins Inc.	6,630	611,021
Deere & Co.	4,320	472,608
Graco Inc.	4,561	180,159
Terex Corp.[a]	936	72,868

		1,336,656

MANUFACTURING – 2.49%
Eastman Kodak Co.	20,340	506,669
3M Co.	21,570	1,785,349

		2,292,018

MEDIA – 2.48%
Cablevision Systems Corp.[a]	990	32,452
Comcast Corp. Class Aa	15,870	423,094
Liberty Global Inc. Class Aa	5,730	205,650
McGraw-Hill Companies Inc. (The)	10,530	690,031
New York Times Co. Class Ab	10,350	242,190
Sirius Satellite Radio Inc.[a]	13,580	40,197
Washington Post Co. (The) Class B	870	647,280

		2,280,894

METAL FABRICATE & HARDWARE – 0.55%
Commercial Metals Co.	6,562	220,024
Timken Co. (The)	8,520	280,990

		501,014

MINING – 0.22%
Alcoa Inc.	4,320	153,317
Newmont Mining Corp.	1,159	48,330

		201,647

Security	Shares	Value
OIL & GAS – 5.55%
Apache Corp.	7,200	$522,000
Cheniere Energy Inc.[a]	502	16,742
Chesapeake Energy Corp.	17,520	591,300
Chevron Corp.	10,710	833,131
Denbury Resources Inc.[a]	3,102	102,645
Devon Energy Corp.	4,890	356,334
ENSCO International Inc.	814	45,893
EOG Resources Inc.	2,555	187,639
Hess Corp.	1,197	67,930
Marathon Oil Corp.	2,760	280,278
Newfield Exploration Co.[a]	4,394	192,238
Noble Energy Inc.	4,620	271,702
Occidental Petroleum Corp.	3,540	179,478
Pioneer Natural Resources Co.	5,640	283,128
Pride International Inc.[a]	328	10,762
Quicksilver Resources Inc.[a]	3,240	135,626
Range Resources Corp.	5,695	208,152
Southwestern Energy Co.[a]	2,943	123,606
Sunoco Inc.	125	9,441
Unit Corp.[a]	3,870	221,171
Valero Energy Corp.	4,950	347,639
XTO Energy Inc.	2,137	115,975

		5,102,810

OIL & GAS SERVICES – 0.70%
Baker Hughes Inc.	150	12,059
Global Industries Ltd.[a]	660	13,702
Halliburton Co.	2,132	67,734
Helix Energy Solutions Group Inc.[a]	639	24,448
Oceaneering International Inc.[a]	1,440	68,458
Smith International Inc.	7,200	377,568
Superior Energy Services Inc.[a]	1,950	70,844
Tidewater Inc.	180	11,378

		646,191

PHARMACEUTICALS – 3.95%
Amylin Pharmaceuticals Inc.[a]	1,530	63,235
Bristol-Myers Squibb Co.	41,070	1,185,280
Express Scripts Inc.[a]	1,080	103,194
Medco Health Solutions Inc.[a]	363	28,321
Merck & Co. Inc.	20,880	1,074,067
Omnicare Inc.	291	9,652

72	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2007

Security	Shares	Value
Pfizer Inc.	44,130	$1,167,680

		3,631,429

REAL ESTATE – 0.13%
Jones Lang LaSalle Inc.	1,105	118,776

		118,776

REAL ESTATE INVESTMENT TRUSTS – 0.55%
Duke Realty Corp.	1,710	73,718
General Growth Properties Inc.	2,195	140,151
HRPT Properties Trust	1,260	15,422
ProLogis	4,260	276,048

		505,339

RETAIL – 5.10%
Bed Bath & Beyond Inc.[a]	211	8,596
Best Buy Co. Inc.	9,330	435,245
Darden Restaurants Inc.	4,230	175,460
Dollar General Corp.	480	10,248
Gap Inc. (The)	67,260	1,207,317
McDonald’s Corp.	9,930	479,420
Nordstrom Inc.	3,898	214,078
Office Depot Inc.[a]	10,860	365,113
PetSmart Inc.	324	10,754
Staples Inc.	33,510	831,048
Starbucks Corp.[a]	20,490	635,600
Walgreen Co.	6,930	304,227
Wendy’s International Inc.	265	9,991

		4,687,097

SAVINGS & LOANS – 0.95%
Sovereign Bancorp Inc.	24,300	589,761
Washington Mutual Inc.	6,780	284,624

		874,385

SEMICONDUCTORS – 5.46%
Applied Materials Inc.	38,580	741,508
Atmel Corp.[a]	3,414	18,162
Intel Corp.	73,380	1,577,670
Lam Research Corp.[a]	10,586	569,315
LSI Corp.[a]	5,202	44,217
Micron Technology Inc.[a]	5,282	60,585
Rambus Inc.[a]	1,066	21,117
Texas Instruments Inc.	51,780	1,779,679
Xilinx Inc.	7,089	208,984

		5,021,237

Security	Shares or Principal	Value
SOFTWARE – 3.91%
Adobe Systems Inc.[a]	10,920	$453,835
BEA Systems Inc.[a]	24,030	283,314
Compuware Corp.[a]	2,554	25,208
Microsoft Corp.	78,210	2,341,607
Novell Inc.[a]	8,010	58,473
Red Hat Inc.[a]	1,650	34,881
Salesforce.com Inc.[a]	6,270	263,340
Total System Services Inc.	4,248	131,943

		3,592,601

TELECOMMUNICATIONS – 5.49%
American Tower Corp. Class Aa	4,680	177,840
Ciena Corp.[a]	556	16,213
Cisco Systems Inc.[a]	53,730	1,436,740
Corning Inc.[a]	7,290	172,919
Crown Castle International Corp.[a]	3,061	105,115
JDS Uniphase Corp.[a]	1,622	26,731
Juniper Networks Inc.[a]	3,235	72,335
Leap Wireless International Inc.[a]	1,590	121,365
Level 3 Communications Inc.[a]	3,168	17,614
Motorola Inc.	45,480	788,168
NII Holdings Inc. Class Ba	1,140	87,495
QUALCOMM Inc.	9,990	437,562
Telephone & Data Systems Inc.	6,090	346,826
Tellabs Inc.[a]	20,523	217,954
United States Cellular Corp.[a]	3,930	284,925
Verizon Communications Inc.	19,320	737,638

		5,047,440

TRANSPORTATION – 1.14%
Ryder System Inc.	4,402	231,721
United Parcel Service Inc. Class B	11,580	815,579

		1,047,300

TOTAL COMMON STOCKS (Cost: $83,331,690)		91,860,944

SHORT-TERM INVESTMENTS – 0.35%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$4,179	4,179

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2007

Security	Principal	Value
Deutsche Bank AG
5.35%, 08/08/07	$7,463	$7,463

		11,642
COMMERCIAL PAPER[c] – 0.08%
BNP Paribas Finance Inc.
5.12%, 06/06/07	1,045	1,039
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	9,715	9,703
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	8,245	8,204
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	5,224	5,180
Grampian Funding LLC
5.14%, 06/06/07[d]	4,478	4,455
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	2,985	2,970
Irish Permanent Treasury PLC
5.18%, 07/10/07	1,493	1,478
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	3,320	3,316
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	3,772	3,740
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	6,735	6,731
Nestle Capital Corp.
5.19%, 08/09/07[d]	1,791	1,765
Park Sienna LLC
5.30%, 05/18/07[d]	1,791	1,787
Simba Funding Corp.
5.20%, 07/23/07[d]	2,985	2,949
Societe Generale
5.18%, 05/16/07[d]	7,463	7,447
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	1,493	1,490
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	1,567	1,563

Security	Shares or Principal	Value
Tulip Funding Corp.
5.29%, 05/08/07[d]	$6,269	$6,263
Westpac Banking Corp.
5.20%, 07/12/07[d]	2,687	2,659
Zela Finance Inc.
5.20%, 07/16/07[d]	1,791	1,771

		74,510
MEDIUM-TERM NOTES[c] – 0.01%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	2,239	2,239
K2 USA LLC
5.39%, 06/04/07[d]	2,239	2,239
Sigma Finance Inc.
5.51%, 06/18/07[d]	2,448	2,448

		6,926
MONEY MARKET FUNDS – 0.09%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	81,491	81,491

		81,491
REPURCHASE AGREEMENTS[c] – 0.05%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,806 (collateralized by non-U.S. government debt securities, value $2,897, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$2,806	2,806
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $5,972 (collateralized by non-U.S. government debt securities, value $6,286, 2.48% to 6.13%, 1/15/08 to 7/27/26).	5,971	5,971

74	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2007

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $4,479 (collateralized by non-U.S. government debt securities, value $4,939, 0.45% to 8.35%, 10/17/18 to 11/25/52).	$4,478	$4,478
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $4,479 (collateralized by U.S. government obligations, value $4,580, 4.50% to 8.75%, 5/1/08 to 4/1/37).	4,478	4,478
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $4,479 (collateralized by non-U.S. government debt securities, value $4,763, 0.00% to 6.00%, 2/7/17 to 11/30/60).	4,478	4,478
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $2,985 (collateralized by non-U.S. government debt securities, value $3,293, 6.43% to 7.34%, 6/1/13 to 1/5/37).	2,985	2,985
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,493 (collateralized by non-U.S. government debt securities, value $1,572, 5.26% to 5.95%, 5/1/32 to 6/1/46).	1,493	1,493

Security	Principal	Value
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $746 (collateralized by non-U.S. government debt securities, value $785, 6.13% to 6.75%, 4/1/13 to 1/15/16).	$746	$746
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $13,436 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $14,053, 0.00% to 12.00%, 6/1/07 to 7/1/45).	13,434	13,434
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,985 (collateralized by non-U.S. government debt securities, value $3,092, 4.13% to 8.13%, 9/1/09 to 10/1/26).	2,985	2,985
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,985 (collateralized by non-U.S. government debt securities, value $3,145, 4.70% to 6.57%, 12/15/14 to 6/12/47).	2,985	2,985

		46,839

TIME DEPOSITS[c] – 0.03%
Branch Banking & Trust
5.25%, 05/01/07	8,250	8,250
Societe Generale
5.27%, 05/01/07	10,448	10,448
SunTrust Bank
5.25%, 05/01/07	5,224	5,224

		23,922

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® KLD SELECT SOCIALSM INDEX FUND

April 30, 2007

Security	Principal	Value
VARIABLE & FLOATING RATE NOTES[c] – 0.08%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	$2,239	$2,239
ASIF Global Financing
5.40%, 05/03/07[d]	299	299
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	2,866	2,866
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	1,642	1,642
Commodore CDO Ltd.
5.42%, 12/12/07	642	642
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	32	32
Granite Master Issuer PLC
5.29%, 08/20/07[d]	10,448	10,447
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	1,493	1,493
Holmes Financing PLC
5.29%, 07/16/07[d]	5,224	5,224
JP Morgan Securities Inc.
5.40%, 11/16/07	5,971	5,971
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	5,971	5,971
Leafs LLC
5.32%, 01/22/08	2,884	2,884
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	3,284	3,283
Master Funding LLC
5.35%, 05/25/07[d]	2,716	2,716
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	3,284	3,284
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	299	299
Mound Financing PLC
5.29%, 05/08/07[d]	2,806	2,806
National City Bank of Indiana
5.34%, 05/21/07	1,493	1,493

Security	Principal	Value
Newcastle Ltd.
5.34%, 01/24/08[d]	$1,940	$1,940
Sedna Finance Inc.
5.32%, 05/25/07[d]	1,343	1,343
Strips III LLC
5.37%, 07/24/07[d]	568	568
SunTrust Bank
5.29%, 05/01/07	2,985	2,985
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	3,107	3,106
Wachovia Bank N.A.
5.36%, 05/22/07	7,553	7,553
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	2,239	2,239
White Pine Finance LLC
5.31%, 05/22/07[d]	1,642	1,642
Wind Master Trust
5.31%, 07/25/07[d]	1,194	1,194

		76,161

TOTAL SHORT-TERM INVESTMENTS (Cost: $321,491)		321,491

TOTAL INVESTMENTS IN SECURITIES – 100.25% (Cost: $83,653,181)		92,182,435

Other Assets, Less Liabilities – (0.25)%		(226,777)

NET ASSETS – 100.00%		$91,955,658

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

76	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.86%

ADVERTISING – 0.27%
Gaiam Inc.[a]	70	$1,065
Omnicom Group Inc.	680	71,203

		72,268

AIRLINES – 0.31%
Alaska Air Group Inc.[a]	160	4,736
AMR Corp.[a]	940	24,525
JetBlue Airways Corp.[a]	700	6,937
Southwest Airlines Co.	3,199	45,906

		82,104

APPAREL – 0.73%
Coach Inc.[a]	1,474	71,975
Hartmarx Corp.[a]	150	987
Liz Claiborne Inc.	410	18,335
Nike Inc. Class B	1,548	83,375
Phillips-Van Heusen Corp.	220	12,298
Stride Rite Corp.	140	1,974
Timberland Co. Class Aa	200	5,162

		194,106

AUTO PARTS & EQUIPMENT – 0.36%
Bandag Inc.	50	2,522
Cooper Tire & Rubber Co.	240	4,639
Johnson Controls Inc.	816	83,501
Modine Manufacturing Co.	130	3,007
Spartan Motors Inc.	70	1,994

		95,663

BANKS – 8.25%
Bank of Hawaii Corp.	199	10,527
BB&T Corp.	2,160	89,899
Cathay General Bancorp	200	6,558
Chittenden Corp.	180	5,231
Comerica Inc.	640	39,622
Fifth Third Bancorp	2,250	91,327
First Horizon National Corp.	490	19,213
Heartland Financial USA Inc.	50	1,280
KeyCorp	1,600	57,088
M&T Bank Corp.	280	31,175
Mellon Financial Corp.	1,702	73,067
National City Corp.	2,360	86,258
Northern Trust Corp.	788	49,605

Security	Shares	Value
PNC Financial Services Group	1,410	$104,481
Popular Inc.	1,110	18,659
Regions Financial Corp.	2,920	102,463
State Street Corp.	1,368	94,214
SunTrust Banks Inc.	1,390	117,344
Synovus Financial Corp.	1,290	40,712
U.S. Bancorp	6,952	238,801
Wachovia Corp.	7,628	423,659
Wainwright Bank & Trust Co.	20	243
Wells Fargo & Co.	13,424	481,787

		2,183,213

BEVERAGES – 3.23%
Coca-Cola Co. (The)	8,000	417,520
Green Mountain Coffee Roasters Inc.[a]	20	1,222
PepsiAmericas Inc.	240	5,794
PepsiCo Inc.	6,510	430,246

		854,782

BIOTECHNOLOGY – 2.00%
Affymetrix Inc.[a]	270	7,093
Amgen Inc.[a]	4,718	302,613
Biogen Idec Inc.[a]	1,360	64,206
Digene Corp.[a]	94	4,310
Genzyme Corp.[a]	1,088	71,057
Invitrogen Corp.[a]	162	10,606
MedImmune Inc.[a]	950	53,846
Millipore Corp.[a]	210	15,504

		529,235

BUILDING MATERIALS – 0.19%
Apogee Enterprises Inc.	110	2,649
Masco Corp.	1,580	42,992
NCI Building Systems Inc.[a]	80	3,998
Trex Co. Inc.[a]	50	1,019

		50,658

CHEMICALS – 1.12%
Air Products & Chemicals Inc.	880	67,320
Airgas Inc.	310	13,810
Cabot Corp.	250	11,325
Ecolab Inc.	710	30,523
Fuller (H.B.) Co.	240	6,137
Lubrizol Corp.	270	16,184
Minerals Technologies Inc.	80	5,090

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2007

Security	Shares	Value
Praxair Inc.	1,300	$83,915
Rohm & Haas Co.	570	29,167
Sigma-Aldrich Corp.	520	21,882
Valspar Corp. (The)	400	10,816

		296,169

COMMERCIAL SERVICES – 0.99%
Bright Horizons Family Solutions Inc.[a]	100	3,862
Convergys Corp.[a]	550	13,893
Cross Country Healthcare Inc.[a]	90	1,772
Deluxe Corp.	200	7,570
DeVry Inc.	240	7,918
Donnelley (R.R.) & Sons Co.	860	34,572
Kelly Services Inc. Class A	80	2,296
McKesson Corp.	1,190	70,008
Monster Worldwide Inc.[a]	510	21,445
Moody’s Corp.	940	62,153
Quanta Services Inc.[a]	380	10,446
Robert Half International Inc.	680	22,644
Valassis Communications Inc.[a]	190	3,640

		262,219

COMPUTERS – 5.11%
Apple Inc.[a]	3,444	343,711
Ceridian Corp.[a]	550	18,568
Dell Inc.[a]	9,180	231,428
Electronic Data Systems Corp.	2,060	60,234
EMC Corp.[a]	8,403	127,558
Hewlett-Packard Co.	10,710	451,319
Imation Corp.	140	5,167
Lexmark International Inc. Class Aa	400	21,800
Palm Inc.[a]	410	6,921
Sun Microsystems Inc.[a]	14,151	73,868
Unisys Corp.[a]	1,340	10,506

		1,351,080

COSMETICS & PERSONAL CARE – 3.95%
Alberto-Culver Co.	318	7,724
Avon Products Inc.	1,780	70,844
Colgate-Palmolive Co.	2,000	135,480
Estee Lauder Companies Inc. (The) Class A	450	23,139
Procter & Gamble Co.	12,560	807,734

		1,044,921

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 0.36%
CDW Corp.	240	$17,282
Fastenal Co.	500	20,560
Genuine Parts Co.	680	33,599
Grainger (W.W.) Inc.	300	24,786

		96,227

DIVERSIFIED FINANCIAL SERVICES – 8.82%
American Express Co.	4,772	289,517
Capital One Financial Corp.	1,664	123,569
Chicago Mercantile Exchange Holdings Inc.	140	72,345
CIT Group Inc.	790	47,123
Edwards (A.G.) Inc.	300	21,735
Federal Home Loan Mortgage Corp.	2,770	179,441
Federal National Mortgage Association	3,862	227,549
Franklin Resources Inc.	684	89,816
Janus Capital Group Inc.	688	17,214
JPMorgan Chase & Co.	13,904	724,398
Merrill Lynch & Co. Inc.	3,540	319,414
Rowe (T.) Price Group Inc.	1,100	54,648
Schwab (Charles) Corp. (The)	4,110	78,583
SLM Corp.	1,630	87,743
TradeStation Group Inc.[a]	100	1,218

		2,334,313

ELECTRIC – 0.28%
Alliant Energy Corp.	470	20,586
Cleco Corp.	220	6,173
IDACORP Inc.	170	5,856
MGE Energy Inc.	80	2,890
OGE Energy Corp.	360	13,838
Ormat Technologies Inc.	30	1,095
Pepco Holdings Inc.	760	22,435

		72,873

ELECTRICAL COMPONENTS & EQUIPMENT – 0.70%
Emerson Electric Co.	3,210	150,838
Energy Conversion Devices Inc.[a]	150	5,311
Hubbell Inc. Class B	240	12,406
Molex Inc.	560	16,733

		185,288

78	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2007

Security	Shares	Value
ELECTRONICS – 0.71%
Arrow Electronics Inc.[a]	518	$20,471
Brady Corp. Class A	210	6,901
Coherent Inc.[a]	160	5,022
Dionex Corp.[a]	80	5,520
Itron Inc.[a]	90	6,061
Merix Corp.[a]	80	597
Solectron Corp.[a]	3,273	10,965
Tektronix Inc.	278	8,170
Thermo Fisher Scientific Inc.[a]	1,699	88,450
Thomas & Betts Corp.[a]	210	11,441
Waters Corp.[a]	410	24,366

		187,964

ENGINEERING & CONSTRUCTION – 0.03%
Granite Construction Inc.	130	7,831

		7,831

ENVIRONMENTAL CONTROL – 0.00%
Calgon Carbon Corp.[a]	160	1,266

		1,266

FOOD – 2.56%
Campbell Soup Co.	880	34,408
Chiquita Brands International Inc.	170	2,521
Dean Foods Co.	530	19,308
General Mills Inc.	1,360	81,464
Hain Celestial Group Inc.[a]	150	4,504
Heinz (H.J.) Co.	1,260	59,359
Hershey Co. (The)	690	37,922
Kellogg Co.	950	50,264
Kroger Co.	2,870	84,694
McCormick & Co. Inc. NVS	520	19,302
Safeway Inc.	1,770	64,251
Smucker (J.M.) Co. (The)	230	12,839
SUPERVALU Inc.	840	38,556
Sysco Corp.	2,460	80,540
Tootsie Roll Industries Inc.	113	3,276
United Natural Foods Inc.[a]	170	5,302
Whole Foods Market Inc.	526	24,612
Wild Oats Markets Inc.[a]	120	2,164
Wrigley (William Jr.) Co.	870	51,226

		676,512

Security	Shares	Value
FOREST PRODUCTS & PAPER – 0.12%
Caraustar Industries Inc.[a]	110	$783
MeadWestvaco Corp.	720	24,019
Rock-Tenn Co. Class A	130	4,974
Wausau Paper Corp.	180	2,423

		32,199

GAS – 0.49%
AGL Resources Inc.	310	13,497
Atmos Energy Corp.	340	10,785
Cascade Natural Gas Corp.	50	1,300
Energen Corp.	290	16,254
KeySpan Corp.	650	26,916
Nicor Inc.	180	9,223
NiSource Inc.	1,080	26,557
Northwest Natural Gas Co.	110	5,589
Southern Union Co.	430	13,098
WGL Holdings Inc.	190	6,430

		129,649

HAND & MACHINE TOOLS – 0.28%
Baldor Electric Co.	150	5,908
Black & Decker Corp.	275	24,948
Lincoln Electric Holdings Inc.	170	10,834
Snap-On Inc.	230	12,535
Stanley Works (The)	320	18,650

		72,875

HEALTH CARE - PRODUCTS – 6.23%
Bard (C.R.) Inc.	370	30,758
Bausch & Lomb Inc.	210	12,354
Baxter International Inc.	2,618	148,257
Becton, Dickinson & Co.	950	74,755
Biomet Inc.	970	41,904
Boston Scientific Corp.[a]	4,757	73,448
Gen-Probe Inc.[a]	210	10,733
Hillenbrand Industries Inc.	240	14,676
IDEXX Laboratories Inc.[a]	100	9,017
Invacare Corp.	130	2,423
Johnson & Johnson	11,520	739,814
Medtronic Inc.	4,654	246,336
Patterson Companies Inc.[a]	550	19,833
St. Jude Medical Inc.[a]	1,361	58,237
Stryker Corp.	1,200	77,928

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2007

Security	Shares	Value
Synovis Life Technologies Inc.[a]	50	$641
Zimmer Holdings Inc.[a]	960	86,861

		1,647,975

HEALTH CARE - SERVICES – 1.50%
Health Management Associates Inc. Class A	720	7,697
Humana Inc.[a]	660	41,738
Manor Care Inc.	260	16,871
Molina Healthcare Inc.[a]	50	1,511
Quest Diagnostics Inc.	640	31,290
Sierra Health Services Inc.[a]	220	9,112
UnitedHealth Group Inc.	5,448	289,071

		397,290

HOME BUILDERS – 0.31%
Centex Corp.	470	21,042
Champion Enterprises Inc.[a]	300	3,084
Horton (D.R.) Inc.	1,020	22,624
KB Home	310	13,674
Pulte Homes Inc.	840	22,596

		83,020

HOME FURNISHINGS – 0.24%
Harman International Industries Inc.	260	31,691
Whirlpool Corp.	310	32,869

		64,560

HOUSEHOLD PRODUCTS & WARES – 0.82%
American Greetings Corp. Class A	230	5,853
Avery Dennison Corp.	380	23,636
Church & Dwight Co. Inc.	260	13,190
Clorox Co. (The)	600	40,248
Kimberly-Clark Corp.	1,770	125,971
Standard Register Co. (The)	50	623
Tupperware Brands Corp.	240	6,749

		216,270

HOUSEWARES – 0.16%
Newell Rubbermaid Inc.	1,100	33,737
Toro Co. (The)	160	8,040

		41,777

INSURANCE – 3.82%
AFLAC Inc.	2,000	102,680
Ambac Financial Group Inc.	420	38,556
Chubb Corp.	1,660	89,358

Security	Shares	Value
CIGNA Corp.	386	$60,058
Cincinnati Financial Corp.	690	31,216
Erie Indemnity Co. Class A	190	9,984
Hartford Financial Services Group Inc. (The)	1,280	129,536
Lincoln National Corp.	1,088	77,411
Marsh & McLennan Companies Inc.	2,190	69,554
MBIA Inc.	540	37,562
MGIC Investment Corp.	340	20,947
Principal Financial Group Inc.	1,090	69,204
Progressive Corp. (The)	2,950	68,056
SAFECO Corp.	350	23,359
Travelers Companies Inc. (The)	2,686	145,313
Unum Group	1,360	33,837
Wesco Financial Corp.	10	4,450

		1,011,081

INTERNET – 0.84%
eBay Inc.[a]	4,547	154,325
Sapient Corp.[a]	295	2,133
Symantec Corp.[a]	3,783	66,581

		223,039

INVESTMENT COMPANIES – 0.07%
Allied Capital Corp.	580	16,762
Medallion Financial Corp.	60	715

		17,477

IRON & STEEL – 0.34%
Chaparral Steel Co.	180	12,690
Nucor Corp.	1,163	73,804
Schnitzer Steel Industries Inc. Class A	90	4,672

		91,166

LEISURE TIME – 0.25%
Harley-Davidson Inc.	1,040	65,853

		65,853

MACHINERY – 0.61%
Cummins Inc.	420	38,707
Deere & Co.	920	100,648
Gerber Scientific Inc.[a]	100	1,001
Graco Inc.	270	10,665
Kadant Inc.[a]	60	1,647
Nordson Corp.	130	5,958
Tennant Co.	70	2,241

		160,867

80	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2007

Security	Shares	Value
MANUFACTURING – 1.66%
CLARCOR Inc.	210	$6,623
Cooper Industries Ltd.	720	35,827
Donaldson Co. Inc.	280	10,058
Illinois Tool Works Inc.	1,670	85,688
Leggett & Platt Inc.	720	16,934
Pall Corp.	500	20,975
Smith (A.O.) Corp.	90	3,429
SPX Corp.	230	16,302
3M Co.	2,940	243,344

		439,180

MEDIA – 3.01%
Dow Jones & Co. Inc.	260	9,446
Emmis Communications Corp.	150	1,498
Lee Enterprises Inc.	180	4,712
McClatchy Co. (The) Class A	170	4,913
McGraw-Hill Companies Inc. (The)	1,420	93,053
Meredith Corp.	150	8,688
New York Times Co. Class A	570	13,338
Radio One Inc. Class Aa	20	142
Scholastic Corp.[a]	100	3,087
Scripps (E.W.) Co. Class A	330	14,289
Time Warner Inc.	15,217	313,927
Tribune Co.	760	24,928
Walt Disney Co. (The)	8,196	286,696
Washington Post Co. (The) Class B	23	17,112

		795,829

METAL FABRICATE & HARDWARE – 0.03%
Lawson Products Inc.	20	715
Worthington Industries Inc.	290	6,452

		7,167

OFFICE & BUSINESS EQUIPMENT – 0.45%
IKON Office Solutions Inc.	510	7,630
Pitney Bowes Inc.	880	42,240
Xerox Corp.[a]	3,734	69,079

		118,949

OFFICE FURNISHINGS – 0.10%
Herman Miller Inc.	260	8,947
HNI Corp.	200	8,348
Interface Inc. Class A	210	3,538
Steelcase Inc. Class A	270	5,270

		26,103

Security	Shares	Value
OIL & GAS – 2.24%
Apache Corp.	1,358	$98,455
Chesapeake Energy Corp.	1,662	56,092
Devon Energy Corp.	1,770	128,980
EOG Resources Inc.	980	71,971
Helmerich & Payne Inc.	420	13,562
Newfield Exploration Co.[a]	520	22,750
Noble Energy Inc.	700	41,167
Pioneer Natural Resources Co.	500	25,100
Rowan Companies Inc.	440	16,122
Sunoco Inc.	501	37,841
XTO Energy Inc.	1,480	80,320

		592,360

OIL & GAS SERVICES – 0.49%
Cameron International Corp.[a]	440	28,411
National Oilwell Varco Inc.[a]	700	59,395
Smith International Inc.	800	41,952

		129,758

PACKAGING & CONTAINERS – 0.26%
Bemis Co. Inc.	420	13,952
Crown Holdings Inc.[a]	670	16,194
Sealed Air Corp.	640	21,056
Sonoco Products Co.	390	16,630

		67,832

PHARMACEUTICALS – 3.00%
Allergan Inc.	612	74,174
Forest Laboratories Inc.[a]	1,260	67,045
Gilead Sciences Inc.[a]	1,886	154,124
King Pharmaceuticals Inc.[a]	970	19,836
Merck & Co. Inc.	8,620	443,413
Mylan Laboratories Inc.	1,062	23,290
Watson Pharmaceuticals Inc.[a]	410	11,193

		793,075

PIPELINES – 0.70%
Equitable Resources Inc.	480	24,965
Kinder Morgan Inc.	400	42,624
National Fuel Gas Co.	330	15,513
Questar Corp.	340	33,024
Williams Companies Inc. (The)	2,370	69,915

		186,041

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2007

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 0.52%
General Growth Properties Inc.	1,008	$64,361
Maguire Properties Inc.	181	6,521
ProLogis	1,038	67,262

		138,144

RETAIL – 8.42%
AutoZone Inc.[a]	199	26,475
Bed Bath & Beyond Inc.[a]	1,120	45,629
Best Buy Co. Inc.	1,620	75,573
Charming Shoppes Inc.[a]	490	6,125
Circuit City Stores Inc.	550	9,598
Claire’s Stores Inc.	380	12,377
Costco Wholesale Corp.	1,836	98,355
CVS/Caremark Corp.	6,162	223,311
Darden Restaurants Inc.	580	24,058
Dollar General Corp.	1,240	26,474
Family Dollar Stores Inc.	600	19,104
Foot Locker Inc.	620	14,750
Gap Inc. (The)	2,140	38,413
Home Depot Inc.	8,232	311,746
Limited Brands Inc.	1,350	37,220
Longs Drug Stores Corp.	110	6,021
Lowe’s Companies Inc.	6,110	186,722
McDonald’s Corp.	4,790	231,261
Men’s Wearhouse Inc. (The)	210	9,087
Nordstrom Inc.	910	49,977
Office Depot Inc.[a]	1,130	37,991
Penney (J.C.) Co. Inc.	880	69,599
Pep Boys - Manny, Moe & Jack Inc.	220	4,103
RadioShack Corp.	540	15,698
Ruby Tuesday Inc.	230	6,155
Staples Inc.	2,890	71,672
Starbucks Corp.[a]	3,040	94,301
Target Corp.	3,478	206,489
Tiffany & Co.	550	26,230
TJX Companies Inc.	1,835	51,178
Walgreen Co.	4,040	177,356
Wendy’s International Inc.	380	14,326

		2,227,374

Security	Shares	Value
SAVINGS & LOANS – 0.70%
FirstFed Financial Corp.[a]	70	$4,304
Sovereign Bancorp Inc.	1,420	34,463
Washington Mutual Inc.	3,513	147,476

		186,243

SEMICONDUCTORS – 4.02%
Advanced Micro Devices Inc.[a]	1,930	26,673
Analog Devices Inc.	1,367	52,794
Applied Materials Inc.	5,654	108,670
Entegris Inc.[a]	616	7,220
Intel Corp.	23,148	497,682
Lam Research Corp.[a]	563	30,278
LSI Corp.[a]	3,025	25,713
Micron Technology Inc.[a]	2,740	31,428
National Semiconductor Corp.	1,109	29,167
Novellus Systems Inc.[a]	509	16,476
Texas Instruments Inc.	5,791	199,037
Xilinx Inc.	1,343	39,592

		1,064,730

SOFTWARE – 5.61%
Adobe Systems Inc.[a]	2,348	97,583
Advent Software Inc.[a]	80	2,685
Autodesk Inc.[a]	920	37,968
Automatic Data Processing Inc.	2,210	98,920
BMC Software Inc.[a]	810	26,220
Compuware Corp.[a]	1,204	11,883
Electronic Arts Inc.[a]	1,280	64,525
IMS Health Inc.	800	23,464
Microsoft Corp.	34,470	1,032,032
Novell Inc.[a]	1,350	9,855
Paychex Inc.	1,340	49,714
Red Hat Inc.[a]	760	16,066
Salesforce.com Inc.[a]	340	14,280

		1,485,195

TELECOMMUNICATIONS – 10.14%
Adaptec Inc.[a]	460	1,776
ADC Telecommunications Inc.[a]	470	8,648
Andrew Corp.[a]	557	6,082

82	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® KLD 400 SOCIAL INDEX FUND

April 30, 2007

Security	Shares	Value
AT&T Inc.	24,900	$964,128
Cisco Systems Inc.[a]	24,187	646,760
Citizens Communications Co.	1,358	21,144
Plantronics Inc.	190	4,771
Polycom Inc.[a]	394	13,120
QUALCOMM Inc.	6,625	290,175
Sprint Nextel Corp.	11,603	232,408
Telephone & Data Systems Inc.	410	23,350
Tellabs Inc.[a]	1,756	18,649
3Com Corp.[a]	1,410	5,682
Verizon Communications Inc.	11,670	445,561

		2,682,254

TOYS, GAMES & HOBBIES – 0.18%
Mattel Inc.	1,636	46,299

		46,299

TRANSPORTATION – 2.24%
Arkansas Best Corp.	100	3,940
Expeditors International Washington Inc.	850	35,530
FedEx Corp.	1,244	131,167
Kansas City Southern Industries Inc.[a]	300	11,145
Norfolk Southern Corp.	1,599	85,131
Ryder System Inc.	250	13,160
United Parcel Service Inc. Class B	4,300	302,849
YRC Worldwide Inc.[a]	230	9,152

		592,074

TRUCKING & LEASING – 0.04%
GATX Corp.	200	9,802

		9,802

TOTAL COMMON STOCKS (Cost: $25,359,567)		26,422,199

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.05%

MONEY MARKET FUNDS – 0.05%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[b,c]	13,063	$13,063

		13,063

TOTAL SHORT-TERM INVESTMENTS (Cost: $13,063)		13,063

TOTAL INVESTMENTS IN SECURITIES – 99.91% (Cost: $25,372,630)		26,435,262

Other Assets, Less Liabilities – 0.09%		22,703

NET ASSETS – 100.00%		$26,457,965

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.79%

REAL ESTATE INVESTMENT TRUSTS – 99.79%
Alexandria Real Estate Equities Inc.	526,951	$55,777,763
AMB Property Corp.	1,512,250	92,111,147
Archstone-Smith Trust	1,477,894	77,013,056
AvalonBay Communities Inc.	1,065,507	130,268,887
Boston Properties Inc.	1,475,419	173,450,258
Camden Property Trust	1,001,487	69,753,569
CBL & Associates Properties Inc.	589,538	26,794,502
Cousins Properties Inc.	879,232	29,515,818
Developers Diversified Realty Corp.	1,504,988	97,974,719
Duke Realty Corp.[a]	2,013,087	86,784,181
Equity Residential	1,858,459	86,288,251
Essex Property Trust Inc.	404,696	52,149,127
Federal Realty Investment Trust	565,684	51,007,726
General Growth Properties Inc.	2,716,186	173,428,476
Health Care Property Investors Inc.	2,306,279	81,619,214
Host Hotels & Resorts Inc.	5,897,023	151,199,670
Kimco Realty Corp.	2,922,191	140,469,721
Liberty Property Trust	1,072,499	51,898,227
Macerich Co. (The)	886,733	84,346,043
ProLogis	3,173,710	205,656,408
Public Storage Inc.	1,998,049	186,457,933
Regency Centers Corp.	923,261	76,076,706
Simon Property Group Inc.	2,364,598	272,590,857
SL Green Realty Corp.	648,397	91,359,137
UDR Inc.	3,066,492	92,117,420
Ventas Inc.	1,218,389	51,367,280
Vornado Realty Trust	1,890,339	224,250,916
Weingarten Realty Investors	1,099,867	52,639,635

		2,964,366,647

TOTAL COMMON STOCKS (Cost: $2,661,454,283)		2,964,366,647

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.28%

MONEY MARKET FUNDS – 1.28%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[b,c]	5,412,408	$5,412,408
BGI Cash Premier Fund LLC 5.31%[b,c,d]	32,557,500	32,557,500

		37,969,908

TOTAL SHORT-TERM INVESTMENTS (Cost: $37,969,908)		37,969,908

TOTAL INVESTMENTS IN SECURITIES – 101.07% (Cost: $2,699,424,191)		3,002,336,555

Other Assets, Less Liabilities – (1.07)%		(31,799,849)

NET ASSETS – 100.00%		$2,970,536,706

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

84	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2007

	iShares Dow Jones U.S.
	Basic Materials Sector Index Fund	Consumer Goods Sector Index Fund	Consumer Services Sector Index Fund	Financial Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$583,976,245	$330,574,857	$331,647,617	$434,201,380
Affiliated issuers (Note 2)	989,183	2,905,252	2,170,034	2,070,688

Total cost of investments	$584,965,428	$333,480,109	$333,817,651	$436,272,068

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$633,984,473	$365,513,953	$326,821,938	$477,786,975
Affiliated issuers (Note 2)	989,183	2,905,252	2,170,034	2,070,688

Total value of investments	634,973,656	368,419,205	328,991,972	479,857,663
Receivables:
Dividends and interest	470,626	482,697	88,121	448,457

Total Assets	635,444,282	368,901,902	329,080,093	480,306,120

LIABILITIES
Payables:
Investment securities purchased	–	–	–	128,011
Collateral for securities on loan (Note 5)	1,778,481	4,554,955	2,012,766	1,555,708
Capital shares redeemed	6,496	–	–	–
Investment advisory fees (Note 2)	244,983	140,453	132,702	184,893

Total Liabilities	2,029,960	4,695,408	2,145,468	1,868,612

NET ASSETS	$633,414,322	$364,206,494	$326,934,625	$478,437,508

Net assets consist of:
Paid-in capital	$591,364,026	$339,627,436	$337,355,244	$440,080,795
Undistributed net investment income	719,513	842,659	253,895	104,326
Accumulated net realized loss	(8,677,445)	(11,202,697)	(5,848,835)	(5,333,208)
Net unrealized appreciation (depreciation)	50,008,228	34,939,096	(4,825,679)	43,585,595

NET ASSETS	$633,414,322	$364,206,494	$326,934,625	$478,437,508

Shares outstanding[b]	9,550,000	5,800,000	4,700,000	4,050,000

Net asset value per share	$66.33	$62.79	$69.56	$118.13

[a]	Securities on loan with market values of $1,701,156, $4,408,541, $1,904,815 and $1,481,280, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2007

	iShares Dow Jones U.S.			iShares KLD
	Industrial Sector Index Fund	Financial Services Index Fund	Real Estate Index Fund	Select SocialSM Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$266,296,016	$278,950,845	$1,912,480,400	$83,571,690
Affiliated issuers (Note 2)	764,261	893,887	25,445,913	81,491

Total cost of investments	$267,060,277	$279,844,732	$1,937,926,313	$83,653,181

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$308,376,174	$286,543,601	$1,812,884,769	$92,100,944
Affiliated issuers (Note 2)	764,261	893,887	25,445,913	81,491

Total value of investments	309,140,435	287,437,488	1,838,330,682	92,182,435
Receivables:
Investment securities sold	–	–	68,802,035	–
Due from custodian	–	–	271,508	–
Dividends and interest	115,120	283,195	1,699,425	118,827
Capital shares sold	8,806	–	454,592	–

Total Assets	309,264,361	287,720,683	1,909,558,242	92,301,262

LIABILITIES
Payables:
Investment securities purchased	–	274,942	68,758,068	68,468
Collateral for securities on loan (Note 5)	1,038,957	2,002,294	24,035,984	240,000
Capital shares redeemed	–	–	548,229	–
Investment advisory fees (Note 2)	116,178	110,752	680,624	37,136

Total Liabilities	1,155,135	2,387,988	94,022,905	345,604

NET ASSETS	$308,109,226	$285,332,695	$1,815,535,337	$91,955,658

Net assets consist of:
Paid-in capital	$276,829,661	$278,782,216	$1,917,453,167	$84,052,432
Undistributed (distributions in excess of) net investment income	55,497	417,379	(2,499,030)	84,102
Undistributed net realized gain (accumulated net realized loss)	(10,856,090)	(1,459,656)	176,831	(710,130)
Net unrealized appreciation (depreciation)	42,080,158	7,592,756	(99,595,631)	8,529,254

NET ASSETS	$308,109,226	$285,332,695	$1,815,535,337	$91,955,658

Shares outstanding[b]	4,400,000	2,150,000	21,200,000	1,500,000

Net asset value per share	$70.02	$132.71	$85.64	$61.30

[a]	Securities on loan with market values of $985,928, $1,929,010, $22,928,478 and $234,000, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

86	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2007

	iShares KLD	iShares Cohen & Steers
	400 Social Index Fund	Realty Majors Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$25,359,567	$2,661,454,283
Affiliated issuers (Note 2)	13,063	37,969,908

Total cost of investments	$25,372,630	$2,699,424,191

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$26,422,199	$2,964,366,647
Affiliated issuers (Note 2)	13,063	37,969,908

Total value of investments	26,435,262	3,002,336,555
Receivables:
Dividends and interest	33,405	1,629,612

Total Assets	26,468,667	3,003,966,167

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	–	32,557,500
Investment advisory fees (Note 2)	10,702	871,961

Total Liabilities	10,702	33,429,461

NET ASSETS	$26,457,965	$2,970,536,706

Net assets consist of:
Paid-in capital	$25,408,476	$2,676,555,053
Undistributed (distributions in excess of) net investment income	41,696	(3,297,091)
Accumulated net realized loss	(54,839)	(5,633,620)
Net unrealized appreciation	1,062,632	302,912,364

NET ASSETS	$26,457,965	$2,970,536,706

Shares outstanding[b]	500,000	28,800,000

Net asset value per share	$52.92	$103.14

[a]	Securities on loan with market values of $– and $31,190,085, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2007

	iShares Dow Jones U.S.
	Basic Materials Sector Index Fund	Consumer Goods Sector Index Fund	Consumer Services Sector Index Fund	Financial Sector Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$12,149,271	$8,827,416	$2,794,854	$11,687,179
Interest from affiliated issuers (Note 2)	31,554	16,985	15,053	32,772
Securities lending income from unaffiliated issuers	141,130	56,142	20,107	57,676
Securities lending income from affiliated issuers (Note 2)	–	912	467	178

Total investment income	12,321,955	8,901,455	2,830,481	11,777,805

EXPENSES
Investment advisory fees (Note 2)	2,387,487	1,636,466	1,331,680	2,296,093

Total expenses	2,387,487	1,636,466	1,331,680	2,296,093

Net investment income	9,934,468	7,264,989	1,498,801	9,481,712

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(10,577,354)	(1,507,643)	(3,509,415)	(4,104,084)
In-kind redemptions	82,684,179	10,091,729	25,215,043	35,341,850

Net realized gain	72,106,825	8,584,086	21,705,628	31,237,766

Net change in unrealized appreciation (depreciation)	(13,097,523)	39,669,667	9,295,789	9,664,516

Net realized and unrealized gain	59,009,302	48,253,753	31,001,417	40,902,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,943,770	$55,518,742	$32,500,218	$50,383,994

[a]	Net of foreign withholding tax of $–, $–, $– and $4,559, respectively.

See notes to financial statements.

88	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2007

	iShares Dow Jones U.S.			iShares KLD
	Industrial Sector Index Fund	Financial Services Index Fund	Real Estate Index Fund	Select SocialSM Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$5,031,716	$8,647,560	$44,606,784	$1,582,955
Interest from affiliated issuers (Note 2)	16,831	22,214	176,667	4,973
Securities lending income from unaffiliated issuers	6,541	32,901	758,531	12
Securities lending income from affiliated issuers (Note 2)	89	178	13,958	–

Total investment income	5,055,177	8,702,853	45,555,940	1,587,940

EXPENSES
Investment advisory fees (Note 2)	1,429,838	1,590,670	7,785,351	432,012

Total expenses	1,429,838	1,590,670	7,785,351	432,012

Net investment income	3,625,339	7,112,183	37,770,589	1,155,928

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(2,328,037)	(1,147,532)	(32,603,343)	(494,063)
In-kind redemptions	24,093,434	48,689,478	358,402,605	8,827,779

Net realized gain	21,765,397	47,541,946	325,799,262	8,333,716

Net change in unrealized appreciation (depreciation)	1,113,054	(9,657,306)	(65,241,490)	(1,342,684)

Net realized and unrealized gain	22,878,451	37,884,640	260,557,772	6,991,032

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,503,790	$44,996,823	$298,328,361	$8,146,960

[a]	Net of foreign withholding tax of $–, $3,056, $64,355 and $–, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2007

	iShares KLD	iShares Cohen & Steers
	400 Social Index Fund[a]	Realty Majors Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[b]	$241,101	$62,085,364
Interest from affiliated issuers (Note 2)	740	177,294
Securities lending income from unaffiliated issuers	–	13,207
Securities lending income from affiliated issuers (Note 2)	–	518

Total investment income	241,841	62,276,383

EXPENSES
Investment advisory fees (Note 2)	60,078	9,164,320

Total expenses	60,078	9,164,320

Net investment income	181,763	53,112,063

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(62,636)	(10,281,072)
In-kind redemptions	24,883	573,640,825

Net realized gain (loss)	(37,753)	563,359,753

Net change in unrealized appreciation (depreciation)	1,062,632	(7,712,707)

Net realized and unrealized gain	1,024,879	555,647,046

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,206,642	$608,759,109

[a]	For the period from November 14, 2006 (commencement of operations) to April 30, 2007.
[b]	Net of foreign withholding tax of $39 and $–, respectively.

See notes to financial statements.

90	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Basic Materials Sector Index Fund		iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,934,468	$7,266,180	$7,264,989	$7,311,799
Net realized gain	72,106,825	19,223,386	8,584,086	24,188,349
Net change in unrealized appreciation (depreciation)	(13,097,523)	70,140,071	39,669,667	(1,944,352)

Net increase in net assets resulting from operations	68,943,770	96,629,637	55,518,742	29,555,796

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,664,197)	(7,246,631)	(6,768,800)	(7,313,411)

Total distributions to shareholders	(9,664,197)	(7,246,631)	(6,768,800)	(7,313,411)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	450,287,393	152,547,024	52,424,932	136,434,722
Cost of shares redeemed	(378,967,567)	(151,969,377)	(81,953,945)	(234,795,591)

Net increase (decrease) in net assets from capital share transactions	71,319,826	577,647	(29,529,013)	(98,360,869)

INCREASE (DECREASE) IN NET ASSETS	130,599,399	89,960,653	19,220,929	(76,118,484)

NET ASSETS
Beginning of year	502,814,923	412,854,270	344,985,565	421,104,049

End of year	$633,414,322	$502,814,923	$364,206,494	$344,985,565

Undistributed net investment income included in net assets at end of year	$719,513	$449,242	$842,659	$349,875

SHARES ISSUED AND REDEEMED
Shares sold	7,400,000	2,850,000	900,000	2,550,000
Shares redeemed	(6,400,000)	(3,050,000)	(1,450,000)	(4,400,000)

Net increase (decrease) in shares outstanding	1,000,000	(200,000)	(550,000)	(1,850,000)

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Consumer Services Sector Index Fund		iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,498,801	$638,457	$9,481,712	$7,988,821
Net realized gain	21,705,628	10,653,860	31,237,766	38,623,126
Net change in unrealized appreciation (depreciation)	9,295,789	15,934,550	9,664,516	22,926,096

Net increase in net assets resulting from operations	32,500,218	27,226,867	50,383,994	69,538,043

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,516,608)	(635,586)	(9,984,324)	(7,497,030)
Return of capital	–	(15,882)	(264,525)	–

Total distributions to shareholders	(1,516,608)	(651,468)	(10,248,849)	(7,497,030)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	269,029,221	156,360,704	218,931,438	201,531,038
Cost of shares redeemed	(228,742,700)	(178,483,492)	(176,865,885)	(167,241,850)

Net increase (decrease) in net assets from capital share transactions	40,286,521	(22,122,788)	42,065,553	34,289,188

INCREASE IN NET ASSETS	71,270,131	4,452,611	82,200,698	96,330,201

NET ASSETS
Beginning of year	255,664,494	251,211,883	396,236,810	299,906,609

End of year	$326,934,625	$255,664,494	$478,437,508	$396,236,810

Undistributed net investment income included in net assets at end of year	$253,895	$–	$104,326	$974,275

SHARES ISSUED AND REDEEMED
Shares sold	4,100,000	2,650,000	1,950,000	2,000,000
Shares redeemed	(3,550,000)	(3,000,000)	(1,550,000)	(1,650,000)

Net increase (decrease) in shares outstanding	550,000	(350,000)	400,000	350,000

See notes to financial statements.

92	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Industrial Sector Index Fund		iShares Dow Jones U.S. Financial Services Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,625,339	$2,567,480	$7,112,183	$4,324,290
Net realized gain	21,765,397	11,578,853	47,541,946	14,577,785
Net change in unrealized appreciation (depreciation)	1,113,054	34,965,136	(9,657,306)	13,173,532

Net increase in net assets resulting from operations	26,503,790	49,111,469	44,996,823	32,075,607

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,563,119)	(2,579,425)	(7,202,654)	(4,215,839)

Total distributions to shareholders	(3,563,119)	(2,579,425)	(7,202,654)	(4,215,839)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	104,000,356	68,232,422	489,286,235	327,087,046
Cost of shares redeemed	(104,907,982)	(65,526,418)	(453,181,023)	(285,158,247)

Net increase (decrease) in net assets from capital share transactions	(907,626)	2,706,004	36,105,212	41,928,799

INCREASE IN NET ASSETS	22,033,045	49,238,048	73,899,381	69,788,567

NET ASSETS
Beginning of year	286,076,181	236,838,133	211,433,314	141,644,747

End of year	$308,109,226	$286,076,181	$285,332,695	$211,433,314

Undistributed net investment income included in net assets at end of year	$55,497	$–	$417,379	$586,891

SHARES ISSUED AND REDEEMED
Shares sold	1,600,000	1,150,000	3,900,000	3,000,000
Shares redeemed	(1,650,000)	(1,150,000)	(3,450,000)	(2,650,000)

Net increase (decrease) in shares outstanding	(50,000)	–	450,000	350,000

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Real Estate Index Fund		iShares KLD Select SocialSM Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$37,770,589	$43,593,962	$1,155,928	$1,255,469
Net realized gain	325,799,262	195,916,618	8,333,716	1,267,157
Net change in unrealized appreciation (depreciation)	(65,241,490)	(13,506,368)	(1,342,684)	10,494,906

Net increase in net assets resulting from operations	298,328,361	226,004,212	8,146,960	13,017,532

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,554,695)	(27,887,668)	(1,213,127)	(1,138,122)
From net realized gain	(2,519,505)	(7,911,258)	–	–
Return of capital	(34,057,450)	(10,952,378)	–	–

Total distributions to shareholders	(68,131,650)	(46,751,304)	(1,213,127)	(1,138,122)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,864,899,170	7,982,932,588	42,895,636	86,944,558
Cost of shares redeemed	(13,515,818,274)	(7,662,711,155)	(87,848,357)	(10,518,191)

Net increase (decrease) in net assets from capital share transactions	349,080,896	320,221,433	(44,952,721)	76,426,367

INCREASE (DECREASE) IN NET ASSETS	579,277,607	499,474,341	(38,018,888)	88,305,777

NET ASSETS
Beginning of year	1,236,257,730	736,783,389	129,974,546	41,668,769

End of year	$1,815,535,337	$1,236,257,730	$91,955,658	$129,974,546

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(2,499,030)	$(1,827,420)	$84,102	$144,359

SHARES ISSUED AND REDEEMED
Shares sold	169,200,000	120,200,000	750,000	1,700,000
Shares redeemed	(165,400,000)	(115,200,000)	(1,600,000)	(200,000)

Net increase (decrease) in shares outstanding	3,800,000	5,000,000	(850,000)	1,500,000

See notes to financial statements.

94	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares KLD 400 Social Index Fund	iShares Cohen & Steers Realty Majors Index Fund
	Period from November 14, 2006[a] to April 30, 2007	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$181,763	$53,112,063	$60,742,153
Net realized gain (loss)	(37,753)	563,359,753	180,290,785
Net change in unrealized appreciation (depreciation)	1,062,632	(7,712,707)	162,730,939

Net increase in net assets resulting from operations	1,206,642	608,759,109	403,763,877

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(140,067)	(46,019,999)	(41,130,863)
From net realized gain	–	–	(149,937)
Return of capital	–	(38,186,539)	(23,729,232)

Total distributions to shareholders	(140,067)	(84,206,538)	(65,010,032)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,387,090	2,123,952,039	1,101,332,967
Cost of shares redeemed	(4,995,700)	(1,711,874,268)	(704,260,687)

Net increase in net assets from capital share transactions	25,391,390	412,077,771	397,072,280

INCREASE IN NET ASSETS	26,457,965	936,630,342	735,826,125

NET ASSETS
Beginning of period	–	2,033,906,364	1,298,080,239

End of period	$26,457,965	$2,970,536,706	$2,033,906,364

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$41,696	$(3,297,091)	$(1,833,583)

SHARES ISSUED AND REDEEMED
Shares sold	600,000	20,800,000	14,650,000
Shares redeemed	(100,000)	(16,650,000)	(9,500,000)

Net increase in shares outstanding	500,000	4,150,000	5,150,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Basic Materials Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$58.81	$47.18	$42.25	$34.41	$39.99

Income from investment operations:
Net investment income	1.16 [a]	0.94	0.72	0.66	0.70
Net realized and unrealized gain (loss)[b]	7.53	11.63	4.94	7.86	(5.62)

Total from investment operations	8.69	12.57	5.66	8.52	(4.92)

Less distributions from:
Net investment income	(1.17)	(0.94)	(0.73)	(0.68)	(0.66)

Total distributions	(1.17)	(0.94)	(0.73)	(0.68)	(0.66)

Net asset value, end of year	$66.33	$58.81	$47.18	$42.25	$34.41

Total return	15.10%	26.99%	13.41%	24.85%	(12.30)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$633,414	$502,815	$412,854	$316,839	$99,779
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.00%	1.83%	1.53%	1.70%	2.10%
Portfolio turnover rate[c]	13%	6%	6%	7%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

96	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$54.33	$51.35	$52.17	$39.96	$47.91

Income from investment operations:
Net investment income	1.23 [a]	0.91	0.76	0.65	0.69
Net realized and unrealized gain (loss)[b]	8.40	2.97	(0.82)	12.32	(8.04)

Total from investment operations	9.63	3.88	(0.06)	12.97	(7.35)

Less distributions from:
Net investment income	(1.17)	(0.90)	(0.76)	(0.76)	(0.60)

Total distributions	(1.17)	(0.90)	(0.76)	(0.76)	(0.60)

Net asset value, end of year	$62.79	$54.33	$51.35	$52.17	$39.96

Total return	17.93%	7.59%	(0.09)%	32.73%	(15.40)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$364,206	$344,986	$421,104	$289,569	$87,918
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.13%	1.71%	1.54%	1.53%	1.57%
Portfolio turnover rate[c]	5%	6%	9%	5%	28%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Services Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$61.61	$55.82	$55.54	$45.54	$55.05

Income from investment operations:
Net investment income	0.35 [a]	0.16	0.15	0.10	0.05
Net realized and unrealized gain (loss)[b]	7.98	5.79	0.29	10.00	(9.50)

Total from investment operations	8.33	5.95	0.44	10.10	(9.45)

Less distributions from:
Net investment income	(0.38)	(0.16)	(0.15)	(0.10)	(0.05)
Return of capital	–	(0.00)[c]	(0.01)	(0.00)[c]	(0.01)

Total distributions	(0.38)	(0.16)	(0.16)	(0.10)	(0.06)

Net asset value, end of year	$69.56	$61.61	$55.82	$55.54	$45.54

Total return	13.56%	10.66%	0.79%	22.21%	(17.17)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$326,935	$255,664	$251,212	$219,387	$129,776
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.54%	0.26%	0.25%	0.19%	0.11%
Portfolio turnover rate[d]	7%	6%	13%	6%	10%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

98	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$108.56	$90.88	$87.48	$72.29	$81.20

Income from investment operations:
Net investment income	2.23 [a]	2.17	1.95	1.65	1.31
Net realized and unrealized gain (loss)[b]	9.78	17.57	3.22	15.09	(8.94)

Total from investment operations	12.01	19.74	5.17	16.74	(7.63)

Less distributions from:
Net investment income	(2.38)	(2.06)	(1.77)	(1.55)	(1.28)
Return of capital	(0.06)	–	–	–	–

Total distributions	(2.44)	(2.06)	(1.77)	(1.55)	(1.28)

Net asset value, end of year	$118.13	$108.56	$90.88	$87.48	$72.29

Total return	11.20%	21.96%	5.89%	23.29%	(9.33)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$478,438	$396,237	$299,907	$258,081	$148,203
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.98%	2.26%	2.23%	2.08%	1.94%
Portfolio turnover rate[c]	10%	6%	7%	7%	28%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Industrial Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$64.29	$53.22	$48.43	$38.60	$45.75

Income from investment operations:
Net investment income	0.77 [a]	0.62	0.49	0.39	0.38
Net realized and unrealized gain (loss)[b]	5.73	11.07	4.79	9.84	(7.15)

Total from investment operations	6.50	11.69	5.28	10.23	(6.77)

Less distributions from:
Net investment income	(0.77)	(0.62)	(0.49)	(0.40)	(0.38)
Return of capital	–	–	–	(0.00)[c]	–

Total distributions	(0.77)	(0.62)	(0.49)	(0.40)	(0.38)

Net asset value, end of year	$70.02	$64.29	$53.22	$48.43	$38.60

Total return	10.24%	22.07%	10.90%	26.56%	(14.75)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$308,109	$286,076	$236,838	$157,384	$81,051
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.22%	1.06%	0.97%	0.94%	1.03%
Portfolio turnover rate[d]	4%	7%	5%	3%	12%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

100	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Services Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$124.37	$104.92	$100.61	$83.54	$92.45

Income from investment operations:
Net investment income	2.74 [a]	2.57 [a]	2.22	2.12	1.41
Net realized and unrealized gain (loss)[b]	8.23	19.39	4.25	16.93	(8.90)

Total from investment operations	10.97	21.96	6.47	19.05	(7.49)

Less distributions from:
Net investment income	(2.63)	(2.51)	(2.16)	(1.98)	(1.42)

Total distributions	(2.63)	(2.51)	(2.16)	(1.98)	(1.42)

Net asset value, end of year	$132.71	$124.37	$104.92	$100.61	$83.54

Total return	8.93%	21.21%	6.44%	22.91%	(8.02)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$285,333	$211,433	$141,645	$110,671	$116,957
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.15%	2.29%	2.20%	2.08%	1.90%
Portfolio turnover rate[c]	9%	9%	7%	7%	41%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Real Estate Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$71.05	$59.42	$46.57	$39.84	$42.76

Income from investment operations:
Net investment income[a]	1.87	2.58	2.56	2.25	2.13
Net realized and unrealized gain (loss)[b]	15.84	11.66	12.85	7.16	(2.61)

Total from investment operations	17.71	14.24	15.41	9.41	(0.48)

Less distributions from:
Net investment income	(1.44)	(1.56)	(1.77)	(1.82)	(1.99)
Net realized gain	(0.12)	(0.44)	–	–	–
Return of capital	(1.56)	(0.61)	(0.79)	(0.86)	(0.45)

Total distributions	(3.12)	(2.61)	(2.56)	(2.68)	(2.44)

Net asset value, end of year	$85.64	$71.05	$59.42	$46.57	$39.84

Total return	25.35%	24.42%	33.62%	23.66%	(0.98)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,815,535	$1,236,258	$736,783	$419,089	$195,203
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.33%	3.92%	4.56%	4.68%	5.42%
Portfolio turnover rate[c]	29%	19%	16%	20%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

102	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares KLD Select SocialSM Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jan. 24, 2005[a] to Apr. 30, 2005

Net asset value, beginning of period	$55.31	$49.02	$49.69

Income from investment operations:
Net investment income	0.75 [b]	0.67	0.18
Net realized and unrealized gain (loss)[c]	6.12	6.26	(0.71)

Total from investment operations	6.87	6.93	(0.53)

Less distributions from:
Net investment income	(0.88)	(0.64)	(0.14)

Total distributions	(0.88)	(0.64)	(0.14)

Net asset value, end of period	$61.30	$55.31	$49.02

Total return	12.58%	14.20%	(1.07)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$91,956	$129,975	$41,669
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	1.34%	1.32%	1.16%
Portfolio turnover rate[f]	46%	46%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares KLD 400 Social Index Fund
Period from Nov. 14, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$50.33

Income from investment operations:
Net investment income[b]	0.36
Net realized and unrealized gain[c]	2.51

Total from investment operations	2.87

Less distributions from:
Net investment income	(0.28)

Total distributions	(0.28)

Net asset value, end of period	$52.92

Total return	5.72%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$26,458
Ratio of expenses to average net assets[e]	0.50%
Ratio of net investment income to average net assets[e]	1.51%
Portfolio turnover rate[f]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

104	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers Realty Majors Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$82.51	$66.57	$50.31	$42.50	$44.84

Income from investment operations:
Net investment income[a]	1.95	2.68	2.67	2.42	2.26
Net realized and unrealized gain (loss)[b]	21.76	16.13	16.45	8.14	(2.12)

Total from investment operations	23.71	18.81	19.12	10.56	0.14

Less distributions from:
Net investment income	(1.68)	(1.82)	(2.01)	(1.94)	(1.88)
Net realized gain	–	(0.00)[c]	–	–	–
Return of capital	(1.40)	(1.05)	(0.85)	(0.81)	(0.60)

Total distributions	(3.08)	(2.87)	(2.86)	(2.75)	(2.48)

Net asset value, end of year	$103.14	$82.51	$66.57	$50.31	$42.50

Total return	29.16%	28.76%	38.61%	24.97%	0.46%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,970,537	$2,033,906	$1,298,080	$724,446	$267,732
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%[d]
Ratio of net investment income to average net assets	2.03%	3.55%	4.36%	4.67%	5.46%[d]
Portfolio turnover rate[e]	14%	18%	28%	15%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Rounds to less than $0.01.
[d]

Includes voluntary reimbursement from the investment adviser. If such reimbursement had not been made, the ratios of expenses to average net assets and net investment income to average net assets would have been 0.36% and 5.45%, respectively.

[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of April 30, 2007, the Trust offered 104 investment portfolios or funds.

These financial statements relate only to the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services, iShares Dow Jones U.S. Real Estate, iShares KLD Select SocialSM, iShares KLD 400 Social and iShares Cohen & Steers Realty Majors Index Funds (each, a “Fund,” collectively, the “Funds”). The iShares KLD 400 Social Index Fund commenced operations on November 14, 2006.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares KLD Select SocialSM and iShares KLD 400 Social Index Funds, which are classified as diversified funds. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency

106	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2007, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Dow Jones U.S. Basic Materials Sector	$719,513	$45,475,560	$(4,144,777)	$42,050,296
Dow Jones U.S. Consumer Goods Sector	842,659	33,791,018	(10,054,619)	24,579,058
Dow Jones U.S. Consumer Services Sector	253,895	(6,277,074)	(4,397,440)	(10,420,619)
Dow Jones U.S. Financial Sector	–	40,987,186	(2,630,473)	38,356,713
Dow Jones U.S. Industrial Sector	55,497	38,699,423	(7,475,355)	31,279,565
Dow Jones U.S. Financial Services	417,379	6,955,726	(822,626)	6,550,479
Dow Jones U.S. Real Estate	–	(101,917,830)	–	(101,917,830)
KLD Select SocialSM	83,579	8,204,315	(384,668)	7,903,226
KLD 400 Social	41,696	1,060,221	(52,428)	1,049,489
Cohen & Steers Realty Majors	–	294,532,414	(550,761)	293,981,653

For the period ended April 30, 2007 and the year ended April 30, 2006, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2007.

From November 1, 2006 to April 30, 2007, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2008, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses

Dow Jones U.S. Basic Materials Sector	$1,599,337

Dow Jones U.S. Consumer Goods Sector	182,331

Dow Jones U.S. Consumer Services Sector	42,077

Dow Jones U.S. Financial Sector	1,816,068

iShares Index Fund	Deferred Net Realized Capital Losses

Dow Jones U.S. Industrial Sector	$368,453

Dow Jones U.S. Financial Services	364,047

KLD 400 Social	52,428

The Funds had tax basis net capital loss carryforwards as of April 30, 2007, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Total
Dow Jones U.S. Basic Materials Sector	$–	$–	$164,820	$213,728	$–	$–	$2,166,892	$2,545,440
Dow Jones U.S. Consumer Goods Sector	12,169	410,794	786,981	439,017	331,603	6,571,402	1,320,322	9,872,288
Dow Jones U.S. Consumer Services Sector	–	214,348	640,467	434,021	590,495	2,292,509	183,523	4,355,363
Dow Jones U.S. Financial Sector	–	–	–	775,502	–	–	38,903	814,405
Dow Jones U.S. Industrial Sector	–	1,765,263	1,969,601	–	3,141,753	–	230,285	7,106,902
Dow Jones U.S. Financial Services	–	–	–	458,579	–	–	–	458,579
KLD Select SocialSM	–	–	–	–	–	228,408	156,260	384,668
Cohen & Steers Realty Majors	–	–	–	–	–	–	550,761	550,761

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

108	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2007, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2007 are disclosed in the Funds’ Statements of Operations.

As of April 30, 2007, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Basic Materials Sector	$589,498,096	$54,634,863	$(9,159,303)	$45,475,560
Dow Jones U.S. Consumer Goods Sector	334,628,187	47,972,224	(14,181,206)	33,791,018
Dow Jones U.S. Consumer Services Sector	335,269,046	17,094,728	(23,371,802)	(6,277,074)
Dow Jones U.S. Financial Sector	438,870,477	45,129,330	(4,142,144)	40,987,186
Dow Jones U.S. Industrial Sector	270,441,012	43,755,696	(5,056,273)	38,699,423
Dow Jones U.S. Financial Services	280,481,762	13,018,370	(6,062,644)	6,955,726
Dow Jones U.S. Real Estate	1,940,248,512	1,361,300	(103,279,130)	(101,917,830)
KLD Select SocialSM	83,978,120	9,122,822	(918,507)	8,204,315
KLD 400 Social	25,375,041	1,458,185	(397,964)	1,060,221
Cohen & Steers Realty Majors	2,707,804,141	299,205,848	(4,673,434)	294,532,414

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BGFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee

Dow Jones U.S. Basic Materials Sector	0.48%

Dow Jones U.S. Consumer Goods Sector	0.48

Dow Jones U.S. Consumer Services Sector	0.48

Dow Jones U.S. Financial Sector	0.48

Dow Jones U.S. Industrial Sector	0.48

iShares Index Fund	Investment Advisory Fee

Dow Jones U.S. Financial Services	0.48%

Dow Jones U.S. Real Estate	0.48

KLD Select SocialSM	0.50

KLD 400 Social	0.50

Cohen & Steers Realty Majors	0.35

Investors Bank & Trust Company (“Investors Bank”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Trust. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2007, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees

Dow Jones U.S. Basic Materials Sector	$141,130

Dow Jones U.S. Consumer Goods Sector	57,054

Dow Jones U.S. Consumer Services Sector	20,574

Dow Jones U.S. Financial Sector	57,854

Dow Jones U.S. Industrial Sector	6,630

iShares Index Fund	Securities Lending Agent Fees

Dow Jones U.S. Financial Services	$33,079

Dow Jones U.S. Real Estate	772,489

KLD Select SocialSM	12

Cohen & Steers Realty Majors	13,725

Cross trades for the year ended April 30, 2007, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in the Institutional Shares of certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master

110	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Each Fund may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. See Note 5 for additional information regarding the Premier Fund.

As of April 30, 2007, certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2007 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Basic Materials Sector	$67,316,444	$66,277,274
Dow Jones U.S. Consumer Goods Sector	15,723,483	15,717,326
Dow Jones U.S. Consumer Services Sector	20,367,706	21,388,327
Dow Jones U.S. Financial Sector	48,008,975	53,957,144
Dow Jones U.S. Industrial Sector	12,886,303	13,084,217
Dow Jones U.S. Financial Services	28,831,963	38,163,430
Dow Jones U.S. Real Estate	470,207,603	474,304,003
KLD Select SocialSM	39,877,476	40,367,012
KLD 400 Social	962,750	929,301
Cohen & Steers Realty Majors	563,339,243	376,762,834

In-kind transactions (see Note 4) for the year ended April 30, 2007 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Basic Materials Sector	$442,948,835	$373,327,297
Dow Jones U.S. Consumer Goods Sector	52,345,143	81,735,513
Dow Jones U.S. Consumer Services Sector	268,568,979	227,488,216
Dow Jones U.S. Financial Sector	218,222,424	170,425,164
Dow Jones U.S. Industrial Sector	103,875,173	104,720,874
Dow Jones U.S. Financial Services	486,394,988	441,006,626
Dow Jones U.S. Real Estate	13,764,662,045	13,420,136,219
KLD Select SocialSM	42,827,348	87,298,575
KLD 400 Social	30,352,947	4,989,076
Cohen & Steers Realty Majors	1,918,285,850	1,692,220,658

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements (Continued)

iSHARES® TRUST

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to Investors Bank, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of April 30, 2007, certain Funds received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of April 30, 2007 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

112	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS	113

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares KLD Select SocialSM Index Fund, iShares KLD 400 Social Index Fund and iShares Cohen & Steers Realty Majors Index Fund (the “Funds”), at April 30, 2007, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2007

114	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2007 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Basic Materials Sector	100.00%

Dow Jones U.S. Consumer Goods Sector	100.00

Dow Jones U.S. Consumer Services Sector	100.00

Dow Jones U.S. Financial Sector	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Industrial Sector	100.00%

Dow Jones U.S. Financial Services	100.00

KLD Select SocialSM	100.00

KLD 400 Social	100.00

Under Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), the iShares Dow Jones U.S. Real Estate Index Fund designates $2,519,505 as a long-term capital gain dividend for the fiscal year ended April 30, 2007.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2007:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Basic Materials Sector	$9,664,197

Dow Jones U.S. Consumer Goods Sector	6,768,800

Dow Jones U.S. Consumer Services Sector	1,516,608

Dow Jones U.S. Financial Sector	9,133,751

Dow Jones U.S. Industrial Sector	3,563,119

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Financial Services	$7,033,142

Dow Jones U.S. Real Estate	1,324,372

KLD Select SocialSM	1,153,701

KLD 400 Social	140,067

Cohen & Steers Realty Majors	2,024,330

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2007. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	115

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAVis calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Basic Materials Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	7	0.53
Between 0.5% and –0.5%	1,303	98.79
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	2	0.15

	1,319	100.00%

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	5	0.38
Between 0.5% and –0.5%	1,301	98.63
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	1	0.08

	1,319	100.00%

116	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Consumer Services Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	0.45%
Between 0.5% and –0.5%	1,307	99.09
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Financial Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,304	98.86
Less than –0.5% and Greater than –1.0%	7	0.53

	1,319	100.00%

iShares Dow Jones U.S. Industrial Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.5% and Less than 1.0%	5	0.38
Between 0.5% and –0.5%	1,305	98.93
Less than –0.5% and Greater than –1.0%	7	0.53
Less than –1.0% and Greater than –1.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	117

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Financial Services Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	4	0.30
Between 0.5% and –0.5%	1,301	98.64
Less than –0.5% and Greater than –1.0%	7	0.53
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	2	0.15

	1,319	100.00%

iShares Dow Jones U.S. Real Estate Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.5% and Less than 1.0%	3	0.23
Between 0.5% and –0.5%	1,303	98.78
Less than –0.5% and Greater than –1.0%	10	0.76
Less than –1.0% and Greater than –1.5%	2	0.15

	1,319	100.00%

iShares KLD Select SocialSM Index Fund

Period Covered: April 1, 2005 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.40%
Between 0.5% and –0.5%	498	99.00
Less than –0.5% and Greater than –1.0%	3	0.60

	503	100.00%

iShares KLD 400 Social Index Fund

Period Covered: January 1, 2007 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	1.64%
Between 0.5% and –0.5%	60	98.36

	61	100.00%

118	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Cohen & Steers Realty Majors Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	4	0.30%
Greater than 0.5% and Less than 1.0%	3	0.23
Between 0.5% and – 0.5%	1,306	99.02
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15

	1,319	100.00%

SUPPLEMENTAL INFORMATION	119

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 133 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 24 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee and Officer is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Trustee, Chairman and President (since 2003).	Chief Executive Officer of Global Index and Markets Group of BGI (since 2005); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director, Chairman and Chief Executive Officer of Barclays Global Investors Services (since 2005); Chief Executive Officer of the Individual Investor Business of BGI (1999-2003).	Director (since 2003) of iShares, Inc.; Trustee (since 2001) of BGlF and MIP; Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.

*John E. Martinez, 1962	Trustee (since 2003).	Co-Chief Executive Officer of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003).	Director (since 2003) of iShares, Inc.; Director (since 2005) of Real Estate Equity Exchange.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

120	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 1939	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus (since 1994); Formerly Senior Associate Dean for Academic Affairs, Director of MBA Program, Stanford University: Graduate School of Business (1993-2001).	Director (since 2002) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Cecilia H. Herbert, 1949	Trustee (since 2005).	Member of Finance Council, Archdiocese of San Francisco (1999-2006); Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (1992-2003) of the Montgomery Funds; Trustee (since 2002) of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 1943	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 1955	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Director (since 2005) of iShares, Inc.; Member (since 2004) of Advisory Council for Commonfund Distressed Debt Partners II.

TRUSTEE AND OFFICER INFORMATION	121

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 1955	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP(since 2006); President and Chief Operating Officer(2003-2005) and Director(1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greaten (since 2001); Broadway Producer(since 2006).	Director (since 2007) of iShares, Inc.; Director and Member (since 2006) of the Audit and Compensation Committee of EPAM Systems, Inc.

Officer
Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael A. Latham, 1965	Secretary, Treasurer and Principal Financial Officer (since 2002).	Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).	None.

122	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	123

Notes:

124	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	125

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P GSSI™ Natural Resources (IGE)

iShares S&P GSTI™ Networking (IGN)

iShares S&P GSTI™ Semiconductor (IGW)

iShares S&P GSTI™ Software (IGV)

iShares S&P GSTI™ Technology (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. Total Market (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office (FIO)

iShares FTSE NAREIT Mortgage REITs (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential (REZ)

iShares FTSE NAREIT Retail (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap™ (IWC)

iShares International Country Index Funds

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria (EWO)

iShares MSCI Belgium (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico (EWW)

iShares MSCI Netherlands (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Lehman Aggregate (AGG)

iShares Lehman Short Treasury (SHV)

iShares Lehman 1-3 Year Treasury (SHY)

iShares Lehman 3-7 Year Treasury (IEI)

iShares Lehman 7-10 Year Treasury (IEF)

iShares Lehman 10-20 Year Treasury (TLH)

iShares Lehman 20+ Year Treasury (TLT)

iShares Lehman TIPS (TIP)

iShares Lehman Credit (CFT)

iShares Lehman 1-3 Year Credit (CSJ)

iShares Lehman Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares Lehman Government/Credit (GBF)

iShares Lehman Intermediate Government/Credit (GVI)

iShares Lehman MBS Fixed-Rate (MBB)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Specialty Index Funds

iShares KLD Select SocialSM (KLD)

iShares KLD 400 Social (DSI)

iShares Dow Jones Select Dividend (DVY)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares® is a registered trademark of Barclays Global Investors, N.A. The iShares Funds are not sponsored, endorsed or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx, KLD Research & Analytics, Inc., Morgan Stanley Capital International, Morningstar, Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above. iBoxx is a registered trademark of International Index Company Limited. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50 Index, FTSE NAREIT Residential Index, FTSE NAREIT Retail Index, FTSE NAREIT Mortgage REITs Index or FTSE NAREIT Industrial/Office Index; all rights vest in NAREIT. “FTSE” is a trade and service mark of London Stock Exchange and The Financial Times; “Xinhua” is a trade and service mark of Xinhua Financial Network Limited. “NAREIT® is a trademark of NAREIT.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This advertising section does not constitute part of the 2007 Annual Report.

4592-iS-0507

126	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an adviser to the iShares Funds. Barclays Global Investors Services (BGIS) assists in the marketing of the iShares Funds. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a majority-owned subsidiary of Barclays Bank PLC, none of which are affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones & Company, Inc., KLD Research & Analytics, Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds.

©2007 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds' website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds' website.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-F-015-06007

For more information visit our website
or call 1-800-iShares (1-800-474-2737)
www.iShares.com

iShares™

BARCLAYS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.57%	14.60%	14.79%	9.11%	9.13%	9.32%	2.46%	2.47%	2.66%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.57%	14.60%	14.79%	54.66%	54.77%	56.13%	18.24%	18.25%	19.82%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Financial	20.91%

Consumer Non-Cyclical	20.01

Industrial	11.27

Communications	11.23

Technology	10.47

Energy	9.95

Consumer Cyclical	9.11

Utilities	3.86

Basic Materials	2.97

Diversified	0.04

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Exxon Mobil Corp.	2.85%

General Electric Co.	2.39

Citigroup Inc.	1.68

Microsoft Corp.	1.65

AT&T Inc.	1.53

Bank of America Corp.	1.44

Procter & Gamble Co.	1.29

Pfizer Inc.	1.18

Johnson & Johnson	1.18

JPMorgan Chase & Co.	1.14

TOTAL	16.33%

The iShares Dow Jones U.S. Total Market Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Total Market Index (the “Index”). The Index measures the performance of the U.S. equity broad market, and is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 14.57%, while the Index returned 14.79%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Within the Index, every sector generated positive returns for the reporting period. The financials, health care, and consumer discretionary sectors all contributed strongly to index performance, followed by the consumer staples and energy sectors. The utilities and telecommunications services sectors also delivered robust returns, although they only represented a small portion of the Index as of April 30, 2007. Information technology shares had the most modest sector gains for the reporting period, but still produced nearly double-digit returns.

Among the Fund’s ten largest holdings as of April 30, 2007, performance was positive for the reporting period. Telecommunications company AT&T Inc. delivered the strongest gains. Oil company Exxon Mobil Corp. and software company Microsoft Corp. also performed well, as did JPMorgan Chase & Co. Bank of America Corp. posted the most modest gains among the Fund’s ten largest holdings as of April 30, 2007.

*	Sector classifications used to describe the portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

2	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.26%	15.29%	16.50%	19.33%	19.30%	19.91%	13.37%	13.37%	14.01%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.26%	15.29%	16.50%	142.00%	141.69%	147.87%	137.27%	137.29%	146.54%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Oil & Gas	79.85%

Oil & Gas Services	17.01

Pipelines	2.85

Electric	0.17

Transportation	0.05

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Exxon Mobil Corp.	23.63%

Chevron Corp.	15.24

Schlumberger Ltd.	6.45

ConocoPhillips	4.67

Occidental Petroleum Corp.	4.16

Valero Energy Corp.	2.96

Devon Energy Corp.	2.80

Baker Hughes Inc.	2.70

Marathon Oil Corp.	2.63

Apache Corp.	2.12

TOTAL	67.36%

The iShares Dow Jones U.S. Energy Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Oil & Gas Index (the “Index”). The Index measures the performance of the oil and gas sector of the U.S. equity market and includes companies in the following sectors: oil and gas producers, and oil equipment, services and distribution. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 15.26%, while the Index returned 16.50%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Energy stocks, as represented by the Index, produced double-digit gains for the reporting period and slightly outperformed the broad U.S. equity indexes. Despite strong demand for energy from emerging economies such as China, energy prices were generally lower during the reporting period. The price of oil peaked at an all-time high of $77 a barrel in July 2006, but then tumbled back below $60 a barrel in the second half of 2006 as fears of supply disruptions in the Middle East eased and the U.S. had an uneventful hurricane season. Although the price of oil rebounded in early 2007, it was still down about 10% for the reporting period.

Oil and gas producers were generally the best performers in the energy sector during the reporting period. While oil prices declined overall, gasoline prices rose, boosting profit margins for many energy production companies. In contrast, oil equipment and services stocks posted more modest gains.

Each of the Fund’s ten largest holdings as of April 30, 2007, generated positive returns during the reporting period. The best performers were energy producers, led by Chevron Corp. and Exxon Mobil Corp. Exxon Mobil, the largest position in the Fund, reported earnings of $39.5 billion in 2006, the largest profit in U.S. history. Other energy producers that generated strong gains included Marathon Oil Corp. and Devon Energy Corp. The lone exception was ConocoPhillips, whose performance appeared to be restrained by narrowing profit margins. Energy equipment and services providers Occidental Petroleum Corp. and Baker Hughes Inc. posted the weakest returns among the ten largest holdings for the reporting period.

4	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.55%	16.55%	17.08%	5.43%	5.42%	6.01%	3.36%	3.36%	3.97%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.55%	16.55%	17.08%	30.28%	30.20%	33.87%	25.53%	25.53%	30.69%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Pharmaceuticals	43.92%

Health Care – Products	27.22

Health Care – Services	13.54

Biotechnology	11.99

Electronics	1.90

Insurance	0.88

Commercial Services	0.26

Distribution & Wholesale	0.08

Agriculture	0.08

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Pfizer Inc.	10.27%

Johnson & Johnson	10.20

Merck & Co. Inc.	6.13

Abbott Laboratories	4.77

Amgen Inc.	4.10

Wyeth	4.06

UnitedHealth Group Inc.	3.92

Medtronic Inc.	3.35

Bristol-Myers Squibb Co.	3.20

Lilly (Eli) & Co.	3.13

TOTAL	53.13%

The iShares Dow Jones U.S. Healthcare Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Healthcare Index (the “Index”). The Index measures the performance of the healthcare sector of the U.S. equity market and includes companies in the following sectors: healthcare equipment and services and pharmaceuticals and biotechnology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 16.55%, while the Index returned 17.08%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Healthcare stocks, as represented by the Index, produced double-digit gains for the reporting period and outperformed the broad U.S. equity indexes. Healthcare stocks enjoyed strong results despite a downturn following the November 2006 election of a Democrat-controlled Congress, whose legislative agenda could potentially hamper profitability in the healthcare sector. Healthcare services providers generated the best returns, led by strong sales growth among pharmacy benefit managers. Pharmaceutical stocks also fared well, benefiting from demographic trends that helped boost drug sales and earnings. Biotechnology stocks generally lagged as several high-profile drugs faced regulatory challenges.

Nearly all of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The best performers were pharmaceutical companies Merck & Co. Inc. and Abbott Laboratories. Despite losing patent protection on its top-selling cholesterol drug, Merck rallied after receiving FDA approval for several major new drugs, including a vaccine for cervical cancer and a drug that treats diabetes. Abbott Labs got a boost from strong pharmaceutical sales and a couple of significant acquisitions. Drug makers Bristol-Myers Squibb Co. and Wyeth also delivered strong gains. The only stock among the ten largest holdings to decline during the reporting period was biotechnology firm Amgen Inc.

6	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.43%	9.52%	9.94%	5.85%	5.88%	6.45%	(9.61)%	(9.59)%	(9.08)%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.43%	9.52%	9.94%	32.90%	33.09%	36.69%	(50.50)%	(50.44)%	(48.44)%

Total returns for the periods since inception are calculated from the inception date of the Fund (5/15/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/19/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Computers	27.70%

Software	21.06

Semiconductors	19.90

Telecommunications	19.18

Internet	9.72

Office & Business Equipment	1.40

Distribution & Wholesale	0.55

Commercial Services	0.15

Electronics	0.07

Entertainment	0.06

Machinery	0.05

Engineering & Construction	0.05

Retail	0.05

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Microsoft Corp.	12.26%

Cisco Systems Inc.	7.61

International Business Machines Corp.	7.20

Intel Corp.	5.85

Hewlett-Packard Co.	5.32

Google Inc. Class A	5.07

Apple Inc.	4.03

Oracle Corp.	3.50

QUALCOMM Inc.	3.39

Texas Instruments Inc.	2.39

TOTAL	56.62%

The iShares Dow Jones U.S. Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology Index (the “Index”). The Index measures the performance of the technology sector of the U.S. equity market and includes companies in the following sectors: software and computer services and technology hardware and equipment. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 9.43%, while the Index returned 9.94%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Performance within the technology sector was generally positive for the reporting period, although the sector produced one of the most modest returns of all sectors within the Dow Jones U.S. Total Market Index. Many traditional computer companies, software companies, and chip makers benefited from increasing spending levels on computers and equipment by businesses in the reporting period.

Among the Fund’s ten largest holdings as of April 30, 2007, performance was largely positive for the reporting period. Apple Inc. posted the strongest gains among the ten largest holdings, followed by diversified computer systems provider Hewlett-Packard Co. Networking company Cisco Systems Inc. and computer company International Business Machines Corp. also performed well, as did software makers Oracle Corp. and Microsoft Corp. Wireless communications company QUALCOMM Inc. declined for the reporting period.

8	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
26.71%	26.79%	30.98%	9.85%	9.89%	10.58%	(6.03)%	(6.02)%	(3.70)%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
26.71%	26.79%	30.98%	59.97%	60.22%	65.34%	(35.05)%	(35.01)%	(23.00)%

Total returns for the periods since inception are calculated from the inception date of the Fund (5/22/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/26/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Telecommunications	97.40%

Holding Companies – Diversified	2.54

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
AT&T Inc.	24.04%

Verizon Communications Inc.	17.68

Sprint Nextel Corp.	7.44

Alltel Corp.	4.78

NII Holdings Inc. Class B	4.76

CenturyTel Inc.	4.32

Qwest Communications International Inc.	3.87

Embarq Corp.	3.48

BCE Inc.	3.43

United States Cellular Corp.	2.90

TOTAL	76.70%

The iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Telecommunications Index (the “Index”). The Index measures the performance of the telecommunications sector of the U.S. equity market and includes companies in the following sectors: fixed-line telecommunications and mobile telecommunications. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 26.71%, while the Index returned 30.98%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

The telecommunications sector was one of the strongest performing sectors within the Dow Jones U.S. Total Market Index for the reporting period, benefiting from the generally healthy economic climate. Telecommunications companies offering wireline, in addition to wireless, services were particularly strong performers as demand grew during the reporting period.

Among the Fund’s ten largest holdings as of April 30, 2007, performance was mostly positive for the reporting period. Diversified telecom services company AT&T Inc. logged the strongest gains. BCE Inc. and Qwest Communications International Inc. also performed well, as did wireless company NII Holdings Inc. Sprint Nextel Corp. declined for the reporting period.

10	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
35.16%	35.20%	35.83%	12.52%	12.58%	13.18%	8.79%	8.79%	9.38%

Cumulative Total Returns

Year Ended 4/30/07			Five Years Ended 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
35.16%	35.20%	35.83%	80.40%	80.86%	85.69%	78.57%	78.60%	85.33%

Total returns for the periods since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Electric	84.04%

Gas	8.89

Pipelines	6.04

Water	0.45

Environmental Control	0.39

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Exelon Corp.	7.87%

Dominion Resources Inc.	5.01

TXU Corp.	4.71

Southern Co. (The)	4.37

Duke Energy Corp.	4.01

FPL Group Inc.	3.72

Entergy Corp.	3.65

FirstEnergy Corp.	3.40

Public Service Enterprise Group Inc.	3.38

American Electric Power Co. Inc.	3.08

TOTAL	43.20%

The iShares Dow Jones U.S. Utilities Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities Index (the “Index”). The Index measures the performance of the utilities sector of the U.S. equity market and includes companies in the following sectors: electricity and gas, water and multi-utilities. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 35.16%, while the Index returned 35.83%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Utilities stocks, as represented by the Index, produced very strong gains for the reporting period, outperforming the broad U.S. equity indexes by a wide margin. Utilities benefited from a sharp increase in demand for power, which led to higher prices and expanding profit margins for many utility companies. Merger activity and speculation about further acquisitions in the sector also appeared to provide a lift to utilities stocks; one of the largest private-equity deals inked in early 2007 was the acquisition of Texas-based electric utility TXU Corp. In addition, dividend yields in the utilities sector were among the highest in the stock market, attracting attention in an environment of relatively low interest rates.

Each of the Fund’s ten largest holdings as of April 30, 2007, posted total returns in excess of 20% for the reporting period. The best performers were electric utilities FPL Group Inc. and Entergy Corp. FPL, based in Florida, consistently exceeded earnings expectations during the reporting period, while Louisiana-based Entergy appeared to benefit from higher prices and its lower-cost nuclear power plants. Other strong performers among the ten largest holdings included Ohio-based electric utility American Electric Power Co. Inc. and Illinois-based electric utility Exelon Corp., the Fund’s largest holding. The lowest returns for the reporting period came from The Southern Co., an electric utility based in Georgia, and Dominion Resources Inc., a Virginia-based electric and natural gas utility.

12	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/07			Inception to 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.48%	18.58%	19.23%	14.90%	14.91%	15.51%	62.45%	62.51%	65.43%

Total returns for the periods since inception are calculated from the inception date of the Fund (11/3/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/7/03), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Sector	Percentage of Net Assets
Financial	38.84%

Utilities	23.54

Consumer Non-Cyclical	14.80

Basic Materials	7.56

Energy	4.31

Consumer Cyclical	3.46

Industrial	3.26

Communications	3.16

Technology	0.68

Short-Term and Other Net Assets	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Altria Group Inc.	3.20%

FPL Group Inc.	3.08

Bank of America Corp.	2.87

Merck & Co. Inc.	2.84

FirstEnergy Corp.	2.82

DTE Energy Co.	2.67

PNC Financial Services Group	2.63

Pinnacle West Capital Corp.	2.51

AT&T Inc.	2.39

Regions Financial Corp.	2.16

TOTAL	27.17%

The iShares Dow Jones Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Dividend Index (the “Index”). The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of one hundred of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Total Market Index, a broad-based index representative of the total market for U.S. equity securities. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 18.48%, while the Index returned 19.23%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Among the Fund’s ten largest holdings as of April 30, 2007, performance was largely positive for the reporting period. FPL Group Inc. logged the strongest gains, followed by Merck & Co. Inc. and AT&T Inc. Electric utility FirstEnergy Corp. and tobacco company Altria Group Inc. also performed well. Financial services company Regions Financial Corp. posted a slight loss for the reporting period.

14	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

Performance as of April 30, 2007

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/07			Inception to 4/30/07			Inception to 4/30/07

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.45%	8.63%	9.15%	18.70%	18.73%	19.17%	84.39%	84.55%	87.05%

Total returns for the periods since inception are calculated from the inception date of the Fund (10/6/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/03), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Transportation	86.90%

Airlines	8.40

Trucking & Leasing	4.67

Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Union Pacific Corp.	10.54%

FedEx Corp.	9.98

Burlington Northern Santa Fe Corp.	8.02

Overseas Shipholding Group Inc.	6.67

United Parcel Service Inc. Class B	6.65

Con-way Inc.	5.15

CSX Corp.	5.11

C.H. Robinson Worldwide Inc.	5.03

Alexander & Baldwin Inc.	5.03

Ryder System Inc.	4.93

TOTAL	67.11%

The iShares Dow Jones Transportation Average Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Transportation Average Index (the “Index”). The Index measures the performance of the transportation sector of the U.S. equity market and includes companies in the following primary groups: airlines, trucking, railroads, air freight, transportation services and industrial services. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Fund returned 8.45%, while the Index returned 9.15%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Transportation-related companies generally performed well for the reporting period, benefiting largely from the healthy economic environment. Shipping and railroad companies, in particular, experienced strong demand resulting from the sound economic climate.

Most of the Fund’s ten largest holdings as of April 30, 2007, delivered positive returns for the reporting period. Overseas Shipholding Group Inc., which is a transporter of crude oil and petroleum products, logged the highest return. Railroad companies CSX Corp. and Union Pacific Corp. also performed strongly. Package delivery companies United Parcel Service Inc. and FedEx Corp. both declined for the reporting period.

16	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/06 to 4/30/07)
Dow Jones U.S. Total Market
Actual	$1,000.00	$1,090.80	0.20%	$1.04
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Dow Jones U.S. Energy Sector
Actual	1,000.00	1,150.40	0.48	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Healthcare Sector
Actual	1,000.00	1,085.20	0.48	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Technology Sector
Actual	1,000.00	1,065.60	0.48	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

SHAREHOLDER EXPENSES	17

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/06 to 4/30/07)
Dow Jones U.S. Telecommunications Sector
Actual	$1,000.00	$1,117.80	0.48%	$2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Utilities Sector
Actual	1,000.00	1,172.00	0.48	2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones Select Dividend
Actual	1,000.00	1,085.30	0.40	2.07
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.40	2.01
Dow Jones Transportation Average
Actual	1,000.00	1,068.50	0.48	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

18	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.82%

ADVERTISING – 0.25%
Catalina Marketing Corp.	1,734	$54,968
Donnelley (R.H.) Corp.[a]	2,853	222,791
Getty Images Inc.[a]	1,972	102,544
Harte-Hanks Inc.	2,205	57,550
Interpublic Group of Companies Inc.[a]	18,274	231,714
Lamar Advertising Co.	3,108	187,537
Omnicom Group Inc.	7,029	736,007
ValueVision Media Inc. Class Aa	1,247	14,104

		1,607,215

AEROSPACE & DEFENSE – 1.79%
AAR Corp.[a]	1,264	38,603
Alliant Techsystems Inc.[a]	1,507	140,347
Armor Holdings Inc.[a]	1,283	91,734
BE Aerospace Inc.[a]	3,224	118,160
Boeing Co. (The)	29,120	2,708,160
Curtiss-Wright Corp.	1,838	79,199
DRS Technologies Inc.	1,543	77,628
Esterline Technologies Corp.[a]	907	37,849
General Dynamics Corp.	13,737	1,078,354
Goodrich Corp.	5,079	288,690
Kaman Corp.	915	22,692
L-3 Communications Holdings Inc.	5,158	463,859
Lockheed Martin Corp.	13,787	1,325,482
Moog Inc. Class Aa	1,381	58,720
Northrop Grumman Corp.	13,088	963,800
Orbital Sciences Corp.[a]	2,449	51,111
Raytheon Co.	18,253	977,266
Rockwell Collins Inc.	6,948	456,275
Spirit AeroSystems Holdings Inc. Class Aa	1,348	42,637
Teledyne Technologies Inc.[a]	1,306	57,608
United Technologies Corp.	37,840	2,540,199

		11,618,373

AGRICULTURE – 1.51%
Altria Group Inc.	85,784	5,912,233
Archer-Daniels-Midland Co.	24,487	947,647
Bunge Ltd.	4,841	366,754
Delta & Pine Land Co.	1,444	59,551

Security	Shares	Value
Loews Corp. – Carolina Group	4,469	$342,013
Monsanto Co.	22,188	1,308,870
Reynolds American Inc.	6,995	449,499
Universal Corp.	1,069	67,005
UST Inc.	6,699	379,699

		9,833,271

AIRLINES – 0.20%
AirTran Holdings Inc.[a]	3,600	39,636
Alaska Air Group Inc.[a]	1,680	49,728
AMR Corp.[a]	9,201	240,054
Continental Airlines Inc. Class Ba	3,606	131,835
JetBlue Airways Corp.[a]	6,508	64,494
SkyWest Inc.	2,468	67,154
Southwest Airlines Co.	32,006	459,286
UAL Corp.[a]	4,006	133,800
US Airways Group Inc.[a]	2,540	93,828

		1,279,815

APPAREL – 0.48%
Carter’s Inc.[a]	1,793	46,977
Coach Inc.[a]	15,119	738,261
Crocs Inc.[a]	1,494	83,485
Guess? Inc.	2,546	100,312
Gymboree Corp.[a]	1,300	49,634
Hanesbrands Inc.[a]	3,991	106,121
Jones Apparel Group Inc.	4,630	154,596
Kellwood Co.	1,059	29,843
Liz Claiborne Inc.	4,351	194,577
Nike Inc. Class B	14,184	763,950
Phillips-Van Heusen Corp.	2,178	121,750
Polo Ralph Lauren Corp.	2,416	222,538
Quiksilver Inc.[a]	4,964	66,021
Stride Rite Corp.	1,684	23,744
Timberland Co. Class Aa	2,137	55,156
VF Corp.	3,579	314,272
Wolverine World Wide Inc.	2,393	68,392

		3,139,629

AUTO MANUFACTURERS – 0.35%
Ford Motor Co.	73,870	593,915
General Motors Corp.	19,970	623,663
Oshkosh Truck Corp.	3,010	168,379
PACCAR Inc.	10,293	864,406

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Wabash National Corp.	1,087	$16,914

		2,267,277

AUTO PARTS & EQUIPMENT – 0.24%
American Axle & Manufacturing
Holdings Inc.	1,685	47,096
ArvinMeritor Inc.	2,733	56,436
BorgWarner Inc.	2,349	183,011
CooperTire & Rubber Co.	2,664	51,495
Goodyear Tire & Rubber Co. (The)[a]	6,726	223,707
Johnson Controls Inc.	7,989	817,514
Lear Corp.[a]	2,822	103,624
Modine Manufacturing Co.	1,248	28,866
Superior Industries International Inc.[b]	893	20,405
Visteon Corp.[a]	5,439	49,604

		1,581,758

BANKS – 5.79%
Alabama National Bancorp	765	47,904
AMCORE Financial Inc.	1,032	29,526
Associated Bancorp	5,076	164,361
BancorpSouth Inc.	3,032	74,496
Bank of America Corp.	184,367	9,384,280
Bank of Hawaii Corp.	2,146	113,523
Bank of New York Co. Inc. (The)	30,798	1,246,703
BB&T Corp.	21,921	912,352
BOK Financial Corp.	935	47,994
Cathay General Bancorp	1,694	55,546
Chittenden Corp.	1,780	51,727
Citizens Banking Corp.	3,059	61,211
City National Corp.	1,726	126,378
Colonial BancGroup Inc. (The)	6,263	150,688
Comerica Inc.	6,699	414,735
Commerce Bancorp Inc.	7,611	254,512
Commerce Bancshares Inc.	2,822	133,593
Compass Bancshares Inc.	5,215	355,559
Cullen/Frost Bankers Inc.	2,335	119,482
East West Bancorp Inc.	2,385	95,066
F.N.B. Corp. (Pennsylvania)	2,530	42,453
Fifth Third Bancorp	19,281	782,616
First BanCorp (Puerto Rico)	3,021	37,883
First Community Bancorp	1,107	60,730
First Horizon National Corp.	4,963	194,599

Security	Shares	Value
First Midwest Bancorp Inc.	1,989	$71,485
FirstMerit Corp.	3,095	64,624
Fremont General Corp.[b]	2,707	20,438
Frontier Financial Corp.	1,843	45,799
Fulton Financial Corp.	6,799	100,081
Greater Bay Bancorp	2,110	54,417
Hancock Holding Co.	948	37,086
Huntington Bancshares Inc.	9,304	206,363
International Bancshares Corp.	2,133	61,324
Investors Financial Services Corp.	2,571	159,093
KeyCorp	16,484	588,149
M&T Bank Corp.	3,297	367,088
Marshall & Ilsley Corp.	10,008	480,584
Mellon Financial Corp.	16,930	726,805
National City Corp.	24,357	890,248
Northern Trust Corp.	7,899	497,242
Old National Bancorp	2,854	51,030
Pacific Capital Bancorp	1,745	46,993
Park National Corp.[b]	479	42,521
PNC Financial Services Group	14,152	1,048,663
Popular Inc.	10,120	170,117
Provident Bankshares Corp.	1,422	45,561
Regions Financial Corp.	30,193	1,059,472
Sky Financial Group Inc.	4,325	117,856
South Financial Group Inc. (The)	3,228	73,050
State Street Corp.	13,619	937,941
Sterling Bancshares Inc.	2,733	31,238
Sterling Financial Corp. (Washington)	1,137	33,519
SunTrust Banks Inc.	14,565	1,229,577
Susquehanna Bancshares Inc.	2,005	44,671
SVB Financial Group[a,b]	1,476	75,601
Synovus Financial Corp.	11,084	349,811
TCF Financial Corp.	5,226	141,520
TrustCo Bank Corp. NYb	2,853	26,162
Trustmark Corp.	2,091	55,642
U.S. Bancorp	72,158	2,478,627
UCBH Holdings Inc.	3,548	63,722
Umpqua Holdings Corp.	2,352	58,659
UnionBanCal Corp.	2,286	140,543
United Bancshares Inc.	1,627	54,504
United Community Banks Inc.	1,625	48,035

20	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Valley National Bancorp	4,616	$117,108
W Holding Co. Inc.	5,186	25,100
Wachovia Corp.	78,324	4,350,115
Webster Financial Corp.	2,176	96,723
Wells Fargo & Co.	129,555	4,649,729
Westamerica Bancorp	1,301	60,926
Whitney Holding Corp.	2,728	83,941
Wilmington Trust Corp.	2,735	110,658
Wintrust Financial Corp.	1,088	46,762
Zions Bancorporation	4,377	358,039

		37,652,879

BEVERAGES – 1.80%
Anheuser-Busch Companies Inc.	29,755	1,463,648
Brown-Forman Corp. Class B	1,800	115,074
Coca-Cola Co. (The)	87,468	4,564,955
Coca-Cola Enterprises Inc.	11,211	245,969
Constellation Brands Inc. Class Aa	8,690	194,743
Hansen Natural Corp.[a]	2,836	108,335
Molson Coors Brewing Co. Class B	2,952	278,315
Pepsi Bottling Group Inc.	5,292	173,631
PepsiAmericas Inc.	2,595	62,643
PepsiCo Inc.	68,119	4,501,985

		11,709,298

BIOTECHNOLOGY – 1.39%
Affymetrix Inc.[a]	2,705	71,060
Alexion Pharmaceuticals Inc.[a]	1,322	55,339
Amgen Inc.[a]	47,812	3,066,662
Biogen Idec Inc.[a]	13,865	654,567
Bio-Rad Laboratories Inc. Class Aa	773	54,705
Cambrex Corp.	1,077	26,128
Celera Group[a]	2,883	40,362
Celgene Corp.[a]	15,176	928,164
Charles River Laboratories International Inc.[a]	2,838	134,408
Enzo Biochem Inc.[a]	1,015	17,062
Enzon Pharmaceuticals Inc.[a]	1,801	15,272
Genentech Inc.[a]	19,001	1,519,890
Genzyme Corp.[a]	10,770	703,389
Human Genome Sciences Inc.[a]	5,264	56,693
Illumina Inc.[a]	2,415	78,801
Incyte Corp.[a]	3,837	29,583

Security	Shares	Value
InterMune Inc.[a,b]	1,197	$34,605
Invitrogen Corp.[a]	2,146	140,499
Martek Biosciences Corp.[a]	1,269	27,398
MedImmune Inc.[a]	10,114	573,262
Millennium Pharmaceuticals Inc.[a]	12,310	136,395
Millipore Corp.[a]	2,141	158,070
Myriad Genetics Inc.[a]	1,639	59,905
Nektar Therapeutics[a]	3,585	44,346
PDL BioPharma Inc.[a]	4,647	117,383
Regeneron Pharmaceuticals Inc.[a]	2,502	68,054
Savient Pharmaceuticals Inc.[a]	2,343	26,944
Telik Inc.[a,b]	2,263	13,510
Vertex Pharmaceuticals Inc.[a]	5,227	160,678

		9,013,134

BUILDING MATERIALS – 0.29%
American Standard Companies Inc.	6,987	384,704
Eagle Materials Inc.	2,015	89,889
Florida Rock Industries Inc.	2,055	142,042
Genlyte Group Inc. (The)[a]	969	75,592
Lennox International Inc.	2,597	87,805
Martin Marietta Materials Inc.	1,917	279,537
Masco Corp.	16,432	447,115
NCI Building Systems Inc.[a]	739	36,928
Owens Corning Inc.[a]	2,583	79,169
Simpson Manufacturing Co. Inc.[b]	1,372	44,137
Texas Industries Inc.	900	68,553
USG Corp.[a]	3,109	143,480

		1,878,951

CHEMICALS – 1.47%
Air Products & Chemicals Inc.	8,446	646,119
Airgas Inc.	2,714	120,909
Albemarle Corp.	3,140	133,293
Ashland Inc.	2,484	148,916
Cabot Corp.	2,182	98,845
Celanese Corp. Class A	5,756	190,927
CF Industries Holdings Inc.	1,737	68,942
Chemtura Corp.	9,525	105,061
Cytec Industries Inc.	1,603	88,005
Dow Chemical Co. (The)	39,530	1,763,433
Du Pont (E.I.) de Nemours and Co.	37,637	1,850,611
Eastman Chemical Co.	3,380	228,826

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Ecolab Inc.	7,541	$324,188
Ferro Corp.	1,782	37,083
FMC Corp.	1,417	109,010
Fuller (H.B.) Co.	2,204	56,356
Georgia Gulf Corp.	1,432	22,869
Hercules Inc.[a]	4,699	88,529
Huntsman Corp.	3,943	77,283
International Flavors & Fragrances Inc.	3,554	172,973
Lubrizol Corp.	2,679	160,579
Lyondell Chemical Co.	9,206	286,491
Minerals Technologies Inc.	862	54,840
Mosaic Co. (The)[a]	6,116	180,422
Olin Corp.	2,854	48,918
OM Group Inc.[a]	1,097	57,625
PPG Industries Inc.	6,967	512,632
Praxair Inc.	13,316	859,548
Rohm & Haas Co.	5,863	300,010
RPM International Inc.	4,718	100,352
Schulman (A.) Inc.	1,294	29,969
Sensient Technologies Corp.	1,810	47,386
Sherwin-Williams Co. (The)	4,672	297,933
Sigma-Aldrich Corp.	4,684	197,103
Valspar Corp. (The)	3,924	106,105

		9,572,091

COAL – 0.19%
Alpha Natural Resources Inc.[a]	1,657	28,782
Arch Coal Inc.	5,889	212,416
CONSOL Energy Inc.	7,357	308,038
Foundation Coal Holdings Inc.	1,956	77,047
International Coal Group Inc.[a]	4,540	25,379
Massey Energy Co.	3,391	91,320
Peabody Energy Corp.	10,813	518,808

		1,261,790

COMMERCIAL SERVICES – 1.36%
Accenture Ltd.	23,907	934,764
Administaff Inc.	1,006	33,389
Alliance Data Systems Corp.[a]	2,886	183,723
Apollo Group Inc. Class Aa	5,863	277,320
Arbitron Inc.	1,262	62,191
Avis Budget Group Inc.[a]	4,153	116,824
BearingPoint Inc.[a]	7,512	55,138

Security	Shares	Value
Block (H & R) Inc.	11,957	$270,348
Bowne & Co. Inc.	1,455	24,269
Career Education Corp.[a]	4,004	118,278
Chemed Corp.	1,022	51,407
ChoicePoint Inc.[a]	3,288	124,845
Convergys Corp.[a]	5,809	146,735
Corinthian Colleges Inc.[a]	3,650	50,479
Corporate Executive Board Co. (The)	1,725	109,779
Corrections Corp. of America[a]	2,534	143,931
Deluxe Corp.	2,144	81,150
DeVry Inc.	2,521	83,168
Donnelley (R.R.) & Sons Co.	8,853	355,891
Equifax Inc.	5,222	207,836
Forrester Research Inc.[a]	705	18,175
FTI Consulting Inc.[a]	1,793	65,929
Gartner Inc.[a]	2,778	70,089
Hertz Global Holdings Inc.[a]	2,395	47,660
Hewitt Associates Inc. Class Aa	4,268	126,973
Iron Mountain Inc.[a]	7,236	203,332
ITT Educational Services Inc.[a]	1,805	175,464
Labor Ready Inc.[a]	2,359	51,190
Laureate Education Inc.[a]	1,959	115,679
Live Nation Inc.[a]	2,512	50,968
Manpower Inc.	3,604	289,221
McKesson Corp.	12,261	721,315
MonsterWorldwide Inc.[a]	4,651	195,575
Moody’s Corp.	9,858	651,811
MPS Group Inc.[a]	4,174	57,142
Navigant Consulting Inc.[a]	2,112	40,508
PAREXEL International Corp.[a]	1,092	42,894
Pharmaceutical Product Development Inc.	4,313	155,570
PHH Corp.[a]	2,053	62,617
Pre-Paid Legal Services Inc.[a,b]	571	32,576
Quanta Services Inc.[a]	3,907	107,403
Rent-A-Center Inc.[a]	3,025	84,216
Resources Connection Inc.[a]	2,155	65,016
Robert Half International Inc.	6,859	228,405
SAIC Inc.[a]	3,534	64,637
Service Corp. International	12,714	154,475
ServiceMaster Co. (The)	12,019	184,972

22	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Sotheby’s Holdings Inc. Class A	2,506	$129,360
Spherion Corp.[a]	2,343	20,033
Stewart Enterprises Inc. Class A	3,806	28,621
Strayer Education Inc.	550	68,387
TeleTech Holdings Inc.[a]	1,465	55,274
United Rentals Inc.[a]	2,828	94,738
Valassis Communications Inc.[a]	1,998	38,282
Viad Corp.	938	38,308
VistaPrint Ltd.[a]	1,576	58,911
Watson Wyatt Worldwide Inc.	1,860	87,662
Weight Watchers International Inc.	1,873	89,885
Western Union Co.	31,351	659,939

		8,864,677

COMPUTERS – 3.82%
Affiliated Computer Services Inc.
Class Aa	4,048	242,516
Agilysys Inc.	1,433	30,136
Apple Inc.[a]	35,201	3,513,060
BISYS Group Inc. (The)[a]	4,898	56,670
Brocade Communications Systems Inc.[a]	15,737	153,750
CACI International Inc. Class Aa	1,204	55,059
Cadence Design Systems Inc.[a]	11,595	257,409
Ceridian Corp.[a]	5,982	201,952
CIBER Inc.[a]	2,339	19,063
Cognizant Technology Solutions Corp.[a]	5,759	514,855
Computer Sciences Corp.[a]	7,206	400,221
Dell Inc.[a]	82,274	2,074,128
Diebold Inc.	2,910	138,720
DST Systems Inc.[a]	2,218	173,115
Electronic Data Systems Corp.	21,412	626,087
Electronics For Imaging Inc.[a]	2,173	57,954
EMC Corp.[a]	90,733	1,377,327
FactSet Research Systems Inc.	1,482	91,158
Gateway Inc.[a]	9,544	20,901
Henry (Jack) & Associates Inc.	3,513	83,434
Hewlett-Packard Co.	110,197	4,643,702
Hutchinson Technology Inc.[a]	1,082	20,558
Imation Corp.	1,431	52,818
International Business Machines Corp.	61,825	6,319,133
Komag Inc.[a,b]	1,075	29,573

Security	Shares	Value
Kronos Inc.[a]	1,308	$71,378
Lexmark International Inc. Class Aa	4,154	226,393
Mentor Graphics Corp.[a]	3,118	50,449
MICROS Systems Inc.[a]	1,644	90,091
NCR Corp.[a]	7,488	377,395
Network Appliance Inc.[a]	15,351	571,211
Palm Inc.[a]	3,769	63,621
Perot Systems Corp. Class Aa	3,600	64,440
Quantum Corp.[a]	6,691	18,400
RadiSys Corp.[a]	710	10,764
SanDisk Corp.[a]	9,140	397,133
Seagate Technology	23,063	510,845
Silicon Storage Technology Inc.[a]	3,436	14,156
SRA International Inc. Class Aa	1,709	41,751
Sun Microsystems Inc.[a]	146,627	765,393
Synopsys Inc.[a]	5,932	164,079
Unisys Corp.[a]	13,380	104,899
Western Digital Corp.[a]	8,974	158,660

		24,854,357

COSMETICS & PERSONAL CARE – 1.67%
Alberto-Culver Co.	3,257	79,113
Avon Products Inc.	18,290	727,942
Colgate-Palmolive Co.	21,244	1,439,069
Estee Lauder Companies Inc. (The)
Class A	4,704	241,880
Procter & Gamble Co.	130,158	8,370,461

		10,858,465

DISTRIBUTION & WHOLESALE – 0.26%
Brightpoint Inc.[a]	2,024	26,919
CDW Corp.	2,566	184,778
Fastenal Co.	5,657	232,616
Genuine Parts Co.	7,215	356,493
Grainger (W.W.) Inc.	3,300	272,646
Ingram Micro Inc. Class Aa	5,795	113,698
Owens & Minor Inc.	1,445	51,081
Pool Corp.[b]	2,133	85,597
Tech Data Corp.[a]	2,334	82,950
United Stationers Inc.[a]	1,410	83,923
Watsco Inc.	906	48,172
WESCO International Inc.[a]	2,011	127,035

		1,665,908

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 7.57%
Affiliated Managers Group Inc.[a]	1,266	$148,920
American Express Co.	43,690	2,650,672
AmeriCredit Corp.[a]	4,983	125,721
Ameriprise Financial Inc.	8,894	528,926
Bear Stearns Companies Inc. (The)	4,784	744,869
BlackRock Inc.	701	104,940
Capital One Financial Corp.	16,771	1,245,414
CBOT Holdings Inc. Class Aa	1,461	275,647
Chicago Mercantile Exchange Holdings Inc.	1,307	675,392
CIT Group Inc.	8,163	486,923
Citigroup Inc.	203,776	10,926,469
CompuCredit Corp.[a]	1,562	56,482
Countrywide Financial Corp.	24,577	911,315
E*TRADE Financial Corp.[a]	17,241	380,681
Eaton Vance Corp.	5,204	198,897
Edwards (A.G.) Inc.	3,183	230,608
Federal Home Loan Mortgage Corp.	28,252	1,830,165
Federal National Mortgage Association	39,636	2,335,353
Federated Investors Inc. Class B	4,120	157,219
First Marblehead Corp. (The)[b]	2,481	89,936
Franklin Resources Inc.	7,007	920,089
Friedman, Billings, Ramsey
Group Inc. Class A	6,967	38,667
Goldman Sachs Group Inc. (The)	15,270	3,338,175
IndyMac Bancorp Inc.[b]	2,773	83,856
IntercontinentalExchange Inc.[a]	2,475	314,325
International Securities Exchange Holdings Inc.	1,470	98,034
Investment Technology Group Inc.[a]	1,666	63,041
Janus Capital Group Inc.	8,662	216,723
Jefferies Group Inc.	4,063	128,797
JPMorgan Chase & Co.	142,602	7,429,564
Knight Capital Group Inc. Class Aa	4,383	71,005
LaBranche & Co. Inc.[a]	2,161	17,591
Lazard Ltd. Class A	2,031	109,979
Legg Mason Inc.	5,342	529,873
Lehman Brothers Holdings Inc.	21,916	1,649,836
Merrill Lynch & Co. Inc.	34,281	3,093,175

Security	Shares	Value
Morgan Stanley	39,545	$3,322,175
Nasdaq Stock Market Inc. (The)[a]	3,964	129,068
National Financial Partners Corp.	1,447	66,663
Nuveen Investments Inc. Class A	3,262	173,865
NYSE Euronext Inc.[a]	7,809	658,533
Piper Jaffray Companies[a]	772	49,261
Raymond James Financial Inc.	3,709	113,792
Rowe (T.) Price Group Inc.	10,773	535,203
Schwab (Charles) Corp. (The)	42,167	806,233
SLM Corp.	16,876	908,435
SWS Group Inc.	1,090	28,329
TD Ameritrade Holding Corp.[a]	10,338	176,263
Waddell & Reed Financial Inc. Class A	3,245	78,594

		49,253,693

ELECTRIC – 3.48%
AES Corp. (The)[a]	26,891	591,333
Allegheny Energy Inc.[a]	6,761	361,443
ALLETE Inc.	1,083	52,428
Alliant Energy Corp.	4,637	203,101
Ameren Corp.	8,413	442,271
American Electric Power Co. Inc.	16,184	812,760
Aquila Inc.[a]	16,336	67,468
Avista Corp.	2,000	47,180
Black Hills Corp.	1,249	49,723
CenterPoint Energy Inc.	11,228	211,423
Cleco Corp.	2,416	67,793
CMS Energy Corp.	8,813	163,217
Consolidated Edison Inc.	10,526	539,563
Constellation Energy Group Inc.	7,244	645,585
Dominion Resources Inc.	14,447	1,317,566
DPL Inc.	5,144	161,264
DTE Energy Co.	7,305	369,560
Duke Energy Corp.	51,681	1,060,494
Duquesne Light Holdings Inc.	3,243	64,665
Dynegy Inc. Class Aa	16,681	156,968
Edison International	12,326	645,266
El Paso Electric Co.[a]	1,666	43,982
Energy East Corp.	5,987	145,005
Entergy Corp.	8,510	962,821
Exelon Corp.	27,462	2,070,909
FirstEnergy Corp.	13,158	900,534

24	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
FPL Group Inc.	15,303	$985,054
Great Plains Energy Inc.	3,369	109,964
Hawaiian Electric Industries Inc.	3,362	88,488
IDACORP Inc.	1,625	55,981
Integrys Energy Group Inc.	3,048	170,993
MDU Resources Group Inc.	6,680	202,404
Mirant Corp.[a]	10,767	483,115
Northeast Utilities	6,332	203,700
NorthWestern Corp.	1,453	51,058
NRG Energy Inc.[a]	5,236	413,435
NSTAR	4,346	156,021
OGE Energy Corp.	3,592	138,076
Pepco Holdings Inc.	7,584	223,880
PG&E Corp.	14,351	726,161
Pinnacle West Capital Corp.	3,947	190,601
PNM Resources Inc.	2,634	85,737
PPL Corp.	15,613	680,883
Progress Energy Inc.	10,251	518,188
Public Service Enterprise Group Inc.	10,269	887,755
Puget Energy Inc.	4,903	126,595
Reliant Energy Inc.[a]	13,954	310,756
SCANA Corp.	4,173	181,651
Sierra Pacific Resources Corp.[a]	9,192	167,846
Southern Co. (The)	30,342	1,146,624
TECO Energy Inc.	8,650	155,267
TXU Corp.	18,900	1,239,462
UniSource Energy Corp.	1,403	53,889
Westar Energy Inc.	3,642	99,135
Wisconsin Energy Corp.	4,720	230,289
Xcel Energy Inc.	16,305	392,787

		22,630,117

ELECTRICAL COMPONENTS & EQUIPMENT – 0.40%
AMETEK Inc.	4,285	155,460
Belden CDT Inc.	1,840	102,819
Emerson Electric Co.	32,918	1,546,817
Energizer Holdings Inc.[a]	2,299	223,417
Energy Conversion Devices Inc.[a,b]	1,461	51,734
General Cable Corp.[a]	2,113	121,371
GrafTech International Ltd.[a]	3,993	39,850
Hubbell Inc. Class B	2,217	114,597
Littelfuse Inc.[a]	899	36,059

Security	Shares	Value
Molex Inc.	2,715	$81,124
Molex Inc. Class A	3,317	88,862
Power-One Inc.[a]	2,897	12,341

		2,574,451

ELECTRONICS – 0.82%
Agilent Technologies Inc.[a]	16,950	582,571
Amphenol Corp. Class A	7,216	253,354
Applera Corp. – Applied Biosystems Group	7,608	237,674
Arrow Electronics Inc.[a]	4,948	195,545
Avnet Inc.[a]	5,961	243,805
AVX Corp.	2,281	37,956
Benchmark Electronics Inc.[a]	2,881	61,020
Brady Corp. Class A	2,190	71,963
Checkpoint Systems Inc.[a]	1,437	31,600
Coherent Inc.[a]	1,261	39,583
CTS Corp.	1,262	16,507
Cymer Inc.[a]	1,449	58,699
Dionex Corp.[a]	906	62,514
Electro Scientific Industries Inc.[a]	1,096	22,578
Flextronics International Ltd.[a]	23,716	264,433
FLIR Systems Inc.[a]	2,763	111,874
Garmin Ltd.[b]	4,704	273,726
Gentex Corp.	6,156	109,577
Itron Inc.[a]	1,030	69,360
Jabil Circuit Inc.	7,665	178,594
KEMET Corp.[a]	3,628	30,765
Methode Electronics Inc.	1,469	22,153
Mettler Toledo International Inc.[a]	1,750	170,835
National Instruments Corp.	2,113	58,868
Orbotech Ltd.[a]	1,272	29,167
Park Electrochemical Corp.	725	19,974
PerkinElmer Inc.	4,998	120,952
Plexus Corp.[a]	1,799	37,707
Sanmina-SCI Corp.[a]	22,528	77,722
Solectron Corp.[a]	37,653	126,138
Taser International Inc.[a,b]	2,144	18,503
Technitrol Inc.	1,449	38,877
Tektronix Inc.	3,383	99,426
Thermo Fisher Scientific Inc.[a]	16,537	860,916
Thomas & Betts Corp.[a]	2,552	139,033

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Trimble Navigation Ltd.[a]	4,472	$128,257
Varian Inc.[a]	1,151	66,712
Vishay Intertechnology Inc.[a]	7,044	117,283
Waters Corp.[a]	4,218	250,676

		5,336,897

ENERGY - ALTERNATE SOURCES – 0.02%
Covanta Holding Corp.[a]	4,449	109,178
Headwaters Inc.[a]	1,564	33,892

		143,070

ENGINEERING & CONSTRUCTION – 0.23%
Dycom Industries Inc.[a]	1,457	37,751
EMCOR Group Inc.[a]	1,379	86,450
Fluor Corp.	3,576	341,937
Foster Wheeler Ltd.[a]	2,821	194,169
Granite Construction Inc.	1,375	82,830
Insituform Technologies Inc. Class Aa	1,085	22,134
Jacobs Engineering Group Inc.[a]	4,809	242,518
McDermott International Inc.[a]	4,478	240,289
Shaw Group Inc. (The)[a]	3,001	97,322
URS Corp.[a]	2,184	95,441
Washington Group International Inc.[a]	1,141	76,356

		1,517,197

ENTERTAINMENT – 0.19%
Bally Technologies Inc.[a]	1,756	41,090
DreamWorks Animation SKG Inc. Class Aa	2,648	77,533
International Game Technology Inc.	13,790	525,951
International Speedway Corp. Class A	1,257	62,096
Macrovision Corp.[a]	2,199	53,370
Penn National Gaming Inc.[a]	2,903	140,331
Pinnacle Entertainment Inc.[a]	2,316	65,033
Regal Entertainment Group Class A	1,753	38,128
Scientific Games Corp. Class Aa	2,806	93,412
Six Flags Inc.[a]	3,288	19,596
Vail Resorts Inc.[a]	1,254	71,503
Warner Music Group Corp.	1,588	27,314

		1,215,357

ENVIRONMENTAL CONTROL – 0.25%
Allied Waste Industries Inc.[a]	11,397	152,378
Mine Safety Appliances Co.	1,105	46,576

Security	Shares	Value
Nalco Holding Co.	4,065	$108,048
Republic Services Inc.	7,384	206,235
Stericycle Inc.[a]	1,814	158,072
Tetra Tech Inc.[a]	2,386	49,677
Waste Connections Inc.[a]	3,026	94,320
Waste Management Inc.	21,996	822,870

		1,638,176

FOOD – 1.71%
Campbell Soup Co.	10,093	394,636
Chiquita Brands International Inc.	1,636	24,262
ConAgra Foods Inc.	20,872	513,034
Corn Products International Inc.	2,876	114,522
Dean Foods Co.	5,551	202,223
Del Monte Foods Co.	8,298	96,257
Flowers Foods Inc.	2,373	74,014
General Mills Inc.	14,179	849,322
Hain Celestial Group Inc.[a]	1,624	48,769
Heinz (H.J.) Co.	12,930	609,132
Hershey Co. (The)	6,770	372,079
Hormel Foods Corp.	3,088	117,622
Kellogg Co.	10,256	542,645
Kraft Foods Inc.	67,734	2,267,057
Kroger Co.	27,396	808,456
McCormick & Co. Inc. NVS	4,528	168,079
Performance Food Group Co.[a]	1,441	45,031
Ralcorp Holdings Inc.[a]	1,265	83,250
Safeway Inc.	18,175	659,752
Sara Lee Corp.	30,725	504,197
Smithfield Foods Inc.[a]	4,370	133,591
Smucker (J.M.) Co. (The)	2,340	130,619
SUPERVALU Inc.	8,462	388,406
Sysco Corp.	25,374	830,745
Tootsie Roll Industries Inc.	1,035	30,005
TreeHouse Foods Inc.[a]	1,219	36,741
Tyson Foods Inc. Class A	10,338	216,684
United Natural Foods Inc.[a]	1,690	52,711
Whole Foods Market Inc.	5,584	261,275
Wild Oats Markets Inc.[a]	911	16,425
Wrigley (William Jr.) Co.	8,832	520,028

		11,111,569

26	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
FOREST PRODUCTS & PAPER – 0.45%
Bowater Inc.	2,350	$51,441
Domtar Corp.[a]	17,930	174,817
International Paper Co.	18,770	708,004
Louisiana-Pacific Corp.	4,369	86,113
MeadWestvaco Corp.	7,577	252,769
Neenah Paper Inc.	600	22,920
Plum Creek Timber Co. Inc.	7,566	300,370
Potlatch Corp.	1,801	78,145
Rayonier Inc.	3,009	130,500
Smurfit-Stone Container Corp.[a]	10,385	125,139
Temple-Inland Inc.	4,545	269,246
Wausau Paper Corp.	1,771	23,838
Weyerhaeuser Co.	8,846	700,780

		2,924,082

GAS – 0.36%
AGL Resources Inc.	3,047	132,666
Atmos Energy Corp.	3,391	107,563
Energen Corp.	2,536	142,143
KeySpan Corp.	7,173	297,034
New Jersey Resources Corp.	1,054	56,600
Nicor Inc.	1,941	99,457
NiSource Inc.	10,849	266,777
Northwest Natural Gas Co.	1,088	55,281
Piedmont Natural Gas Co.	3,168	83,604
Sempra Energy	9,289	589,666
Southern Union Co.	4,684	142,675
Southwest Gas Corp.	1,739	65,891
UGI Corp.	4,175	118,403
Vectren Corp.	3,189	92,704
WGL Holdings Inc.	1,987	67,240

		2,317,704

HAND & MACHINE TOOLS – 0.13%
Black & Decker Corp.	2,863	259,731
Kennametal Inc.	1,485	104,782
Lincoln Electric Holdings Inc.	1,572	100,184
Regal-Beloit Corp.	1,326	61,155
Snap-On Inc.	2,150	117,175
Stanley Works (The)	3,488	203,281

		846,308

Security	Shares	Value
HEALTH CARE - PRODUCTS – 3.15%
Advanced Medical Optics Inc.[a]	2,573	$104,026
Alcon Inc.	3,202	432,046
American Medical Systems Holdings Inc.[a]	2,717	48,172
ArthroCare Corp.[a,b]	913	37,670
Bard (C.R.) Inc.	4,206	349,645
Bausch & Lomb Inc.	2,156	126,837
Baxter International Inc.	27,069	1,532,917
Beckman Coulter Inc.	2,545	159,851
Becton, Dickinson & Co.	9,431	742,125
Biomet Inc.	9,395	405,864
Biosite Inc.[a]	649	60,032
Boston Scientific Corp.[a]	55,621	858,788
Cooper Companies Inc.	1,778	90,856
Cyberonics Inc.[a]	886	19,368
Cytyc Corp.[a]	4,546	160,156
Dade Behring Holdings Inc.	3,704	181,903
Datascope Corp.	551	20,415
DENTSPLY International Inc.	5,802	193,845
Edwards Lifesciences Corp.[a]	2,479	121,471
Gen-Probe Inc.[a]	2,030	103,753
Haemonetics Corp.[a]	1,086	51,954
Henry Schein Inc.[a]	3,608	188,085
Hillenbrand Industries Inc.	2,345	143,397
Hologic Inc.[a]	2,087	120,107
IDEXX Laboratories Inc.[a]	1,397	125,967
Immucor Inc.[a]	2,856	93,191
Intuitive Surgical Inc.[a]	1,540	199,676
Invacare Corp.	1,259	23,468
Johnson & Johnson	118,978	7,640,767
Kinetic Concepts Inc.[a]	1,981	99,050
Kyphon Inc.[a]	1,857	86,555
Medtronic Inc.	47,414	2,509,623
Mentor Corp.	1,619	62,995
Oakley Inc.	1,080	26,060
Patterson Companies Inc.[a]	5,333	192,308
PolyMedica Corp.	1,057	42,745
PSSWorld Medical Inc.[a]	2,833	56,943
ResMed Inc.[a]	3,102	131,091
Respironics Inc.[a]	2,831	115,392

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
St. Jude Medical Inc.[a]	14,735	$630,511
Steris Corp.	2,901	74,150
Stryker Corp.	11,454	743,823
TECHNE Corp.[a]	1,482	87,394
Varian Medical Systems Inc.[a]	5,332	225,064
Ventana Medical Systems Inc.[a]	1,425	69,241
Viasys Healthcare Inc.[a]	1,089	34,870
West Pharmaceutical Services Inc.	1,312	65,298
Zimmer Holdings Inc.[a]	9,795	886,252

		20,475,717

HEALTH CARE - SERVICES – 1.56%
Aetna Inc.	21,530	1,009,326
AMERIGROUP Corp.[a]	2,003	56,344
Apria Healthcare Group Inc.[a]	2,013	63,893
Brookdale Senior Living Inc.	2,103	95,497
Centene Corp.[a]	1,789	37,229
Community Health Systems Inc.[a]	3,837	141,202
Covance Inc.[a]	2,529	153,004
Coventry Health Care Inc.[a]	6,666	385,495
DaVita Inc.[a]	4,198	229,253
Health Management Associates Inc. Class A	9,846	105,254
Health Net Inc.[a]	4,735	255,974
HealthSouth Corp.[a]	3,251	68,271
Healthways Inc.[a]	1,446	61,339
Humana Inc.[a]	6,476	409,542
Laboratory Corp. of America Holdings[a]	5,205	410,883
LifePoint Hospitals Inc.[a,b]	2,032	74,188
Lincare Holdings Inc.[a]	4,005	157,957
Magellan Health Services Inc.[a]	1,638	70,270
Manor Care Inc.	3,222	209,076
Odyssey Healthcare Inc.[a]	1,415	18,876
Pediatrix Medical Group Inc.[a]	2,003	114,271
Psychiatric Solutions Inc.[a]	2,188	76,733
Quest Diagnostics Inc.	6,342	310,060
Sierra Health Services Inc.[a]	1,969	81,556
Sunrise Senior Living Inc.[a]	1,745	66,816
Tenet Healthcare Corp.[a]	19,184	142,345
Triad Hospitals Inc.[a]	3,471	184,449
UnitedHealth Group Inc.	55,216	2,929,761
Universal Health Services Inc. Class B	2,160	131,155

Security	Shares	Value
Wellcare Health Plans Inc.[a]	1,369	$110,328
WellPoint Inc.[a]	25,393	2,005,285

		10,165,632

HOLDING COMPANIES - DIVERSIFIED – 0.04%
Leucadia National Corp.	6,440	194,102
Walter Industries Inc.	1,934	57,478

		251,580

HOME BUILDERS – 0.30%
Beazer Homes USA Inc.	1,563	52,173
Centex Corp.	4,972	222,596
Champion Enterprises Inc.[a]	2,880	29,606
Fleetwood Enterprises Inc.[a]	2,324	19,359
Horton (D.R.) Inc.	11,089	245,954
Hovnanian Enterprises Inc. Class Aa	1,432	34,354
KB Home	3,287	144,990
Lennar Corp. Class A	5,206	222,348
Lennar Corp. Class B	382	15,284
M.D.C. Holdings Inc.	1,336	68,483
Meritage Homes Corp.[a]	941	32,756
Monaco Coach Corp.	1,263	19,362
NVR Inc.[a]	222	182,928
Pulte Homes Inc.	8,568	230,479
Ryland Group Inc.	1,932	85,588
Standard-Pacific Corp.	2,703	56,358
Thor Industries Inc.	1,468	58,470
Toll Brothers Inc.[a]	4,825	143,688
WCI Communities Inc.[a,b]	1,433	31,297
Winnebago Industries Inc.[b]	1,451	46,519

		1,942,592

HOME FURNISHINGS – 0.12%
Ethan Allen Interiors Inc.	1,147	40,489
Furniture Brands International Inc.[b]	1,669	26,838
Harman International Industries Inc.	2,660	324,227
La-Z-Boy Inc.[b]	2,142	25,040
Whirlpool Corp.	3,133	332,192

		748,786

HOUSEHOLD PRODUCTS & WARES – 0.49%
ACCO Brands Corp.[a]	1,813	43,149
American Greetings Corp. Class A	2,539	64,618
Avery Dennison Corp.	3,974	247,183

28	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Blyth Inc.	1,222	$31,894
Church & Dwight Co. Inc.	2,672	135,551
Clorox Co. (The)	6,205	416,231
Fortune Brands Inc.	6,194	496,139
Fossil Inc.[a]	2,206	62,143
Harland (John H.) Co.	1,261	66,329
Jarden Corp.[a]	2,577	108,595
Kimberly-Clark Corp.	18,873	1,343,191
Scotts Miracle-Gro Co. (The) Class A	1,752	78,787
Spectrum Brands Inc.[a]	1,304	9,076
Tupperware Brands Corp.	2,180	61,302
WD-40 Co.	710	24,552

		3,188,740

HOUSEWARES – 0.07%
Newell Rubbermaid Inc.	11,208	343,749
Toro Co. (The)	1,784	89,646

		433,395

INSURANCE – 4.75%
ACE Ltd.	13,182	783,802
AFLAC Inc.	20,533	1,054,164
Alleghany Corp.[a]	215	76,927
Allied World Assurance Holdings Ltd.	752	33,329
Allstate Corp. (The)	25,568	1,593,398
Ambac Financial Group Inc.	4,270	391,986
American Financial Group Inc.	2,802	98,827
American International Group Inc.	93,445	6,532,740
American National Insurance Co.	667	87,057
Aon Corp.	11,170	432,837
Arch Capital Group Ltd.[a]	1,690	123,066
Aspen Insurance Holdings Ltd.	2,710	71,842
Assurant Inc.	4,299	247,321
Assured Guaranty Ltd.	1,854	52,301
Axis Capital Holdings Ltd.	5,685	210,913
Berkley (W.R.) Corp.	7,402	240,491
Brown & Brown Inc.	4,617	118,888
Chubb Corp.	16,944	912,096
CIGNA Corp.	4,259	662,658
Cincinnati Financial Corp.	6,273	283,791
Commerce Group Inc.	2,540	82,829
Conseco Inc.[a,b]	6,344	112,225
Delphi Financial Group Inc. Class A	1,642	70,113

Security	Shares	Value
Endurance Specialty Holdings Ltd.	2,330	$87,189
Erie Indemnity Co. Class A	1,982	104,154
Everest Re Group Ltd.	2,650	266,696
Fidelity National Financial Inc.	7,860	200,351
First American Corp.	3,527	181,640
Gallagher (Arthur J.) & Co.	3,802	106,304
Genworth Financial Inc. Class A	18,627	679,699
Hanover Insurance Group Inc. (The)	2,175	99,963
Hartford Financial Services Group Inc. (The)	12,960	1,311,552
HCC Insurance Holdings Inc.	4,546	139,380
Hilb, Rogal & Hobbs Co.	1,498	65,088
Horace Mann Educators Corp.	1,628	34,253
IPC Holdings Ltd.	2,404	72,072
Lincoln National Corp.	11,368	808,833
Loews Corp.	19,021	900,074
Markel Corp.[a]	383	175,763
Marsh & McLennan Companies Inc.	22,591	717,490
MBIA Inc.	5,477	380,980
Mercury General Corp.	1,088	58,915
MetLife Inc.	18,905	1,242,058
MGIC Investment Corp.	3,489	214,957
Montpelier Re Holdings Ltd.	4,036	73,697
Nationwide Financial Services Inc.	2,375	135,684
Ohio Casualty Corp.	2,733	86,472
Old Republic International Corp.	8,768	186,495
PartnerRe Ltd.	2,326	167,519
Philadelphia Consolidated Holding Corp.[a]	2,268	98,431
Phoenix Companies Inc.	4,138	61,656
Platinum Underwriters Holdings Ltd.	2,327	79,630
PMI Group Inc. (The)	3,413	165,428
Principal Financial Group Inc.	11,084	703,723
ProAssurance Corp.[a]	1,285	69,184
Progressive Corp. (The)	29,411	678,512
Protective Life Corp.	2,658	124,660
Prudential Financial Inc.	19,502	1,852,690
Radian Group Inc.	3,497	203,211
Reinsurance Group of America Inc.	1,411	87,919
RenaissanceRe Holdings Ltd.	2,646	143,281
RLI Corp.	929	51,736

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
SAFECO Corp.	4,564	$304,601
Selective Insurance Group Inc.	2,160	56,333
StanCorp Financial Group Inc.	2,206	105,006
Torchmark Corp.	4,124	281,669
Transatlantic Holdings Inc.	1,109	77,064
Travelers Companies Inc. (The)	28,016	1,515,666
Unitrin Inc.	1,818	85,719
Unum Group	13,893	345,658
White Mountains Insurance Group Ltd.	323	185,079
Willis Group Holdings Ltd.	4,883	200,301
XL Capital Ltd. Class A	7,380	575,492
Zenith National Insurance Corp.	1,552	71,780

		30,895,308

INTERNET – 1.94%
Agile Software Corp.[a]	1,816	13,057
Akamai Technologies Inc.[a]	6,731	296,702
Amazon.com Inc.[a]	12,078	740,744
aQuantive Inc.[a]	2,674	81,851
Ariba Inc.[a]	3,260	28,753
Avocent Corp.[a]	2,005	56,160
Check Point Software Technologies Ltd.[a]	7,265	171,091
CheckFree Corp.[a]	3,010	101,317
CNET Networks Inc.[a]	5,762	48,574
Digital River Inc.[a]	1,489	87,151
EarthLink Inc.[a]	5,221	39,993
eBay Inc.[a]	42,803	1,452,734
Emdeon Corp.[a]	6,718	108,429
Equinix Inc.[a]	1,158	96,658
Expedia Inc.[a]	9,809	231,689
F5 Networks Inc.[a]	1,584	121,620
Google Inc. Class Aa	9,404	4,432,858
IAC/InterActiveCorp[a]	8,579	327,031
InfoSpace Inc.[a]	1,074	27,559
Interwoven Inc.[a]	1,664	25,409
j2 Global Communications Inc.[a]	1,768	50,848
Liberty Media Holding Corp. – Liberty Interactive Group Series Aa	25,961	649,804
McAfee Inc.[a]	6,717	218,235
NetFlix Inc.[a,b]	2,314	51,301
NutriSystem Inc.[a,b]	1,324	82,088

Security	Shares	Value
Openwave Systems Inc.[a]	3,727	$27,393
Priceline.com Inc.[a]	1,469	81,735
RealNetworks Inc.[a]	4,535	34,239
S1 Corp.[a]	2,708	17,602
SonicWALL Inc.[a]	2,183	17,813
Stamps.com Inc.[a]	919	12,967
Symantec Corp.[a]	38,743	681,877
TIBCO Software Inc.[a]	8,092	73,799
United Online Inc.	2,557	36,898
ValueClick Inc.[a]	4,193	119,920
VeriSign Inc.[a]	10,323	282,334
Vignette Corp.[a]	1,055	19,539
WebEx Communications Inc.[a]	1,850	104,969
webMethods Inc.[a]	1,998	18,162
Websense Inc.[a]	1,724	42,600
Yahoo! Inc.[a]	52,372	1,468,511

		12,582,014

IRON & STEEL – 0.39%
AK Steel Holding Corp.[a]	4,351	132,793
Allegheny Technologies Inc.	3,841	420,897
Carpenter Technology Corp.	1,033	125,375
Chaparral Steel Co.	1,800	126,900
Cleveland-Cliffs Inc.	1,726	119,595
Nucor Corp.	11,365	721,223
Reliance Steel & Aluminum Co.	2,623	155,806
Ryerson Inc.	1,041	42,827
Steel Dynamics Inc.	3,958	175,379
United States Steel Corp.	4,964	504,045

		2,524,840

LEISURE TIME – 0.33%
Brunswick Corp.	3,951	129,435
Callaway Golf Co.	2,808	50,432
Carnival Corp.	17,282	844,917
Harley-Davidson Inc.	10,945	693,037
Life Time Fitness Inc.[a]	1,227	63,068
Nautilus Inc.	1,235	17,055
Polaris Industries Inc.[b]	1,741	87,973
Royal Caribbean Cruises Ltd.	5,398	224,395
WMS Industries Inc.[a]	1,138	45,361

		2,155,673

30	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
LODGING – 0.65%
Boyd Gaming Corp.	2,349	$106,879
Choice Hotels International Inc.	1,391	52,357
Gaylord Entertainment Co.[a]	1,688	92,502
Harrah’s Entertainment Inc.	7,589	647,342
Hilton Hotels Corp.	14,707	500,038
Las Vegas Sands Corp.[a]	4,306	366,828
Marriott International Inc. Class A	14,242	643,881
MGM Mirage[a]	4,937	332,013
Orient-Express Hotels Ltd.	1,728	90,979
Starwood Hotels & Resorts Worldwide Inc.	8,815	590,781
Station Casinos Inc.	1,798	156,426
Wyndham Worldwide Corp.[a]	8,307	287,422
Wynn Resorts Ltd.	3,246	331,774

		4,199,222

MACHINERY – 0.85%
AGCO Corp.[a]	3,786	157,990
Albany International Corp. Class A	1,068	40,904
Astec Industries Inc.[a]	543	22,100
Briggs & Stratton Corp.	1,977	58,658
Bucyrus International Inc. Class A	1,297	81,374
Caterpillar Inc.	26,678	1,937,356
Cognex Corp.	1,628	35,083
Cummins Inc.	3,852	355,000
Deere & Co.	9,397	1,028,032
Flowserve Corp.	2,180	133,002
Gardner Denver Inc.[a]	1,973	74,579
Graco Inc.	2,754	108,783
IDEX Corp.	2,212	116,064
Intermec Inc.[a]	2,020	45,107
Joy Global Inc.	4,768	241,404
Manitowoc Co. Inc. (The)	2,454	167,436
Nordson Corp.	1,279	58,617
Rockwell Automation Inc.	6,297	374,923
Terex Corp.[a]	4,085	318,017
Wabtec Corp.	1,938	71,997
Zebra Technologies Corp. Class Aa	2,893	115,113

		5,541,539

MANUFACTURING – 4.59%
Actuant Corp. Class A	1,064	56,392

Security	Shares	Value
Acuity Brands Inc.	1,954	$115,520
AptarGroup Inc.	1,245	91,196
Brink’s Co. (The)	1,952	123,952
Carlisle Companies Inc.	2,518	103,691
Ceradyne Inc.[a]	935	55,025
CLARCOR Inc.	2,114	66,676
Cooper Industries Ltd.	8,334	414,700
Crane Co.	2,046	86,975
Danaher Corp.	9,915	705,849
Donaldson Co. Inc.	2,942	105,677
Dover Corp.	8,259	397,423
Eastman Kodak Co.[b]	11,759	292,917
Eaton Corp.	6,132	547,036
ESCO Technologies Inc.[a]	931	42,416
General Electric Co.	421,324	15,530,003
Harsco Corp.	3,270	166,770
Hexcel Corp.[a]	3,736	81,071
Honeywell International Inc.	30,286	1,640,895
Illinois Tool Works Inc.	20,127	1,032,716
Ingersoll-Rand Co. Class A	12,803	571,654
ITT Industries Inc.	7,492	478,065
Lancaster Colony Corp.	1,035	43,708
Leggett & Platt Inc.	7,843	184,467
Matthews International Corp. Class A	1,308	55,145
Pall Corp.	5,030	211,008
Parker Hannifin Corp.	4,876	449,275
Pentair Inc.	4,010	128,881
Roper Industries Inc.	3,552	199,125
SPX Corp.	2,523	178,830
Teleflex Inc.	1,429	102,645
Textron Inc.	4,366	443,891
3M Co.	27,749	2,296,785
Tredegar Corp.	1,081	25,263
Trinity Industries Inc.	3,320	154,048
Tyco International Ltd.	81,438	2,657,322

		29,837,012

MEDIA – 3.15%
Belo Corp.	3,980	76,695
Cablevision Systems Corp.[a]	9,160	300,265
CBS Corp. Class A	727	23,119
CBS Corp. Class B	27,375	869,704

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Charter Communications Inc. Class Aa,b	19,994	$60,382
Clear Channel Communications Inc.	18,564	657,723
Comcast Corp. Class Aa	77,474	2,065,457
Comcast Corp. Class A Special[a]	43,402	1,145,813
Cox Radio Inc. Class Aa	1,439	20,319
CTC Media Inc.[a]	1,071	27,932
Cumulus Media Inc. Class Aa	2,173	20,404
DIRECTV Group Inc. (The)[a]	33,237	792,370
Discovery Holding Co. Class Aa	10,951	238,184
Dow Jones & Co. Inc.	2,198	79,853
EchoStar Communications Corp.[a]	8,717	405,602
Entercom Communications Corp.	1,627	45,133
Gannett Co. Inc.	9,650	550,629
Gemstar-TV Guide International Inc.[a]	10,984	48,769
Idearc Inc.	5,903	205,129
Lee Enterprises Inc.	1,442	37,752
Liberty Global Inc. Class Aa	8,286	297,385
Liberty Global Inc. Class Ca	8,319	277,938
Liberty Media Holding Corp. – Liberty Capital Group Series Aa	5,492	620,431
McClatchy Co. (The) Class A	2,302	66,528
McGraw-Hill Companies Inc. (The)	14,430	945,598
Media General Inc. Class A	897	32,956
Meredith Corp.	1,599	92,614
New York Times Co. Class Ab	5,821	136,211
News Corp. Class A	76,126	1,704,461
News Corp. Class B	18,451	442,824
Radio One Inc. Class Da	2,892	20,418
Scholastic Corp.[a]	1,375	42,446
Scripps (E.W.) Co. Class A	3,240	140,292
Sinclair Broadcast Group Inc. Class A	1,640	26,781
Sirius Satellite Radio Inc.[a,b]	50,407	149,205
Time Warner Inc.	163,212	3,367,064
Tribune Co.	6,139	201,359
Viacom Inc. Class Aa	743	30,641
Viacom Inc. Class Ba	24,605	1,014,956
Walt Disney Co. (The)	79,431	2,778,496
Washington Post Co. (The) Class B	244	181,536
Westwood One Inc.	3,203	21,812
Wiley (John) & Sons Inc. Class A	1,578	59,096

Security	Shares	Value
XM Satellite Radio Holdings Inc.
Class Aa	12,154	$142,202

		20,464,484

METAL FABRICATE & HARDWARE – 0.18%
Commercial Metals Co.	4,863	163,056
Kaydon Corp.	1,221	58,034
Mueller Industries Inc.	1,308	42,902
MuellerWater Products Inc. Class B	4,248	60,874
Precision Castparts Corp.	5,559	578,747
Quanex Corp.	1,635	70,354
Timken Co. (The)	3,442	113,517
Worthington Industries Inc.	3,011	66,995

		1,154,479

MINING – 0.66%
Alcoa Inc.	35,911	1,274,481
Coeur d’Alene Mines Corp.[a]	10,553	43,162
Freeport-McMoRan Copper & Gold Inc.	15,304	1,027,817
Kaiser Aluminum Corp.[a]	628	49,493
Meridian Gold Inc.[a]	4,167	105,217
Newmont Mining Corp.	17,734	739,508
RTI International Metals Inc.[a]	977	92,102
Southern Copper Corp.	3,063	245,959
Stillwater Mining Co.[a]	1,633	25,148
Titanium Metals Corp.[a]	5,520	190,606
USEC Inc.[a]	3,732	75,274
Vulcan Materials Co.	3,541	437,915

		4,306,682

OFFICE & BUSINESS EQUIPMENT – 0.19%
IKON Office Solutions Inc.	3,574	53,467
Pitney Bowes Inc.	9,133	438,384
Xerox Corp.[a]	39,531	731,323

		1,223,174

OFFICE FURNISHINGS – 0.04%
Herman Miller Inc.	2,839	97,690
HNI Corp.	1,847	77,094
Interface Inc. Class A	1,998	33,666
Steelcase Inc. Class A	2,350	45,872

		254,322

OIL & GAS – 7.66%
Anadarko Petroleum Corp.	18,687	871,935

32	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Apache Corp.	13,440	$974,400
Atwood Oceanics Inc.[a]	1,134	71,329
Berry Petroleum Co. Class A	1,490	50,749
Cabot Oil & Gas Corp.	3,840	139,853
Cheniere Energy Inc.[a]	2,737	91,279
Chesapeake Energy Corp.	17,940	605,475
Chevron Corp.	90,245	7,020,159
Cimarex Energy Co.	3,292	129,705
Comstock Resources Inc.[a]	1,856	52,618
ConocoPhillips	62,528	4,336,317
Crosstex Energy Inc.	1,738	52,227
Delta Petroleum Corp.[a,b]	2,631	57,066
Denbury Resources Inc.[a]	4,660	154,199
Devon Energy Corp.	17,238	1,256,133
Diamond Offshore Drilling Inc.	2,490	213,144
Encore Acquisition Co.[a]	2,143	57,240
ENSCO International Inc.	6,133	345,779
EOG Resources Inc.	9,922	728,672
EXCO Resources Inc.[a]	3,564	59,840
Exxon Mobil Corp.	233,370	18,524,911
Forest Oil Corp.[a]	2,097	73,898
Frontier Oil Corp.	4,606	162,730
GlobalSantaFe Corp.	9,606	614,112
Grey Wolf Inc.[a]	7,711	55,211
Helmerich & Payne Inc.	3,942	127,287
Hess Corp.	11,423	648,255
Holly Corp.	2,122	134,959
Houston Exploration Co.[a]	1,129	62,513
Marathon Oil Corp.	14,429	1,465,265
Mariner Energy Inc.[a]	3,368	75,948
Murphy Oil Corp.	7,265	402,772
Nabors Industries Ltd.[a]	11,932	383,256
Newfield Exploration Co.[a]	5,285	231,219
Noble Corp.	5,521	464,923
Noble Energy Inc.	7,221	424,667
Occidental Petroleum Corp.	34,881	1,768,467
Parker Drilling Co.[a]	4,161	45,188
Patterson-UTI Energy Inc.	6,648	162,145
Penn Virginia Corp.	890	71,244
Petrohawk Energy Corp.[a]	6,809	98,390
Pioneer Natural Resources Co.	5,078	254,916

Security	Shares	Value
Plains Exploration & Production Co.[a]	3,009	$141,393
Pogo Producing Co.	2,155	104,000
Pride International Inc.[a]	6,469	212,248
Quicksilver Resources Inc.[a]	2,155	90,208
Range Resources Corp.	5,601	204,717
Rowan Companies Inc.	4,478	164,074
Southwestern Energy Co.[a]	6,681	280,602
St. Mary Land & Exploration Co.	2,453	89,829
Stone Energy Corp.[a]	1,083	32,089
Sunoco Inc.	5,099	385,127
Swift Energy Co.[a]	1,036	42,113
Tesoro Corp.	2,789	338,027
TODCO[a]	2,526	114,832
Transocean Inc.[a]	12,050	1,038,710
Ultra Petroleum Corp.[a]	6,197	351,494
Unit Corp.[a]	1,631	93,212
Valero Energy Corp.	24,798	1,741,564
Whiting Petroleum Corp.[a]	1,560	68,671
XTO Energy Inc.	14,940	810,794

		49,824,099

OIL & GAS SERVICES – 1.58%
Baker Hughes Inc.	13,192	1,060,505
BJ Services Co.	12,428	356,186
Cameron International Corp.[a]	4,575	295,408
Core Laboratories NVa	1,052	95,648
Dresser-Rand Group Inc.[a]	2,491	79,488
FMC Technologies Inc.[a]	2,850	202,008
Global Industries Ltd.[a]	3,628	75,317
Grant Prideco Inc.[a]	5,366	276,564
Halliburton Co.	40,718	1,293,611
Hanover Compressor Co.[a]	3,607	78,019
Helix Energy Solutions Group Inc.[a]	3,260	124,728
Hydril Co.[a]	854	82,684
Input/Output Inc.[a,b]	3,098	43,341
Lone Star Technologies Inc.[a]	1,292	85,802
National Oilwell Varco Inc.[a]	7,128	604,811
Newpark Resources Inc.[a]	2,904	23,871
Oceaneering International Inc.[a]	2,222	105,634
Oil States International Inc.[a]	1,904	64,603
Schlumberger Ltd.	48,412	3,574,258
SEACOR Holdings Inc.[a]	849	80,893

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Smith International Inc.	8,574	$449,621
Superior Energy Services Inc.[a]	3,098	112,550
Tetra Technologies Inc.[a]	2,629	69,642
Tidewater Inc.	2,367	149,618
Universal Compression Holdings Inc.[a]	1,224	81,482
Weatherford International Ltd.[a]	14,069	738,482
W-H Energy Services Inc.[a]	1,235	66,826

		10,271,600

PACKAGING & CONTAINERS – 0.21%
Ball Corp.	4,148	210,262
Bemis Co. Inc.	4,288	142,447
Crown Holdings Inc.[a]	6,677	161,383
Owens-Illinois Inc.[a]	5,906	177,712
Packaging Corp. of America	3,464	85,769
Pactiv Corp.[a]	5,703	197,210
Sealed Air Corp.	6,854	225,497
Sonoco Products Co.	3,966	169,110

		1,369,390

PHARMACEUTICALS – 5.37%
Abbott Laboratories	63,174	3,576,912
Abraxis BioScience Inc.[a]	1,052	28,941
Adams Respiratory Therapeutics Inc.[a]	1,288	48,313
Alkermes Inc.[a]	4,148	68,152
Allergan Inc.	6,241	756,409
Alpharma Inc. Class A	1,806	43,886
AmerisourceBergen Corp.	8,060	402,919
Amylin Pharmaceuticals Inc.[a,b]	4,862	200,946
Barr Pharmaceuticals Inc.[a]	4,283	207,126
BioMarin Pharmaceutical Inc.[a]	3,656	59,081
Bristol-Myers Squibb Co.	82,085	2,368,973
Cardinal Health Inc.	16,538	1,156,833
Cephalon Inc.[a]	2,619	208,499
Cubist Pharmaceuticals Inc.[a]	2,401	51,501
CVTherapeutics Inc.[a,b]	2,312	19,490
Endo Pharmaceuticals Holdings Inc.[a]	5,510	170,479
Express Scripts Inc.[a]	4,801	458,736
Forest Laboratories Inc.[a]	13,081	696,040
Gilead Sciences Inc.[a]	18,673	1,525,958
Herbalife Ltd.	1,569	62,901
Hospira Inc.[a]	6,554	265,765
ImClone Systems Inc.[a]	2,752	115,281

Security	Shares	Value
King Pharmaceuticals Inc.[a]	9,780	$200,001
Lilly (Eli) & Co.	39,619	2,342,671
Medarex Inc.[a]	4,672	63,960
Medco Health Solutions Inc.[a]	12,020	937,800
Medicines Co. (The)[a]	2,162	49,250
Medicis Pharmaceutical Corp. Class A	2,050	62,320
Merck & Co. Inc.	89,360	4,596,678
MGI Pharma Inc.[a]	2,938	64,695
Mylan Laboratories Inc.	9,069	198,883
Nabi Biopharmaceuticals[a]	3,966	20,623
NBTY Inc.[a]	2,585	127,725
Neurocrine Biosciences Inc.[a]	1,562	19,884
Noven Pharmaceuticals Inc.[a]	919	21,514
Omnicare Inc.	4,875	161,704
Onyx Pharmaceuticals Inc.[a]	2,151	57,561
OSI Pharmaceuticals Inc.[a]	2,299	79,775
Par Pharmaceutical Companies Inc.[a]	1,420	38,241
Perrigo Co.	3,603	68,457
Pfizer Inc.	290,681	7,691,419
Schering-Plough Corp.	60,510	1,919,982
Sepracor Inc.[a]	4,386	235,440
Theravance Inc.[a]	1,948	64,537
United Therapeutics Inc.[a]	886	49,536
Valeant Pharmaceuticals International	3,677	66,260
VCA Antech Inc.[a]	3,406	134,299
Watson Pharmaceuticals Inc.[a]	4,530	123,669
Wyeth	54,708	3,036,294

		34,926,319

PIPELINES – 0.50%
El Paso Corp.	28,616	429,240
Equitable Resources Inc.	4,521	235,137
Kinder Morgan Inc.	4,423	471,315
National Fuel Gas Co.	3,260	153,253
ONEOK Inc.	4,447	215,279
Questar Corp.	3,432	333,350
Spectra Energy Corp.	25,733	671,631
Williams Companies Inc. (The)	24,487	722,366

		3,231,571

REAL ESTATE – 0.15%
Brookfield Properties Corp.	5,561	228,390
CB Richard Ellis Group Inc. Class Aa	8,069	273,136

34	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Forest City Enterprises Inc. Class A	2,460	$164,353
Jones Lang LaSalle Inc.	1,506	161,880
St. Joe Co. (The)[b]	3,045	172,438

		1,000,197

REAL ESTATE INVESTMENT TRUSTS – 2.18%
Alexandria Real Estate Equities Inc.	1,207	127,761
AMB Property Corp.	3,812	232,189
American Financial Realty Trust	5,505	58,353
American Home Mortgage
Investment Corp.[b]	2,044	50,650
Annaly Capital Management Inc.	10,238	162,887
Apartment Investment &
Management Co. Class A	4,004	221,421
Archstone-Smith Trust	8,889	463,206
AvalonBay Communities Inc.	3,116	380,962
BioMed Realty Trust Inc.	3,077	88,341
Boston Properties Inc.	4,755	558,998
Brandywine Realty Trust	3,587	117,941
BRE Properties Inc. Class A	2,154	129,326
Camden Property Trust	2,285	159,150
CapitalSource Inc.	5,275	135,937
CBL & Associates Properties Inc.	2,622	119,170
Colonial Properties Trust	1,863	92,423
Corporate Office Properties Trust	1,662	78,297
Cousins Properties Inc.	1,633	54,820
Crescent Real Estate Equities Co.	3,943	80,871
DCT Industrial Trust Inc.	6,643	74,601
Developers Diversified Realty Corp.	4,479	291,583
Digital Realty Trust Inc.	2,222	89,880
Douglas Emmett Inc.	2,697	70,257
Duke Realty Corp.	5,644	243,313
Entertainment Properties Trust	1,081	65,314
Equity Inns Inc.	2,166	37,039
Equity Lifestyle Properties Inc.	915	49,657
Equity Residential	11,849	550,149
Essex Property Trust Inc.	951	122,546
Federal Realty Investment Trust	2,202	198,554
FelCor Lodging Trust Inc.	2,334	59,587
First Industrial Realty Trust Inc.	1,882	82,413
Franklin Street Properties Corp.	2,624	47,363
General Growth Properties Inc.	9,222	588,825

Security	Shares	Value
Health Care Property Investors Inc.	8,368	$296,144
Health Care REIT Inc.	2,932	132,644
Healthcare Realty Trust Inc.	1,982	67,507
Highwoods Properties Inc.	2,178	88,819
Home Properties Inc.	1,298	72,299
Hospitality Properties Trust	3,298	150,158
Host Hotels & Resorts Inc.	21,107	541,183
HRPT Properties Trust	9,299	113,820
Impac Mortgage Holdings Inc.[b]	5,047	28,011
iStar Financial Inc.	5,146	246,596
Kilroy Realty Corp.	1,363	103,493
Kimco Realty Corp.	9,170	440,802
KKR Financial Corp.	3,482	93,004
LaSalle Hotel Properties	1,515	70,341
Lexington Realty Trust	2,870	59,954
Liberty Property Trust	3,579	173,188
Macerich Co. (The)	2,911	276,894
Mack-Cali Realty Corp.	2,495	122,180
Maguire Properties Inc.	1,544	55,630
Mid-America Apartment Communities Inc.	1,046	56,432
National Retail Properties Inc.	2,403	57,552
Nationwide Health Properties Inc.	3,353	107,497
Newcastle Investment Corp.	2,195	64,116
NovaStar Financial Inc.[b]	3,186	23,449
Pennsylvania Real Estate Investment Trust	1,579	73,360
Post Properties Inc.	1,781	83,475
ProLogis	10,112	655,258
Public Storage Inc.	5,227	487,784
RAIT Financial Trust	2,631	74,063
Realty Income Corp.	3,942	109,982
Redwood Trust Inc.	1,148	57,641
Regency Centers Corp.	2,704	222,810
Senior Housing Properties Trust	3,548	81,001
Simon Property Group Inc.	9,077	1,046,397
SL Green Realty Corp.	2,352	331,397
Strategic Hotels & Resorts Inc.	3,083	66,747
Sunstone Hotel Investors Inc.	2,662	75,920
Taubman Centers Inc.	2,085	116,864
Thornburg Mortgage Inc.	4,653	129,353

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
UDR Inc.	5,763	$173,121
Ventas Inc.	4,311	181,752
Vornado Realty Trust	5,743	681,292
Washington Real Estate
Investment Trust	1,761	66,671
Weingarten Realty Investors	3,343	159,996

		14,200,381

RETAIL – 5.70%
Abercrombie & Fitch Co. Class A	3,550	289,893
Advance Auto Parts Inc.	4,377	180,332
Aeropostale Inc.[a]	2,181	89,748
American Eagle Outfitters Inc.	8,339	245,750
AnnTaylor Stores Corp.[a]	2,985	114,863
Applebee’s International Inc.	3,276	89,042
AutoNation Inc.[a]	6,418	131,184
AutoZone Inc.[a]	2,178	289,761
Barnes & Noble Inc.	2,190	86,571
Bed Bath & Beyond Inc.[a]	11,631	473,847
Best Buy Co. Inc.	16,286	759,742
Big Lots Inc.[a]	4,799	154,528
BJ’s Wholesale Club Inc.[a]	2,710	93,576
Blockbuster Inc. Class Aa,b	3,795	23,529
Bob Evans Farms Inc.	1,459	53,545
Borders Group Inc.	3,016	63,668
Brinker International Inc.	5,380	167,318
Brown Shoe Co. Inc.	1,135	30,622
CarMax Inc.[a]	8,846	220,442
Casey’s General Store Inc.	1,995	50,174
Cato Corp. Class A	1,077	23,274
CBRL Group Inc.	1,470	65,533
CEC Entertainment Inc.[a]	1,467	61,130
Charming Shoppes Inc.[a]	4,542	56,775
Cheesecake Factory Inc. (The)[a]	3,194	88,154
Chico’s FAS Inc.[a]	7,224	190,425
Children’s Place Retail Stores Inc. (The)[a]	977	51,654
Christopher & Banks Corp.	1,439	24,909
Circuit City Stores Inc.	7,594	132,515
Claire’s Stores Inc.	3,641	118,587
Coldwater Creek Inc.[a]	2,656	54,979
Copart Inc.[a]	2,596	75,232
Costco Wholesale Corp.	18,769	1,005,455

Security	Shares	Value
CVS/Caremark Corp.	62,649	$2,270,400
Darden Restaurants Inc.	5,634	233,698
Dick’s Sporting Goods Inc.[a]	1,401	78,582
Dillard’s Inc. Class A	2,668	92,393
Dollar General Corp.	12,673	270,569
Dollar Tree Stores Inc.[a]	4,472	175,839
Dress Barn Inc.[a]	1,611	32,075
Family Dollar Stores Inc.	6,148	195,752
Federated Department Stores Inc.	21,848	959,564
Foot Locker Inc.	6,150	146,308
Fred’s Inc.[b]	1,250	18,050
GameStop Corp. Class Aa	5,466	181,307
Gap Inc. (The)	25,054	449,719
Genesco Inc.[a]	893	45,257
Group 1 Automotive Inc.	724	29,684
Guitar Center Inc.[a]	1,112	51,486
Home Depot Inc.	83,951	3,179,224
Hot Topic Inc.[a]	1,815	20,491
IHOP Corp.	890	52,439
Insight Enterprises Inc.[a]	1,812	35,914
J. Crew Group Inc.[a]	1,676	67,861
Jack in the Box Inc.[a]	1,483	98,797
Kohl’s Corp.[a]	12,044	891,738
Krispy Kreme Doughnuts Inc.[a,b]	2,485	24,179
Limited Brands Inc.	13,887	382,865
Longs Drug Stores Corp.	1,221	66,838
Lowe’s Companies Inc.	62,801	1,919,199
McDonald’s Corp.	49,618	2,395,557
Men’s Wearhouse Inc. (The)	1,978	85,588
MSC Industrial Direct Co. Inc. Class A	2,028	98,845
99 Cents Only Stores[a]	2,013	28,786
Nordstrom Inc.	9,045	496,751
Nu Skin Enterprises Inc. Class A	2,187	37,901
Office Depot Inc.[a]	11,678	392,614
OfficeMax Inc.	3,086	151,893
O’Reilly Automotive Inc.[a]	4,563	162,443
OSI Restaurant Partners Inc.	2,712	107,965
P.F. Chang’s China Bistro Inc.[a,b]	1,135	43,414
Pacific Sunwear of California Inc.[a]	3,130	65,511
Panera Bread Co. Class Aa	1,128	62,818
Pantry Inc. (The)[a]	935	42,066

36	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Papa John’s International Inc.[a]	826	$25,366
Payless ShoeSource Inc.[a]	2,730	87,087
Penney (J.C.) Co. Inc.	8,083	639,284
Pep Boys – Manny, Moe & Jack Inc.	1,763	32,880
PetSmart Inc.	5,801	192,535
Pier 1 Imports Inc.	3,020	22,801
RadioShack Corp.	5,576	162,094
Regis Corp.	1,830	69,961
Rite Aid Corp.[a]	20,679	126,969
Ross Stores Inc.	6,008	199,165
Ruby Tuesday Inc.	2,192	58,658
Saks Inc.	5,049	105,726
Sally Beauty Co. Inc.[a]	3,257	31,984
Sears Holdings Corp.[a]	3,953	754,667
Select Comfort Corp.[a,b]	2,190	40,603
Sonic Corp.[a]	3,164	71,000
Staples Inc.	29,919	741,991
Starbucks Corp.[a]	31,333	971,950
Stein Mart Inc.	1,093	17,816
Talbots Inc. (The)	883	20,750
Target Corp.	31,811	1,888,619
Tiffany & Co.	5,624	268,209
TJX Companies Inc.	18,466	515,017
Tractor Supply Co.[a]	1,416	73,264
Triarc Companies Inc. Class B	1,116	18,157
Tuesday Morning Corp.	1,325	18,497
Tween Brands Inc.[a]	1,337	52,357
Under Armour Inc. Class Aa	1,135	57,318
Urban Outfitters Inc.[a]	4,656	119,939
Walgreen Co.	41,393	1,817,153
Wal-Mart Stores Inc.	105,999	5,079,472
Wendy’s International Inc.	4,020	151,554
Williams-Sonoma Inc.	3,821	134,576
World Fuel Services Corp.	1,193	55,129
Yum! Brands Inc.	10,955	677,676
Zale Corp.[a]	2,206	61,569

		37,060,930

SAVINGS & LOANS – 0.47%
Anchor BanCorp Wisconsin Inc.	903	24,309
Astoria Financial Corp.	4,115	109,294
Dime Community Bancshares Inc.	1,303	17,343

Security	Shares	Value
Downey Financial Corp.	903	$60,456
First Niagara Financial Group Inc.	4,743	64,505
FirstFed Financial Corp.[a,b]	715	43,958
Hudson City Bancorp Inc.	22,110	294,505
MAF Bancorp Inc.	1,433	57,535
New York Community Bancorp Inc.	10,918	190,628
NewAlliance Bancshares Inc.	4,289	66,951
People’s United Financial Inc.	5,168	102,895
PFF Bancorp Inc.	754	21,218
Provident Financial Services Inc.	2,833	48,558
Sovereign Bancorp Inc.	13,677	331,941
Washington Federal Inc.	3,610	85,593
Washington Mutual Inc.	36,519	1,533,068

		3,052,757

SEMICONDUCTORS – 2.69%
Actel Corp.[a]	1,074	15,723
Advanced Micro Devices Inc.[a]	22,297	308,145
Altera Corp.[a]	15,000	338,100
Amkor Technology Inc.[a]	4,487	62,773
Analog Devices Inc.	14,174	547,400
Applied Materials Inc.	56,375	1,083,528
Applied Micro Circuits Corp.[a]	12,660	35,575
Asyst Technologies Inc.[a]	1,466	10,482
Atmel Corp.[a]	18,293	97,319
ATMI Inc.[a]	1,463	45,251
Axcelis Technologies Inc.[a]	4,155	31,786
Broadcom Corp. Class Aa	19,078	620,989
Brooks Automation Inc.[a]	3,032	52,969
Cabot Microelectronics Corp.[a]	1,080	34,711
Cirrus Logic Inc.[a]	3,079	25,494
Cohu Inc.	723	14,879
Conexant Systems Inc.[a]	19,258	29,850
Cree Inc.[a,b]	3,079	62,812
Cypress Semiconductor Corp.[a]	5,549	126,628
DSP Group Inc.[a]	1,087	20,077
Emulex Corp.[a]	3,440	72,171
Entegris Inc.[a]	4,837	56,690
Exar Corp.[a]	1,632	21,999
Fairchild Semiconductor International Inc. Class Aa	4,834	85,078
FormFactor Inc.[a]	1,865	77,006

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Integrated Device Technology Inc.[a]	8,312	$124,514
Intel Corp.	238,837	5,134,996
International Rectifier Corp.[a]	2,803	98,890
Intersil Corp. Class A	5,960	177,548
KLA-Tencor Corp.	8,169	453,788
Kulicke & Soffa Industries Inc.[a]	1,980	19,760
Lam Research Corp.[a]	5,804	312,139
Lattice Semiconductor Corp.[a]	4,164	22,735
Linear Technology Corp.	12,535	469,060
LSI Corp.[a]	31,971	271,754
LTX Corp.[a]	2,753	16,408
Marvell Technology Group Ltd.[a]	18,688	301,437
Maxim Integrated Products Inc.	13,212	419,085
MEMC Electronic Materials Inc.[a]	6,988	383,501
Micrel Inc.[a]	2,731	34,274
Microchip Technology Inc.	8,563	345,431
Micron Technology Inc.[a]	31,098	356,694
Microsemi Corp.[a]	2,566	59,300
National Semiconductor Corp.	13,705	360,442
Novellus Systems Inc.[a]	5,279	170,881
NVIDIA Corp.[a]	14,597	480,095
OmniVision Technologies Inc.[a,b]	2,120	28,662
ON Semiconductor Corp.[a]	9,417	100,856
Photronics Inc.[a]	1,743	26,232
PMC-Sierra Inc.[a]	8,519	65,852
QLogic Corp.[a]	6,258	111,893
Rambus Inc.[a]	3,883	76,922
Semtech Corp.[a]	2,937	42,352
Silicon Image Inc.[a]	3,060	26,806
Silicon Laboratories Inc.[a]	1,992	65,358
SiRF Technology Holdings Inc.[a]	1,905	46,215
Skyworks Solutions Inc.[a]	6,269	43,193
Teradyne Inc.[a]	7,971	139,094
Tessera Technologies Inc.[a]	1,929	82,542
Texas Instruments Inc.	60,806	2,089,902
TriQuint Semiconductor Inc.[a]	5,063	26,176
Varian Semiconductor Equipment Associates Inc.[a]	2,526	167,625
Veeco Instruments Inc.[a]	1,086	19,852
Xilinx Inc.	14,099	415,639
Zoran Corp.[a]	2,016	40,038

		17,505,376

Security	Shares	Value
SOFTWARE – 3.78%
Activision Inc.[a]	11,167	$223,340
Acxiom Corp.	2,890	65,314
Adobe Systems Inc.[a]	23,715	985,595
Advent Software Inc.[a]	968	32,486
ANSYS Inc.[a]	1,393	71,322
Autodesk Inc.[a]	9,313	384,348
Automatic Data Processing Inc.	22,704	1,016,231
Avid Technology Inc.[a]	1,743	57,955
BEA Systems Inc.[a]	16,142	190,314
BMC Software Inc.[a]	8,631	279,385
Borland Software Corp.[a]	3,264	18,180
Broadridge Financial Solutions Inc.[a]	5,676	113,747
CA Inc.	17,654	481,248
Cerner Corp.[a]	2,458	130,864
Citrix Systems Inc.[a]	7,467	243,424
Compuware Corp.[a]	14,947	147,527
CSG Systems International Inc.[a]	2,122	56,827
Dendrite International Inc.[a]	1,616	25,694
Dun & Bradstreet Corp.	2,661	240,288
eFunds Corp.[a]	1,946	54,293
Electronic Arts Inc.[a]	12,403	625,235
Fair Isaac Corp.	2,753	98,310
Fidelity National Information Services Inc.	11,574	584,834
First Data Corp.	31,291	1,013,828
Fiserv Inc.[a]	7,256	385,802
Global Payments Inc.	3,220	122,296
IMS Health Inc.	8,308	243,674
Informatica Corp.[a]	3,606	53,080
Inter-Tel Inc.	886	22,345
Intuit Inc.[a]	13,299	378,357
JDA Software Group Inc.[a]	1,308	23,282
Keane Inc.[a]	2,290	32,106
MasterCard Inc. Class A	2,663	297,404
Microsoft Corp.	358,859	10,744,238
MoneyGram International Inc.	3,369	95,781
NAVTEQ Corp.[a]	3,875	137,020
Novell Inc.[a]	15,374	112,230
Nuance Communications Inc.[a]	5,715	88,068
Oracle Corp.[a]	163,740	3,078,312

38	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
Packeteer Inc.[a]	1,264	$12,008
Parametric Technology Corp.[a]	4,490	79,787
Paychex Inc.	13,890	515,319
Progress Software Corp.[a]	1,757	52,938
Quest Software Inc.[a]	2,159	36,725
Red Hat Inc.[a]	7,557	159,755
Salesforce.com Inc.[a]	3,481	146,202
SEI Investments Co.	2,845	173,630
Sybase Inc.[a]	3,703	89,576
Take-Two Interactive Software Inc.[a,b]	2,863	54,884
THQ Inc.[a]	2,444	81,556
Transaction Systems Architects Inc. Class Aa	1,409	44,708
Trident Microsystems Inc.[a]	2,511	53,309
VeriFone Holdings Inc.[a]	2,410	85,049
Wind River Systems Inc.[a]	2,910	28,605

		24,568,635

TELECOMMUNICATIONS – 5.88%
Adaptec Inc.[a]	4,359	16,826
ADC Telecommunications Inc.[a]	4,708	86,627
ADTRAN Inc.	2,546	64,796
Aeroflex Inc.[a]	2,708	38,020
Alltel Corp.	15,446	968,310
Amdocs Ltd.[a]	7,616	279,888
American Tower Corp. Class Aa	17,241	655,158
Andrew Corp.[a]	6,358	69,429
Anixter International Inc.[a]	1,402	100,383
Arris Group Inc.[a]	4,282	63,459
AT&T Inc.	257,036	9,952,434
Avaya Inc.[a]	18,791	242,780
Black Box Corp.	739	26,929
C-COR Inc.[a]	2,048	25,231
CenturyTel Inc.	4,575	210,679
Ciena Corp.[a]	3,266	95,237
Cincinnati Bell Inc.[a]	10,134	51,379
Cisco Systems Inc.[a]	249,893	6,682,139
Citizens Communications Co.	13,566	211,223
CommScope Inc.[a]	2,340	109,161
Corning Inc.[a]	64,029	1,518,768
Crown Castle International Corp.[a]	9,492	325,955

Security	Shares	Value
Dobson Communications Corp.
Class Aa	6,073	$55,325
Embarq Corp.	5,958	357,718
Extreme Networks Inc.[a]	4,873	19,931
Finisar Corp.[a]	10,310	37,322
Foundry Networks Inc.[a]	5,311	80,302
Harmonic Inc.[a]	2,523	20,865
Harris Corp.	5,444	279,549
Harris Stratex Networks Inc.[a]	817	16,291
IDT Corp. Class B	1,973	21,802
InterDigital Communications Corp.[a]	2,175	71,514
JDS Uniphase Corp.[a]	8,873	146,227
Juniper Networks Inc.[a]	22,855	511,038
Leap Wireless International Inc.[a]	2,004	152,965
Level 3 Communications Inc.[a]	44,321	246,425
Motorola Inc.	98,943	1,714,682
MRV Communications Inc.[a,b]	6,247	21,677
NeuStar Inc. Class Aa	3,020	86,855
Newport Corp.[a]	1,624	25,481
NII Holdings Inc. Class Ba	5,863	449,985
Plantronics Inc.	1,998	50,170
Polycom Inc.[a]	3,848	128,138
Powerwave Technologies Inc.[a]	4,684	29,181
QUALCOMM Inc.	67,708	2,965,610
Qwest Communications International Inc.[a]	63,102	560,346
RCN Corp.[a]	1,496	40,422
RF Micro Devices Inc.[a]	7,991	49,944
SAVVIS Inc.[a]	972	50,126
SBA Communications Corp.[a]	3,665	107,824
Sonus Networks Inc.[a]	11,292	87,287
Sprint Nextel Corp.	113,495	2,273,305
Sycamore Networks Inc.[a]	7,966	29,235
Tekelec[a]	2,504	35,907
TeleCorp PCS Inc. Escrow[c]	1,292	–
Telephone & Data Systems Inc.	2,039	116,121
Telephone & Data Systems Inc. Special	2,039	107,659
Tellabs Inc.[a]	16,408	174,253
3Com Corp.[a]	15,601	62,870
Time Warner Telecom Inc. Class Aa	5,506	112,873
United States Cellular Corp.[a]	650	47,125

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Shares	Value
UTStarcom Inc.[a,b]	4,244	$30,302
Verizon Communications Inc.	118,778	4,534,944
Virgin Media Inc.	10,862	274,048
Windstream Corp.	19,415	283,847

		38,262,302

TEXTILES – 0.07%
Cintas Corp.	5,798	217,251
G&K Services Inc. Class A	866	30,223
Mohawk Industries Inc.[a,b]	2,164	195,106

		442,580

TOYS, GAMES & HOBBIES – 0.11%
Hasbro Inc.	6,064	191,683
JAKKS Pacific Inc.[a]	913	21,939
Marvel Entertainment Inc.[a,b]	2,833	83,659
Mattel Inc.	15,842	448,329

		745,610

TRANSPORTATION – 1.52%
Alexander & Baldwin Inc.	1,777	94,981
American Commercial Lines Inc.[a]	1,928	56,818
Arkansas Best Corp.[b]	910	35,854
Bristow Group Inc.[a]	926	34,818
Burlington Northern Santa Fe Corp.	14,860	1,300,844
C.H. Robinson Worldwide Inc.	7,081	378,550
Con-way Inc.	2,139	116,854
CSX Corp.	17,784	767,735
EGL Inc.[a]	1,381	54,798
Expeditors International
Washington Inc.	8,656	361,821
FedEx Corp.	11,671	1,230,590
Forward Air Corp.	1,115	34,019
General Maritime Corp.[b]	1,131	36,271
Genesee & Wyoming Inc. Class Aa	1,579	42,933
Hunt (J.B.) Transport Services Inc.	4,653	125,910
Kansas City Southern Industries Inc.[a]	3,089	114,756
Kirby Corp.[a]	2,176	82,253
Laidlaw International Inc.	3,370	115,423
Landstar System Inc.	2,486	120,099
Norfolk Southern Corp.	16,237	864,458
Old Dominion Freight Line Inc.[a]	1,158	34,230
OMI Corp.	2,855	82,995
Overseas Shipholding Group Inc.	1,152	81,562

Security	Shares or Principal	Value
Pacer International Inc.	1,509	$38,555
Ryder System Inc.	2,522	132,758
Saia Inc.[a]	553	15,506
Swift Transportation Co. Inc.[a]	1,971	61,653
Teekay Shipping Corp.	1,774	105,819
Union Pacific Corp.	10,944	1,250,352
United Parcel Service Inc. Class B	27,250	1,919,218
UTi Worldwide Inc.	3,137	73,625
Werner Enterprises Inc.	2,482	46,935
YRC Worldwide Inc.[a]	2,407	95,775

		9,908,768

TRUCKING & LEASING – 0.01%
GATX Corp.	1,758	86,160

		86,160

WATER – 0.02%
Aqua America Inc.[b]	5,228	115,591

		115,591

TOTAL COMMON STOCKS (Cost: $510,576,912)		649,084,966

SHORT-TERM INVESTMENTS – 0.57%

CERTIFICATES OF DEPOSIT[d] – 0.01%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$17,412	17,412
Deutsche Bank AG
5.35%, 08/08/07	31,093	31,093

		48,505

COMMERCIAL PAPER[d] – 0.05%
BNP Paribas Finance Inc.
5.12%, 06/06/07	4,353	4,331
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[e]	40,473	40,424
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[e]	34,352	34,176
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	21,765	21,582

40	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Principal	Value
Grampian Funding LLC
5.14%, 06/06/07[e]	$18,656	$18,560
Harrier Finance Funding LLC
5.12%, 06/06/07[e]	12,437	12,374
Irish Permanent Treasury PLC
5.18%, 07/10/07	6,219	6,156
KKR Pacific Funding Trust
5.30%, 05/10/07[e]	13,834	13,816
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[e]	15,714	15,585
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[e]	28,058	28,041
Nestle Capital Corp.
5.19%, 08/09/07[e]	7,462	7,355
Park Sienna LLC
5.30%, 05/18/07[e]	7,462	7,444
Simba Funding Corp.
5.20%, 07/23/07[e]	12,437	12,288
Societe Generale
5.18%, 05/16/07[e]	31,093	31,026
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[e]	6,219	6,207
Ticonderoga Funding LLC
5.27%, 05/17/07[e]	6,529	6,514
Tulip Funding Corp.
5.29%, 05/08/07[e]	26,118	26,091
Westpac Banking Corp.
5.20%, 07/12/07[e]	11,194	11,077
Zela Finance Inc.
5.20%, 07/16/07[e]	7,462	7,380

		310,427

MEDIUM-TERM NOTES[d] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[e]	9,328	9,328
K2 USA LLC
5.39%, 06/04/07[e]	9,328	9,328
Sigma Finance Inc.
5.51%, 06/18/07[e]	10,199	10,199

		28,855

Security	Shares or Principal	Value
MONEY MARKET FUNDS – 0.41%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[f,g]	773,112	$773,112
BGI Cash Premier Fund LLC
5.31%[d,f,g]	1,905,430	1,905,430

		2,678,542

REPURCHASE AGREEMENTS[d] – 0.03%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $11,693 (collateralized by non-U.S. government debt securities, value $12,074, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$11,691	11,691
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $24,878 (collateralized by non-U.S. government debt securities, value $26,187, 2.48% to 6.13%, 1/15/08 to 7/27/26).	24,874	24,874
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $18,659 (collateralized by non-U.S. government debt securities, value $20,573, 0.45% to 8.35%, 10/17/18 to 11/25/52).	18,656	18,656
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $18,659 (collateralized by U.S. government obligations, value $19,079, 4.50% to 8.75%, 5/1/08 to 4/1/37).	18,656	18,656

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Principal	Value
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $18,659 (collateralized by non-U.S. government debt securities, value $19,842, 0.00% to 6.00%, 2/7/17 to 11/30/60).	$18,656	$18,656
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $12,439 (collateralized by non-U.S. government debt securities, value $13,721, 6.43% to 7.34%, 6/1/13 to 1/5/37).	12,437	12,437
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $6,220 (collateralized by non-U.S. government debt securities, value $6,548, 5.26% to 5.95%, 5/1/32 to 6/1/46).	6,219	6,219
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $3,109 (collateralized by non-U.S. government debt securities, value $3,273, 6.13% to 6.75%, 4/1/13 to 1/15/16).	3,109	3,109
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $55,976 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $58,545, 0.00% to 12.00%, 6/1/07 to 7/1/45).	55,968	55,968

Security	Principal	Value
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $12,439 (collateralized by non-U.S. government debt securities, value $12,883, 4.13% to 8.13%, 9/1/09 to 10/1/26).	$12,437	$12,437
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $12,439 (collateralized by non-U.S. government debt securities, value $13,104, 4.70% to 6.57%, 12/15/14 to 6/12/47).	12,437	12,437

		195,140

TIME DEPOSITS[d] – 0.02%
Branch Banking & Trust
5.25%, 05/01/07	34,371	34,371
Societe Generale
5.27%, 05/01/07	43,530	43,530
SunTrust Bank
5.25%, 05/01/07	21,765	21,765

		99,666

VARIABLE & FLOATING RATE NOTES[d] – 0.05%
Arkle Master Issuer PLC
5.30%, 11/19/07[e]	9,328	9,328
ASIF Global Financing
5.40%, 05/03/07[e]	1,244	1,244
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[e]	11,940	11,939
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[e]	6,840	6,840
Commodore CDO Ltd.
5.42%, 12/12/07	2,673	2,673
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[e]	133	133
Granite Master Issuer PLC
5.29%, 08/20/07[e]	43,530	43,530

42	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TOTAL MARKET INDEX FUND

April 30, 2007

Security	Principal	Value
Harrier Finance Funding LLC
5.29%, 08/07/07[e]	$6,219	$6,218
Holmes Financing PLC
5.29%, 07/16/07[e]	21,765	21,765
JP Morgan Securities Inc.
5.40%, 11/16/07	24,874	24,874
JPMorgan Chase & Co.
5.45%, 07/27/07[h]	24,874	24,874
Leafs LLC
5.32%, 01/22/08	12,017	12,017
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[e]	13,681	13,681
Master Funding LLC
5.35%, 05/25/07[e]	11,315	11,315
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[h]	13,681	13,681
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[e,h]	1,244	1,244
Mound Financing PLC
5.29%, 05/08/07[e]	11,691	11,691
National City Bank of Indiana
5.34%, 05/21/07	6,219	6,219
Newcastle Ltd.
5.34%, 01/24/08[e]	8,084	8,083
Sedna Finance Inc.
5.32%, 05/25/07[e]	5,597	5,597
Strips III LLC
5.37%, 07/24/07[e]	2,365	2,365
SunTrust Bank
5.29%, 05/01/07	12,437	12,437
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[e]	12,943	12,942
Wachovia Bank N.A.
5.36%, 05/22/07	31,466	31,466
Wal-Mart Stores Inc.
5.50%, 07/16/07[e]	9,328	9,329
White Pine Finance LLC
5.31%, 05/22/07[e]	6,840	6,840

Security	Principal	Value
Wind Master Trust
5.31%, 07/25/07[e]	$4,975	$4,975

		317,300

TOTAL SHORT-TERM INVESTMENTS (Cost: $3,678,435)		3,678,435

TOTAL INVESTMENTS IN SECURITIES – 100.39% (Cost: $514,255,347)		652,763,401

Other Assets, Less Liabilities – (0.39)%		(2,513,658)

NET ASSETS – 100.00%		$650,249,743

NVS - Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued at fair value in accordance with procedures approved by the Board of Trustees. See Note 1.
[d]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[e]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.93%

ELECTRIC – 0.17%
Dynegy Inc. Class Aa	119,821	$1,127,516
OGE Energy Corp.	10,254	394,164

		1,521,680

OIL & GAS – 79.85%
Anadarko Petroleum Corp.	401,082	18,714,486
Apache Corp.	264,997	19,212,283
Atwood Oceanics Inc.[a]	1,445	90,891
Berry Petroleum Co. Class A	21,119	719,313
Cabot Oil & Gas Corp.	84,266	3,068,968
Cheniere Energy Inc.[a]	28,696	957,012
Chesapeake Energy Corp.	196,715	6,639,131
Chevron Corp.	1,773,624	137,970,211
Cimarex Energy Co.	24,201	953,519
Comstock Resources Inc.[a]	25,687	728,226
ConocoPhillips	609,674	42,280,892
Crosstex Energy Inc.	25,370	762,369
Delta Petroleum Corp.[a,b]	25,476	552,574
Denbury Resources Inc.[a]	45,765	1,514,364
Devon Energy Corp.	348,070	25,363,861
Diamond Offshore Drilling Inc.	60,390	5,169,384
Encore Acquisition Co.[a]	30,402	812,037
ENSCO International Inc.	84,853	4,784,012
EOG Resources Inc.	222,168	16,316,018
EXCO Resources Inc.[a]	50,369	845,696
Exxon Mobil Corp.	2,693,790	213,833,050
Forest Oil Corp.[a]	23,654	833,567
Frontier Oil Corp.	65,722	2,321,958
GlobalSantaFe Corp.	122,881	7,855,782
Grey Wolf Inc.[a]	112,081	802,500
Helmerich & Payne Inc.	87,606	2,828,798
Hess Corp.	225,768	12,812,334
Holly Corp.	2,047	130,189
Houston Exploration Co.[a]	13,581	751,980
Marathon Oil Corp.	234,167	23,779,659
Mariner Energy Inc.[a]	61,552	1,387,998
Murphy Oil Corp.	179,466	9,949,595
Nabors Industries Ltd.[a]	219,686	7,056,314
Newfield Exploration Co.[a]	81,924	3,584,175
Noble Corp.	92,835	7,817,635

Security	Shares	Value
Noble Energy Inc.	111,100	$6,533,791
Occidental Petroleum Corp.	742,898	37,664,929
Parker Drilling Co.[a]	65,016	706,074
Patterson-UTI Energy Inc.	89,795	2,190,100
Penn Virginia Corp.	4,508	360,865
Petrohawk Energy Corp.[a]	99,539	1,438,339
Pioneer Natural Resources Co.	112,264	5,635,653
Plains Exploration & Production Co.[a]	24,318	1,142,703
Pogo Producing Co.	31,524	1,521,348
Pride International Inc.[a]	49,217	1,614,810
Quicksilver Resources Inc.[a,b]	35,509	1,486,407
Range Resources Corp.	65,286	2,386,203
Rowan Companies Inc.	38,038	1,393,712
Southwestern Energy Co.[a]	88,270	3,707,340
St. Mary Land & Exploration Co.	32,761	1,199,708
Stone Energy Corp.[a]	206	6,104
Sunoco Inc.	96,362	7,278,222
Swift Energy Co.[a]	17,647	717,351
Tesoro Corp.	20,272	2,456,966
TODCO[a]	30,059	1,366,482
Transocean Inc.[a]	214,722	18,509,036
Ultra Petroleum Corp.[a]	50,784	2,880,468
Unit Corp.[a]	6,193	353,930
Valero Energy Corp.	380,923	26,752,222
Whiting Petroleum Corp.[a]	1,647	72,501
XTO Energy Inc.	186,586	10,126,022

		722,702,067

OIL & GAS SERVICES – 17.01%
Baker Hughes Inc.	303,615	24,407,610
BJ Services Co.	214,662	6,152,213
Cameron International Corp.[a]	64,754	4,181,166
Core Laboratories NVa	8,967	815,280
Dresser-Rand Group Inc.[a]	44,137	1,408,412
FMC Technologies Inc.[a]	16,178	1,146,697
Global Industries Ltd.[a]	1,233	25,597
Grant Prideco Inc.[a]	71,916	3,706,551
Halliburton Co.	555,670	17,653,636
Hanover Compressor Co.[a]	41,227	891,740
Helix Energy Solutions Group Inc.[a]	50,986	1,950,724
Hydril Co.[a]	1,176	113,860
Input/Output Inc.[a]	42,050	588,280

44	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Lone Star Technologies Inc.[a]	18,186	$1,207,732
National Oilwell Varco Inc.[a]	95,273	8,083,914
Newpark Resources Inc.[a]	53,414	439,063
Oceaneering International Inc.[a]	6,328	300,833
Oil States International Inc.[a]	27,683	939,284
Schlumberger Ltd.	790,317	58,349,104
SEACOR Holdings Inc.[a]	6,103	581,494
Smith International Inc.	129,267	6,778,762
Superior Energy Services Inc.[a]	17,870	649,217
Tetra Technologies Inc.[a]	16,780	444,502
Tidewater Inc.	30,745	1,943,391
Universal Compression Holdings Inc.[a]	1,571	104,581
Weatherford International Ltd.[a]	192,927	10,126,738
W-H Energy Services Inc.[a]	17,912	969,218

		153,959,599

PIPELINES – 2.85%
El Paso Corp.	230,341	3,455,115
Kinder Morgan Inc.	95,775	10,205,784
Williams Companies Inc. (The)	410,006	12,095,177

		25,756,076

TRANSPORTATION – 0.05%
Bristow Group Inc.[a]	13,205	496,508

		496,508

TOTAL COMMON STOCKS (Cost: $ 768,959,956)		904,435,930

SHORT-TERM INVESTMENTS – 0.16%

CERTIFICATES OF DEPOSIT[c] – 0.00%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$1,859	1,859
Deutsche Bank AG
5.35%, 08/08/07	3,319	3,319

		5,178

COMMERCIAL PAPER[c] – 0.00%
BNP Paribas Finance Inc.
5.12%, 06/06/07	465	462
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	4,321	4,315

Security	Principal	Value
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	$3,667	$3,648
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	2,323	2,304
Grampian Funding LLC
5.14%, 06/06/07[d]	1,992	1,981
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	1,328	1,321
Irish Permanent Treasury PLC
5.18%, 07/10/07	664	657
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	1,477	1,475
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	1,678	1,664
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	2,995	2,993
Nestle Capital Corp.
5.19%, 08/09/07[d]	797	785
Park Sienna LLC
5.30%, 05/18/07[d]	797	795
Simba Funding Corp.
5.20%, 07/23/07[d]	1,328	1,312
Societe Generale
5.18%, 05/16/07[d]	3,319	3,312
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	664	663
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	697	695
Tulip Funding Corp.
5.29%, 05/08/07[d]	2,788	2,785
Westpac Banking Corp.
5.20%, 07/12/07[d]	1,195	1,182
Zela Finance Inc.
5.20%, 07/16/07[d]	797	788

		33,137

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	$996	$996
K2 USA LLC
5.39%, 06/04/07[d]	996	996
Sigma Finance Inc.
5.51%, 06/18/07[d]	1,089	1,089

		3,081

MONEY MARKET FUNDS – 0.15%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	873,285	873,285
BGI Cash Premier Fund LLC
5.31%[c,e,f]	460,000	460,000

		1,333,285

REPURCHASE AGREEMENTS[c] – 0.00%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,248 (collateralized by non-U.S. government debt securities, value $1,289, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$1,248	1,248
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,655 (collateralized by non-U.S. government debt securities, value $2,795, 2.48% to 6.13%, 1/15/08 to 7/27/26).	2,655	2,655
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $1,992 (collateralized by non-U.S. government debt securities, value $2,197, 0.45% to 8.35%, 10/17/18 to 11/25/52).	1,992	1,992

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $1,992 (collateralized by U.S. government obligations, value $2,037, 4.50% to 8.75%, 5/1/08 to 4/1/37).	$1,992	$1,992
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,992 (collateralized by non-U.S. government debt securities, value $2,119, 0.00% to 6.00%, 2/7/17 to 11/30/60).	1,992	1,992
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $1,328 (collateralized by non-U.S. government debt securities, value $1,465, 6.43% to 7.34%, 6/1/13 to 1/5/37).	1,328	1,328
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $664 (collateralized by non-U.S. government debt securities, value $699, 5.26% to 5.95%, 5/1/32 to 6/1/46).	664	664
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $332 (collateralized by non-U.S. government debt securities, value $350, 6.13% to 6.75%, 4/1/13 to 1/15/16).	332	332

46	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $5,976 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $6,250, 0.00% to 12.00%, 6/1/07 to 7/1/45).	$5,975	$5,975
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,328 (collateralized by non-U.S. government debt securities, value $1,376, 4.13% to 8.13%, 9/1/09 to 10/1/26).	1,328	1,328
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,328 (collateralized by non-U.S. government debt securities, value $1,399, 4.70% to 6.57%, 12/15/14 to 6/12/47).	1,328	1,328

		20,834

TIME DEPOSITS[c] – 0.00%
Branch Banking & Trust
5.25%, 05/01/07	3,669	3,669
Societe Generale
5.27%, 05/01/07	4,647	4,647
SunTrust Bank
5.25%, 05/01/07	2,323	2,323

		10,639

VARIABLE & FLOATING RATE NOTES[c] – 0.01%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	996	996
ASIF Global Financing
5.40%, 05/03/07[d]	133	133
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	1,275	1,275

Security	Principal	Value
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	$730	$730
Commodore CDO Ltd.
5.42%, 12/12/07	285	285
DaimlerChrysler Auto Trust
Series 2006-C Class A1
5.33%, 10/08/07[d]	14	14
Granite Master Issuer PLC
5.29%, 08/20/07[d]	4,647	4,647
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	664	664
Holmes Financing PLC
5.29%, 07/16/07[d]	2,323	2,323
JP Morgan Securities Inc.
5.40%, 11/16/07	2,655	2,655
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	2,655	2,655
Leafs LLC
5.32%, 01/22/08	1,283	1,283
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	1,460	1,460
Master Funding LLC
5.35%, 05/25/07[d]	1,208	1,208
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	1,460	1,460
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	133	133
Mound Financing PLC
5.29%, 05/08/07[d]	1,248	1,248
National City Bank of Indiana
5.34%, 05/21/07	664	664
Newcastle Ltd.
5.34%, 01/24/08[d]	863	863
Sedna Finance Inc.
5.32%, 05/25/07[d]	597	597
Strips III LLC
5.37%, 07/24/07[d]	253	253
SunTrust Bank
5.29%, 05/01/07	1,328	1,328

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	$1,382	$1,382
Wachovia Bank N.A.
5.36%, 05/22/07	3,359	3,359
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	996	996
White Pine Finance LLC
5.31%, 05/22/07[d]	730	730
Wind Master Trust
5.31%, 07/25/07[d]	531	531

		33,872

TOTAL SHORT-TERM INVESTMENTS (Cost: $ 1,440,026)		1,440,026

TOTAL INVESTMENTS IN SECURITIES – 100.09% (Cost: $ 770,399,982)		905,875,956

Other Assets, Less Liabilities – (0.09)%		(786,276)

NET ASSETS – 100.00%		$905,089,680

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

48	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value

COMMON STOCKS – 99.87%

AGRICULTURE – 0.08%
Delta & Pine Land Co.	25,330	$1,044,609

		1,044,609

BIOTECHNOLOGY – 11.99%
Affymetrix Inc.[a]	50,206	1,318,912
Alexion Pharmaceuticals Inc.[a]	24,703	1,034,068
Amgen Inc.[a]	832,923	53,423,681
Biogen Idec Inc.[a]	240,871	11,371,520
Bio-Rad Laboratories Inc. Class Aa	12,438	880,237
Celera Group[a]	60,448	846,272
Celgene Corp.[a]	266,150	16,277,734
Charles River Laboratories
International Inc.[a]	46,973	2,224,641
Enzo Biochem Inc.[a]	23,713	398,616
Enzon Pharmaceuticals Inc.[a]	33,773	286,395
Genentech Inc.[a]	330,820	26,462,292
Genzyme Corp.[a]	186,227	12,162,485
Human Genome Sciences Inc.[a]	104,277	1,123,063
Illumina Inc.[a]	42,543	1,388,178
Incyte Corp.[a]	64,357	496,192
InterMune Inc.[a,b]	18,567	536,772
Invitrogen Corp.[a]	34,950	2,288,176
MedImmune Inc.[a]	172,461	9,775,089
Millennium Pharmaceuticals Inc.[a]	232,305	2,573,939
Millipore Corp.[a]	38,021	2,807,090
Myriad Genetics Inc.[a]	29,580	1,081,149
Nektar Therapeutics[a,b]	71,695	886,867
PDL BioPharma Inc.[a]	83,205	2,101,758
Regeneron Pharmaceuticals Inc.[a]	46,595	1,267,384
Savient Pharmaceuticals Inc.[a]	34,595	397,842
Vertex Pharmaceuticals Inc.[a,b]	92,620	2,847,139

		156,257,491

COMMERCIAL SERVICES – 0.26%
PAREXEL International Corp.[a]	19,177	753,273
Pharmaceutical Product
Development Inc.	72,493	2,614,823

		3,368,096

DISTRIBUTION & WHOLESALE – 0.08%
Owens & Minor Inc.	29,849	1,055,162

		1,055,162

Security	Shares	Value

ELECTRONICS – 1.90%
Applera Corp. – Applied
Biosystems Group	131,060	$4,094,314
Thermo Fisher Scientific Inc.[a]	289,300	15,060,958
Varian Inc.[a]	21,938	1,271,526
Waters Corp.[a]	71,945	4,275,691

		24,702,489

HEALTH CARE - PRODUCTS – 27.22%
Advanced Medical Optics Inc.[a]	42,641	1,723,976
Alcon Inc.	55,293	7,460,684
American Medical Systems
Holdings Inc.[a]	52,780	935,789
ArthroCare Corp.[a,b]	19,844	818,763
Bard (C.R.) Inc.	74,566	6,198,672
Bausch & Lomb Inc.	38,864	2,286,369
Baxter International Inc.	469,876	26,609,078
Beckman Coulter Inc.	43,726	2,746,430
Becton, Dickinson & Co.	163,772	12,887,219
Biomet Inc.	163,645	7,069,464
Biosite Inc.[a]	11,756	1,087,430
Boston Scientific Corp.[a]	978,055	15,101,169
Cooper Companies Inc.	33,017	1,687,169
Cyberonics Inc.[a]	16,159	353,236
Cytyc Corp.[a]	79,639	2,805,682
Dade Behring Holdings Inc.	61,727	3,031,413
Datascope Corp.	8,711	322,743
DENTSPLY International Inc.	102,017	3,408,388
Edwards Lifesciences Corp.[a]	41,921	2,054,129
Gen-Probe Inc.[a]	37,579	1,920,663
Haemonetics Corp.[a]	18,093	865,569
Henry Schein Inc.[a]	62,981	3,283,200
Hillenbrand Industries Inc.	41,280	2,524,272
Hologic Inc.[a]	38,686	2,226,379
IDEXX Laboratories Inc.[a]	22,374	2,017,464
Immucor Inc.[a]	49,539	1,616,458
Intuitive Surgical Inc.[a]	26,330	3,413,948
Johnson & Johnson	2,069,728	132,917,932
Kinetic Concepts Inc.[a]	36,763	1,838,150
Kyphon Inc.[a]	32,258	1,503,545
Medtronic Inc.	825,252	43,680,588
Mentor Corp.	29,335	1,141,425

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
Patterson Companies Inc.[a]	92,497	$3,335,442
PolyMedica Corp.	16,748	677,289
PSSWorld Medical Inc.[a]	45,851	921,605
ResMed Inc.[a,b]	54,097	2,286,139
Respironics Inc.[a]	52,632	2,145,280
St. Jude Medical Inc.[a]	251,925	10,779,871
Steris Corp.	44,077	1,126,608
Stryker Corp.	199,654	12,965,531
TECHNE Corp.[a]	27,266	1,607,876
Varian Medical Systems Inc.[a]	93,592	3,950,518
Ventana Medical Systems Inc.[a]	25,148	1,221,941
Viasys Healthcare Inc.[a]	21,547	689,935
Zimmer Holdings Inc.[a]	170,876	15,460,860

		354,706,291

HEALTH CARE - SERVICES – 13.54%
Aetna Inc.	366,299	17,172,097
AMERIGROUP Corp.[a]	35,741	1,005,394
Apria Healthcare Group Inc.[a]	29,116	924,142
Brookdale Senior Living Inc.	36,807	1,671,406
Centene Corp.[a]	30,263	629,773
Community Health Systems Inc.[a]	67,636	2,489,005
Covance Inc.[a]	45,888	2,776,224
Coventry Health Care Inc.[a]	113,530	6,565,440
DaVita Inc.[a]	73,312	4,003,568
Health Management Associates Inc. Class A	169,553	1,812,522
Health Net Inc.[a]	82,828	4,477,682
HealthSouth Corp.[a]	57,191	1,201,011
Healthways Inc.[a]	24,408	1,035,387
Humana Inc.[a]	118,715	7,507,537
Laboratory Corp. of America Holdings[a,b]	89,421	7,058,894
LifePoint Hospitals Inc.[a]	37,060	1,353,061
Lincare Holdings Inc.[a]	59,367	2,341,434
Magellan Health Services Inc.[a]	27,574	1,182,925
Manor Care Inc.	53,466	3,469,409
Odyssey Healthcare Inc.[a]	24,586	327,977
Pediatrix Medical Group Inc.[a]	35,392	2,019,114
Psychiatric Solutions Inc.[a]	39,314	1,378,742
Quest Diagnostics Inc.	107,656	5,263,302
Sierra Health Services Inc.[a]	36,065	1,493,812
Sunrise Senior Living Inc.[a]	30,095	1,152,338

Security	Shares	Value
Tenet Healthcare Corp.[a]	340,404	$2,525,798
Triad Hospitals Inc.[a]	64,436	3,424,129
UnitedHealth Group Inc.	961,773	51,031,675
Universal Health Services Inc. Class B	36,203	2,198,246
Wellcare Health Plans Inc.[a]	24,594	1,982,030
WellPoint Inc.[a]	442,211	34,921,403

		176,395,477

INSURANCE – 0.88%
CIGNA Corp.	73,238	11,395,100

		11,395,100

PHARMACEUTICALS – 43.92%
Abbott Laboratories	1,098,552	62,200,014
Abraxis BioScience Inc.[a]	16,118	443,406
Adams Respiratory Therapeutics Inc.[a]	22,008	825,520
Alkermes Inc.[a]	77,322	1,270,400
Allergan Inc.	108,172	13,110,446
Alpharma Inc. Class A	29,270	711,261
Amylin Pharmaceuticals Inc.[a,b]	84,863	3,507,388
Barr Pharmaceuticals Inc.[a]	75,816	3,666,462
BioMarin Pharmaceutical Inc.[a]	65,216	1,053,891
Bristol-Myers Squibb Co.	1,446,397	41,743,017
Cephalon Inc.[a]	46,798	3,725,589
Cubist Pharmaceuticals Inc.[a]	41,926	899,313
Endo Pharmaceuticals Holdings Inc.[a]	94,605	2,927,079
Express Scripts Inc.[a]	82,414	7,874,658
Forest Laboratories Inc.[a]	227,699	12,115,864
Gilead Sciences Inc.[a]	326,343	26,668,750
Hospira Inc.[a]	110,423	4,477,653
ImClone Systems Inc.[a]	43,905	1,839,180
King Pharmaceuticals Inc.[a]	174,828	3,575,233
Lilly (Eli) & Co.	690,015	40,800,587
Medarex Inc.[a]	96,365	1,319,237
Medco Health Solutions Inc.[a]	210,909	16,455,120
Medicines Co. (The)[a]	37,233	848,168
Medicis Pharmaceutical Corp. Class A	38,734	1,177,514
Merck & Co. Inc.	1,553,653	79,919,910
MGI Pharma Inc.[a]	55,546	1,223,123

50	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Mylan Laboratories Inc.	174,460	$3,825,908
Noven Pharmaceuticals Inc.[a]	16,202	379,289
Onyx Pharmaceuticals Inc.[a]	31,185	834,511
OSI Pharmaceuticals Inc.[a]	40,881	1,418,571
Par Pharmaceutical Companies Inc.[a]	27,027	727,837
Perrigo Co.	57,401	1,090,619
Pfizer Inc.	5,059,035	133,862,066
Schering-Plough Corp.	1,053,338	33,422,415
Sepracor Inc.[a]	77,424	4,156,120
Theravance Inc.[a]	34,163	1,131,820
United Therapeutics Inc.[a]	17,777	993,912
Valeant Pharmaceuticals International	65,476	1,179,878
Watson Pharmaceuticals Inc.[a]	71,859	1,961,751
Wyeth	952,672	52,873,296

		572,236,776

TOTAL COMMON STOCKS (Cost: $ 1,235,016,165)		1,301,161,491

SHORT-TERM INVESTMENTS – 0.94%

CERTIFICATES OF DEPOSIT[c] – 0.03%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$145,463	145,463
Deutsche Bank AG
5.35%, 08/08/07	259,755	259,755

		405,218

COMMERCIAL PAPER[c] – 0.20%
BNP Paribas Finance Inc.
5.12%, 06/06/07	36,366	36,180
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	338,120	337,705
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	286,980	285,505
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	181,829	180,296

Security	Principal	Value
Grampian Funding LLC
5.14%, 06/06/07[d]	$155,853	$155,053
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	103,902	103,371
Irish Permanent Treasury PLC
5.18%, 07/10/07	51,951	51,428
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	115,570	115,417
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	131,278	130,199
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	234,399	234,257
Nestle Capital Corp.
5.19%, 08/09/07[d]	62,341	61,442
Park Sienna LLC
5.30%, 05/18/07[d]	62,341	62,185
Simba Funding Corp.
5.20%, 07/23/07[d]	103,902	102,656
Societe Generale
5.18%, 05/16/07[d]	259,755	259,195
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	51,951	51,852
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	54,542	54,415
Tulip Funding Corp.
5.29%, 05/08/07[d]	218,194	217,970
Westpac Banking Corp.
5.20%, 07/12/07[d]	93,512	92,539
Zela Finance Inc.
5.20%, 07/16/07[d]	62,341	61,657

		2,593,322

MEDIUM-TERM NOTES[c] – 0.02%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	77,927	77,927
K2 USA LLC
5.39%, 06/04/07[d]	77,927	77,927
Sigma Finance Inc.
5.51%, 06/18/07[d]	85,200	85,200

		241,054

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MONEY MARKET FUNDS – 0.30%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	1,520,344	$1,520,344
BGI Cash Premier Fund LLC
5.31%[c,e,f]	2,386,089	2,386,089

		3,906,433

REPURCHASE AGREEMENTS[c] – 0.13%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $97,683 (collateralized by non-U.S. government debt securities, value $100,867, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$97,668	97,668
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $207,835 (collateralized by non-U.S. government debt securities, value $218,767, 2.48% to 6.13%, 1/15/08 to 7/27/26).	207,804	207,804
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $155,876 (collateralized by non-U.S. government debt securities, value $171,869, 0.45% to 8.35%, 10/17/18 to 11/25/52).	155,853	155,853
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $155,876 (collateralized by U.S. government obligations, value $159,383, 4.50% to 8.75%, 5/1/08 to 4/1/37).	155,853	155,853

Security	Principal	Value
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $155,876 (collateralized by non-U.S. government debt securities, value $165,759, 0.00% to 6.00%, 2/7/17 to 11/30/60).	$155,853	$155,853
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $103,918 (collateralized by non-U.S. government debt securities, value $114,632, 6.43% to 7.34%, 6/1/13 to 1/5/37).	103,902	103,902
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $51,959 (collateralized by non-U.S. government debt securities, value $54,697, 5.26% to 5.95%, 5/1/32 to 6/1/46).	51,951	51,951
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $25,980 (collateralized by non-U.S. government debt securities, value $27,352, 6.13% to 6.75%, 4/1/13 to 1/15/16).	25,976	25,976
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $467,630 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $489,094, 0.00% to 12.00%, 6/1/07 to 7/1/45).	467,559	467,559

52	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $103,917 (collateralized by non-U.S. government debt securities, value $107,627, 4.13% to 8.13%, 9/1/09 to 10/1/26).	$103,902	$103,902
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $103,917 (collateralized by non-U.S. government debt securities, value $109,477, 4.70% to 6.57%, 12/15/14 to 6/12/47).	103,902	103,902

		1,630,223

TIME DEPOSITS[c] – 0.06%
Branch Banking & Trust
5.25%, 05/01/07	287,138	287,138
Societe Generale
5.27%, 05/01/07	363,657	363,657
SunTrust Bank
5.25%, 05/01/07	181,829	181,829

		832,624

VARIABLE & FLOATING RATE NOTES[c] – 0.20%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	77,927	77,927
ASIF Global Financing
5.40%, 05/03/07[d]	10,390	10,390
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	99,746	99,740
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	57,146	57,146
Commodore CDO Ltd.
5.42%, 12/12/07	22,334	22,334
DaimlerChrysler Auto Trust
Series 2006-C Class A1
5.33%, 10/08/07[d]	1,113	1,113
Granite Master Issuer PLC
5.29%, 08/20/07[d]	363,657	363,657

Security	Principal	Value
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	$51,951	$51,948
Holmes Financing PLC
5.29%, 07/16/07[d]	181,829	181,829
JP Morgan Securities Inc.
5.40%, 11/16/07	207,804	207,804
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	207,804	207,804
Leafs LLC
5.32%, 01/22/08	100,388	100,388
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	114,292	114,292
Master Funding LLC
5.35%, 05/25/07[d]	94,523	94,523
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	114,292	114,292
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	10,390	10,390
Mound Financing PLC
5.29%, 05/08/07[d]	97,668	97,668
National City Bank of Indiana
5.34%, 05/21/07	51,951	51,951
Newcastle Ltd.
5.34%, 01/24/08[d]	67,536	67,526
Sedna Finance Inc.
5.32%, 05/25/07[d]	46,756	46,756
Strips III LLC
5.37%, 07/24/07[d]	19,761	19,761
SunTrust Bank
5.29%, 05/01/07	103,902	103,902
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	108,124	108,124
Wachovia Bank N.A.
5.36%, 05/22/07	262,872	262,872
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	77,927	77,938
White Pine Finance LLC
5.31%, 05/22/07[d]	57,146	57,145

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Wind Master Trust
5.31%, 07/25/07[d]	$41,561	$41,561

		2,650,781

TOTAL SHORT-TERM INVESTMENTS (Cost: $12,259,655)		12,259,655

TOTAL INVESTMENTS IN SECURITIES – 100.81% (Cost: $1,247,275,820)		1,313,421,146

Other Assets, Less Liabilities – (0.81)%		(10,493,109)

NET ASSETS – 100.00%		$1,302,928,037

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

54	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.94%

COMMERCIAL SERVICES – 0.15%
Gartner Inc.[a]	24,800	$625,704
SAIC Inc.[a]	31,284	572,184

		1,197,888

COMPUTERS – 27.70%
Agilysys Inc.	11,408	239,910
Apple Inc.[a]	315,343	31,471,231
Brocade Communications Systems Inc.[a]	143,691	1,403,861
CACI International Inc. Class Aa	11,082	506,780
Cadence Design Systems Inc.[a]	102,394	2,273,147
CIBER Inc.[a]	19,080	155,502
Cognizant Technology Solutions Corp.[a]	51,876	4,637,714
Computer Sciences Corp.[a]	62,749	3,485,079
Dell Inc.[a]	735,443	18,540,518
Diebold Inc.	24,786	1,181,549
DST Systems Inc.[a]	19,040	1,486,072
Electronic Data Systems Corp.	190,843	5,580,249
Electronics For Imaging Inc.[a]	20,598	549,349
EMC Corp.[a]	806,471	12,242,230
Gateway Inc.[a]	92,246	202,019
Henry (Jack) & Associates Inc.	30,919	734,326
Hewlett-Packard Co.	987,794	41,625,639
Hutchinson Technology Inc.[a]	9,432	179,208
Imation Corp.	12,633	466,284
International Business Machines Corp.	550,862	56,303,605
Komag Inc.[a]	11,108	305,581
Kronos Inc.[a]	11,953	652,275
Lexmark International Inc. Class Aa,b	36,434	1,985,653
Mentor Graphics Corp.[a]	32,060	518,731
MICROS Systems Inc.[a]	14,406	789,449
NCR Corp.[a]	65,908	3,321,763
Network Appliance Inc.[a]	136,904	5,094,198
Palm Inc.[a]	34,545	583,120
Perot Systems Corp. Class Aa	31,214	558,731
Quantum Corp.[a]	73,723	202,738
RadiSys Corp.[a]	7,251	109,925
SanDisk Corp.[a]	82,545	3,586,580
Seagate Technology	201,684	4,467,301

Security	Shares	Value
Silicon Storage Technology Inc.[a]	32,653	$134,530
SRA International Inc. Class Aa	14,822	362,101
Sun Microsystems Inc.[a]	1,308,604	6,830,913
Synopsys Inc.[a]	51,669	1,429,165
Unisys Corp.[a]	124,729	977,875
Western Digital Corp.[a]	79,680	1,408,742

		216,583,643

DISTRIBUTION & WHOLESALE – 0.55%
Brightpoint Inc.[a]	19,036	253,179
CDW Corp.	22,217	1,599,846
Ingram Micro Inc. Class Aa	51,862	1,017,532
Tech Data Corp.[a]	20,143	715,882
United Stationers Inc.[a]	11,543	687,039

		4,273,478

ELECTRONICS – 0.07%
Cymer Inc.[a]	14,180	574,432

		574,432

ENGINEERING & CONSTRUCTION – 0.05%
Dycom Industries Inc.[a]	14,411	373,389

		373,389

ENTERTAINMENT – 0.06%
Macrovision Corp.[a]	19,782	480,109

		480,109

INTERNET – 9.72%
Agile Software Corp.[a]	19,018	136,739
Akamai Technologies Inc.[a]	59,384	2,617,647
Ariba Inc.[a]	26,978	237,946
Avocent Corp.[a]	17,766	497,626
Check Point Software Technologies Ltd.[a]	64,077	1,509,013
Digital River Inc.[a]	15,111	884,447
EarthLink Inc.[a]	45,897	351,571
Equinix Inc.[a]	8,993	750,646
F5 Networks Inc.[a]	15,089	1,158,533
Google Inc. Class Aa	84,150	39,666,627
InfoSpace Inc.[a]	11,467	294,243
Interwoven Inc.[a]	13,752	209,993
j2 Global Communications Inc.[a]	17,960	516,530
McAfee Inc.[a]	58,157	1,889,521
Openwave Systems Inc.[a]	35,110	258,058

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
RealNetworks Inc.[a]	40,395	$304,982
S1 Corp.[a]	25,014	162,591
SonicWALL Inc.[a]	23,760	193,882
Symantec Corp.[a]	340,118	5,986,077
TIBCO Software Inc.[a]	79,040	720,845
United Online Inc.	24,076	347,417
VeriSign Inc.[a]	89,543	2,449,001
Vignette Corp.[a]	10,467	193,849
WebEx Communications Inc.[a]	16,506	936,550
webMethods Inc.[a]	20,165	183,300
Websense Inc.[a]	17,430	430,695
Yahoo! Inc.[a]	467,372	13,105,111

		75,993,440

MACHINERY – 0.05%
Intermec Inc.[a]	17,874	399,126

		399,126

OFFICE & BUSINESS EQUIPMENT – 1.40%
IKON Office Solutions Inc.	34,824	520,967
Pitney Bowes Inc.	81,186	3,896,928
Xerox Corp.[a]	353,277	6,535,624

		10,953,519

RETAIL – 0.05%
Insight Enterprises Inc.[a]	17,178	340,468

		340,468

SEMICONDUCTORS – 19.90%
Actel Corp.[a]	9,094	133,136
Advanced Micro Devices Inc.[a]	200,522	2,771,214
Altera Corp.[a]	132,009	2,975,483
Amkor Technology Inc.[a]	38,301	535,831
Analog Devices Inc.	123,672	4,776,213
Applied Materials Inc.	505,213	9,710,194
Applied Micro Circuits Corp.[a]	108,672	305,368
Asyst Technologies Inc.[a]	16,642	118,990
Atmel Corp.[a]	163,284	868,671
ATMI Inc.[a]	13,180	407,657
Axcelis Technologies Inc.[a]	36,867	282,033
Broadcom Corp. Class Aa	170,933	5,563,869
Brooks Automation Inc.[a]	27,362	478,014
Cabot Microelectronics Corp.[a]	8,798	282,768
Cirrus Logic Inc.[a]	28,396	235,119

Security	Shares	Value
Cohu Inc.	7,574	$155,873
Conexant Systems Inc.[a]	178,841	277,204
Cree Inc.[a,b]	28,030	571,812
Cypress Semiconductor Corp.[a]	52,419	1,196,202
DSP Group Inc.[a]	10,666	197,001
Emulex Corp.[a]	31,094	652,352
Entegris Inc.[a]	42,971	503,620
Exar Corp.[a]	12,953	174,606
Fairchild Semiconductor International Inc. Class Aa	44,393	781,317
FormFactor Inc.[a]	15,345	633,595
Integrated Device Technology Inc.[a]	73,205	1,096,611
Intel Corp.	2,127,471	45,740,626
International Rectifier Corp.[a]	26,046	918,903
Intersil Corp. Class A	51,913	1,546,488
KLA-Tencor Corp.	72,965	4,053,206
Kulicke & Soffa Industries Inc.[a]	20,249	202,085
Lam Research Corp.[a]	51,944	2,793,548
Lattice Semiconductor Corp.[a]	38,326	209,260
Linear Technology Corp.	109,962	4,114,778
LSI Corp.[a]	282,546	2,401,641
LTX Corp.[a]	22,152	132,026
Marvell Technology Group Ltd.[a]	168,379	2,715,953
Maxim Integrated Products Inc.	117,267	3,719,709
MEMC Electronic Materials Inc.[a]	62,350	3,421,768
Micrel Inc.[a]	22,327	280,204
Microchip Technology Inc.	77,882	3,141,760
Micron Technology Inc.[a]	275,823	3,163,690
Microsemi Corp.[a]	25,491	589,097
National Semiconductor Corp.	117,988	3,103,084
Novellus Systems Inc.[a]	46,207	1,495,721
NVIDIA Corp.[a]	128,849	4,237,844
OmniVision Technologies Inc.[a,b]	19,476	263,316
ON Semiconductor Corp.[a]	80,100	857,871
Photronics Inc.[a]	13,843	208,337
PMC-Sierra Inc.[a]	75,040	580,059
QLogic Corp.[a]	57,923	1,035,663
Rambus Inc.[a]	35,167	696,658
Semtech Corp.[a]	25,999	374,906
Silicon Image Inc.[a]	29,475	258,201
Silicon Laboratories Inc.[a]	18,653	612,005

56	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
SiRF Technology Holdings Inc.[a]	17,326	$420,329
Skyworks Solutions Inc.[a]	57,975	399,448
Teradyne Inc.[a]	71,543	1,248,425
Tessera Technologies Inc.[a]	16,640	712,026
Texas Instruments Inc.	543,461	18,678,755
TriQuint Semiconductor Inc.[a]	51,693	267,253
Varian Semiconductor Equipment Associates Inc.[a]	20,674	1,371,927
Xilinx Inc.	122,716	3,617,668
Zoran Corp.[a]	17,731	352,138

		155,621,129

SOFTWARE – 21.06%
Adobe Systems Inc.[a]	213,244	8,862,421
Advent Software Inc.[a]	7,907	265,359
ANSYS Inc.[a]	13,043	667,802
Autodesk Inc.[a]	84,541	3,489,007
BEA Systems Inc.[a]	144,134	1,699,340
BMC Software Inc.[a]	75,552	2,445,618
Borland Software Corp.[a]	28,542	158,979
CA Inc.	153,958	4,196,895
Cerner Corp.[a,b]	22,484	1,197,048
Citrix Systems Inc.[a]	67,265	2,192,839
Compuware Corp.[a]	122,479	1,208,868
CSG Systems International Inc.[a]	17,172	459,866
Dendrite International Inc.[a]	14,488	230,359
Fair Isaac Corp.	21,868	780,906
Informatica Corp.[a]	33,211	488,866
Inter-Tel Inc.	7,616	192,076
Intuit Inc.[a]	117,561	3,344,610
JDA Software Group Inc.[a]	10,438	185,796
Keane Inc.[a]	18,538	259,903
Microsoft Corp.	3,200,791	95,831,683
Novell Inc.[a]	128,637	939,050
Nuance Communications Inc.[a]	54,247	835,946
Oracle Corp.[a]	1,456,101	27,374,699
Packeteer Inc.[a]	13,233	125,713
Parametric Technology Corp.[a]	43,095	765,798
Progress Software Corp.[a]	15,521	467,648
Quest Software Inc.[a]	20,993	357,091
Red Hat Inc.[a]	69,588	1,471,090
Salesforce.com Inc.[a]	32,497	1,364,874

Security	Shares	Value
Sybase Inc.[a]	32,729	$791,715
Transaction Systems Architects Inc. Class Aa	14,607	463,480
Trident Microsystems Inc.[a]	20,590	437,126
VeriFone Holdings Inc.[a]	23,199	818,693
Wind River Systems Inc.[a]	29,731	292,256

		164,663,420

TELECOMMUNICATIONS – 19.18%
Adaptec Inc.[a]	42,298	163,270
ADC Telecommunications Inc.[a]	41,896	770,886
ADTRAN Inc.	24,011	611,080
Amdocs Ltd.[a]	69,132	2,540,601
American Tower Corp. Class Aa	154,435	5,868,530
Andrew Corp.[a]	57,716	630,259
Arris Group Inc.[a]	39,342	583,048
Avaya Inc.[a]	167,568	2,164,979
C-COR Inc.[a]	17,136	211,116
Ciena Corp.[a]	30,397	886,377
Cisco Systems Inc.[a]	2,225,674	59,514,523
Corning Inc.[a]	572,838	13,587,717
Crown Castle International Corp.[a]	80,833	2,775,805
Extreme Networks Inc.[a]	38,897	159,089
Finisar Corp.[a]	91,025	329,510
Foundry Networks Inc.[a]	46,076	696,669
Harmonic Inc.[a]	26,583	219,841
Harris Corp.	48,805	2,506,137
Harris Stratex Networks Inc.[a]	7,151	142,591
InterDigital Communications Corp.[a]	19,857	652,898
JDS Uniphase Corp.[a]	79,439	1,309,155
Juniper Networks Inc.[a]	206,397	4,615,037
Motorola Inc.	881,185	15,270,936
MRV Communications Inc.[a,b]	45,618	158,294
Plantronics Inc.	17,010	427,121
Polycom Inc.[a]	32,755	1,090,741
QUALCOMM Inc.	604,524	26,478,151
RF Micro Devices Inc.[a]	68,652	429,075
SAVVIS Inc.[a]	7,464	384,918
SBA Communications Corp.[a]	34,104	1,003,340
Sonus Networks Inc.[a]	95,846	740,890
Sycamore Networks Inc.[a]	68,609	251,795
Tekelec[a]	24,355	349,251

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Tellabs Inc.[a]	148,234	$1,574,245
3Com Corp.[a]	142,763	575,335
UTStarcom Inc.[a,b]	38,341	273,755

		149,946,965

TOTAL COMMON STOCKS (Cost: $780,141,919)		781,401,006

SHORT-TERM INVESTMENTS – 0.62%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$16,469	16,469
Deutsche Bank AG
5.35%, 08/08/07	29,408	29,408

		45,877

COMMERCIAL PAPER[c] – 0.04%
BNP Paribas Finance Inc.
5.12%, 06/06/07	4,117	4,096
Concord Minutemen
Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	38,280	38,233
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	32,490	32,323
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	20,586	20,412
Grampian Funding LLC
5.14%, 06/06/07[d]	17,645	17,554
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	11,763	11,703
Irish Permanent Treasury PLC
5.18%, 07/10/07	5,882	5,822
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	13,084	13,067
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	14,863	14,740
Lockhart Funding LLC
5.25%,
05/04/07 - 05/14/07[d]	26,537	26,521

Security	Shares or Principal	Value
Nestle Capital Corp.
5.19%, 08/09/07[d]	$7,058	$6,956
Park Sienna LLC
5.30%, 05/18/07[d]	7,058	7,040
Simba Funding Corp.
5.20%, 07/23/07[d]	11,763	11,622
Societe Generale
5.18%, 05/16/07[d]	29,408	29,345
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	5,882	5,870
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	6,175	6,161
Tulip Funding Corp.
5.29%, 05/08/07[d]	24,703	24,677
Westpac Banking Corp.
5.20%, 07/12/07[d]	10,587	10,477
Zela Finance Inc.
5.20%, 07/16/07[d]	7,058	6,980

		293,599

MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	8,822	8,822
K2 USA LLC
5.39%, 06/04/07[d]	8,822	8,822
Sigma Finance Inc.
5.51%, 06/18/07[d]	9,646	9,646

		27,290

MONEY MARKET FUNDS – 0.50%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	720,068	720,068
BGI Cash Premier Fund LLC
5.31%[c,e,f]	3,185,852	3,185,852

		3,905,920

58	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
REPURCHASE AGREEMENTS[c] – 0.02%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $11,059 (collateralized by non-U.S. government debt securities, value $11,420, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$11,057	$11,057
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $23,530 (collateralized by non-U.S. government debt securities, value $24,768, 2.48% to 6.13%, 1/15/08 to 7/27/26).	23,526	23,526
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $17,648 (collateralized by non-U.S. government debt securities, value $19,459, 0.45% to 8.35%, 10/17/18 to 11/25/52).	17,645	17,645
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $17,648 (collateralized by U.S. government obligations, value $18,045, 4.50% to 8.75%, 5/1/08 to 4/1/37).	17,645	17,645
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $17,648 (collateralized by non-U.S. government debt securities, value $18,767, 0.00% to 6.00%, 2/7/17 to 11/30/60).	17,645	17,645

Security	Principal	Value
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $11,765 (collateralized by non-U.S. government debt securities, value $12,978, 6.43% to 7.34%, 6/1/13 to 1/5/37).	$11,763	$11,763
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $5,883 (collateralized by non-U.S. government debt securities, value $6,193, 5.26% to 5.95%, 5/1/32 to 6/1/46).	5,882	5,882
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $2,941 (collateralized by non-U.S. government debt securities, value $3,096, 6.13% to 6.75%, 4/1/13 to 1/15/16).	2,941	2,941
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $52,943 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $55,373, 0.00% to 12.00%, 6/1/07 to 7/1/45).	52,935	52,935
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $11,765 (collateralized by non-U.S. government debt securities, value $12,185, 4.13% to 8.13%, 9/1/09 to 10/1/26).	11,763	11,763

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $11,765 (collateralized by non-U.S. government debt securities, value $12,394, 4.70% to 6.57%, 12/15/14 to 6/12/47).	$11,763	$11,763

		184,565

TIME DEPOSITS[c] – 0.01%
Branch Banking & Trust
5.25%, 05/01/07	32,508	32,508
Societe Generale
5.27%, 05/01/07	41,171	41,171
SunTrust Bank
5.25%, 05/01/07	20,586	20,586

		94,265

VARIABLE & FLOATING RATE NOTES[c] – 0.04%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	8,830	8,830
ASIF Global Financing
5.40%, 05/03/07[d]	1,176	1,176
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	11,293	11,292
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	6,470	6,470
Commodore CDO Ltd.
5.42%, 12/12/07	2,529	2,528
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	126	126
Granite Master Issuer PLC
5.29%, 08/20/07[d]	41,171	41,171
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	5,882	5,881
Holmes Financing PLC
5.29%, 07/16/07[d]	20,586	20,586
JP Morgan Securities Inc.
5.40%, 11/16/07	23,526	23,526
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	23,526	23,526
Leafs LLC
5.32%, 01/22/08	11,365	11,365

Security	Principal	Value
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	$12,940	$12,939
Master Funding LLC
5.35%, 05/25/07[d]	10,701	10,701
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	12,940	12,940
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	1,176	1,176
Mound Financing PLC
5.29%, 05/08/07[d]	11,057	11,057
National City Bank of Indiana
5.34%, 05/21/07	5,882	5,882
Newcastle Ltd.
5.34%, 01/24/08[d]	7,646	7,645
Sedna Finance Inc.
5.32%, 05/25/07[d]	5,293	5,293
Strips III LLC
5.37%, 07/24/07[d]	2,237	2,237
SunTrust Bank
5.29%, 05/01/07	11,763	11,763
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	12,241	12,241
Wachovia Bank N.A.
5.36%, 05/22/07	29,761	29,761
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	8,822	8,824
White Pine Finance LLC
5.31%, 05/22/07[d]	6,470	6,470
Wind Master Trust
5.31%, 07/25/07[d]	4,705	4,705

		300,111

TOTAL SHORT-TERM INVESTMENTS (Cost: $ 4,851,627)		4,851,627

TOTAL INVESTMENTS IN SECURITIES – 100.56% (Cost: $ 784,993,546)		786,252,633

Other Assets, Less Liabilities – (0.56)%		(4,366,056)

NET ASSETS – 100.00%		$781,886,577

60	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2007

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.94%

HOLDING COMPANIES - DIVERSIFIED – 2.54%
Leucadia National Corp.	875,549	$26,389,047

		26,389,047

TELECOMMUNICATIONS – 97.40%
Alltel Corp.	793,077	49,717,997
American Tower Corp. Class Aa	303,545	11,534,710
AT&T Inc.	6,457,199	250,022,745
BCE Inc.	1,055,388	35,619,345
CenturyTel Inc.	976,596	44,972,246
Cincinnati Bell Inc.[a]	1,946,752	9,870,033
Citizens Communications Co.	1,881,772	29,299,190
Crown Castle International Corp.[a]	281,894	9,680,240
Dobson Communications Corp. Class Aa	763,485	6,955,348
Embarq Corp.	602,628	36,181,785
IDT Corp.	174,964	1,852,869
IDT Corp. Class B	565,964	6,253,902
Leap Wireless International Inc.[a]	171,973	13,126,699
Level 3 Communications Inc.[a,b]	2,812,738	15,638,823
NII Holdings Inc. Class Ba,b	644,441	49,460,847
Qwest Communications International Inc.[a]	4,532,951	40,252,605
RCN Corp.[a]	113,093	3,055,773
Sprint Nextel Corp.	3,861,513	77,346,105
TeleCorp PCS Inc. Escrow[c]	15,427	2
Telephone & Data Systems Inc.	450,097	25,633,024
Telephone & Data Systems Inc. Special	446,836	23,592,941
Time WarnerTelecom Inc. Class Aa	368,273	7,549,596
United States Cellular Corp.[a]	416,049	30,163,553
Verizon Communications Inc.	4,815,028	183,837,769
Virgin Media Inc.	952,091	24,021,256
Windstream Corp.	1,861,976	27,222,089

		1,012,861,492

TOTAL COMMON STOCKS (Cost: $893,511,466)		1,039,250,539

Security	Principal	Value

SHORT-TERM INVESTMENTS – 4.84%

CERTIFICATES OF DEPOSIT[d] – 0.20%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$739,547	$739,547
Deutsche Bank AG
5.35%, 08/08/07	1,320,619	1,320,619

		2,060,166

COMMERCIAL PAPER[d] – 1.27%
BNP Paribas Finance Inc.
5.12%, 06/06/07	184,887	183,941
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[e]	1,719,034	1,716,927
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[e]	1,459,030	1,451,532
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	924,433	916,644
Grampian Funding LLC
5.14%, 06/06/07[e]	792,371	788,303
Harrier Finance Funding LLC
5.12%, 06/06/07[e]	528,248	525,546
Irish Permanent Treasury PLC
5.18%, 07/10/07	264,124	261,463
KKR Pacific Funding Trust
5.30%, 05/10/07[e]	587,570	586,791
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[e]	667,430	661,941
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[e]	1,191,705	1,190,987
Nestle Capital Corp.
5.19%, 08/09/07[e]	316,949	312,379
Park Sienna LLC
5.30%, 05/18/07[e]	316,949	316,155
Simba Funding Corp.
5.20%, 07/23/07[e]	528,248	521,914

62	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Societe Generale
5.18%, 05/16/07[e]	$1,320,619	$1,317,769
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[e]	264,124	263,618
Ticonderoga Funding LLC
5.27%, 05/17/07[e]	277,298	276,649
Tulip Funding Corp.
5.29%, 05/08/07[e]	1,109,320	1,108,179
Westpac Banking Corp.
5.20%, 07/12/07[e]	475,423	470,478
Zela Finance Inc.
5.20%, 07/16/07[e]	316,949	313,469

		13,184,685

MEDIUM-TERM NOTES[d] – 0.12%
Cullinan Finance Corp.
5.71%, 06/28/07[e]	396,186	396,186
K2 USA LLC
5.39%, 06/04/07[e]	396,186	396,186
Sigma Finance Inc.
5.51%, 06/18/07[e]	433,163	433,163

		1,225,535

MONEY MARKET FUNDS – 0.75%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[f,g]	1,793,300	1,793,300
BGI Cash Premier Fund LLC
5.31%[d,f,g]	6,000,000	6,000,000

		7,793,300

REPURCHASE AGREEMENTS[d] – 0.80%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $496,627 (collateralized by non-U.S. government debt securities, value $512,817, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$496,553	496,553

Security	Principal	Value
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,056,652 (collateralized by non-U.S. government debt securities, value $1,112,232, 2.48% to 6.13%, 1/15/08 to 7/27/26).	$1,056,495	$1,056,495
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $792,486 (collateralized by non-U.S. government debt securities, value $873,795, 0.45% to 8.35%, 10/17/18 to 11/25/52).	792,371	792,371
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $792,489 (collateralized by U.S. government obligations, value $810,320, 4.50% to 8.75%, 5/1/08 to 4/1/37).	792,371	792,371
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $792,489 (collateralized by non-U.S. government debt securities, value $842,733, 0.00% to 6.00%, 2/7/17 to 11/30/60).	792,371	792,371
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $528,328 (collateralized by non-U.S. government debt securities, value $582,799, 6.43% to 7.34%, 6/1/13 to 1/5/37).	528,248	528,248

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $264,163 (collateralized by non-U.S. government debt securities, value $278,084, 5.26% to 5.95%, 5/1/32 to 6/1/46).	$264,124	$264,124
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $132,082 (collateralized by non-U.S. government debt securities, value $139,056, 6.13% to 6.75%, 4/1/13 to 1/15/16).	132,062	132,062
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $2,377,473 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $2,486,599, 0.00% to 12.00%, 6/1/07 to 7/1/45).	2,377,114	2,377,114
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $528,327 (collateralized by non-U.S. government debt securities, value $547,188, 4.13% to 8.13%, 9/1/09 to 10/1/26).	528,248	528,248
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $528,327 (collateralized by non-U.S. government debt securities, value $556,592, 4.70% to 6.57%, 12/15/14 to 6/12/47).	528,248	528,248

		8,288,205

Security	Principal	Value
TIME DEPOSITS[d] – 0.41%
Branch Banking & Trust
5.25%, 05/01/07	$1,459,833	$1,459,833
Societe Generale
5.27%, 05/01/07	1,848,867	1,848,867
SunTrust Bank
5.25%, 05/01/07	924,433	924,433

		4,233,133

VARIABLE & FLOATING RATE NOTES[d] – 1.29%
Arkle Master Issuer PLC
5.30%, 11/19/07[e]	396,186	396,186
ASIF Global Financing
5.40%, 05/03/07[e]	52,825	52,825
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[e]	507,118	507,086
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[e]	290,536	290,536
Commodore CDO Ltd.
5.42%, 12/12/07	113,547	113,547
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[e]	5,659	5,659
Granite Master Issuer PLC
5.29%, 08/20/07[e]	1,848,867	1,848,867
Harrier Finance Funding LLC
5.29%, 08/07/07[e]	264,124	264,110
Holmes Financing PLC
5.29%, 07/16/07[e]	924,433	924,433
JP Morgan Securities Inc.
5.40%, 11/16/07	1,056,495	1,056,495
JPMorgan Chase & Co.
5.45%, 07/27/07[h]	1,056,495	1,056,495
Leafs LLC
5.32%, 01/22/08	510,381	510,381
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[e]	581,072	581,070
Master Funding LLC
5.35%, 05/25/07[e]	480,563	480,563

64	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[h]	$581,072	$581,072
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[e,h]	52,825	52,825
Mound Financing PLC
5.29%, 05/08/07[e]	496,553	496,553
National City Bank of Indiana
5.34%, 05/21/07	264,124	264,125
Newcastle Ltd.
5.34%, 01/24/08[e]	343,361	343,310
Sedna Finance Inc.
5.32%, 05/25/07[e]	237,711	237,710
Strips III LLC
5.37%, 07/24/07[e]	100,466	100,466
SunTrust Bank
5.29%, 05/01/07	528,248	528,248
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[e]	549,713	549,713
Wachovia Bank N.A.
5.36%, 05/22/07	1,336,466	1,336,467
Wal-Mart Stores Inc.
5.50%, 07/16/07[e]	396,186	396,241
White Pine Finance LLC
5.31%, 05/22/07[e]	290,536	290,532
Wind Master Trust
5.31%, 07/25/07[e]	211,299	211,299

		13,476,814

TOTAL SHORT-TERM INVESTMENTS (Cost: $ 50,261,838)		50,261,838

TOTAL INVESTMENTS IN SECURITIES – 104.78% (Cost: $ 943,773,304)		1,089,512,377

Other Assets, Less Liabilities – (4.78)%		(49,660,349)

NET ASSETS – 100.00%		$1,039,852,028

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued at fair value in accordance with procedures approved by the Board of Trustees. See Note 1.
[d]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[e]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.81%

ELECTRIC – 84.04%
AES Corp. (The)[a]	980,138	$21,553,235
Allegheny Energy Inc.[a]	246,930	13,200,878
ALLETE Inc.	37,613	1,820,845
Alliant Energy Corp.	173,465	7,597,767
Ameren Corp.	305,219	16,045,363
American Electric Power Co. Inc.	588,218	29,540,308
Aquila Inc.[a]	557,195	2,301,215
Avista Corp.	78,845	1,859,954
Black Hills Corp.	49,434	1,967,968
CenterPoint Energy Inc.	410,597	7,731,541
Cleco Corp.	85,750	2,406,145
CMS Energy Corp.	330,334	6,117,786
Consolidated Edison Inc.	382,948	19,629,914
Constellation Energy Group Inc.	266,675	23,766,076
Dominion Resources Inc.	527,200	48,080,640
DPL Inc.	168,948	5,296,520
DTE Energy Co.	265,704	13,441,965
Duke Energy Corp.	1,873,858	38,451,566
Duquesne Light Holdings Inc.	130,742	2,606,995
Edison International	447,136	23,407,570
El Paso Electric Co.[a]	69,663	1,839,103
Energy East Corp.	220,194	5,333,099
Entergy Corp.	310,011	35,074,645
Exelon Corp.	1,001,895	75,552,902
FirstEnergy Corp.	476,937	32,641,568
FPL Group Inc.	555,453	35,754,510
Great Plains Energy Inc.	120,205	3,923,491
Hawaiian Electric Industries Inc.[b]	119,932	3,156,610
IDACORP Inc.	63,853	2,199,736
Integrys Energy Group Inc.	111,497	6,254,982
Mirant Corp.[a]	383,999	17,230,035
Northeast Utilities	229,457	7,381,632
NorthWestern Corp.	53,161	1,868,078
NRG Energy Inc.[a]	182,772	14,431,677
NSTAR	159,491	5,725,727
Pepco Holdings Inc.	281,602	8,312,891
PG&E Corp.	524,170	26,523,002
Pinnacle West Capital Corp.	148,198	7,156,481
PNM Resources Inc.	102,850	3,347,767

Security	Shares	Value
PPL Corp.	567,908	$24,766,468
Progress Energy Inc.	376,021	19,007,862
Public Service Enterprise Group Inc.	375,281	32,443,042
Puget Energy Inc.	171,839	4,436,883
Reliant Energy Inc.[a]	506,924	11,289,197
SCANA Corp.	157,374	6,850,490
Sierra Pacific Resources Corp.[a]	330,231	6,030,018
Southern Co. (The)	1,109,884	41,942,516
TECO Energy Inc.	311,442	5,590,384
TXU Corp.	689,356	45,207,966
UniSource Energy Corp.	52,324	2,009,765
Westar Energy Inc.	129,554	3,526,460
Wisconsin Energy Corp.	174,800	8,528,492
Xcel Energy Inc.	599,010	14,430,151

		806,591,881

ENVIRONMENTAL CONTROL – 0.39%
Nalco Holding Co.	139,667	3,712,349

		3,712,349

GAS – 8.89%
AGL Resources Inc.	116,549	5,074,543
Atmos Energy Corp.	132,491	4,202,615
Energen Corp.	97,449	5,462,016
KeySpan Corp.	260,528	10,788,464
New Jersey Resources Corp.	41,223	2,213,675
Nicor Inc.[b]	65,754	3,369,235
NiSource Inc.	404,365	9,943,335
Northwest Natural Gas Co.	41,170	2,091,848
Piedmont Natural Gas Co.[b]	105,474	2,783,459
Sempra Energy	341,804	21,697,718
Southern Union Co.	168,023	5,117,981
Southwest Gas Corp.	61,874	2,344,406
UGI Corp.	157,010	4,452,804
Vectren Corp.	113,362	3,295,433
WGL Holdings Inc.	73,330	2,481,487

		85,319,019

PIPELINES – 6.04%
Equitable Resources Inc.	169,871	8,834,991
National Fuel Gas Co.	105,102	4,940,845
ONEOK Inc.	153,866	7,448,653
Questar Corp.	126,560	12,292,773
Spectra Energy Corp.	936,936	24,454,030

		57,971,292

66	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2007

Security	Shares or Principal	Value

WATER – 0.45%
Aqua America Inc.[b]	197,280	$4,361,861

		4,361,861

TOTAL COMMON STOCKS (Cost: $ 738,634,566)		957,956,402

SHORT-TERM INVESTMENTS – 0.90%

CERTIFICATES OF DEPOSIT[c] – 0.04%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$120,074	120,074
Deutsche Bank AG
5.35%, 08/08/07	214,419	214,419

		334,493

COMMERCIAL PAPER[c] – 0.22%
BNP Paribas Finance Inc.
5.12%, 06/06/07	30,019	29,865
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	279,106	278,762
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	236,891	235,674
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	150,093	148,829
Grampian Funding LLC
5.14%, 06/06/07[d]	128,651	127,991
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	85,767	85,329
Irish Permanent Treasury PLC
5.18%, 07/10/07	42,884	42,452
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	95,399	95,273
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	108,365	107,474
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	193,488	193,371

Security	Shares or Principal	Value
Nestle Capital Corp.
5.19%, 08/09/07[d]	$51,460	$50,719
Park Sienna LLC
5.30%, 05/18/07[d]	51,460	51,332
Simba Funding Corp.
5.20%, 07/23/07[d]	85,767	84,739
Societe Generale
5.18%, 05/16/07[d]	214,419	213,956
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	42,884	42,802
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	45,023	44,917
Tulip Funding Corp.
5.29%, 05/08/07[d]	180,112	179,926
Westpac Banking Corp.
5.20%, 07/12/07[d]	77,191	76,388
Zela Finance Inc.
5.20%, 07/16/07[d]	51,460	50,896

		2,140,695

MEDIUM-TERM NOTES[c] – 0.02%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	64,326	64,326
K2 USA LLC
5.39%, 06/04/07[d]	64,326	64,326
Sigma Finance Inc.
5.51%, 06/18/07[d]	70,329	70,329

		198,981

MONEY MARKET FUNDS – 0.18%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	1,325,809	1,325,809
BGI Cash Premier Fund LLC
5.31%[c,e,f]	430,110	430,110

		1,755,919

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
REPURCHASE AGREEMENTS[c] – 0.14%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $80,633 (collateralized by non-U.S. government debt securities, value $83,262, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$80,621	$80,621
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $171,561 (collateralized by non-U.S. government debt securities, value $180,585, 2.48% to 6.13%, 1/15/08 to 7/27/26).	171,535	171,535
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $128,670 (collateralized by non-U.S. government debt securities, value $141,872, 0.45% to 8.35%, 10/17/18 to 11/25/52).	128,651	128,651
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $128,670 (collateralized by U.S. government obligations, value $131,565, 4.50% to 8.75%, 5/1/08 to 4/1/37).	128,651	128,651
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $128,670 (collateralized by non-U.S. government debt securities, value $136,828, 0.00% to 6.00%, 2/7/17 to 11/30/60).	128,651	128,651

Security	Principal	Value
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $85,780 (collateralized by non-U.S. government debt securities, value $94,624, 6.43% to 7.34%, 6/1/13 to 1/5/37).	$85,767	$85,767
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $42,890 (collateralized by non-U.S. government debt securities, value $45,150, 5.26% to 5.95%, 5/1/32 to 6/1/46).	42,884	42,884
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $21,445 (collateralized by non-U.S. government debt securities, value $22,577, 6.13% to 6.75%, 4/1/13 to 1/15/16).	21,442	21,442
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $386,011 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $403,729, 0.00% to 12.00%, 6/1/07 to 7/1/45).	385,953	385,953
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $85,780 (collateralized by non-U.S. government debt securities, value $88,842, 4.13% to 8.13%, 9/1/09 to 10/1/26).	85,767	85,767

68	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2007

Security	Principal	Value
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $85,780 (collateralized by non-U.S. government debt securities, value $90,369, 4.70% to 6.57%, 12/15/14 to 6/12/47).	$85,767	$85,767

		1,345,689

TIME DEPOSITS[c] – 0.07%
Branch Banking & Trust
5.25%, 05/01/07	237,022	237,022
Societe Generale
5.27%, 05/01/07	300,186	300,186
SunTrust Bank
5.25%, 05/01/07	150,093	150,093

		687,301

VARIABLE & FLOATING RATE NOTES[c] – 0.23%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	64,326	64,326
ASIF Global Financing
5.40%, 05/03/07[d]	8,577	8,577
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	82,337	82,332
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	47,172	47,172
Commodore CDO Ltd.
5.42%, 12/12/07	18,436	18,436
DaimlerChrysler Auto Trust
Series 2006-C Class A1
5.33%, 10/08/07[d]	919	919
Granite Master Issuer PLC
5.29%, 08/20/07[d]	300,186	300,186
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	42,884	42,881
Holmes Financing PLC
5.29%, 07/16/07[d]	150,093	150,093
JP Morgan Securities Inc.
5.40%, 11/16/07	171,535	171,535
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	171,535	171,535
Leafs LLC
5.32%, 01/22/08	82,867	82,867

Security	Principal	Value
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	$94,344	$94,344
Master Funding LLC
5.35%, 05/25/07[d]	78,025	78,025
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	94,344	94,344
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	8,577	8,577
Mound Financing PLC
5.29%, 05/08/07[d]	80,621	80,621
National City Bank of Indiana
5.34%, 05/21/07	42,884	42,884
Newcastle Ltd.
5.34%, 01/24/08[d]	55,749	55,741
Sedna Finance Inc.
5.32%, 05/25/07[d]	38,595	38,595
Strips III LLC
5.37%, 07/24/07[d]	16,312	16,312
SunTrust Bank
5.29%, 05/01/07	85,767	85,767
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	89,253	89,252
Wachovia Bank N.A.
5.36%, 05/22/07	216,992	216,992
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	64,326	64,335
White Pine Finance LLC
5.31%, 05/22/07[d]	47,172	47,171
Wind Master Trust
5.31%, 07/25/07[d]	34,307	34,307

		2,188,126

TOTAL SHORT-TERM INVESTMENTS (Cost: $ 8,651,204)		8,651,204

TOTAL INVESTMENTS IN SECURITIES – 100.71% (Cost: $ 747,285,770)		966,607,606

Other Assets, Less Liabilities – (0.71)%		(6,784,934)

NET ASSETS – 100.00%		$959,822,672

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2007

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

70	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.61%

AGRICULTURE – 4.53%
Altria Group Inc.	4,016,772	$276,835,926
Universal Corp.[a]	1,669,339	104,634,169
UST Inc.	190,191	10,780,026

		392,250,121

AUTO MANUFACTURERS – 0.92%
General Motors Corp.	2,541,032	79,356,429

		79,356,429

AUTO PARTS & EQUIPMENT – 0.21%
Superior Industries
International Inc.[b]	780,871	17,842,902

		17,842,902

BANKS – 26.28%
Associated Bancorp	2,571,331	83,259,698
Bank of America Corp.	4,886,107	248,702,846
Bank of Hawaii Corp.	477,528	25,261,231
BB&T Corp.	1,331,201	55,404,586
Citizens Banking Corp.	2,744,620	54,919,846
Colonial BancGroup Inc. (The)	162,821	3,917,473
Comerica Inc.	2,917,855	180,644,403
Compass Bancshares Inc.	349,671	23,840,569
F.N.B. Corp. (Pennsylvania)	2,846,443	47,763,314
Fifth Third Bancorp	1,653,769	67,126,484
First Horizon National Corp.	2,692,340	105,566,651
FirstMerit Corp.[a]	4,042,850	84,414,708
Fulton Financial Corp.	118,496	1,744,261
Huntington Bancshares Inc.	2,623,445	58,188,010
KeyCorp	4,218,099	150,501,772
National City Corp.	3,823,048	139,732,405
PNC Financial Services Group	3,078,234	228,097,139
Popular Inc.	818,621	13,761,019
Provident Bankshares Corp.	1,504,718	48,211,165
Regions Financial Corp.	5,337,150	187,280,593
Sky Financial Group Inc.	2,401,225	65,433,381
SunTrust Banks Inc.	584,082	49,308,203
Synovus Financial Corp.	106,507	3,361,361
TCF Financial Corp.	735,938	19,929,201
TrustCo Bank Corp. NY	1,185,252	10,868,761
U.S. Bancorp	1,188,112	40,811,647

Security	Shares	Value
UnionBanCal Corp.	195,397	$12,013,008
Valley National Bancorp	54,599	1,385,177
Wachovia Corp.	2,372,806	131,785,645
Wells Fargo & Co.	2,211,806	79,381,717
Whitney Holding Corp.	1,718,112	52,866,306

		2,275,482,580

BEVERAGES – 0.32%
Coca-Cola Co. (The)	534,147	27,877,132

		27,877,132

BUILDING MATERIALS – 0.58%
Masco Corp.	1,850,474	50,351,398

		50,351,398

CHEMICALS – 6.90%
Dow Chemical Co. (The)	1,692,865	75,518,708
Eastman Chemical Co.	2,127,492	144,031,208
Lubrizol Corp.	1,672,134	100,227,712
Lyondell Chemical Co.	2,702,603	84,105,005
Olin Corp.	301,007	5,159,260
PPG Industries Inc.	1,842,217	135,550,327
RPM International Inc.	2,231,088	47,455,242
Sensient Technologies Corp.	220,020	5,760,124

		597,807,586

COMMERCIAL SERVICES – 0.99%
Donnelley (R.R.) & Sons Co.	2,125,894	85,460,939

		85,460,939

DISTRIBUTION & WHOLESALE – 1.45%
Genuine Parts Co.	2,535,017	125,255,190

		125,255,190

DIVERSIFIED FINANCIAL SERVICES – 3.29%
Citigroup Inc.	2,251,732	120,737,870
IndyMac Bancorp Inc.[b]	170,075	5,143,068
JPMorgan Chase & Co.	2,543,777	132,530,782
Waddell & Reed Financial Inc. Class A	1,103,705	26,731,735

		285,143,455

ELECTRIC – 19.06%
Black Hills Corp.	1,278,748	50,906,958
CenterPoint Energy Inc.	1,465,612	27,597,474
Consolidated Edison Inc.	330,465	16,939,636
DPL Inc.	271,138	8,500,176

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2007

Security	Shares	Value
DTE Energy Co.	4,577,722	$231,586,956
Duke Energy Corp.	477,710	9,802,609
Duquesne Light Holdings Inc.	3,465,910	69,110,245
Energy East Corp.	4,744,389	114,909,102
Entergy Corp.	590,817	66,845,035
Exelon Corp.	480,433	36,229,453
FirstEnergy Corp.	3,572,809	244,523,048
FPL Group Inc.	4,139,955	266,488,903
Great Plains Energy Inc.	516,696	16,864,958
Northeast Utilities	373,597	12,018,616
OGE Energy Corp.	558,544	21,470,431
Pinnacle West Capital Corp.	4,495,836	217,103,920
PNM Resources Inc.	595,266	19,375,908
PPL Corp.	3,264,298	142,356,036
Progress Energy Inc.	277,838	14,044,711
SCANA Corp.	1,456,331	63,394,088
UniSource Energy Corp.	7,484	287,461

		1,650,355,724

ELECTRICAL COMPONENTS & EQUIPMENT – 0.89%
Emerson Electric Co.	1,632,670	76,719,163

		76,719,163

ENVIRONMENTAL CONTROL – 0.39%
Waste Management Inc.	905,878	33,888,896

		33,888,896
FOOD – 1.07%
General Mills Inc.	861,829	51,623,557
Kraft Foods Inc.	28,336	948,406
Sara Lee Corp.	2,469,664	40,527,186

		93,099,149

FOREST PRODUCTS & PAPER – 0.66%
MeadWestvaco Corp.	1,720,387	57,392,110

		57,392,110

GAS – 4.48%
AGL Resources Inc.	1,256,820	54,721,943
Atmos Energy Corp.	564,282	17,899,025
KeySpan Corp.	368,342	15,253,042
Nicor Inc.[a]	2,827,759	144,894,371
NiSource Inc.	4,979,406	122,443,594
Vectren Corp.	550,961	16,016,436
WGL Holdings Inc.	489,375	16,560,450

		387,788,861

Security	Shares	Value
HOME FURNISHINGS – 0.29%
La-Z-Boy Inc.[b]	2,158,154	$25,228,820

		25,228,820

HOUSEHOLD PRODUCTS & WARES – 1.61%
Avery Dennison Corp.	925,952	57,594,214
Kimberly-Clark Corp.	1,152,209	82,002,715

		139,596,929

INSURANCE – 4.88%
Cincinnati Financial Corp.	172,509	7,804,307
Commerce Group Inc.	321,911	10,497,518
Fidelity National Financial Inc.	641,080	16,341,129
Gallagher (Arthur J.) & Co.	1,856,671	51,912,521
Lincoln National Corp.	2,487,278	176,969,830
Unitrin Inc.[a]	3,375,585	159,158,833

		422,684,138

INTERNET – 0.18%
United Online Inc.	1,056,971	15,252,092

		15,252,092

MACHINERY – 0.36%
Briggs & Stratton Corp.	1,043,638	30,964,740

		30,964,740

MEDIA – 0.49%
New York Times Co. Class A	1,824,075	42,683,355

		42,683,355

OFFICE & BUSINESS EQUIPMENT – 0.68%
Pitney Bowes Inc.	1,232,081	59,139,888

		59,139,888

OIL & GAS – 1.65%
Chevron Corp.	1,835,316	142,769,232

		142,769,232

PACKAGING & CONTAINERS – 1.04%
Sonoco Products Co.	2,123,546	90,548,001

		90,548,001

PHARMACEUTICALS – 6.28%
Abbott Laboratories	983,570	55,689,733
Bristol-Myers Squibb Co.	5,384,349	155,392,312
Lilly (Eli) & Co.	908,212	53,702,576
Merck & Co. Inc.	4,773,801	245,564,323
Pfizer Inc.	1,254,129	33,184,253

		543,533,197

72	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2007

Security	Shares	Value
PIPELINES – 2.66%
Kinder Morgan Inc.	1,693,845	$180,496,123
ONEOK Inc.	1,033,110	50,012,855

		230,508,978
SAVINGS & LOANS – 4.39%
Astoria Financial Corp.	697,109	18,515,215
New York Community Bancorp Inc.	3,929,673	68,612,091
People’s United Financial Inc.	6,253,363	124,504,457
Washington Federal Inc.	2,126,099	50,409,807
Washington Mutual Inc.	2,806,289	117,808,012

		379,849,582
TELECOMMUNICATIONS – 2.49%
AT&T Inc.	5,354,547	207,328,060
Verizon Communications Inc.	224,589	8,574,808

		215,902,868
TOYS, GAMES & HOBBIES – 0.59%
Mattel Inc.	1,802,767	51,018,306

		51,018,306

TOTAL COMMON STOCKS (Cost: $ 7,418,901,388)		8,625,751,761

SHORT-TERM INVESTMENTS – 0.44%

MONEY MARKET FUNDS – 0.44%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30%[a,c]	16,110,232	16,110,232
BGI Cash Premier Fund LLC
5.31%[a,c,d]	21,497,256	21,497,256

		37,607,488

TOTAL SHORT-TERM INVESTMENTS (Cost: $ 37,607,488)		37,607,488

TOTAL INVESTMENTS IN SECURITIES – 100.05% (Cost: $ 7,456,508,876)		8,663,359,249

Other Assets, Less Liabilities – (0.05)%		(3,975,189)

NET ASSETS – 100.00%		$8,659,384,060

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	This security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	73

Schedule of Investments

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
COMMON STOCKS – 99.97%
AIRLINES – 8.40%
AMR Corp.[a]	339,870	$8,867,208
Continental Airlines Inc. Class Ba	334,421	12,226,432
JetBlue Airways Corp.[a]	316,508	3,136,594
SkyWest Inc.	54,079	1,471,490
Southwest Airlines Co.	346,209	4,968,099

		30,669,823

TRANSPORTATION – 86.90%
Alexander & Baldwin Inc.	343,566	18,363,603
Burlington Northern Santa Fe Corp.	334,746	29,303,665
C.H. Robinson Worldwide Inc.	343,779	18,378,425
Con-way Inc.	344,294	18,808,781
CSX Corp.	432,188	18,657,556
Expeditors International Washington Inc.	345,738	14,451,848
FedEx Corp.	345,702	36,450,819
Hunt (J.B.) Transport Services Inc.	357,547	9,675,222
Landstar System Inc.	344,152	16,625,983
Norfolk Southern Corp.	335,953	17,886,138
Overseas Shipholding Group Inc.	344,145	24,365,466
Ryder System Inc.	342,109	18,008,618
Union Pacific Corp.	337,029	38,505,563
United Parcel Service Inc. Class B	345,092	24,304,829
YRC Worldwide Inc.[a,b]	343,659	13,674,192

		317,460,708

TRUCKING & LEASING – 4.67%
GATX Corp.	348,487	17,079,348

		17,079,348

TOTAL COMMON STOCKS (Cost: $ 383,237,537)		365,209,879

SHORT-TERM INVESTMENTS – 1.57%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$16,265	16,265
Deutsche Bank AG
5.35%, 08/08/07	29,045	29,045

		45,310

Security	Principal	Value
COMMERCIAL PAPER[c] – 0.08%
BNP Paribas Finance Inc.
5.12%, 06/06/07	$4,066	$4,046
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	37,808	37,758
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	32,089	31,924
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	20,332	20,160
Grampian Funding LLC
5.14%, 06/06/07[d]	17,427	17,338
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	11,618	11,559
Irish Permanent Treasury PLC
5.18%, 07/10/07	5,809	5,751
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	12,923	12,906
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	14,679	14,559
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	26,210	26,194
Nestle Capital Corp.
5.19%, 08/09/07[d]	6,971	6,870
Park Sienna LLC
5.30%, 05/18/07[d]	6,971	6,953
Simba Funding Corp.
5.20%, 07/23/07[d]	11,618	11,479
Societe Generale
5.18%, 05/16/07[d]	29,045	28,982
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	5,809	5,798
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	6,099	6,084
Tulip Funding Corp.
5.29%, 05/08/07[d]	24,398	24,373

74	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Westpac Banking Corp.
5.20%, 07/12/07[d]	$10,456	$10,348
Zela Finance Inc.
5.20%, 07/16/07[d]	6,971	6,894

		289,976

MEDIUM-TERM NOTES[c] – 0.01%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	8,714	8,714
K2 USA LLC
5.39%, 06/04/07[d]	8,714	8,714
Sigma Finance Inc.
5.51%, 06/18/07[d]	9,527	9,527

		26,955

MONEY MARKET FUNDS – 1.32%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	278,580	278,580
BGI Cash Premier Fund LLC
5.31%[c,e,f]	4,531,297	4,531,297

		4,809,877

REPURCHASE AGREEMENTS[c] – 0.05%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $10,923 (collateralized by non-U.S. government debt securities, value $11,279, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$10,921	10,921
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $23,239 (collateralized by non-U.S. government debt securities, value $24,461, 2.48% to 6.13%, 1/15/08 to 7/27/26).	23,236	23,236

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $17,430 (collateralized by non-U.S. government debt securities, value $19,218, 0.45% to 8.35%, 10/17/18 to 11/25/52).	$17,427	$17,427
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $17,430 (collateralized by U.S. government obligations, value $17,822, 4.50% to 8.75%, 5/1/08 to 4/1/37).	17,427	17,427
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $17,430 (collateralized by non-U.S. government debt securities, value $18,535, 0.00% to 6.00%, 2/7/17 to 11/30/60).	17,427	17,427
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $11,620 (collateralized by non-U.S. government debt securities, value $12,818, 6.43% to 7.34%, 6/1/13 to 1/5/37).	11,618	11,618
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $5,810 (collateralized by non-U.S. government debt securities, value $6,116, 5.26% to 5.95%, 5/1/32 to 6/1/46).	5,809	5,809

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2007

Security	Principal	Value
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $2,905 (collateralized by non-U.S. government debt securities, value $3,058, 6.13% to 6.75%, 4/1/13 to 1/15/16).	$2,905	$2,905
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $52,289 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $54,689, 0.00% to 12.00%, 6/1/07 to 7/1/45).	52,281	52,281
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $11,620 (collateralized by non-U.S. government debt securities, value $12,035, 4.13% to 8.13%, 9/1/09 to 10/1/26).	11,618	11,618
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $11,620 (collateralized by non-U.S. government debt securities, value $12,242, 4.70% to 6.57%, 12/15/14 to 6/12/47).	11,618	11,618

		182,287
TIME DEPOSITS[c] – 0.02%
Branch Banking & Trust
5.25%, 05/01/07	32,107	32,107
Societe Generale
5.27%, 05/01/07	40,663	40,663
SunTrust Bank
5.25%, 05/01/07	20,332	20,332

		93,102

Security	Principal	Value
VARIABLE & FLOATING RATE NOTES[c] – 0.08%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	$8,714	$8,714
ASIF Global Financing
5.40%, 05/03/07[d]	1,162	1,162
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	11,153	11,153
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	6,390	6,390
Commodore CDO Ltd.
5.42%, 12/12/07	2,497	2,497
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	124	124
Granite Master Issuer PLC
5.29%, 08/20/07[d]	40,663	40,663
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	5,809	5,809
Holmes Financing PLC
5.29%, 07/16/07[d]	20,332	20,332
JP Morgan Securities Inc.
5.40%, 11/16/07	23,236	23,236
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	23,236	23,236
Leafs LLC
5.32%, 01/22/08	11,225	11,225
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	12,780	12,780
Master Funding LLC
5.35%, 05/25/07[d]	10,569	10,569
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	12,780	12,780
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	1,162	1,162
Mound Financing PLC
5.29%, 05/08/07[d]	10,921	10,921
National City Bank of Indiana
5.34%, 05/21/07	5,809	5,809
Newcastle Ltd.
5.34%, 01/24/08[d]	7,552	7,551

76	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2007

Security	Principal	Value
Sedna Finance Inc.
5.32%, 05/25/07[d]	$5,228	$5,228
Strips III LLC
5.37%, 07/24/07[d]	2,210	2,210
SunTrust Bank
5.29%, 05/01/07	11,618	11,618
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	12,090	12,090
Wachovia Bank N.A.
5.36%, 05/22/07	29,394	29,394
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	8,714	8,715
White Pine Finance LLC
5.31%, 05/22/07[d]	6,390	6,390
Wind Master Trust
5.31%, 07/25/07[d]	4,647	4,647

		296,405

TOTAL SHORT-TERM INVESTMENTS (Cost: $5,743,912)		5,743,912

TOTAL INVESTMENTS IN SECURITIES – 101.54% (Cost: $388,981,449)		370,953,791

Other Assets, Less Liabilities – (1.54)%		(5,642,217)

NET ASSETS – 100.00%		$365,311,574

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	77

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2007

	iShares Dow Jones U.S.
	Total Market Index Fund	Energy Sector Index Fund	Healthcare Sector Index Fund	Technology Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$511,576,805	$769,066,697	$1,243,369,387	$781,087,626
Affiliated issuers (Note 2)	2,678,542	1,333,285	3,906,433	3,905,920

Total cost of investments	$514,255,347	$770,399,982	$1,247,275,820	$784,993,546

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$650,084,859	$904,542,671	$1,309,514,713	$782,346,713
Affiliated issuers (Note 2)	2,678,542	1,333,285	3,906,433	3,905,920

Total value of investments	652,763,401	905,875,956	1,313,421,146	786,252,633
Receivables:
Dividends and interest	497,226	134,872	795,531	70,230

Total Assets	653,260,627	906,010,828	1,314,216,677	786,322,863

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	2,905,323	566,741	10,739,311	4,131,559
Capital shares redeemed	–	–	34,326	–
Investment advisory fees (Note 2)	105,561	354,407	515,003	304,727

Total Liabilities	3,010,884	921,148	11,288,640	4,436,286

NET ASSETS	$650,249,743	$905,089,680	$1,302,928,037	$781,886,577

Net assets consist of:
Paid-in capital	$524,859,097	$776,460,282	$1,257,951,261	$834,795,783
Undistributed net investment income	719,934	–	2,354,091	3,998
Accumulated net realized loss	(13,837,342)	(6,846,576)	(23,522,641)	(54,172,291)
Net unrealized appreciation	138,508,054	135,475,974	66,145,326	1,259,087

NET ASSETS	$650,249,743	$905,089,680	$1,302,928,037	$781,886,577

Shares outstanding[b]	9,000,000	8,200,000	18,300,000	13,800,000

Net asset value per share	$72.25	$110.38	$71.20	$56.66

[a]	Securities on loan with market values of $2,792,141, $536,083, $10,283,124 and $4,000,046, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

78	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2007

	iShares Dow Jones U.S.		iShares Dow Jones
	Telecommunications Sector Index Fund	Utilities Sector Index Fund	Select Dividend Index Fund	Transportation Average Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$935,980,004	$745,529,851	$6,975,421,344	$384,171,572
Affiliated issuers (Note 2)	7,793,300	1,755,919	481,087,532	4,809,877

Total cost of investments	$943,773,304	$747,285,770	$7,456,508,876	$388,981,449

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$1,081,719,077	$964,851,687	$8,132,649,680	$366,143,914
Affiliated issuers (Note 2)	7,793,300	1,755,919	530,709,569	4,809,877

Total value of investments	1,089,512,377	966,607,606	8,663,359,249	370,953,791
Receivables:
Dividends and interest	4,229,858	918,347	20,334,641	1,810
Capital shares sold	17,219	–	–	–

Total Assets	1,093,759,454	967,525,953	8,683,693,890	370,955,601

LIABILITIES
Payables:
Investment securities purchased	5,023,943	–	–	–
Collateral for securities on loan (Note 5)	48,468,538	7,325,395	21,497,256	5,465,332
Capital shares redeemed	4,829	–	–	17,454
Investment advisory fees (Note 2)	410,116	377,886	2,812,574	161,241

Total Liabilities	53,907,426	7,703,281	24,309,830	5,644,027

NET ASSETS	$1,039,852,028	$959,822,672	$8,659,384,060	$365,311,574

Net assets consist of:
Paid-in capital	$921,692,090	$767,157,193	$7,532,730,421	$386,691,638
Undistributed net investment income	4,101,836	41,871	19,761,060	–
Accumulated net realized loss	(31,680,971)	(26,698,228)	(99,957,794)	(3,352,406)
Net unrealized appreciation (depreciation)	145,739,073	219,321,836	1,206,850,373	(18,027,658)

NET ASSETS	$1,039,852,028	$959,822,672	$8,659,384,060	$365,311,574

Shares outstanding[b]	32,800,000	9,500,000	117,900,000	4,050,000

Net asset value per share	$31.70	$101.03	$73.45	$90.20

[a]	Securities on loan with market values of $45,309,516, $6,890,805, $20,025,341 and $5,064,431, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2007

	iShares Dow Jones U.S.
	Total Market Index Fund	Energy Sector Index Fund	Healthcare Sector Index Fund	Technology Sector Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$9,772,370	$14,171,585	$22,069,802	$3,995,166
Interest from affiliated issuers (Note 2)	37,213	34,708	59,340	35,506
Securities lending income from unaffiliated issuers	29,200	4,754	23,611	8,513
Securities lending income from affiliated issuers (Note 2)	521	168	37	356

Total investment income	9,839,304	14,211,215	22,152,790	4,039,541

EXPENSES
Investment advisory fees (Note 2)	1,082,304	4,238,218	5,911,911	3,095,212

Total expenses	1,082,304	4,238,218	5,911,911	3,095,212

Net investment income	8,757,000	9,972,997	16,240,879	944,329

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	1,007,693	(3,363,741)	(15,208,428)	(6,734,255)
In-kind redemptions	28,134,990	119,340,033	57,691,925	92,620,508

Net realized gain	29,142,683	115,976,292	42,483,497	85,886,253

Net change in unrealized appreciation (depreciation)	38,731,613	(19,457,938)	127,707,399	(21,000,776)

Net realized and unrealized gain	67,874,296	96,518,354	170,190,896	64,885,477

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,631,296	$106,491,351	$186,431,775	$65,829,806

[a]	Net of foreign withholding tax of $1,923, $–, $13,982 and $–, respectively.

See notes to financial statements.

80	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2007

	iShares Dow Jones U.S.		iShares Dow Jones
	Telecommunications Sector Index Fund	Utilities Sector Index Fund	Select Dividend Index Fund	Transportation Average Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$24,403,388	$23,395,547	$245,373,493	$4,048,815
Dividends from affiliated issuers (Note 2)	–	–	16,460,479	–
Interest from affiliated issuers (Note 2)	44,130	54,313	860,258	20,420
Securities lending income from unaffiliated issuers	28,987	12,333	1,550,786	50,523
Securities lending income from affiliated issuers (Note 2)	96	5	11,813	75

Total investment income	24,476,601	23,462,198	264,256,829	4,119,833

EXPENSES
Investment advisory fees (Note 2)	3,990,212	3,667,925	28,752,206	1,830,941

Total expenses	3,990,212	3,667,925	28,752,206	1,830,941

Net investment income	20,486,389	19,794,273	235,504,623	2,288,892

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(292,052)	(2,078,051)	(39,761,461)	(5,292,895)
Investments in affiliated issuers (Note 2)	–	–	273,028	–
In-kind redemptions	54,179,603	73,617,525	136,507,117	27,565,199

Net realized gain	53,887,551	71,539,474	97,018,684	22,272,304

Net change in unrealized appreciation (depreciation)	132,179,448	142,372,061	903,458,751	(29,400,238)

Net realized and unrealized gain (loss)	186,066,999	213,911,535	1,000,477,435	(7,127,934)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$206,553,388	$233,705,808	$1,235,982,058	$(4,839,042)

[a]	Net of foreign withholding tax of $183,474, $–, $12,376 and $–, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Total Market Index Fund		iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,757,000	$7,704,403	$9,972,997	$8,088,786
Net realized gain	29,142,683	17,936,138	115,976,292	219,582,951
Net change in unrealized appreciation (depreciation)	38,731,613	49,413,263	(19,457,938)	13,862,223

Net increase in net assets resulting from operations	76,631,296	75,053,804	106,491,351	241,533,960

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,538,403)	(7,463,774)	(9,972,997)	(8,149,230)
Return of capital	–	–	(230,099)	–

Total distributions to shareholders	(8,538,403)	(7,463,774)	(10,203,096)	(8,149,230)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	137,394,010	67,643,728	265,494,010	534,196,649
Cost of shares redeemed	(64,538,570)	(40,834,224)	(411,389,405)	(451,657,423)

Net increase (decrease) in net assets from capital share transactions	72,855,440	26,809,504	(145,895,395)	82,539,226

INCREASE (DECREASE) IN NET ASSETS	140,948,333	94,399,534	(49,607,140)	315,923,956

NET ASSETS
Beginning of year	509,301,410	414,901,876	954,696,820	638,772,864

End of year	$650,249,743	$509,301,410	$905,089,680	$954,696,820

Undistributed net investment income included in net assets at end of year	$719,934	$653,760	$–	$–

SHARES ISSUED AND REDEEMED
Shares sold	2,000,000	1,100,000	2,650,000	6,000,000
Shares redeemed	(950,000)	(650,000)	(4,300,000)	(5,200,000)

Net increase (decrease) in shares outstanding	1,050,000	450,000	(1,650,000)	800,000

See notes to financial statements.

82	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Sector Index Fund		iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$16,240,879	$9,686,368	$944,329	$(177,518)
Net realized gain	42,483,497	108,183,659	85,886,253	6,139,003
Net change in unrealized appreciation (depreciation)	127,707,399	(87,402,172)	(21,000,776)	72,486,878

Net increase in net assets resulting from operations	186,431,775	30,467,855	65,829,806	78,448,363

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,073,572)	(9,608,950)	(933,566)	–
Return of capital	–	–	(342,856)	(322,925)

Total distributions to shareholders	(14,073,572)	(9,608,950)	(1,276,422)	(322,925)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	307,484,564	516,653,049	549,620,702	170,770,247
Cost of shares redeemed	(353,944,006)	(529,765,459)	(390,151,961)	(86,036,156)

Net increase (decrease) in net assets from capital share transactions	(46,459,442)	(13,112,410)	159,468,741	84,734,091

INCREASE IN NET ASSETS	125,898,761	7,746,495	224,022,125	162,859,529

NET ASSETS
Beginning of year	1,177,029,276	1,169,282,781	557,864,452	395,004,923

End of year	$1,302,928,037	$1,177,029,276	$781,886,577	$557,864,452

Undistributed net investment income included in net assets at end of year	$2,354,091	$198,744	$3,998	$18,603

SHARES ISSUED AND REDEEMED
Shares sold	4,700,000	8,250,000	10,250,000	3,400,000
Shares redeemed	(5,450,000)	(8,550,000)	(7,200,000)	(1,850,000)

Net increase (decrease) in shares outstanding	(750,000)	(300,000)	3,050,000	1,550,000

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Telecommunications Sector Index Fund		iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$20,486,389	$17,878,732	$19,794,273	$20,472,064
Net realized gain	53,887,551	23,133,159	71,539,474	80,705,430
Net change in unrealized appreciation (depreciation)	132,179,448	22,706,578	142,372,061	(50,321,452)

Net increase in net assets resulting from operations	206,553,388	63,718,469	233,705,808	50,856,042

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(18,946,583)	(17,137,093)	(20,413,328)	(20,282,959)

Total distributions to shareholders	(18,946,583)	(17,137,093)	(20,413,328)	(20,282,959)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	575,117,218	535,187,249	317,413,951	263,163,008
Cost of shares redeemed	(270,147,286)	(347,871,389)	(246,364,962)	(264,122,931)

Net increase (decrease) in net assets from capital share transactions	304,969,932	187,315,860	71,048,989	(959,923)

INCREASE IN NET ASSETS	492,576,737	233,897,236	284,341,469	29,613,160

NET ASSETS
Beginning of year	547,275,291	313,378,055	675,481,203	645,868,043

End of year	$1,039,852,028	$547,275,291	$959,822,672	$675,481,203

Undistributed net investment income included in net assets at end of year	$4,101,836	$2,562,030	$41,871	$723,524

SHARES ISSUED AND REDEEMED
Shares sold	20,950,000	22,300,000	3,700,000	3,400,000
Shares redeemed	(9,550,000)	(14,550,000)	(3,000,000)	(3,450,000)

Net increase (decrease) in shares outstanding	11,400,000	7,750,000	700,000	(50,000)

See notes to financial statements.

84	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones Select Dividend Index Fund		iShares Dow Jones Transportation Average Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$235,504,623	$234,073,262	$2,288,892	$713,202
Net realized gain	97,018,684	281,768,340	22,272,304	31,846,390
Net change in unrealized appreciation (depreciation)	903,458,751	175,388,430	(29,400,238)	20,156,318

Net increase (decrease) in net assets resulting from operations	1,235,982,058	691,230,032	(4,839,042)	52,715,910

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(234,629,501)	(218,655,259)	(2,288,892)	(713,202)
Return of capital	–	–	(205,826)	(161,077)

Total distributions to shareholders	(234,629,501)	(218,655,259)	(2,494,718)	(874,279)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,913,418,411	1,297,046,414	1,992,873,778	563,541,364
Cost of shares redeemed	(513,090,450)	(1,883,397,405)	(1,913,353,265)	(430,097,915)

Net increase (decrease) in net assets from capital share transactions	1,400,327,961	(586,350,991)	79,520,513	133,443,449

INCREASE (DECREASE) IN NET ASSETS	2,401,680,518	(113,776,218)	72,186,753	185,285,080

NET ASSETS
Beginning of year	6,257,703,542	6,371,479,760	293,124,821	107,839,741

End of year	$8,659,384,060	$6,257,703,542	$365,311,574	$293,124,821

Undistributed net investment income included in net assets at end of year	$19,761,060	$18,885,938	$–	$–

SHARES ISSUED AND REDEEMED
Shares sold	27,700,000	20,950,000	23,250,000	7,700,000
Shares redeemed	(7,500,000)	(30,150,000)	(22,700,000)	(5,950,000)

Net increase (decrease) in shares outstanding	20,200,000	(9,200,000)	550,000	1,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	85

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Total Market Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$64.06	$55.32	$52.57	$42.83	$50.47

Income from investment operations:
Net investment income	1.07 [a]	0.98	0.99	0.70	0.63
Net realized and unrealized gain (loss)[b]	8.16	8.71	2.72	9.74	(7.66)

Total from investment operations	9.23	9.69	3.71	10.44	(7.03)

Less distributions from:
Net investment income	(1.04)	(0.95)	(0.96)	(0.70)	(0.61)

Total distributions	(1.04)	(0.95)	(0.96)	(0.70)	(0.61)

Net asset value, end of year	$72.25	$64.06	$55.32	$52.57	$42.83

Total return	14.57%	17.63%	7.05%	24.50%	(13.89)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$650,250	$509,301	$414,902	$381,157	$175,596
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.62%	1.63%	1.81%	1.49%	1.57%
Portfolio turnover rate[c]	4%	5%	6%	5%	14%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$96.92	$70.58	$53.21	$39.19	$48.74

Income from investment operations:
Net investment income	1.11 [a]	0.85	0.73	0.70	0.71
Net realized and unrealized gain (loss)[b]	13.49	26.35	17.40	14.04	(9.56)

Total from investment operations	14.60	27.20	18.13	14.74	(8.85)

Less distributions from:
Net investment income	(1.11)	(0.86)	(0.76)	(0.70)	(0.70)
Return of capital	(0.03)	–	–	(0.02)	–

Total distributions	(1.14)	(0.86)	(0.76)	(0.72)	(0.70)

Net asset value, end of year	$110.38	$96.92	$70.58	$53.21	$39.19

Total return	15.26%	38.69%	34.26%	37.90%	(18.22)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$905,090	$954,697	$638,773	$348,524	$111,684
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.13%	1.00%	1.16%	1.42%	1.79%
Portfolio turnover rate[c]	6%	2%	3%	2%	9%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$61.79	$60.43	$58.99	$50.80	$56.92

Income from investment operations:
Net investment income	0.86 [a]	0.46	0.42	0.40	0.39
Net realized and unrealized gain (loss)[b]	9.29	1.36	1.44	8.19	(6.13)

Total from investment operations	10.15	1.82	1.86	8.59	(5.74)

Less distributions from:
Net investment income	(0.74)	(0.46)	(0.42)	(0.40)	(0.38)

Total distributions	(0.74)	(0.46)	(0.42)	(0.40)	(0.38)

Net asset value, end of year	$71.20	$61.79	$60.43	$58.99	$50.80

Total return	16.55%	2.99%	3.18%	16.96%	(10.06)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,302,928	$1,177,029	$1,169,283	$651,797	$378,489
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.32%	0.75%	0.74%	0.71%	0.80%
Portfolio turnover rate[c]	5%	4%	4%	4%	9%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$51.89	$42.94	$44.49	$35.34	$43.41

Income from investment operations:
Net investment income (loss)	0.08 [a]	(0.01)	0.72	(0.10)	(0.05)
Net realized and unrealized gain (loss)[b]	4.80	9.00	(1.53)	9.25	(8.02)

Total from investment operations	4.88	8.99	(0.81)	9.15	(8.07)

Less distributions from:
Net investment income	(0.08)	–	(0.71)	–	–
Return of capital	(0.03)	(0.04)	(0.03)	–	–

Total distributions	(0.11)	(0.04)	(0.74)	–	–

Net asset value, end of year	$56.66	$51.89	$42.94	$44.49	$35.34

Total return	9.43%	20.94%	(2.01)%	25.89%	(18.59)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$781,887	$557,864	$395,005	$322,536	$231,501
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.15%	(0.04)%	1.78%	(0.22)%	(0.22)%
Portfolio turnover rate[c]	6%	7%	9%	5%	15%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Telecommunications Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$25.57	$22.96	$21.58	$18.43	$22.38

Income from investment operations:
Net investment income	0.70 [a]	0.87 [a]	0.64	0.45	0.34
Net realized and unrealized gain (loss)[b]	6.05	2.55	1.35	3.15	(3.98)

Total from investment operations	6.75	3.42	1.99	3.60	(3.64)

Less distributions from:
Net investment income	(0.62)	(0.81)	(0.61)	(0.45)	(0.31)

Total distributions	(0.62)	(0.81)	(0.61)	(0.45)	(0.31)

Net asset value, end of year	$31.70	$25.57	$22.96	$21.58	$18.43

Total return	26.71%	15.24%	9.26%	19.71%	(16.22)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,039,852	$547,275	$313,378	$215,757	$126,245
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.46%	3.63%	2.97%	2.27%	2.27%
Portfolio turnover rate[c]	12%	25%	10%	22%	23%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Year ended Apr. 30, 2004	Year ended Apr. 30, 2003

Net asset value, beginning of year	$76.76	$72.98	$57.58	$49.11	$65.75

Income from investment operations:
Net investment income	2.25 [a]	2.20	1.99	1.87	2.04
Net realized and unrealized gain (loss)[b]	24.31	3.76	15.41	8.47	(16.61)

Total from investment operations	26.56	5.96	17.40	10.34	(14.57)

Less distributions from:
Net investment income	(2.29)	(2.18)	(2.00)	(1.87)	(2.07)

Total distributions	(2.29)	(2.18)	(2.00)	(1.87)	(2.07)

Net asset value, end of year	$101.03	$76.76	$72.98	$57.58	$49.11

Total return	35.16%	8.16%	30.71%	21.28%	(22.16)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$959,823	$675,481	$645,868	$440,490	$329,055
Ratio of expenses to average net assets	0.48%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.59%	2.82%	3.10%	3.41%	4.15%
Portfolio turnover rate[c]	5%	5%	7%	7%	15%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Select Dividend Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Period from Nov. 3, 2003[a] to Apr. 30, 2004

Net asset value, beginning of period	$64.05	$59.60	$53.64	$50.51

Income from investment operations:
Net investment income	2.23 [b]	2.12	1.92	0.76
Net realized and unrealized gain[c]	9.39	4.29	5.94	3.12

Total from investment operations	11.62	6.41	7.86	3.88

Less distributions from:
Net investment income	(2.22)	(1.96)	(1.90)	(0.75)

Total distributions	(2.22)	(1.96)	(1.90)	(0.75)

Net asset value, end of period	$73.45	$64.05	$59.60	$53.64

Total return	18.48%	10.88%	14.81%	7.70%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,659,384	$6,257,704	$6,371,480	$1,939,177
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[e]	3.28%	3.35%	3.39%	3.43%
Portfolio turnover rate[f]	6%	14%	20%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

92	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Transportation Average Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005	Period from Oct. 6, 2003[a] to Apr. 30, 2004

Net asset value, beginning of period	$83.75	$61.62	$51.90	$50.22

Income from investment operations:
Net investment income	0.51 [b]	0.32	0.34	0.39
Net realized and unrealized gain[c]	6.53	22.18	9.74	1.72

Total from investment operations	7.04	22.50	10.08	2.11

Less distributions from:
Net investment income	(0.54)	(0.30)	(0.33)	(0.32)
Return of capital	(0.05)	(0.07)	(0.03)	(0.11)

Total distributions	(0.59)	(0.37)	(0.36)	(0.43)

Net asset value, end of period	$90.20	$83.75	$61.62	$51.90

Total return	8.45%	36.65%	19.42%	4.19%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$365,312	$293,125	$107,840	$23,354
Ratio of expenses to average net assets[e]	0.48%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[e]	0.60%	0.39%	0.54%	0.43%
Portfolio turnover rate[f]	8%	10%	5%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of April 30, 2007, the Trust offered 104 investment portfolios or funds.

These financial statements relate only to the iShares Dow Jones U.S. Total Market, iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector, iShares Dow Jones Select Dividend and iShares Dow Jones Transportation Average Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares Dow Jones U.S. Total Market and iShares Dow Jones Select Dividend Index Funds, which are classified as diversified funds. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which

94	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2007, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Dow Jones U.S. Total Market	$ 605,214	$ 128,728,577	$(3,943,145)	$125,390,646
Dow Jones U.S. Energy Sector	–	133,436,109	(4,806,711)	128,629,398
Dow Jones U.S. Healthcare Sector	2,354,091	50,342,501	(7,719,816)	44,976,776
Dow Jones U.S. Technology Sector	–	(22,612,066)	(30,297,140)	(52,909,206)
Dow Jones U.S. Telecommunications Sector	4,101,836	141,444,583	(27,386,481)	118,159,938
Dow Jones U.S. Utilities Sector	31,830	212,221,384	(19,587,735)	192,665,479
Dow Jones Select Dividend	19,761,060	1,181,585,350	(74,692,771)	1,126,653,639
Dow Jones Transportation Average	–	(18,527,454)	(2,852,610)	(21,380,064)

For the years ended April 30, 2007 and April 30, 2006, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2007.

From November 1, 2006 to April 30, 2007, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2008, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Energy Sector	$1,040,363
Dow Jones U.S. Healthcare Sector	3,211,723
Dow Jones U.S. Technology Sector	2,614,384

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Telecommunications Sector	$78,792
Dow Jones Select Dividend	31,728,084
Dow Jones Transportation Average	329,776

The Funds had tax basis net capital loss carryforwards as of April 30, 2007, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Total
Dow Jones
U.S. Total Market	$–	$1,932,829	$728,202	$1,282,114	$–	$–	$3,943,145
Dow Jones
U.S. Energy Sector	–	2,929,194	124,959	–	–	712,195	3,766,348
Dow Jones
U.S. Healthcare Sector	–	–	799,884	–	519,297	3,188,912	4,508,093
Dow Jones
U.S. Technology Sector	3,803,426	10,610,555	1,952,962	2,052,426	3,556,590	5,706,797	27,682,756
Dow Jones
U.S. Telecommunications Sector	9,769,390	12,363,187	998,718	376,854	–	3,799,540	27,307,689
Dow Jones
U.S. Utilities Sector	–	4,938,451	8,539,740	1,702,578	–	4,406,966	19,587,735
Dow Jones
Select Dividend	–	–	–	842,993	30,488,444	11,633,250	42,964,687
Dow Jones
Transportation Average	–	–	–	206,601	1,535,209	781,024	2,522,834

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2007, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund

96	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2007 are disclosed in the Funds’ Statements of Operations.

As of April 30, 2007, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Total Market	$524,034,824	$141,766,730	$(13,038,153)	$128,728,577
Dow Jones U.S. Energy Sector	772,439,847	138,189,951	(4,753,842)	133,436,109
Dow Jones U.S. Healthcare Sector	1,263,078,645	113,275,027	(62,932,526)	50,342,501
Dow Jones U.S. Technology Sector	808,864,699	23,964,648	(46,576,714)	(22,612,066)
Dow Jones U.S. Telecommunications Sector	948,067,794	151,030,283	(9,585,700)	141,444,583
Dow Jones U.S. Utilities Sector	754,386,222	212,519,457	(298,073)	212,221,384
Dow Jones Select Dividend	7,481,773,899	1,298,382,301	(116,796,951)	1,181,585,350
Dow Jones Transportation Average	389,481,245	5,643,853	(24,171,307)	(18,527,454)

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each Fund, BGFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
Dow Jones U.S. Total Market	0.20%
Dow Jones U.S. Energy Sector	0.48
Dow Jones U.S. Healthcare Sector	0.48
Dow Jones U.S. Technology Sector	0.48

iShares Index Fund	Investment Advisory Fee
Dow Jones U.S. Telecommunications Sector	0.48%
Dow Jones U.S. Utilities Sector	0.48
Dow Jones Select Dividend	0.40
Dow Jones Transportation Average	0.48

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investors Bank & Trust Company (“Investors Bank”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Trust. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2007, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Total Market	$29,721
Dow Jones U.S. Energy Sector	4,922
Dow Jones U.S. Healthcare Sector	23,648
Dow Jones U.S. Technology Sector	8,869

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Telecommunications Sector	$ 29,083
Dow Jones U.S. Utilities Sector	12,338
Dow Jones Select Dividend	1,562,599
Dow Jones Transportation Average	50,598

Cross trades for the year ended April 30, 2007, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in the Institutional Shares of certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Each Fund may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. See Note 5 for additional information regarding the Premier Fund.

98	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2007, the iShares Dow Jones Select Dividend Index Fund had direct investments (exclusive of short-term investments) in issuers of which BGFA is an affiliate or issuers of which the Fund owns 5% or more of the outstanding voting securities as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
FirstMerit Corp.	3,280	927	164	4,043	$84,414,708	$4,030,514	$(371,137)
Nicor Inc.	2,294	649	115	2,828	144,894,371	4,663,791	627,188
Unitrin Inc.	2,742	771	137	3,376	159,158,833	5,174,610	158,064
Universal Corp.	1,354	383	68	1,669	104,634,169	2,591,564	(141,087)

As of April 30, 2007, certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2007 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Total Market	$23,217,583	$23,127,369
Dow Jones U.S. Energy Sector	50,691,694	51,328,352
Dow Jones U.S. Healthcare Sector	59,767,324	60,621,801
Dow Jones U.S. Technology Sector	37,827,774	38,476,559
Dow Jones U.S. Telecommunications Sector	101,678,479	100,610,953
Dow Jones U.S. Utilities Sector	40,853,366	41,943,018
Dow Jones Select Dividend	522,953,659	460,638,623
Dow Jones Transportation Average	27,904,889	28,650,505

In-kind transactions (see Note 4) for the year ended April 30, 2007 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Total Market	$137,036,775	$64,116,397
Dow Jones U.S. Energy Sector	265,185,147	410,914,175
Dow Jones U.S. Healthcare Sector	307,044,856	351,311,270
Dow Jones U.S. Technology Sector	548,802,831	389,558,146
Dow Jones U.S. Telecommunications Sector	574,086,246	268,907,889
Dow Jones U.S. Utilities Sector	316,433,441	245,464,570
Dow Jones Select Dividend	1,824,215,271	503,484,381
Dow Jones Transportation Average	1,988,977,926	1,909,138,773

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to Investors Bank, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of April 30, 2007, the Funds received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of April 30, 2007 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “FairValue Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

100	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Total Market Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund, iShares Dow Jones U.S. Utilities Sector Index Fund, iShares Dow Jones Select Dividend Index Fund and iShares Dow Jones Transportation Average Index Fund (the “Funds”), at April 30, 2007, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2007 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Total Market	100.00%

Dow Jones U.S. Energy Sector	100.00

Dow Jones U.S. Healthcare Sector	100.00

Dow Jones U.S. Technology Sector	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Telecommunications Sector	89.65%

Dow Jones U.S. Utilities Sector	100.00

Dow Jones Select Dividend	100.00

Dow Jones Transportation Average	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2007:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Total Market	$8,538,403

Dow Jones U.S. Energy Sector	9,972,997

Dow Jones U.S. Healthcare Sector	14,073,572

Dow Jones U.S. Technology Sector	933,566

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Telecommunications Sector	$18,946,583

Dow Jones U.S. Utilities Sector	19,741,294

Dow Jones Select Dividend	234,629,501

Dow Jones Transportation Average	2,288,892

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2007. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

102	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAVis calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Total Market Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	0.45%
Between 0.5% and –0.5%	1,305	98.94
Less than –0.5% and Greater than –1.0%	7	0.53
Less than –1.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Energy Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.23%
Greater than 0.5% and Less than 1.0%	7	0.53
Between 0.5% and –0.5%	1,300	98.55
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Healthcare Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	0.45%
Between 0.5% and –0.5%	1,306	99.02
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Technology Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.15%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	25	1.90
Between 0.5% and –0.5%	1,266	95.97
Less than –0.5% and Greater than –1.0%	17	1.29
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Telecommunications Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.5% and Less than 1.0%	26	1.97
Between 0.5% and –0.5%	1,263	95.75
Less than –0.5% and Greater than –1.0%	22	1.67
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	4	0.30

	1,319	100.00%

104	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Utilities Sector Index Fund

Period Covered: January 1, 2002 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	12	0.91%
Between 0.5% and –0.5%	1,299	98.48
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	1	0.08

	1,319	100.00%

iShares Dow Jones Select Dividend Index Fund

Period Covered: January 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	7	0.86%
Between 0.5% and –0.5%	807	98.89
Less than –0.5% and Greater than –1.0%	2	0.25

	816	100.00%

iShares Dow Jones Transportation Average Index Fund

Period Covered: January 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.12%
Greater than 0.5% and Less than 1.0%	4	0.49
Between 0.5% and –0.5%	806	98.78
Less than –0.5% and Greater than –1.0%	4	0.49
Less than –1.0% and Greater than –1.5%	1	0.12

	816	100.00%

SUPPLEMENTAL INFORMATION	105

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 133 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 24 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee and Officer is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Trustee, Chairman and President (since 2003).	Chief Executive Officer of Global Index and Markets Group of BGI (since 2005); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director, Chairman and Chief Executive Officer of Barclays Global Investors Services (since 2005); Chief Executive Officer of the Individual Investor Business of BGI (1999-2003).	Director (since 2003) of iShares, Inc.; Trustee (since 2001) of BGlF and MIP; Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.

*John E. Martinez, 1962	Trustee (since 2003).	Co-Chief Executive Officer of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003).	Director (since 2003) of iShares, Inc.; Director (since 2005) of Real Estate Equity Exchange.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

106	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 1939	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus (since 1994); Formerly Senior Associate Dean for Academic Affairs, Director of MBA Program, Stanford University: Graduate School of Business (1993-2001).	Director (since 2002) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Cecilia H. Herbert, 1949	Trustee (since 2005).	Member of Finance Council, Archdiocese of San Francisco (1999-2006); Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (1992-2003) of the Montgomery Funds; Trustee (since 2002) of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 1943	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 1955	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Director (since 2005) of iShares, Inc.; Member (since 2004) of Advisory Council for Commonfund Distressed Debt Partners II.

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 1955	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006).	Director (since 2007) of iShares, Inc.; Director and Member (since 2006) of the Audit and Compensation Committee of EPAM Systems, Inc.

Officer

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 1965	Secretary, Treasurer and Principal Financial Officer (since 2002).	Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).	None.

108	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	109

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P GSSI™ Natural Resources (IGE)

iShares S&P GSTI™ Networking (IGN)

iShares S&P GSTI™ Semiconductor (IGW)

iShares S&P GSTI™ Software (IGV)

iShares S&P GSTI™ Technology (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. Total Market (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office (FIO)

iShares FTSE NAREIT Mortgage REITs (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential (REZ)

iShares FTSE NAREIT Retail (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap™ (IWC)

iShares International Country Index Funds

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria (EWO)

iShares MSCI Belgium (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico (EWW)

iShares MSCI Netherlands (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Lehman Aggregate (AGG)

iShares Lehman Short Treasury (SHV)

iShares Lehman 1-3 Year Treasury (SHY)

iShares Lehman 3-7 Year Treasury (IEI)

iShares Lehman 7-10 Year Treasury (IEF)

iShares Lehman 10-20 Year Treasury (TLH)

iShares Lehman 20+ Year Treasury (TLT)

iShares Lehman TIPS (TIP)

iShares Lehman Credit (CFT)

iShares Lehman 1-3 Year Credit (CSJ)

iShares Lehman Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares Lehman Government/Credit (GBF)

iShares Lehman Intermediate Government/Credit (GVI)

iShares Lehman MBS Fixed-Rate (MBB)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Specialty Index Funds

iShares KLD Select SocialSM (KLD)

iShares KLD 400 Social (DSI)

iShares Dow Jones Select Dividend (DVY)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares® is a registered trademark of Barclays Global Investors, N.A. The iShares Funds are not sponsored, endorsed or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx, KLD Research & Analytics, Inc., Morgan Stanley Capital International, Morningstar, Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above. iBoxx is a registered trademark of International Index Company Limited. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50 Index, FTSE NAREIT Residential Index, FTSE NAREIT Retail Index, FTSE NAREIT Mortgage REITs Index or FTSE NAREIT Industrial/Office Index; all rights vest in NAREIT. “FTSE” is a trade and service mark of London Stock Exchange and The Financial Times; “Xinhua” is a trade and service mark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2007 Annual Report.

4592-iS-0507

110	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an adviser to the iShares Funds. Barclays Global Investors Services (BGIS) assists in the marketing of the iShares Funds. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a majority-owned subsidiary of Barclays Bank PLC, none of which are affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones & Company, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds.

©2007 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds' website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds' website.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-F-077-06007

For more information visit our website
or call 1-800-iShares (1-800-474-2737)
www.iShares.com

iShares™

BARCLAYS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
16.33%	16.37%	16.98%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Aerospace & Defense	83.46%

Metal Fabricate & Hardware	7.22

Electronics	4.39

Manufacturing	3.88

Software	0.98

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Boeing Co. (The)	9.53%

United Technologies Corp.	9.22

Lockheed Martin Corp.	6.72

General Dynamics Corp.	6.24

Raytheon Co.	5.98

Northrop Grumman Corp.	5.85

Precision Castparts Corp.	4.84

L-3 Communications Holdings Inc.	4.40

Rockwell Collins Inc.	4.11

Goodrich Corp.	3.70

TOTAL	60.59%

The iShares Dow Jones U.S. Aerospace & Defense Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Aerospace & Defense Index (the “Index”). The Index measures the performance of the aerospace and defense sector of the U.S. equity market. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment, and weapons. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 16.33%, while the Index returned 16.98%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Aerospace and defense stocks, as represented by the Index, produced double-digit gains for the reporting period and outperformed the broad U.S. equity indexes. While many industrial segments of the economy experienced a slowdown in manufacturing activity, aerospace and defense companies benefited from strong aircraft orders, especially from overseas airline companies, and increased military spending on equipment and vehicles.

Each of the Fund’s ten largest holdings as of April 30, 2007, posted gains during the reporting period. The best performer by a wide margin was Precision Castparts Corp. Precision Castparts, which makes engine parts and fasteners for airplanes, rose sharply, due, in part, to strong demand from airplane manufacturers and solid results from the company’s newly acquired businesses. Other top performers included defense contractor Lockheed Martin Corp. and aerospace component manufacturer Goodrich Corp. The only two stocks among the Fund’s ten largest holdings to post modest gains for the reporting period were United Technologies Corp., an industrial conglomerate with a significant aircraft business, and military communication systems provider L-3 Communications Holdings Inc.

2	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
13.59%	13.55%	14.00%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Diversified Financial Services	99.93%

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
NYSE Euronext Inc.	9.84%

Morgan Stanley	7.68

Merrill Lynch & Co. Inc.	7.52

Goldman Sachs Group Inc. (The)	7.51

Lehman Brothers Holdings Inc.	5.88

Schwab (Charles) Corp. (The)	4.76

Bear Stearns Companies Inc. (The)	4.71

Legg Mason Inc.	4.07

Ameriprise Financial Inc.	4.05

Chicago Mercantile Exchange Holdings Inc.	4.03

TOTAL	60.05%

The iShares Dow Jones U.S. Broker-Dealers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Investment Services Index (the “Index”). The Index measures the performance of the investment services sector of the U.S. equity market, and includes companies providing a range of specialized financial services, including securities brokers and dealers, online brokers and securities or commodities exchanges. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 13.59%, while the Index returned 14.00%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Investment services stocks, as represented by the Index, produced double-digit gains for the reporting period, performing in line with the broad U.S. equity indexes. The major investment banks and brokerage houses generated the best returns, benefiting from healthy financial markets and heavy merger activity – mergers and acquisitions amounted to approximately $3.8 trillion worldwide in 2006. Consolidation within the securities and commodities exchange segment helped boost performance, while online brokers lagged amid lower trading activity and stiff price competition.

Nine of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The best performers were investment banks The Goldman Sachs Group Inc. and Morgan Stanley. Both companies enjoyed strong earnings growth that was driven by favorable market conditions and heavy merger activity. Merrill Lynch & Co. Inc., another capital markets firm, also produced a solid return, as did stock exchange NYSE Euronext Inc. The only stock among the Fund’s ten largest holdings to decline for the reporting period was asset manager Legg Mason Inc., which reported disappointing earnings.

4	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
18.68%	18.68%	19.55%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Health Care – Services	79.09%

Pharmaceuticals	11.11

Insurance	5.06

Commercial Services	4.10

Health Care – Products	0.54

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
UnitedHealth Group Inc.	15.26%

WellPoint Inc.	11.50

Aetna Inc.	6.95

Medco Health Solutions Inc.	6.71

CIGNA Corp.	5.06

Express Scripts Inc.	3.84

Humana Inc.	3.67

Laboratory Corp. of America Holdings	3.50

Coventry Health Care Inc.	3.28

Quest Diagnostics Inc.	2.72

TOTAL	62.49%

The iShares Dow Jones U.S. Healthcare Providers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Health Care Providers Index (the “Index”). The Index measures the performance of the healthcare provider sub-sector of the U.S. equity market, and includes companies that are health care providers, such as owners and operators of health maintenance organizations, hospitals, clinics, dentists, opticians, nursing homes, and rehabilitation and retirement centers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 18.68%, while the Index returned 19.55%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Healthcare providers, as represented by the Index, produced double-digit gains for the reporting period and outperformed the broad U.S. equity indexes. This segment of the market benefited from strong sales growth among pharmacy benefit managers and rising enrollment figures for many medical plans. Healthcare providers rallied overall despite a downturn following the November 2006 election of a Democrat-controlled Congress, whose legislative agenda could potentially hamper profitability for healthcare stocks.

Nine of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The best performers were pharmacy benefit manager Medco Health Solutions Inc. and healthcare plan provider CIGNA Corp. Medco benefited from a shift to generic drugs and an increase in mail-order prescriptions, both of which are more cost-effective and boosted the company’s profit margins. Membership growth that exceeded enrollment expectations provided a lift to CIGNA. Medical plan provider Humana Inc. and medical research firm Laboratory Corp. of America Holdings also delivered strong gains. The only stock among the ten largest holdings to decline for the reporting period was healthcare testing company Quest Diagnostics Inc.

6	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
(26.44)%	(26.48)%	(25.73)%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Home Builders	99.77%

Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Lennar Corp. Class A	7.40%

NVR Inc.	7.03

KB Home	6.42

Centex Corp.	6.16

Toll Brothers Inc.	5.98

Horton (D.R.) Inc.	5.76

Pulte Homes Inc.	5.55

M.D.C. Holdings Inc.	5.04

Ryland Group Inc.	4.79

Champion Enterprises Inc.	4.69

TOTAL	58.82%

The iShares Dow Jones U.S. Home Construction Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Home Construction Index (the “Index”). The Index measures the performance of the home construction sector of the U.S. equity market, and includes companies that are constructors of residential homes, including manufacturers of mobile and prefabricated homes. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund declined 26.44%, while the Index declined 25.73%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

In contrast to the positive performance of the broad U.S. equity indexes, home construction stocks, as represented by the Index, fell sharply during the reporting period. The U.S. housing market experienced a significant decline as new home sales were down over 10% and new residential construction fell by approximately 16% for the reporting period. The slump in the housing market led many homebuilders to offer larger incentives to potential buyers, contributing to lower profit margins and declining earnings.

Nine of the Fund’s ten largest holdings as of April 30, 2007, posted negative returns during the reporting period. The weaker performers included manufactured housing builder Champion Enterprises Inc. and homebuilder Ryland Group Inc. Champion Enterprises declined as slowing manufactured home sales led to a reduction in production capacity usage. Ryland declined as falling home values and land inventory write-offs led to a substantial earnings shortfall. Other homebuilders that declined measurably included Pulte Homes Inc., KB Home, and D.R. Horton Inc. The only stock among the Fund’s ten largest holdings to post a positive return for the reporting period was NVR Inc., which benefited from firmer sales and home prices in the mid-Atlantic and Eastern seaboard areas in which the company operates.

8	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
13.20%	13.38%	13.78%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Insurance	99.94%

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
American International Group Inc.	23.30%

Prudential Financial Inc.	6.65

Allstate Corp. (The)	5.70

Travelers Companies Inc. (The)	5.37

Hartford Financial Services Group Inc. (The)	4.74

MetLife Inc.	4.44

AFLAC Inc.	3.78

Chubb Corp.	3.27

Loews Corp.	3.22

Lincoln National Corp.	2.88

TOTAL	63.35%

The iShares Dow Jones U.S. Insurance Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Insurance Index (the “Index”). The Index measures the performance of the insurance sector of the U.S. equity market, and includes companies in the following sub-sectors: full line insurance, insurance brokers, property and casualty insurance, reinsurance, and life insurance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 13.20%, while the Index returned 13.78%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Insurance stocks, as represented by the Index, produced double-digit gains for the reporting period, performing in line with the broad U.S. equity indexes. The insurance industry in general benefited from relatively low interest rates and increased consolidation. Property and casualty insurers generated the best returns due largely to a mild hurricane season, and life insurance stocks also fared well. The laggards were insurance brokers, which struggled with an increasingly competitive marketplace.

Each of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The strongest performers were property and casualty insurer Loews Corp. and life insurer MetLife Inc. Loews is a conglomerate whose largest business is CNA Insurance, which enjoyed solid earnings thanks to lower costs, but the company also benefited from strong results in its tobacco and offshore oil drilling units. MetLife was boosted by healthy premium growth in its overseas operations. Other strong performers included property and casualty insurer The Travelers Companies Inc. and life insurer Lincoln National Corp. The only two stocks among the Fund’s ten largest holdings to post modest gains were property and casualty insurers Chubb Corp. and American International Group Inc., the Fund’s largest holding.

10	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
10.10%	10.10%	10.62%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Health Care – Products	79.86%

Electronics	15.65

Biotechnology	4.35

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Medtronic Inc.	13.13%

Thermo Fisher Scientific Inc.	7.22

Zimmer Holdings Inc.	7.11

Boston Scientific Corp.	6.89

Stryker Corp.	6.22

St. Jude Medical Inc.	5.71

Biomet Inc.	4.28

Waters Corp.	3.14

Applera Corp. – Applied Biosystems Group	3.05

Varian Medical Systems Inc.	2.80

TOTAL	59.55%

The iShares Dow Jones U.S. Medical Devices Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Medical Equipment Index (the “Index”). The Index measures the performance of the medical equipment sector of the U.S. equity market, and includes medical equipment companies such as manufacturers and distributors of medical devices such as magnetic resonance imaging (MRI) scanners, prosthetics, pacemakers, X-ray machines, and other non-disposable medical devices. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 10.10%, while the Index returned 10.62%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Medical equipment stocks, as represented by the Index, produced double-digit gains for the reporting period but trailed the performance of the broad U.S. equity indexes. Issues relating to specific devices – such as safety concerns about implantable heart defibrillators and drug-coated stents – weighed on this segment of the market. Medical equipment stocks also suffered a downturn following the November 2006 election of a Democrat-controlled Congress, whose legislative agenda could potentially hamper profitability for healthcare stocks.

Eight of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The best performers were orthopedic products makers Stryker Corp. and Zimmer Holdings Inc. Both companies benefited from the strong growth of hip and knee replacements, which provided a substantial boost to earnings. Analytical instrument makers Thermo Fisher Scientific Inc. and Waters Corp. also delivered strong gains. The only two stocks among the ten largest holdings to decline during the reporting period were Boston Scientific Corp., which struggled with regulatory issues and a debt-laden acquisition, and Varian Medical Systems Inc., which reported disappointing sales overseas.

12	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
7.97%	7.91%	8.31%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Oil & Gas	98.56%

Electric	1.34

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Occidental Petroleum Corp.	10.00%

Valero Energy Corp.	9.94

Devon Energy Corp.	7.59

Apache Corp.	6.12

Anadarko Petroleum Corp.	5.72

XTO Energy Inc.	5.26

EOG Resources Inc.	4.82

Chesapeake Energy Corp.	4.22

Noble Energy Inc.	3.05

Sunoco Inc.	2.88

TOTAL	59.60%

The iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production Index (the “Index”). The Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market, and includes companies that are engaged in the exploration for and extraction, production, refining, and supply of oil and gas products. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 7.97%, while the Index returned 8.31%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Oil exploration and production stocks, as represented by the Index, produced moderate gains for the reporting period but lagged the performance of the broad U.S. equity indexes. Despite strong demand for energy from emerging economies such as China, energy prices were generally lower during the reporting period. The price of oil peaked at an all-time high of $77 a barrel in July 2006, but then tumbled back below $60 a barrel in the second half of 2006 as fears of supply disruptions in the Middle East eased and the U.S. had an uneventful hurricane season. Although the price of oil rebounded in early 2007, it was still down about 10% for the reporting period.

Seven of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The top performers were Noble Energy Inc. and XTO Energy Inc., both of which enjoyed strong rallies in early 2007 as energy prices recovered. In addition, Noble Energy increased global production significantly in 2006, while XTO continued to reduce production costs. Devon Energy Corp. also generated healthy returns, benefiting from higher production. The three stocks among the Fund’s ten largest holdings to decline for the reporting period were Anadarko Petroleum Corp., Sunoco Inc., and Occidental Petroleum Corp.

14	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
0.85%	0.78%	1.34%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Oil & Gas Services	70.29%

Oil & Gas	28.95

Transportation	0.60

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Schlumberger Ltd.	22.21%

Halliburton Co.	8.64

Baker Hughes Inc.	7.13

Transocean Inc.	6.95

Weatherford International Ltd.	4.79

GlobalSantaFe Corp.	4.23

National Oilwell Varco Inc.	4.19

Noble Corp.	3.27

Smith International Inc.	3.01

Nabors Industries Ltd.	2.63

TOTAL	67.05%

The iShares Dow Jones U.S. Oil Equipment & Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Equipment & Services Index (the “Index”). The Index measures the performance of the oil equipment and services sector of the U.S. equity market, and includes companies that are suppliers of equipment or services to oil fields and offshore platforms, such as drilling, exploration, engineering, logistics, seismic information services and platform construction. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 0.85%, while the Index returned 1.34%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Oil equipment and services stocks, as represented by the Index, produced slight gains for the reporting period, significantly trailing the performance of the broad U.S. equity indexes. These companies are dependent on drilling and exploration activity, which can decline when energy prices fall, as they did during the reporting period. The price of oil peaked at an all-time high of $77 a barrel in July 2006, then tumbled back below $60 a barrel in the second half of 2006 as fears of supply disruptions in the Middle East eased and the U.S. had an uneventful hurricane season. Although the price of oil rebounded in early 2007, it was still down about 10% for the reporting period.

Among the Fund’s ten largest holdings as of April 30, 2007, just two stocks posted double-digit gains for the reporting period – Smith International Inc. and National Oilwell Varco Inc. Both stocks benefited from strong growth in deepwater oil extraction – Smith International in drilling, National Oilwell Varco in platform construction. In contrast, two stocks among the Fund’s ten largest holdings suffered double-digit declines for the reporting period – Halliburton Co. and Nabors Industries Ltd. Both companies get a large share of their business from North America, where drilling activity was relatively weak.

16	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
16.65%	16.67%	17.05%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Pharmaceuticals	91.11%

Health Care – Products	7.88

Household Products & Wares	0.88

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Pfizer Inc.	7.95%

Johnson & Johnson	7.88

Merck & Co. Inc.	7.12

Abbott Laboratories	5.99

Wyeth	5.89

Schering-Plough Corp.	5.54

Lilly (Eli) & Co.	5.31

Bristol-Myers Squibb Co.	4.78

Allergan Inc.	3.51

Forest Laboratories Inc.	3.27

TOTAL	57.24%

The iShares Dow Jones U.S. Pharmaceuticals Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Pharmaceuticals Index (the “Index”). The Index measures the performance of the pharmaceuticals sector of the U.S. equity market, and includes pharmaceutical companies such as manufacturers of prescription or over-the-counter drugs or vaccines, but excludes producers of vitamins. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 16.65%, while the Index returned 17.05%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Pharmaceutical stocks, as represented by the Index, produced double-digit gains for the reporting period and outperformed the broad U.S. equity indexes. This segment of the market benefited from demographic trends that helped boost drug sales and earnings. Pharmaceutical stocks rallied overall despite a downturn following the November 2006 election of a Democrat-controlled Congress, whose legislative agenda could potentially hamper profitability for healthcare stocks in general and drug makers in particular.

Each of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The best performers were Schering-Plough Corp. and Merck & Co. Inc., both of which gained more than 50%. Schering-Plough reported solid earnings and agreed to acquire Organ on Biosciences, a Dutch pharmaceutical company. Despite losing patent protection on its top-selling cholesterol drug, Merck rallied after receiving FDA approval for several major new drugs, including a vaccine for cervical cancer and a drug that treats diabetes. Abbott Laboratories and Forest Laboratories Inc. also delivered strong gains. The only stock among the ten largest holdings to post a modest gain during the reporting period was the Fund’s largest holding, Pfizer Inc.

18	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

Performance as of April 30, 2007

Cumulative Total Returns

Inception to 4/30/07

NAV	MARKET	INDEX
5.11%	5.13%	5.69%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated, and are calculated from an inception date of 5/1/06.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Industry	Percentage of Net Assets
Banks	84.31%

Savings & Loans	14.89

Diversified Financial Services	0.57

Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
U.S. Bancorp	12.19%

Washington Mutual Inc.	7.51

Bank of New York Co. Inc. (The)	6.16

SunTrust Banks Inc.	6.04

Regions Financial Corp.	5.22

PNC Financial Services Group	5.20

BB&T Corp.	4.51

National City Corp.	4.38

Fifth Third Bancorp	3.86

KeyCorp	2.89

TOTAL	57.96%

The iShares Dow Jones U.S. Regional Banks Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Regional Banks Index (the “Index”). The Index measures the performance of the regional bank sub-sector of the U.S. equity market, and is a subset of the Dow Jones U.S. Bank Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 1, 2006 (inception date of the Fund) through April 30, 2007 (the “reporting period”), the Fund returned 5.11%, while the Index returned 5.69%.

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Regional banking stocks, as represented by the Index, produced moderate gains for the reporting period, lagging the performance of the broad U.S. equity indexes. The narrow gap between short- and long-term interest rates put downward pressure on net interest margins for commercial banks. In addition, some banks had exposure to the sub-prime lending market, which came under pressure from increased delinquencies. On the positive side, continued consolidation in the banking industry provided some support.

Eight of the Fund’s ten largest holdings as of April 30, 2007, gained ground during the reporting period. The best performers were The Bank of New York Co. Inc. and U.S. Bancorp, the Fund’s largest holding. Bank of New York benefited from increased profitability in its asset servicing business and a merger agreement with Mellon Financial Corp., while U.S. Bancorp reported solid earnings growth and offered one of the highest dividend yields in the banking sector. SunTrust Banks Inc. was another strong performer as the company embarked on a sizable cost-reduction initiative. The only two stocks among the Fund’s ten largest holdings to decline for the reporting period were Washington Mutual Inc., which has a significant mortgage lending business with exposure to the sub-prime market, and KeyCorp, which reported slowing revenue and earnings growth.

20	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/06 to 4/30/07)
Dow Jones U.S. Aerospace & Defense
Actual	$ 1,000.00	$ 1,159.80	0.48%	$ 2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Broker-Dealers
Actual	1,000.00	1,054.20	0.48	2.44
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Healthcare Providers
Actual	1,000.00	1,156.40	0.48	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Home Construction
Actual	1,000.00	934.30	0.48	2.30
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

SHAREHOLDER EXPENSES	21

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/06 to 4/30/07)
Dow Jones U.S. Insurance
Actual	$ 1,000.00	$ 1,085.50	0.48%	$ 2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Medical Devices
Actual	1,000.00	1,116.80	0.48	2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Oil & Gas Exploration & Production
Actual	1,000.00	1,146.30	0.48	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Oil Equipment & Services
Actual	1,000.00	1,176.10	0.48	2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Pharmaceuticals
Actual	1,000.00	1,085.60	0.48	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Dow Jones U.S. Regional Banks
Actual	1,000.00	1,020.60	0.48	2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

22	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.93%

AEROSPACE & DEFENSE – 83.46%
AAR Corp.[a]	88,294	$2,696,499
Alliant Techsystems Inc.[a]	48,437	4,510,938
Armor Holdings Inc.[a]	57,372	4,102,098
BE Aerospace Inc.[a]	130,446	4,780,846
Boeing Co. (The)	183,154	17,033,322
Curtiss-Wright Corp.	87,379	3,765,161
DRS Technologies Inc.	69,242	3,483,565
EDO Corp.	69,957	1,923,817
Esterline Technologies Corp.[a]	64,675	2,698,888
General Dynamics Corp.	142,096	11,154,536
Goodrich Corp.	116,436	6,618,222
HEICO Corp. Class A	65,030	2,012,678
L-3 Communications Holdings Inc.	87,391	7,859,073
Lockheed Martin Corp.	124,985	12,016,058
Moog Inc. Class Aa	78,676	3,345,304
Northrop Grumman Corp.	142,110	10,464,980
Orbital Sciences Corp.[a]	140,500	2,932,235
Raytheon Co.	199,795	10,697,024
Rockwell Collins Inc.	111,874	7,346,766
Sequa Corp. Class Aa	19,142	2,243,442
Spirit AeroSystems Holdings Inc. Class Aa	106,338	3,363,471
Teledyne Technologies Inc.[a]	74,635	3,292,150
Triumph Group Inc.	44,262	2,691,572
United Industrial Corp.	34,230	1,674,532
United Technologies Corp.	245,412	16,474,508

		149,181,685

ELECTRONICS – 4.39%
Cubic Corp.	70,171	1,412,542
FLIR Systems Inc.[a]	110,046	4,455,763
Taser International Inc.[a,b]	228,880	1,975,234

		7,843,539

MANUFACTURING – 3.88%
Ceradyne Inc.[a]	52,639	3,097,805
Hexcel Corp.[a]	176,670	3,833,739

		6,931,544

METAL FABRICATE & HARDWARE – 7.22%
Ladish Co. Inc.[a]	46,897	1,906,832

Security	Shares or Principal	Value
Precision Castparts Corp.	83,090	$8,650,500
RBC Bearings Inc.[a]	62,027	2,357,646

		12,914,978

SOFTWARE – 0.98%
ManTech International Corp. Class Aa	57,041	1,750,018

		1,750,018

TOTAL COMMON STOCKS (Cost: $162,359,970)		178,621,764

SHORT-TERM INVESTMENTS – 0.20%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY 5.33% - 5.43%,
07/17/07 - 08/21/07	$4,440	4,440
Deutsche Bank AG
5.35%, 08/08/07	7,930	7,930

		12,370

COMMERCIAL PAPER[c] – 0.05%
BNP Paribas Finance Inc.
5.12%, 06/06/07	1,110	1,104
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	10,322	10,309
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	8,761	8,716
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	5,551	5,504
Grampian Funding LLC
5.14%, 06/06/07[d]	4,758	4,733
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	3,172	3,156
Irish Permanent Treasury PLC
5.18%, 07/10/07	1,586	1,570
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	3,528	3,523
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	4,008	3,975

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	$7,156	$7,151
Nestle Capital Corp.
5.19%, 08/09/07[d]	1,903	1,876
Park Sienna LLC
5.30%, 05/18/07[d]	1,903	1,898
Simba Funding Corp.
5.20%, 07/23/07[d]	3,172	3,134
Societe Generale
5.18%, 05/16/07[d]	7,930	7,912
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	1,586	1,583
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	1,665	1,661
Tulip Funding Corp.
5.29%, 05/08/07[d]	6,661	6,654
Westpac Banking Corp.
5.20%, 07/12/07[d]	2,855	2,825
Zela Finance Inc.
5.20%, 07/16/07[d]	1,903	1,882

		79,166

MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	2,379	2,379
K2 USA LLC
5.39%, 06/04/07[d]	2,379	2,379
Sigma Finance Inc.
5.51%, 06/18/07[d]	2,601	2,601

		7,359

MONEY MARKET FUNDS – 0.05%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	95,890	95,890

		95,890

Security	Principal	Value
REPURCHASE AGREEMENTS[c] – 0.03%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,982 (collateralized by non-U.S. government debt securities, value $3,079, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$2,982	$2,982
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $6,345 (collateralized by non-U.S. government debt securities, value $6,679, 2.48% to 6.13%, 1/15/08 to 7/27/26).	6,344	6,344
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $4,759 (collateralized by non-U.S. government debt securities, value $5,247, 0.45% to 8.35%, 10/17/18 to 11/25/52).	4,758	4,758
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $4,759 (collateralized by U.S. government obligations, value $4,866, 4.50% to 8.75%, 5/1/08 to 4/1/37).	4,758	4,758
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $4,759 (collateralized by non-U.S. government debt securities, value $5,061, 0.00% to 6.00%, 2/7/17 to 11/30/60).	4,758	4,758

24	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2007

Security	Principal	Value
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $3,172 (collateralized by non-U.S. government debt securities, value $3,499, 6.43% to 7.34%, 6/1/13 to 1/5/37).	$3,172	$3,172
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,586 (collateralized by non-U.S. government debt securities, value $1,670, 5.26% to 5.95%, 5/1/32 to 6/1/46).	1,586	1,586
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $793 (collateralized by non-U.S. government debt securities, value $835, 6.13% to 6.75%, 4/1/13 to 1/15/16).	793	793
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $14,275 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $14,930, 0.00% to 12.00%, 6/1/07 to 7/1/45).	14,273	14,273
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $3,172 (collateralized by non-U.S. government debt securities, value $3,285, 4.13% to 8.13%, 9/1/09 to 10/1/26).	3,172	3,172

Security	Principal	Value
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $3,172 (collateralized by non-U.S. government debt securities, value $3,342, 4.70% to 6.57%, 12/15/14 to 6/12/47).	$3,172	$3,172

		49,768

TIME DEPOSITS[c] – 0.01%
Branch Banking & Trust
5.25%, 05/01/07	8,765	8,765
Societe Generale
5.27%, 05/01/07	11,101	11,101
SunTrust Bank
5.25%, 05/01/07	5,551	5,551

		25,417

VARIABLE & FLOATING RATE NOTES[c] – 0.05%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	2,378	2,378
ASIF Global Financing
5.40%, 05/03/07[d]	317	317
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	3,045	3,045
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	1,745	1,744
Commodore CDO Ltd.
5.42%, 12/12/07	682	682
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	34	34
Granite Master Issuer PLC
5.29%, 08/20/07[d]	11,101	11,101
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	1,586	1,586
Holmes Financing PLC
5.29%, 07/16/07[d]	5,551	5,551
JP Morgan Securities Inc.
5.40%, 11/16/07	6,344	6,344
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	6,344	6,344

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2007

Security	Principal	Value
Leafs LLC
5.32%, 01/22/08	$3,065	$3,065
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	3,489	3,489
Master Funding LLC
5.35%, 05/25/07[d]	2,886	2,886
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	3,489	3,489
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	317	317
Mound Financing PLC
5.29%, 05/08/07[d]	2,982	2,982
National City Bank of Indiana
5.34%, 05/21/07	1,586	1,586
Newcastle Ltd.
5.34%, 01/24/08[d]	2,062	2,061
Sedna Finance Inc.
5.32%, 05/25/07[d]	1,427	1,427
Strips III LLC
5.37%, 07/24/07[d]	603	603
SunTrust Bank
5.29%, 05/01/07	3,172	3,172
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	3,301	3,300
Wachovia Bank N.A.
5.36%, 05/22/07	8,025	8,025
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	2,379	2,379
White Pine Finance LLC
5.31%, 05/22/07[d]	1,745	1,744
Wind Master Trust
5.31%, 07/25/07[d]	1,269	1,269

		80,920

TOTAL SHORT-TERM INVESTMENTS (Cost: $350,890)		350,890

TOTAL INVESTMENTS IN SECURITIES – 100.13% (Cost: $162,710,860)		178,972,654

Other Assets, Less Liabilities – (0.13)%		(233,448)

NET ASSETS – 100.00%		$178,739,206

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

26	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
COMMON STOCKS – 99.93%

DIVERSIFIED FINANCIAL SERVICES – 99.93%
Ameriprise Financial Inc.	126,917	$7,547,754
Bear Stearns Companies Inc. (The)	56,322	8,769,335
CBOT Holdings Inc. Class Aa	33,313	6,285,164
Chicago Mercantile Exchange Holdings Inc.	14,523	7,504,760
E*TRADE Financial Corp.[a]	303,784	6,707,551
Edwards (A.G.) Inc.	81,349	5,893,735
GFI Group Inc.[a]	48,147	3,334,180
Goldman Sachs Group Inc. (The)	64,049	14,001,752
IntercontinentalExchange Inc.[a]	45,365	5,761,355
International Securities Exchange Holdings Inc.	78,425	5,230,163
Jefferies Group Inc.	168,016	5,326,107
Knight Capital Group Inc. Class Aa	229,419	3,716,588
LaBranche & Co. Inc.[a]	297,516	2,421,780
Legg Mason Inc.	76,500	7,588,035
Lehman Brothers Holdings Inc.	145,631	10,963,102
Merrill Lynch & Co. Inc.	155,372	14,019,216
Morgan Stanley	170,420	14,316,984
Nasdaq Stock Market Inc. (The)[a]	155,441	5,061,159
NYMEX Holdings Inc.[a]	22,879	2,967,635
NYSE Euronext Inc.[a,b]	217,390	18,332,499
optionsXpress Holdings Inc.	137,420	3,391,526
Piper Jaffray Companies[a]	53,141	3,390,927
Raymond James Financial Inc.	150,142	4,606,356
Schwab (Charles) Corp. (The)	463,524	8,862,579
SWS Group Inc.	104,771	2,722,998
TD Ameritrade Holding Corp.[a]	312,095	5,321,220
TradeStation Group Inc.[a]	179,608	2,187,625

		186,232,085

TOTAL COMMON STOCKS (Cost: $188,648,853)		186,232,085

SHORT-TERM INVESTMENTS – 7.52%

CERTIFICATES OF DEPOSIT[c] – 0.36%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$241,057	241,057

Security	Principal	Value
Deutsche Bank AG
5.35%, 08/08/07	$430,460	$430,460

		671,517

COMMERCIAL PAPER[c] – 2.31%
BNP Paribas Finance Inc.
5.12%, 06/06/07	60,264	59,956
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	560,325	559,638
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	475,576	473,131
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	301,322	298,783
Grampian Funding LLC
5.14%, 06/06/07[d]	258,276	256,950
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	172,184	171,303
Irish Permanent Treasury PLC
5.18%, 07/10/07	86,092	85,225
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	191,520	191,267
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	217,551	215,763
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	388,440	388,206
Nestle Capital Corp.
5.19%, 08/09/07[d]	103,310	101,821
Park Sienna LLC
5.30%, 05/18/07[d]	103,310	103,052
Simba Funding Corp.
5.20%, 07/23/07[d]	172,184	170,120
Societe Generale
5.18%, 05/16/07[d]	430,460	429,531
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	86,092	85,927

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	$90,386	$90,175
Tulip Funding Corp.
5.29%, 05/08/07[d]	361,587	361,215
Westpac Banking Corp.
5.20%, 07/12/07[d]	154,966	153,354
Zela Finance Inc.
5.20%, 07/16/07[d]	103,310	102,176

		4,297,593

MEDIUM-TERM NOTES[c] – 0.21%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	129,138	129,138
K2 USA LLC
5.39%, 06/04/07[d]	129,138	129,138
Sigma Finance Inc.
5.51%, 06/18/07[d]	141,191	141,191

		399,467

MONEY MARKET FUNDS – 0.09%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	174,206	174,206

		174,206

REPURCHASE AGREEMENTS[c] – 1.45%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $161,877 (collateralized by non-U.S. government debt securities, value $167,154, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$161,853	161,853
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $344,419 (collateralized by non-U.S. government debt securities, value $362,535, 2.48% to 6.13%, 1/15/08 to 7/27/26).	344,368	344,368

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $258,314 (collateralized by non-U.S. government debt securities, value $284,817, 0.45% to 8.35%, 10/17/18 to 11/25/52).	$258,276	$258,276
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $258,315 (collateralized by U.S. government obligations, value $264,127, 4.50% to 8.75%, 5/1/08 to 4/1/37).	258,276	258,276
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $258,314 (collateralized by non-U.S. government debt securities, value $274,691, 0.00% to 6.00%, 2/7/17 to 11/30/60).	258,276	258,276
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $172,210 (collateralized by non-U.S. government debt securities, value $189,965, 6.43% to 7.34%, 6/1/13 to 1/5/37).	172,184	172,184
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $86,105 (collateralized by non-U.S. government debt securities, value $90,643, 5.26% to 5.95%, 5/1/32 to 6/1/46).	86,092	86,092

28	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2007

Security	Principal	Value
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $43,052 (collateralized by non-U.S. government debt securities, value $45,325, 6.13% to 6.75%, 4/1/13 to 1/15/16).	$43,046	$43,046
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $774,945 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $810,515, 0.00% to 12.00%, 6/1/07 to 7/1/45).	774,828	774,828
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $172,210 (collateralized by non-U.S. government debt securities, value $178,358, 4.13% to 8.13%, 9/1/09 to 10/1/26).	172,184	172,184
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $172,210 (collateralized by non-U.S. government debt securities, value $181,423, 4.70% to 6.57%, 12/15/14 to 6/12/47).	172,184	172,184

		2,701,567

TIME DEPOSITS[c] – 0.74%
Branch Banking & Trust
5.25%, 05/01/07	475,838	475,838
Societe Generale
5.27%, 05/01/07	602,644	602,644
SunTrust Bank
5.25%, 05/01/07	301,322	301,322

		1,379,804

Security	Principal	Value
VARIABLE & FLOATING RATE NOTES[c] – 2.36%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	$129,143	$129,143
ASIF Global Financing
5.40%, 05/03/07[d]	17,218	17,218
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	165,297	165,286
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	94,701	94,701
Commodore CDO Ltd.
5.42%, 12/12/07	37,011	37,011
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	1,845	1,845
Granite Master Issuer PLC
5.29%, 08/20/07[d]	602,644	602,644
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	86,092	86,087
Holmes Financing PLC
5.29%, 07/16/07[d]	301,322	301,322
JP Morgan Securities Inc.
5.40%, 11/16/07	344,368	344,368
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	344,368	344,368
Leafs LLC
5.32%, 01/22/08	166,360	166,360
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	189,402	189,401
Master Funding LLC
5.35%, 05/25/07[d]	156,641	156,641
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	189,402	189,402
Metropolitan Life Insurance
Funding Agreement
5.43%, 08/01/07[d,g]	17,218	17,218
Mound Financing PLC
5.29%, 05/08/07[d]	161,853	161,853
National City Bank of Indiana
5.34%, 05/21/07	86,092	86,092

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2007

Security	Principal	Value
Newcastle Ltd.
5.34%, 01/24/08[d]	$111,920	$111,903
Sedna Finance Inc.
5.32%, 05/25/07[d]	77,483	77,482
Strips III LLC
5.37%, 07/24/07[d]	32,747	32,747
SunTrust Bank
5.29%, 05/01/07	172,184	172,184
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	179,181	179,181
Wachovia Bank N.A.
5.36%, 05/22/07	435,626	435,626
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	129,138	129,156
White Pine Finance LLC
5.31%, 05/22/07[d]	94,701	94,700
Wind Master Trust
5.31%, 07/25/07[d]	68,874	68,874

		4,392,813

TOTAL SHORT-TERM INVESTMENTS (Cost: $14,016,967)		14,016,967

TOTAL INVESTMENTS IN SECURITIES – 107.45% (Cost: $202,665,820)		200,249,052

Other Assets, Less Liabilities – (7.45)%		(13,889,868)

NET ASSETS – 100.00%		$186,359,184

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

30	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.90%

COMMERCIAL SERVICES – 4.10%
Healthcare Services Group Inc.	24,427	$683,956
HealthSpring Inc.[a]	39,313	924,642
PAREXEL International Corp.[a]	26,040	1,022,851
Pharmaceutical Product Development Inc.	69,735	2,515,341
PharmaNet Development Group Inc.[a]	20,031	546,646
PRA International[a]	23,938	543,871

		6,237,307

HEALTH CARE - PRODUCTS – 0.54%
LCA-Vision Inc.[b]	19,486	817,827

		817,827

HEALTH CARE - SERVICES – 79.09%
Aetna Inc.	225,640	10,578,002
Amedisys Inc.[a]	23,803	746,224
AMERIGROUP Corp.[a]	40,790	1,147,423
AmSurg Corp.[a]	28,624	656,921
Apria Healthcare Group Inc.[a]	35,453	1,125,278
Brookdale Senior Living Inc.	38,574	1,751,645
Centene Corp.[a]	39,202	815,794
Community Health Systems Inc.[a]	62,711	2,307,765
Covance Inc.[a]	41,580	2,515,590
Coventry Health Care Inc.[a]	86,325	4,992,175
DaVita Inc.[a]	62,248	3,399,363
Genesis HealthCare Corp.[a]	16,311	1,043,904
Health Management Associates Inc. Class A	175,607	1,877,239
Health Net Inc.[a]	68,051	3,678,837
Healthways Inc.[a]	28,170	1,194,971
Humana Inc.[a]	88,413	5,591,238
Kindred Healthcare Inc.[a]	28,829	1,006,709
Laboratory Corp. of America Holdings[a]	67,539	5,331,529
LifePoint Hospitals Inc.[a]	40,301	1,471,390
Lincare Holdings Inc.[a]	59,042	2,328,617
Magellan Health Services Inc.[a]	29,843	1,280,265
Manor Care Inc.	47,613	3,089,608
Matria Healthcare Inc.[a]	23,599	683,899

Security	Shares or Principal	Value
Molina Healthcare Inc.[a]	15,227	$460,160
Odyssey Healthcare Inc.[a]	38,407	512,349
Pediatrix Medical Group Inc.[a]	34,157	1,948,657
Psychiatric Solutions Inc.[a]	40,609	1,424,158
Quest Diagnostics Inc.	84,714	4,141,668
Sierra Health Services Inc.[a]	38,736	1,604,445
Sunrise Senior Living Inc.[a]	34,693	1,328,395
Tenet Healthcare Corp.[a,b]	341,240	2,532,001
Triad Hospitals Inc.[a]	56,508	3,002,835
UnitedHealth Group Inc.	437,874	23,233,594
Universal Health Services Inc. Class B	35,039	2,127,568
Wellcare Health Plans Inc.[a]	24,407	1,966,960
WellPoint Inc.[a]	221,658	17,504,332

		120,401,508

INSURANCE – 5.06%
CIGNA Corp.	49,565	7,711,818

		7,711,818

PHARMACEUTICALS – 11.11%
Express Scripts Inc.[a]	61,258	5,853,202
HealthExtras Inc.[a]	27,557	852,889
Medco Health Solutions Inc.[a]	130,897	10,212,584

		16,918,675

TOTAL COMMON STOCKS (Cost: $148,899,576)		152,087,135

SHORT-TERM INVESTMENTS – 1.37%

CERTIFICATES OF DEPOSIT[c] – 0.00%
Credit Suisse First Boston NY 5.33% - 5.43%,
07/17/07 - 08/21/07	$1,549	1,549
Deutsche Bank AG
5.35%, 08/08/07	2,766	2,766

		4,315

COMMERCIAL PAPER[c] – 0.02%
BNP Paribas Finance Inc.
5.12%, 06/06/07	387	385
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	3,601	3,596

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2007

Security	Principal	Value
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	$3,056	$3,041
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	1,936	1,920
Grampian Funding LLC
5.14%, 06/06/07[d]	1,660	1,651
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	1,107	1,101
Irish Permanent Treasury PLC
5.18%, 07/10/07	553	548
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	1,231	1,229
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	1,398	1,387
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	2,496	2,495
Nestle Capital Corp.
5.19%, 08/09/07[d]	664	654
Park Sienna LLC
5.30%, 05/18/07[d]	664	662
Simba Funding Corp.
5.20%, 07/23/07[d]	1,107	1,093
Societe Generale
5.18%, 05/16/07[d]	2,766	2,760
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	553	552
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	581	579
Tulip Funding Corp.
5.29%, 05/08/07[d]	2,324	2,321
Westpac Banking Corp.
5.20%, 07/12/07[d]	996	985
Zela Finance Inc.
5.20%, 07/16/07[d]	664	657

		27,616

MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	830	830

Security	Shares or Principal	Value
K2 USA LLC
5.39%, 06/04/07[d]	$830	$830
Sigma Finance Inc.
5.51%, 06/18/07[d]	907	907

		2,567

MONEY MARKET FUNDS – 1.32%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	216,813	216,813
BGI Cash Premier Fund LLC
5.31%[c,e,f]	1,787,925	1,787,925

		2,004,738

REPURCHASE AGREEMENTS[c] – 0.01%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,040 (collateralized by non-U.S. government debt securities, value $1,074, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$1,040	1,040
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,213 (collateralized by non-U.S. government debt securities, value $2,329, 2.48% to 6.13%, 1/15/08 to 7/27/26).	2,213	2,213
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $1,660 (collateralized by non-U.S. government debt securities, value $1,830, 0.45% to 8.35%, 10/17/18 to 11/25/52).	1,660	1,660

32	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2007

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $1,660 (collateralized by U.S. government obligations, value $1,697, 4.50% to 8.75%, 5/1/08 to 4/1/37).	$1,660	$1,660
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,660 (collateralized by non-U.S. government debt securities, value $1,765, 0.00% to 6.00%, 2/7/17 to 11/30/60).	1,660	1,660
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $1,107 (collateralized by non-U.S. government debt securities, value $1,221, 6.43% to 7.34%, 6/1/13 to 1/5/37).	1,107	1,107
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $553 (collateralized by non-U.S. government debt securities, value $582, 5.26% to 5.95%, 5/1/32 to 6/1/46).	553	553
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $277 (collateralized by non-U.S. government debt securities, value $292, 6.13% to 6.75%, 4/1/13 to 1/15/16).	277	277

Security	Principal	Value
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $4,980 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $5,209, 0.00% to 12.00%, 6/1/07 to 7/1/45).	$4,979	$4,979
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,107 (collateralized by non-U.S. government debt securities, value $1,147, 4.13% to 8.13%, 9/1/09 to 10/1/26).	1,107	1,107
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,107 (collateralized by non-U.S. government debt securities, value $1,166, 4.70% to 6.57%, 12/15/14 to 6/12/47).	1,107	1,107

		17,363

TIME DEPOSITS[c] – 0.00%
Branch Banking & Trust
5.25%, 05/01/07	3,058	3,058
Societe Generale
5.27%, 05/01/07	3,873	3,873
SunTrust Bank
5.25%, 05/01/07	1,936	1,936

		8,867

VARIABLE & FLOATING RATE NOTES[c] – 0.02%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	830	830
ASIF Global Financing
5.40%, 05/03/07[d]	111	111
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	1,062	1,062

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2007

Security	Principal	Value
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	$609	$609
Commodore CDO Ltd.
5.42%, 12/12/07	238	238
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	12	12
Granite Master Issuer PLC
5.29%, 08/20/07[d]	3,873	3,873
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	553	553
Holmes Financing PLC
5.29%, 07/16/07[d]	1,936	1,936
JP Morgan Securities Inc.
5.40%, 11/16/07	2,213	2,213
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	2,213	2,213
Leafs LLC
5.32%, 01/22/08	1,069	1,069
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	1,217	1,217
Master Funding LLC
5.35%, 05/25/07[d]	1,007	1,007
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	1,217	1,217
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	111	111
Mound Financing PLC
5.29%, 05/08/07[d]	1,040	1,040
National City Bank of Indiana
5.34%, 05/21/07	553	553
Newcastle Ltd.
5.34%, 01/24/08[d]	719	719
Sedna Finance Inc.
5.32%, 05/25/07[d]	498	498
Strips III LLC
5.37%, 07/24/07[d]	210	210
SunTrust Bank
5.29%, 05/01/07	1,107	1,106

Security	Principal	Value
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	$1,151	$1,152
Wachovia Bank N.A.
5.36%, 05/22/07	2,799	2,799
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	830	830
White Pine Finance LLC
5.31%, 05/22/07[d]	609	609
Wind Master Trust
5.31%, 07/25/07[d]	443	443

		28,230

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,093,696)		2,093,696

TOTAL INVESTMENTS IN SECURITIES – 101.27% (Cost: $150,993,272)		154,180,831

Other Assets, Less Liabilities – (1.27)%		(1,938,862)

NET ASSETS – 100.00%		$152,241,969

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

34	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
COMMON STOCKS – 99.77%

HOME BUILDERS – 99.77%
Beazer Homes USA Inc.[a]	95,554	$3,189,593
Brookfield Homes Corp.[a]	101,255	3,438,620
Cavco Industries Inc.[b]	62,053	2,330,711
Centex Corp.	104,523	4,679,495
Champion Enterprises Inc.[b]	347,084	3,568,023
Horton (D.R.) Inc.	197,296	4,376,025
Hovnanian Enterprises Inc. Class Aa,b	124,521	2,987,259
KB Home	110,704	4,883,153
Lennar Corp. Class A	131,739	5,626,573
Levitt Corp. Class A	238,169	2,022,055
M.D.C. Holdings Inc.	74,684	3,828,302
M/I Homes Inc.	98,431	2,926,354
Meritage Homes Corp.[b]	88,978	3,097,324
NVR Inc.[b]	6,486	5,344,464
Palm Harbor Homes Inc.[a,b]	121,993	1,811,596
Pulte Homes Inc.	156,754	4,216,682
Ryland Group Inc.	82,207	3,641,770
Skyline Corp.	76,906	2,526,362
Standard-Pacific Corp.	159,988	3,335,750
Toll Brothers Inc.[b]	152,503	4,541,539
WCI Communities Inc.[a,b]	158,421	3,459,915

		75,831,565

TOTAL COMMON STOCKS (Cost: $86,850,841)		75,831,565

SHORT-TERM INVESTMENTS – 16.95%

CERTIFICATES OF DEPOSIT[c] – 0.24%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$65,184	65,184
Deutsche Bank AG
5.35%, 08/08/07	116,401	116,401

		181,585

COMMERCIAL PAPER[c] – 1.53%
BNP Paribas Finance Inc.
5.12%, 06/06/07	16,296	16,213

Security	Principal	Value
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	$151,518	$151,332
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	128,601	127,939
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	81,481	80,795
Grampian Funding LLC
5.14%, 06/06/07[d]	69,841	69,482
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	46,560	46,322
Irish Permanent Treasury PLC
5.18%, 07/10/07	23,280	23,046
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	51,789	51,721
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	58,828	58,345
Lockhart Funding LLC
5.25%,
05/04/07 - 05/14/07[d]	105,039	104,975
Nestle Capital Corp.
5.19%, 08/09/07[d]	27,936	27,534
Park Sienna LLC
5.30%, 05/18/07[d]	27,936	27,866
Simba Funding Corp.
5.20%, 07/23/07[d]	46,560	46,002
Societe Generale
5.18%, 05/16/07[d]	116,401	116,150
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	23,280	23,236
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	24,441	24,384
Tulip Funding Corp.
5.29%, 05/08/07[d]	97,777	97,676
Westpac Banking Corp.
5.20%, 07/12/07[d]	41,904	41,469
Zela Finance Inc.
5.20%, 07/16/07[d]	27,936	27,630

		1,162,117

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MEDIUM-TERM NOTES[c] – 0.14%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	$34,920	$34,920
K2 USA LLC
5.39%, 06/04/07[d]	34,920	34,920
Sigma Finance Inc.
5.51%, 06/18/07[d]	38,180	38,180

		108,020

MONEY MARKET FUNDS – 12.03%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	188,817	188,817
BGI Cash Premier Fund LLC 5.31%[c,e,f]	8,952,532	8,952,532

		9,141,349

REPURCHASE AGREEMENTS[c] – 0.96%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $43,774 (collateralized by non-U.S. government debt securities, value $45,201, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$43,767	43,767
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $93,135 (collateralized by non-U.S. government debt securities, value $98,034, 2.48% to 6.13%, 1/15/08 to 7/27/26).	93,121	93,121
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $69,851 (collateralized by non-U.S. government debt securities, value $77,018, 0.45% to 8.35%, 10/17/18 to 11/25/52).	69,841	69,841

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $69,851 (collateralized by U.S. government obligations, value $71,423, 4.50% to 8.75%, 5/1/08 to 4/1/37).	$69,841	$69,841
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $69,851 (collateralized by non-U.S. government debt securities, value $74,280, 0.00% to 6.00%, 2/7/17 to 11/30/60).	69,841	69,841
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $46,567 (collateralized by non-U.S. government debt securities, value $51,368, 6.43% to 7.34%, 6/1/13 to 1/5/37).	46,560	46,560
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $23,283 (collateralized by non-U.S. government debt securities, value $24,510, 5.26% to 5.95%, 5/1/32 to 6/1/46).	23,280	23,280
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $11,642 (collateralized by non-U.S. government debt securities, value $12,257, 6.13% to 6.75%, 4/1/13 to 1/15/16).	11,640	11,640

36	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2007

Security	Principal	Value
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $209,554 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $219,173, 0.00% to 12.00%, 6/1/07 to 7/1/45).	$209,522	$209,522
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $46,567 (collateralized by non-U.S. government debt securities, value $48,229, 4.13% to 8.13%, 9/1/09 to 10/1/26).	46,560	46,560
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $46,567 (collateralized by non-U.S. government debt securities, value $49,058, 4.70% to 6.57%, 12/15/14 to 6/12/47).	46,560	46,560

		730,533

TIME DEPOSITS[c] – 0.49%
Branch Banking & Trust
5.25%, 05/01/07	128,672	128,672
Societe Generale
5.27%, 05/01/07	162,962	162,962
SunTrust Bank
5.25%, 05/01/07	81,481	81,481

		373,115

VARIABLE & FLOATING RATE NOTES[c] – 1.56%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	34,920	34,922
ASIF Global Financing
5.40%, 05/03/07[d]	4,656	4,656
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	44,698	44,695

Security	Principal	Value
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	$25,608	$25,608
Commodore CDO Ltd.
5.42%, 12/12/07	10,008	10,008
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	499	499
Granite Master Issuer PLC
5.29%, 08/20/07[d]	162,962	162,962
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	23,280	23,279
Holmes Financing PLC
5.29%, 07/16/07[d]	81,481	81,481
JP Morgan Securities Inc.
5.40%, 11/16/07	93,121	93,121
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	93,121	93,121
Leafs LLC
5.32%, 01/22/08	44,986	44,986
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	51,216	51,216
Master Funding LLC
5.35%, 05/25/07[d]	42,357	42,357
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	51,216	51,216
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	4,656	4,656
Mound Financing PLC
5.29%, 05/08/07[d]	43,767	43,767
National City Bank of Indiana
5.34%, 05/21/07	23,280	23,280
Newcastle Ltd.
5.34%, 01/24/08[d]	30,264	30,260
Sedna Finance Inc.
5.32%, 05/25/07[d]	20,952	20,952
Strips III LLC
5.37%, 07/24/07[d]	8,855	8,855
SunTrust Bank
5.29%, 05/01/07	46,560	46,560

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2007

Security	Principal	Value
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	$48,452	$48,452
Wachovia Bank N.A.
5.36%, 05/22/07	117,798	117,798
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	34,920	34,925
White Pine Finance LLC
5.31%, 05/22/07[d]	25,608	25,608
Wind Master Trust
5.31%, 07/25/07[d]	18,624	18,624

		1,187,864

TOTAL SHORT-TERM INVESTMENTS (Cost: $12,884,583)		12,884,583

TOTAL INVESTMENTS IN SECURITIES – 116.72% (Cost: $99,735,424)		88,716,148

Other Assets, Less Liabilities – (16.72)%		(12,711,066)

NET ASSETS – 100.00%		$76,005,082

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

38	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.94%

INSURANCE – 99.94%
ACE Ltd.	13,219	$786,002
AFLAC Inc.	20,461	1,050,468
Alfa Corp.	1,500	26,910
Alleghany Corp.[a]	212	75,854
Allstate Corp. (The)	25,425	1,584,486
Ambac Financial Group Inc.	4,276	392,537
American Equity Investment Life Holding Co.	2,129	29,061
American Financial Group Inc.	2,838	100,096
American International Group Inc.	92,740	6,483,453
American National Insurance Co.	638	83,272
Arch Capital Group Ltd.[a]	1,690	123,066
Argonaut Group Inc.[a]	1,309	43,995
Aspen Insurance Holdings Ltd.	3,085	81,783
Assurant Inc.	4,221	242,834
Assured Guaranty Ltd.	1,939	54,699
Berkley (W.R.) Corp.	7,269	236,170
Brown & Brown Inc.	4,601	118,476
Chubb Corp.	16,880	908,650
Cincinnati Financial Corp.	6,218	281,302
CNA Financial Corp.[a]	1,191	55,584
Commerce Group Inc.	2,498	81,460
Conseco Inc.[a,b]	6,221	110,049
Covanta Holding Corp.[a]	4,352	106,798
Delphi Financial Group Inc. Class A	1,738	74,213
Erie Indemnity Co. Class A	2,102	110,460
FBL Financial Group Inc. Class A	513	19,874
First American Corp.	3,477	179,065
Gallagher (Arthur J.) & Co.	3,987	111,477
Genworth Financial Inc. Class A	18,417	672,036
Hanover Insurance Group Inc. (The)	2,091	96,102
Hartford Financial Services Group Inc. (The)	13,028	1,318,434
HCC Insurance Holdings Inc.	4,508	138,215
Hilb, Rogal & Hobbs Co.	1,473	64,002
Horace Mann Educators Corp.	1,730	36,399
Infinity Property & Casualty Corp.	809	37,627
LandAmerica Financial Group Inc.	732	58,816
Lincoln National Corp.	11,277	802,359

Security	Shares	Value
Loews Corp.	18,932	$895,862
Markel Corp.[a]	392	179,893
MBIA Inc.	5,447	378,893
Mercury General Corp.	1,079	58,428
MetLife Inc.	18,813	1,236,014
Midland Co. (The)	560	24,578
National Western Life Insurance Co. Class A	93	24,896
Nationwide Financial Services Inc.	2,279	130,199
Navigators Group Inc. (The)[a]	531	27,129
Ohio Casualty Corp.	2,477	78,372
Old Republic International Corp.	8,729	185,666
OneBeacon Insurance Group Ltd.	967	23,546
Philadelphia Consolidated Holding Corp.[a]	2,419	104,985
Phoenix Companies Inc.	4,581	68,257
PMI Group Inc. (The)	3,531	171,148
Presidential Life Corp.	870	16,539
Principal Financial Group Inc.	10,949	695,152
ProAssurance Corp.[a]	1,260	67,838
Progressive Corp. (The)	28,461	656,595
Protective Life Corp.	2,619	122,831
Prudential Financial Inc.	19,488	1,851,360
Radian Group Inc.	3,232	187,812
RLI Corp.	888	49,453
SAFECO Corp.	4,302	287,115
Safety Insurance Group Inc.	588	23,555
Security Capital Assurance Ltd.	2,604	83,588
Selective Insurance Group Inc.	2,323	60,584
StanCorp Financial Group Inc.	2,176	103,578
Stewart Information Services Corp.	689	27,712
Torchmark Corp.	4,033	275,454
Tower Group Inc.	802	24,613
Travelers Companies Inc. (The)	27,605	1,493,430
21st Century Insurance Group	1,050	21,850
United America Indemnity Ltd. Class Aa	803	20,059
United Fire & Casualty Co.	889	32,671
Unitrin Inc.	1,791	84,446
Universal American Financial Corp.[a]	1,511	28,044

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Unum Group	13,948	$347,026
USI Holdings Corp.[a]	1,540	26,088
Wesco Financial Corp.	59	26,255
White Mountains Insurance Group Ltd.	323	185,079
XL Capital Ltd. Class A	7,307	569,800
Zenith National Insurance Corp.	1,522	70,393

		27,802,870

TOTAL COMMON STOCKS (Cost: $26,457,073)		27,802,870

SHORT-TERM INVESTMENTS – 0.51%

CERTIFICATES OF DEPOSIT[c] – 0.02%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$1,549	1,549
Deutsche Bank AG
5.35%, 08/08/07	2,766	2,766

		4,315

COMMERCIAL PAPER[c] – 0.10%
BNP Paribas Finance Inc.
5.12%, 06/06/07	387	385
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	3,600	3,596
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	3,055	3,040
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	1,936	1,920
Grampian Funding LLC
5.14%, 06/06/07[d]	1,659	1,651
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	1,106	1,101
Irish Permanent Treasury PLC
5.18%, 07/10/07	553	548
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	1,230	1,229

Security	Shares or Principal	Value
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	$1,398	$1,386
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	2,496	2,494
Nestle Capital Corp.
5.19%, 08/09/07[d]	664	654
Park Sienna LLC
5.30%, 05/18/07[d]	664	662
Simba Funding Corp.
5.20%, 07/23/07[d]	1,106	1,093
Societe Generale
5.18%, 05/16/07[d]	2,766	2,760
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	553	552
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	581	579
Tulip Funding Corp.
5.29%, 05/08/07[d]	2,323	2,321
Westpac Banking Corp.
5.20%, 07/12/07[d]	996	985
Zela Finance Inc.
5.20%, 07/16/07[d]	664	656

		27,612

MEDIUM-TERM NOTES[c] – 0.01%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	830	830
K2 USA LLC
5.39%, 06/04/07[d]	830	830
Sigma Finance Inc.
5.51%, 06/18/07[d]	907	907

		2,567

MONEY MARKET FUNDS – 0.19%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	53,524	53,524

		53,524

40	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2007

Security	Principal	Value
REPURCHASE AGREEMENTS[c] – 0.06%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,040 (collateralized by non-U.S. government debt securities, value $1,074, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$1,040	$1,040
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,212 (collateralized by non-U.S. government debt securities, value $2,328, 2.48% to 6.13%, 1/15/08 to 7/27/26).	2,212	2,212
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $1,659 (collateralized by non-U.S. government debt securities, value $1,829, 0.45% to 8.35%, 10/17/18 to 11/25/52).	1,659	1,659
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $1,659 (collateralized by U.S. government obligations, value $1,696, 4.50% to 8.75%, 5/1/08 to 4/1/37).	1,659	1,659
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,659 (collateralized by non-U.S. government debt securities, value $1,764, 0.00% to 6.00%, 2/7/17 to 11/30/60).	1,659	1,659

Security	Principal	Value
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $1,106 (collateralized by non-U.S. government debt securities, value $1,220, 6.43% to 7.34%, 6/1/13 to 1/5/37).	$1,106	$1,106
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $553 (collateralized by non-U.S. government debt securities, value $582, 5.26% to 5.95%, 5/1/32 to 6/1/46).	553	553
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $277 (collateralized by non-U.S. government debt securities, value $292, 6.13% to 6.75%, 4/1/13 to 1/15/16).	277	277
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $4,979 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $5,208, 0.00% to 12.00%, 6/1/07 to 7/1/45).	4,978	4,978
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,106 (collateralized by non-U.S. government debt securities, value $1,145, 4.13% to 8.13%, 9/1/09 to 10/1/26).	1,106	1,106

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2007

Security	Principal	Value
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,106 (collateralized by non-U.S. government debt securities, value $1,165, 4.70% to 6.57%, 12/15/14 to 6/12/47).	$1,106	$1,106

		17,355

TIME DEPOSITS[c] – 0.03%
Branch Banking & Trust
5.25%, 05/01/07	3,057	3,057
Societe Generale
5.27%, 05/01/07	3,872	3,872
SunTrust Bank
5.25%, 05/01/07	1,936	1,936

		8,865

VARIABLE & FLOATING RATE NOTES[c] – 0.10%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	829	829
ASIF Global Financing
5.40%, 05/03/07[d]	111	111
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	1,062	1,062
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	608	608
Commodore CDO Ltd.
5.42%, 12/12/07	238	238
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	12	12
Granite Master Issuer PLC
5.29%, 08/20/07[d]	3,872	3,872
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	553	553
Holmes Financing PLC
5.29%, 07/16/07[d]	1,936	1,936
JP Morgan Securities Inc.
5.40%, 11/16/07	2,212	2,212
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	2,212	2,212
Leafs LLC
5.32%, 01/22/08	1,069	1,069

Security	Principal	Value
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	$1,217	$1,217
Master Funding LLC
5.35%, 05/25/07[d]	1,006	1,006
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	1,217	1,217
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	111	111
Mound Financing PLC
5.29%, 05/08/07[d]	1,040	1,040
National City Bank of Indiana
5.34%, 05/21/07	553	553
Newcastle Ltd.
5.34%, 01/24/08[d]	719	719
Sedna Finance Inc.
5.32%, 05/25/07[d]	498	498
Strips III LLC
5.37%, 07/24/07[d]	210	210
SunTrust Bank
5.29%, 05/01/07	1,106	1,106
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	1,151	1,151
Wachovia Bank N.A.
5.36%, 05/22/07	2,799	2,799
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	830	830
White Pine Finance LLC
5.31%, 05/22/07[d]	608	608
Wind MasterTrust
5.31%, 07/25/07[d]	442	442

		28,221

TOTAL SHORT-TERM INVESTMENTS (Cost: $142,459)		142,459

TOTAL INVESTMENTS IN SECURITIES – 100.45% (Cost: $26,599,532)		27,945,329

Other Assets, Less Liabilities – (0.45)%		(124,294)

NET ASSETS – 100.00%		$27,821,035

42	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2007

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.86%

BIOTECHNOLOGY – 4.35%
Bio-Rad Laboratories Inc. Class Aa	19,233	$1,361,119
Integra LifeSciences Holdings Corp.[a]	22,819	1,039,862
Millipore Corp.[a]	38,011	2,806,352

		5,207,333

ELECTRONICS – 15.65%
Analogic Corp.	16,682	1,022,607
Applera Corp. – Applied Biosystems Group	116,713	3,646,114
Thermo Fisher Scientific Inc.[a]	166,087	8,646,489
Varian Inc.[a]	28,603	1,657,830
Waters Corp.[a]	63,253	3,759,126

		18,732,166

HEALTH CARE - PRODUCTS – 79.86%
Advanced Medical Optics Inc.[a]	50,662	2,048,265
American Medical Systems Holdings Inc.[a]	70,960	1,258,121
ArthroCare Corp.[a]	31,047	1,280,999
Beckman Coulter Inc.	43,545	2,735,061
Biomet Inc.	118,579	5,122,613
Boston Scientific Corp.[a]	533,860	8,242,798
Cepheid Inc.[a]	78,719	892,674
Dade Behring Holdings Inc.	63,004	3,094,126
Datascope Corp.	18,727	693,835
DJO Inc.[a]	27,374	1,069,228
Hillenbrand Industries Inc.	43,332	2,649,752
Immucor Inc.[a]	62,366	2,035,003
Intuitive Surgical Inc.[a]	25,831	3,349,247
Kinetic Concepts Inc.[a]	42,353	2,117,650
Kyphon Inc.[a]	40,406	1,883,324
Medtronic Inc.	297,068	15,723,809
NuVasive Inc.[a]	39,440	1,016,369
Palomar Medical Technologies Inc.[a]	20,770	850,324
ResMed Inc.[a]	55,738	2,355,488
Respironics Inc.[a]	57,719	2,352,626
Sirona Dental Systems Inc.	22,805	752,793
SonoSite Inc.[a]	23,970	694,651

Security	Shares	Value
St. Jude Medical Inc.[a]	159,842	$6,839,639
Steris Corp.	61,257	1,565,729
Stryker Corp.	114,745	7,451,540
Symmetry Medical Inc.[a]	42,840	727,852
Thoratec Corp.[a]	55,340	1,085,771
Varian Medical Systems Inc.[a]	79,356	3,349,617
Ventana Medical Systems Inc.[a]	34,655	1,683,886
Viasys Healthcare Inc.[a]	36,082	1,155,346
Wright Medical Group Inc.[a]	43,410	1,025,344
Zimmer Holdings Inc.[a]	94,054	8,510,006

		95,613,486

TOTAL COMMON STOCKS (Cost: $117,871,921)		119,552,985

SHORT-TERM INVESTMENTS – 0.18%

MONEY MARKET FUNDS – 0.18%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[b,c]	207,473	207,473

		207,473

TOTAL SHORT-TERM INVESTMENTS (Cost: $207,473)		207,473

TOTAL INVESTMENTS IN SECURITIES – 100.04% (Cost: $118,079,394)		119,760,458

Other Assets, Less Liabilities – (0.04)%		(43,125)

NET ASSETS – 100.00%		$119,717,333

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

44	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.90%

ELECTRIC – 1.34%
Dynegy Inc. Class Aa	93,378	$878,687

		878,687

OIL & GAS – 98.56%
Anadarko Petroleum Corp.	80,445	3,753,564
Apache Corp.	55,438	4,019,255
Arena Resources Inc.[a]	4,316	202,636
Atlas America Inc.[a]	5,236	312,537
ATP Oil & Gas Corp.[a]	6,356	276,232
Berry Petroleum Co. Class A	10,581	360,389
Bill Barrett Corp.[a]	8,962	330,698
BP Prudhoe Bay Royalty Trust[b]	5,905	379,869
Cabot Oil & Gas Corp.	23,424	853,102
Carrizo Oil & Gas Inc.[a]	7,288	268,563
Cheniere Energy Inc.[a,b]	14,237	474,804
Chesapeake Energy Corp.	82,023	2,768,276
Cimarex Energy Co.	20,546	809,512
CNX Gas Corp.[a]	8,736	245,132
Comstock Resources Inc.[a]	12,164	344,849
Delta Petroleum Corp.[a,b]	16,097	349,144
Denbury Resources Inc.[a]	28,613	946,804
Devon Energy Corp.	68,427	4,986,275
Encore Acquisition Co.[a]	14,834	396,216
Energy Partners Ltd.[a,b]	11,067	184,930
EOG Resources Inc.	43,086	3,164,236
EXCO Resources Inc.[a]	23,815	399,854
Forest Oil Corp.[a]	14,431	508,548
Frontier Oil Corp.	26,167	924,480
Giant Industries Inc.[a]	4,220	316,373
Goodrich Petroleum Corp.[a]	5,986	210,288
Harvest Natural Resources Inc.[a]	13,060	131,253
Holly Corp.	11,680	742,848
Houston Exploration Co.[a]	7,974	441,520
Hugoton Royalty Trust	11,688	310,901
Mariner Energy Inc.[a]	23,104	520,995
Newfield Exploration Co.[a]	28,226	1,234,887
Noble Energy Inc.	34,050	2,002,481
Occidental Petroleum Corp.	129,508	6,566,056
Penn Virginia Corp.	5,294	423,785
Petrohawk Energy Corp.[a]	43,126	623,171

Security	Shares or Principal	Value
Pioneer Natural Resources Co.	27,237	$1,367,297
Plains Exploration & Production Co.[a]	17,547	824,534
Pogo Producing Co.	13,541	653,489
Quicksilver Resources Inc.[a]	14,080	589,389
Range Resources Corp.	31,729	1,159,695
Rosetta Resources Inc.[a]	15,031	323,317
Southwestern Energy Co.[a]	35,471	1,489,782
St. Mary Land & Exploration Co.	14,672	537,289
Sunoco Inc.	24,999	1,888,174
Swift Energy Co.[a]	8,308	337,720
Tesoro Corp.	14,246	1,726,615
Ultra Petroleum Corp.[a]	31,499	1,786,623
Valero Energy Corp.	92,973	6,529,494
W&T Offshore Inc.	8,273	251,086
Warren Resources Inc.[a]	15,987	211,188
Western Refining Inc.	8,499	336,730
Whiting Petroleum Corp.[a]	10,638	468,285
XTO Energy Inc.	63,641	3,453,797

		64,718,967

TOTAL COMMON STOCKS (Cost: $61,027,242)		65,597,654

SHORT-TERM INVESTMENTS – 1.83%

CERTIFICATES OF DEPOSIT[c] – 0.04%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$9,329	9,329
Deutsche Bank AG
5.35%, 08/08/07	16,660	16,660

		25,989

COMMERCIAL PAPER[c] – 0.25%
BNP Paribas Finance Inc.
5.12%, 06/06/07	2,332	2,320
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	21,686	21,659
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	18,406	18,311

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2007

Security	Principal	Value
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	$11,662	$11,564
Grampian Funding LLC
5.14%, 06/06/07[d]	9,996	9,945
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	6,664	6,630
Irish Permanent Treasury PLC
5.18%, 07/10/07	3,332	3,298
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	7,412	7,403
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	8,420	8,351
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	15,034	15,024
Nestle Capital Corp.
5.19%, 08/09/07[d]	3,998	3,941
Park Sienna LLC
5.30%, 05/18/07[d]	3,998	3,988
Simba Funding Corp.
5.20%, 07/23/07[d]	6,664	6,584
Societe Generale
5.18%, 05/16/07[d]	16,660	16,624
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	3,332	3,326
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	3,498	3,490
Tulip Funding Corp.
5.29%, 05/08/07[d]	13,994	13,980
Westpac Banking Corp.
5.20%, 07/12/07[d]	5,998	5,935
Zela Finance Inc.
5.20%, 07/16/07[d]	3,998	3,955

		166,328
MEDIUM-TERM NOTES[c] – 0.03%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	4,998	4,998
K2 USA LLC
5.39%, 06/04/07[d]	4,998	4,998

Security	Shares or Principal	Value
Sigma Finance Inc.
5.51%, 06/18/07[d]	$5,465	$5,465

		15,461
MONEY MARKET FUNDS – 1.01%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	68,338	68,338
BGI Cash Premier Fund LLC
5.31%[c,e,f]	593,415	593,415

		661,753

REPURCHASE AGREEMENTS[c] – 0.16%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $6,265 (collateralized by non-U.S. government debt securities, value $6,469, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$6,264	6,264
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $13,330 (collateralized by non-U.S. government debt securities, value $14,031, 2.48% to 6.13%, 1/15/08 to 7/27/26).	13,328	13,328
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $9,997 (collateralized by non-U.S. government debt securities, value $11,023, 0.45% to 8.35%, 10/17/18 to 11/25/52).	9,996	9,996

46	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2007

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $9,997 (collateralized by U.S. government obligations, value $10,222, 4.50% to 8.75%, 5/1/08 to 4/1/37).	$9,996	$9,996
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $9,997 (collateralized by non-U.S. government debt securities, value $10,631, 0.00% to 6.00%, 2/7/17 to 11/30/60).	9,996	9,996
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $6,665 (collateralized by non-U.S. government debt securities, value $7,352, 6.43% to 7.34%, 6/1/13 to 1/5/37).	6,664	6,664
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $3,332 (collateralized by non-U.S. government debt securities, value $3,508, 5.26% to 5.95%, 5/1/32 to 6/1/46).	3,332	3,332
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $1,666 (collateralized by non-U.S. government debt securities, value $1,754, 6.13% to 6.75%, 4/1/13 to 1/15/16).	1,666	1,666

Security	Principal	Value
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $29,993 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $31,370, 0.00% to 12.00%, 6/1/07 to 7/1/45).	$29,988	$29,988
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $6,665 (collateralized by non-U.S. government debt securities, value $6,903, 4.13% to 8.13%, 9/1/09 to 10/1/26).	6,664	6,664
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $6,665 (collateralized by non-U.S. government debt securities, value $7,022, 4.70% to 6.57%, 12/15/14 to 6/12/47).	6,664	6,664

		104,558

TIME DEPOSITS[c] – 0.08%
Branch Banking & Trust
5.25%, 05/01/07	18,416	18,416
Societe Generale
5.27%, 05/01/07	23,324	23,324
SunTrust Bank
5.25%, 05/01/07	11,662	11,662

		53,402

VARIABLE & FLOATING RATE NOTES[c] – 0.26%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	4,998	4,998
ASIF Global Financing
5.40%, 05/03/07[d]	666	666
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	6,397	6,397

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2007

Security	Principal	Value
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	$3,665	$3,665
Commodore CDO Ltd.
5.42%, 12/12/07	1,432	1,432
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	71	71
Granite Master Issuer PLC
5.29%, 08/20/07[d]	23,324	23,330
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	3,332	3,332
Holmes Financing PLC
5.29%, 07/16/07[d]	11,662	11,662
JP Morgan Securities Inc.
5.40%, 11/16/07	13,328	13,328
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	13,328	13,328
Leafs LLC
5.32%, 01/22/08	6,439	6,439
Links Finance LLC
5.28%-5.35%,
05/10/07-05/16/07[d]	7,330	7,331
Master Funding LLC
5.35%, 05/25/07[d]	6,062	6,062
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	7,330	7,330
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	666	666
Mound Financing PLC
5.29%, 05/08/07[d]	6,264	6,264
National City Bank of Indiana
5.34%, 05/21/07	3,332	3,332
Newcastle Ltd.
5.34%, 01/24/08[d]	4,332	4,331
Sedna Finance Inc.
5.32%, 05/25/07[d]	2,999	2,999
Strips III LLC
5.37%, 07/24/07[d]	1,267	1,267
SunTrust Bank
5.29%, 05/01/07	6,664	6,664

Security	Principal	Value
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	$6,935	$6,935
Wachovia Bank N.A.
5.36%, 05/22/07	16,860	16,860
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	4,998	4,999
White Pine Finance LLC
5.31%, 05/22/07[d]	3,665	3,665
Wind Master Trust
5.31%, 07/25/07[d]	2,666	2,666

		170,019

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,197,510)		1,197,510

TOTAL INVESTMENTS IN SECURITIES – 101.73% (Cost: $62,224,752)		66,795,164

Other Assets, Less Liabilities – (1.73)%		(1,133,821)

NET ASSETS – 100.00%		$65,661,343

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

48	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.84%

OIL & GAS – 28.95%
Atwood Oceanics Inc.[a]	11,571	$727,816
Diamond Offshore Drilling Inc.	26,364	2,256,758
ENSCO International Inc.	59,849	3,374,287
GlobalSantaFe Corp.	88,642	5,666,883
Grey Wolf Inc.[a]	77,810	557,120
Helmerich & Payne Inc.	39,241	1,267,092
Nabors Industries Ltd.[a]	109,596	3,520,223
Noble Corp.	52,045	4,382,709
Parallel Petroleum Corp.[a]	15,496	358,113
Parker Drilling Co.[a]	45,519	494,336
Petroleum Development Corp.[a]	6,591	342,732
Pioneer Drilling Co.[a]	21,079	288,993
Pride International Inc.[a]	66,811	2,192,069
Rowan Companies Inc.	47,726	1,748,681
TODCO[a]	24,463	1,112,088
Transocean Inc.[a]	107,876	9,298,911
Unit Corp.[a]	20,521	1,172,775

		38,761,586

OIL & GAS SERVICES – 70.29%
Baker Hughes Inc.	118,734	9,545,026
BJ Services Co.	115,315	3,304,928
Cameron International Corp.[a]	43,058	2,780,255
CARBO Ceramics Inc.	8,220	357,159
Complete Production Services Inc.[a]	20,563	494,951
Dresser-Rand Group Inc.[a]	29,705	947,887
Dril-Quip Inc.[a]	10,722	541,461
FMC Technologies Inc.[a]	26,618	1,886,684
Global Industries Ltd.[a]	35,157	729,859
Grant Prideco Inc.[a]	50,281	2,591,483
Halliburton Co.	363,929	11,562,024
Hanover Compressor Co.[a]	35,358	764,794
Helix Energy Solutions Group Inc.[a]	35,700	1,365,882
Hercules Offshore Inc.[a,b]	15,792	496,343
Horizon Offshore Inc.[a]	11,855	189,680
Hydril Co.[a]	7,168	694,006
Input/Output Inc.[a]	29,619	414,370
Lone Star Technologies Inc.[a]	13,158	873,823
Lufkin Industries Inc.	7,217	449,042

Security	Shares or Principal	Value
National Oilwell Varco Inc.[a]	66,067	$5,605,785
Newpark Resources Inc.[a]	37,303	306,631
Oceaneering International Inc.[a]	21,859	1,039,177
Oil States International Inc.[a]	21,128	716,873
RPC Inc.	17,035	280,907
Schlumberger Ltd.	402,718	29,732,670
SEACOR Holdings Inc.[a]	9,024	859,807
Smith International Inc.	76,860	4,030,538
Superior Energy Services Inc.[a]	34,458	1,251,859
Tetra Technologies Inc.[a]	29,317	776,607
Tidewater Inc.	24,278	1,534,612
Universal Compression Holdings Inc.[a]	12,498	831,992
Weatherford International Ltd.[a]	122,262	6,417,532
W-H Energy Services Inc.[a]	13,273	718,202

		94,092,849

TRANSPORTATION – 0.60%
Bristow Group Inc.[a]	10,267	386,039
GulfMark Offshore Inc.[a]	8,806	421,807

		807,846

TOTAL COMMON STOCKS (Cost: $ 123,750,609)		133,662,281

SHORT-TERM INVESTMENTS – 0.58%

CERTIFICATES OF DEPOSIT[c] – 0.00%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$1,437	1,437
Deutsche Bank AG
5.35%, 08/08/07	2,565	2,565

		4,002

COMMERCIAL PAPER[c] – 0.02%
BNP Paribas Finance Inc.
5.12%, 06/06/07	359	357
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	3,338	3,335
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	2,833	2,819

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2007

Security	Principal	Value
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	$1,795	$1,780
Grampian Funding LLC
5.14%, 06/06/07[d]	1,539	1,531
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	1,026	1,021
Irish Permanent Treasury PLC
5.18%, 07/10/07	513	508
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	1,141	1,140
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	1,296	1,286
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	2,314	2,313
Nestle Capital Corp.
5.19%, 08/09/07[d]	616	607
Park Sienna LLC
5.30%, 05/18/07[d]	616	614
Simba Funding Corp.
5.20%, 07/23/07[d]	1,026	1,014
Societe Generale
5.18%, 05/16/07[d]	2,565	2,559
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	513	512
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	539	537
Tulip Funding Corp.
5.29%, 05/08/07[d]	2,154	2,152
Westpac Banking Corp.
5.20%, 07/12/07[d]	923	914
Zela Finance Inc.
5.20%, 07/16/07[d]	616	609

		25,608

MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	769	769
K2 USA LLC
5.39%, 06/04/07[d]	769	769
Sigma Finance Inc.
5.51%, 06/18/07[d]	841	841

		2,379

Security	Shares or Principal	Value
MONEY MARKET FUNDS – 0.52%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	265,105	$265,105
BGI Cash Premier Fund LLC
5.31%[c,e,f]	431,786	431,786

		696,891

REPURCHASE AGREEMENTS[c] – 0.01%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $964 (collateralized by non-U.S. government debt securities, value $995, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$964	964
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,052 (collateralized by non-U.S. government debt securities, value $2,160, 2.48% to 6.13%, 1/15/08 to 7/27/26).	2,052	2,052
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $1,539 (collateralized by non-U.S. government debt securities, value $1,697, 0.45% to 8.35%, 10/17/18 to 11/25/52).	1,539	1,539
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $1,539 (collateralized by U.S. government obligations, value $1,574, 4.50% to 8.75%, 5/1/08 to 4/1/37).	1,539	1,539

50	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2007

Security	Principal	Value
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,539 (collateralized by non-U.S. government debt securities, value $1,637, 0.00% to 6.00%, 2/7/17 to 11/30/60).	$1,539	$1,539
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $1,026 (collateralized by non-U.S. government debt securities, value $1,132, 6.43% to 7.34%, 6/1/13 to 1/5/37).	1,026	1,026
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $513 (collateralized by non-U.S. government debt securities, value $540, 5.26% to 5.95%, 5/1/32 to 6/1/46).	513	513
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $256 (collateralized by non-U.S. government debt securities, value $270, 6.13% to 6.75%, 4/1/13 to 1/15/16).	256	256
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $4,617 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $4,829, 0.00% to 12.00%, 6/1/07 to 7/1/45).	4,616	4,616

Security	Principal	Value
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,026 (collateralized by non-U.S. government debt securities, value $1,063, 4.13% to 8.13%, 9/1/09 to 10/1/26).	$1,026	$1,026
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,026 (collateralized by non-U.S. government debt securities, value $1,081, 4.70% to 6.57%, 12/15/14 to 6/12/47).	1,026	1,026

		16,096

TIME DEPOSITS[c] – 0.01%
Branch Banking & Trust
5.25%, 05/01/07	2,835	2,835
Societe Generale
5.27%, 05/01/07	3,591	3,591
SunTrust Bank
5.25%, 05/01/07	1,795	1,795

		8,221

VARIABLE & FLOATING RATE NOTES[c] – 0.02%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	769	765
ASIF Global Financing
5.40%, 05/03/07[d]	103	103
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	985	985
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	564	564
Commodore CDO Ltd.
5.42%, 12/12/07	221	221
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	11	11
Granite Master Issuer PLC
5.29%, 08/20/07[d]	3,591	3,591

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2007

Security	Principal	Value
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	$513	$513
Holmes Financing PLC
5.29%, 07/16/07[d]	1,795	1,795
JP Morgan Securities Inc.
5.40%, 11/16/07	2,052	2,052
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	2,052	2,052
Leafs LLC
5.32%, 01/22/08	991	991
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	1,128	1,129
Master Funding LLC
5.35%, 05/25/07[d]	933	933
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	1,128	1,128
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	103	103
Mound Financing PLC
5.29%, 05/08/07[d]	964	964
National City Bank of Indiana
5.34%, 05/21/07	513	513
Newcastle Ltd.
5.34%, 01/24/08[d]	667	667
Sedna Finance Inc.
5.32%, 05/25/07[d]	462	462
Strips III LLC
5.37%, 07/24/07[d]	195	195
SunTrust Bank
5.29%, 05/01/07	1,026	1,026
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	1,068	1,068
Wachovia Bank N.A.
5.36%, 05/22/07	2,595	2,595
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	769	770

Security	Principal	Value
White Pine Finance LLC
5.31%, 05/22/07[d]	$564	$564
Wind Master Trust
5.31%, 07/25/07[d]	410	410

		26,170

TOTAL SHORT-TERM INVESTMENTS (Cost: $779,367)		779,367

TOTAL INVESTMENTS IN SECURITIES – 100.42% (Cost: $124,529,976)		134,441,648

Other Assets, Less Liabilities – (0.42)%		(567,883)

NET ASSETS – 100.00%		$133,873,765

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

52	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.87%

HEALTH CARE - PRODUCTS – 7.88%
Johnson & Johnson	84,792	$5,445,342

		5,445,342

HOUSEHOLD PRODUCTS & WARES – 0.88%
Prestige Brands Holdings Inc.[a]	46,481	604,718

		604,718

PHARMACEUTICALS – 91.11%
Abbott Laboratories	73,009	4,133,769
Abraxis BioScience Inc.[a]	26,054	716,745
Adams Respiratory Therapeutics Inc.[a]	22,329	837,561
Alkermes Inc.[a]	63,235	1,038,951
Allergan Inc.	20,023	2,426,788
Alpharma Inc. Class A	32,112	780,322
Barr Pharmaceuticals Inc.[a]	31,128	1,505,350
Bristol-Myers Squibb Co.	114,493	3,304,268
Cephalon Inc.[a]	21,123	1,681,602
Endo Pharmaceuticals Holdings Inc.[a]	45,496	1,407,646
Forest Laboratories Inc.[a]	42,384	2,255,253
Hospira Inc.[a]	40,876	1,657,522
King Pharmaceuticals Inc.[a]	75,767	1,549,435
K-V Pharmaceutical Co. Class Aa	32,878	855,157
Lilly (Eli) & Co.	61,964	3,663,931
Medicines Co. (The)[a]	35,318	804,544
Medicis Pharmaceutical Corp. Class A	31,133	946,443
Merck & Co. Inc.	95,623	4,918,847
MGI Pharma Inc.[a]	47,439	1,044,607
Mylan Laboratories Inc.	73,948	1,621,680
Noven Pharmaceuticals Inc.[a]	27,524	644,337
Par Pharmaceutical Companies Inc.[a]	30,409	818,914
Perrigo Co.	52,554	998,526
Pfizer Inc.	207,630	5,493,890
Pharmion Corp.[a]	26,542	803,957
Salix Pharmaceuticals Ltd.[a]	51,144	665,895
Schering-Plough Corp.	120,549	3,825,020
Sciele Pharma Inc.[a]	29,638	732,651
Sepracor Inc.[a]	31,370	1,683,942
Theravance Inc.[a]	31,102	1,030,409
Valeant Pharmaceuticals International	55,011	991,298
Vanda Pharmaceuticals Inc.[a]	26,582	571,779

Security	Shares	Value
Warner Chilcott Ltd. Class Aa	66,832	$1,126,119
Watson Pharmaceuticals Inc.[a]	45,586	1,244,498
Wyeth	73,234	4,064,487
XenoPort Inc.[a]	25,198	1,080,238

		62,926,381

TOTAL COMMON STOCKS (Cost: $62,134,813)		68,976,441

SHORT-TERM INVESTMENTS – 0.09%

MONEY MARKET FUNDS – 0.09%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[b,c]	61,163	61,163

		61,163

TOTAL SHORT-TERM INVESTMENTS (Cost: $61,163)		61,163

TOTAL INVESTMENTS IN SECURITIES – 99.96% (Cost: $62,195,976)		69,037,604

Other Assets, Less Liabilities – 0.04%		31,052

NET ASSETS – 100.00%		$69,068,656

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.77%

BANKS – 84.31%
AMCORE Financial Inc.	1,237	$35,391
Associated Bancorp	6,825	220,993
BancorpSouth Inc.	4,161	102,236
Bank of Hawaii Corp.	2,785	147,326
Bank of New York Co. Inc. (The)	42,176	1,707,284
BB&T Corp.	30,051	1,250,723
Cathay General Bancorp	2,496	81,844
Chittenden Corp.	2,531	73,551
Citizens Banking Corp.	4,518	90,405
City National Corp.	2,195	160,718
Colonial BancGroup Inc. (The)	8,679	208,817
Comerica Inc.	8,889	550,318
Commerce Bancorp Inc.	10,608	354,732
Commerce Bancshares Inc.	3,931	186,094
Compass Bancshares Inc.	7,225	492,600
Cullen/Frost Bankers Inc.	3,354	171,624
East West Bancorp Inc.	3,201	127,592
F.N.B. Corp. (Pennsylvania)	3,577	60,022
Fifth Third Bancorp	26,328	1,068,654
First BanCorp (Puerto Rico)	4,751	59,578
First Horizon National Corp.	7,057	276,705
First Midwest Bancorp Inc.	2,794	100,416
FirstMerit Corp.	4,158	86,819
Fulton Financial Corp.	9,871	145,301
Greater Bay Bancorp	3,013	77,705
Huntington Bancshares Inc.	12,613	279,756
KeyCorp	22,470	801,730
M&T Bank Corp.	4,494	500,362
Marshall & Ilsley Corp.	13,388	642,892
National City Corp.	33,240	1,214,922
Northern Trust Corp.	10,887	685,337
Old National Bancorp	3,918	70,054
Pacific Capital Bancorp	2,654	71,472
Park National Corp.	626	55,570
PNC Financial Services Group	19,434	1,440,059
Popular Inc.	14,612	245,628
Provident Bankshares Corp.	1,854	59,402
Regions Financial Corp.	41,249	1,447,427

Security	Shares	Value
Sky Financial Group Inc.	6,580	$179,305
South Financial Group Inc. (The)	4,172	94,412
Sterling Bancshares Inc.	4,011	45,846
SunTrust Banks Inc.	19,817	1,672,951
Susquehanna Bancshares Inc.	3,097	69,001
SVB Financial Group[a]	1,961	100,442
Synovus Financial Corp.	15,057	475,199
TCF Financial Corp.	7,135	193,216
TrustCo Bank Corp. NY	4,503	41,293
Trustmark Corp.	2,873	76,451
U.S. Bancorp	98,365	3,378,838
UCBH Holdings Inc.	5,780	103,809
Umpqua Holdings Corp.	3,264	81,404
UnionBanCal Corp.	3,036	186,653
United Bancshares Inc.	2,189	73,331
Valley National Bancorp	6,465	164,017
W Holding Co. Inc.	8,566	41,459
Webster Financial Corp.	3,130	139,128
Westamerica Bancorp	1,722	80,641
Whitney Holding Corp.	3,674	113,049
Wilmington Trust Corp.	3,823	154,679
Wintrust Financial Corp.	1,491	64,083
Zions Bancorporation	5,926	484,747

		23,366,013

DIVERSIFIED FINANCIAL SERVICES – 0.57%
Lazard Ltd. Class A	2,931	158,714

		158,714

SAVINGS & LOANS – 14.89%
Anchor BanCorp Wisconsin Inc.	1,131	30,447
Astoria Financial Corp.	5,253	139,520
Dime Community Bancshares Inc.	2,119	28,204
Downey Financial Corp.	1,245	83,353
First Niagara Financial Group Inc.	5,991	81,478
FirstFed Financial Corp.[a]	1,023	62,894
Hudson City Bancorp Inc.	29,179	388,664
MAF Bancorp Inc.	1,736	69,700
New York Community Bancorp Inc.	15,254	266,335
NewAlliance Bancshares Inc.	6,264	97,781
People’s United Financial Inc.	6,994	139,251
PFF Bancorp Inc.	1,320	37,145

54	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2007

Security	Shares	Value
Provident Financial Services Inc.	3,325	$56,990
Sovereign Bancorp Inc.	18,509	449,213
Washington Federal Inc.	4,844	114,851
Washington Mutual Inc.	49,577	2,081,242

		4,127,068

TOTAL COMMON STOCKS (Cost: $28,005,519)		27,651,795

SHORT-TERM INVESTMENTS – 0.07%

MONEY MARKET FUNDS – 0.07%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[b,c]	19,580	19,580

		19,580

TOTAL SHORT-TERM INVESTMENTS (Cost: $19,580)		19,580

TOTAL INVESTMENTS IN SECURITIES – 99.84% (Cost: $28,025,099)		27,671,375

Other Assets, Less Liabilities – 0.16%		44,771

NET ASSETS – 100.00%		$27,716,146

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2007

	iShares Dow Jones U.S.
	Aerospace & Defense Index Fund	Broker-Dealers Index Fund	Healthcare Providers Index Fund	Home Construction Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$162,614,970	$202,491,614	$148,988,534	$90,594,075
Affiliated issuers (Note 2)	95,890	174,206	2,004,738	9,141,349

Total cost of investments	$162,710,860	$202,665,820	$150,993,272	$99,735,424

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$178,876,764	$200,074,846	$152,176,093	$79,574,799
Affiliated issuers (Note 2)	95,890	174,206	2,004,738	9,141,349

Total value of investments	178,972,654	200,249,052	154,180,831	88,716,148
Receivables:
Dividends and interest	90,961	26,468	4,699	33,412

Total Assets	179,063,615	200,275,520	154,185,530	88,749,560

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	255,000	13,842,761	1,876,883	12,695,766
Capital shares redeemed	–	–	6,127	17,770
Investment advisory fees (Note 2)	69,409	73,575	60,551	30,942

Total Liabilities	324,409	13,916,336	1,943,561	12,744,478

NET ASSETS	$178,739,206	$186,359,184	$152,241,969	$76,005,082

Net assets consist of:
Paid-in capital	$163,592,005	$189,910,518	$148,510,081	$90,413,743
Undistributed net investment income	11,329	18,378	1,280,210	17,993
Accumulated net realized loss	(1,125,922)	(1,152,944)	(735,881)	(3,407,378)
Net unrealized appreciation (depreciation)	16,261,794	(2,416,768)	3,187,559	(11,019,276)

NET ASSETS	$178,739,206	$186,359,184	$152,241,969	$76,005,082

Shares outstanding[b]	3,050,000	3,400,000	2,600,000	2,100,000

Net asset value per share	$58.60	$54.81	$58.55	$36.19

[a]	Securities on loan with market values of $258,900, $13,441,106, $1,797,623 and $12,040,957, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2007

	iShares Dow Jones U.S.
	Insurance Index Fund	Medical Devices Index Fund	Oil & Gas Exploration & Production Index Fund	Oil Equipment & Services Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$26,546,008	$117,871,921	$61,562,999	$123,833,085
Affiliated issuers (Note 2)	53,524	207,473	661,753	696,891

Total cost of investments	$26,599,532	$118,079,394	$62,224,752	$124,529,976

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$27,891,805	$119,552,985	$66,133,411	$133,744,757
Affiliated issuers (Note 2)	53,524	207,473	661,753	696,891

Total value of investments	27,945,329	119,760,458	66,795,164	134,441,648
Receivables:
Investment securities sold	–	–	–	266,782
Dividends and interest	7,375	343	17,200	2,098
Capital shares sold	–	–	2,355	–

Total Assets	27,952,704	119,760,801	66,814,719	134,710,528

LIABILITIES
Payables:
Investment securities purchased	31,563	–	–	265,472
Collateral for securities on loan (Note 5)	88,935	–	1,129,172	514,262
Capital shares redeemed	–	–	–	7,972
Investment advisory fees (Note 2)	11,171	43,468	24,204	49,057

Total Liabilities	131,669	43,468	1,153,376	836,763

NET ASSETS	$27,821,035	$119,717,333	$65,661,343	$133,873,765

Net assets consist of:
Paid-in capital	$26,564,359	$118,632,193	$61,658,727	$124,701,440
Undistributed net investment income	3,729	–	16,656	–
Accumulated net realized loss	(92,850)	(595,924)	(584,452)	(739,347)
Net unrealized appreciation	1,345,797	1,681,064	4,570,412	9,911,672

NET ASSETS	$27,821,035	$119,717,333	$65,661,343	$133,873,765

Shares outstanding[b]	500,000	2,200,000	1,200,000	2,600,000

Net asset value per share	$55.64	$54.42	$54.72	$51.49

[a]	Securities on loan with market values of $86,681, $–, $1,081,256 and $514,352, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2007

	iShares Dow Jones U.S.
	Pharmaceuticals Index Fund	Regional Banks Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$62,134,813	$28,005,519
Affiliated issuers (Note 2)	61,163	19,580

Total cost of investments	$62,195,976	$28,025,099

Investments in securities, at value (Note 1):
Unaffiliated issuers	$68,976,441	$27,651,795
Affiliated issuers (Note 2)	61,163	19,580

Total value of investments	69,037,604	27,671,375
Receivables:
Investment securities sold	–	121,788
Dividends and interest	57,775	78,998

Total Assets	69,095,379	27,872,161

LIABILITIES
Payables:
Investment securities purchased	–	144,509
Investment advisory fees (Note 2)	26,723	11,506

Total Liabilities	26,723	156,015

NET ASSETS	$69,068,656	$27,716,146

Net assets consist of:
Paid-in capital	$63,226,781	$28,039,229
Undistributed net investment income	27,907	136,485
Accumulated net realized loss	(1,027,660)	(105,844)
Net unrealized appreciation (depreciation)	6,841,628	(353,724)

NET ASSETS	$69,068,656	$27,716,146

Shares outstanding[a]	1,200,000	550,000

Net asset value per share	$57.56	$50.39

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Period ended April 30, 2007

	iShares Dow Jones U.S.
	Aerospace & Defense Index Fund[a]	Broker- Dealers Index Fund[a]	Healthcare Providers Index Fund[a]	Home Construction Index Fund[a]

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$834,574	$628,657	$2,493,654	$482,311
Interest from affiliated issuers (Note 2)	4,317	5,362	6,206	4,976
Securities lending income from unaffiliated issuers	11,917	119,501	324	201,316
Securities lending income from affiliated issuers (Note 2)	–	–	24	4,917

Total investment income	850,808	753,520	2,500,208	693,520

EXPENSES
Investment advisory fees (Note 2)	446,354	455,247	401,029	290,734

Total expenses	446,354	455,247	401,029	290,734

Net investment income	404,454	298,273	2,099,179	402,786

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,257,687)	(4,164,417)	(2,015,328)	(4,809,323)
In-kind redemptions	5,393,711	15,596,526	13,869,783	5,953,681

Net realized gain	4,136,024	11,432,109	11,854,455	1,144,358

Net change in unrealized appreciation (depreciation)	16,261,794	(2,416,768)	3,187,559	(11,019,276)

Net realized and unrealized gain (loss)	20,397,818	9,015,341	15,042,014	(9,874,918)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,802,272	$9,313,614	$17,141,193	$(9,472,132)

[a]	For the period from May 1, 2006 (commencement of operations) to April 30, 2007.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Period ended April 30, 2007

	iShares Dow Jones U.S.
	Insurance Index Fund[a]	Medical Devices Index Fund[a]	Oil & Gas Exploration & Production Index Fund[a]	Oil Equipment & Services Index Fund[a]

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$286,462	$157,381	$324,112	$429,038
Interest from affiliated issuers (Note 2)	1,139	2,055	2,478	2,596
Securities lending income from unaffiliated issuers	–	343	7,085	6,953
Securities lending income from affiliated issuers (Note 2)	–	–	2,842	173

Total investment income	287,601	159,779	336,517	438,760

EXPENSES
Investment advisory fees (Note 2)	100,775	259,833	210,569	309,440

Total expenses	100,775	259,833	210,569	309,440

Net investment income (loss)	186,826	(100,054)	125,948	129,320

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(97,106)	(882,390)	(1,175,032)	(1,025,760)
In-kind redemptions	1,127,328	4,613,870	3,052,250	5,219,033

Net realized gain	1,030,222	3,731,480	1,877,218	4,193,273

Net change in unrealized appreciation (depreciation)	1,345,797	1,681,064	4,570,412	9,911,672

Net realized and unrealized gain	2,376,019	5,412,544	6,447,630	14,104,945

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,562,845	$5,312,490	$6,573,578	$14,234,265

[a]	For the period from May 1, 2006 (commencement of operations) to April 30, 2007.

See notes to financial statements.

60	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Period ended April 30, 2007

	iShares Dow Jones U.S.
	Pharmaceuticals Index Fund[a]	Regional Banks Index Fund[a]

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[b]	$768,798	$870,969
Interest from affiliated issuers (Note 2)	2,332	1,831
Securities lending income from unaffiliated issuers	3,597	454

Total investment income	774,727	873,254

EXPENSES
Investment advisory fees (Note 2)	248,756	125,305

Total expenses	248,756	125,305

Net investment income	525,971	747,949

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,080,966)	(163,082)
In-kind redemptions	2,115,246	884,695

Net realized gain	1,034,280	721,613

Net change in unrealized appreciation (depreciation)	6,841,628	(353,724)

Net realized and unrealized gain	7,875,908	367,889

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,401,879	$1,115,838

[a]	For the period from May 1, 2006 (commencement of operations) to April 30, 2007.
[b]	Net of foreign withholding tax of $– and $978, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Aerospace & Defense Index Fund	iShares Dow Jones U.S. Broker-Dealers Index Fund
	Period from May 1, 2006[a] to April 30, 2007	Period from May 1, 2006[a] to April 30, 2007

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$404,454	$298,273
Net realized gain	4,136,024	11,432,109
Net change in unrealized appreciation (depreciation)	16,261,794	(2,416,768)

Net increase in net assets resulting from operations	20,802,272	9,313,614

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(393,125)	(279,895)

Total distributions to shareholders	(393,125)	(279,895)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	196,015,020	536,717,350
Cost of shares redeemed	(37,684,961)	(359,391,885)

Net increase in net assets from capital share transactions	158,330,059	177,325,465

INCREASE IN NET ASSETS	178,739,206	186,359,184

NET ASSETS
Beginning of period	–	–

End of period	$178,739,206	$186,359,184

Undistributed net investment income included in net assets at end of period	$11,329	$18,378

SHARES ISSUED AND REDEEMED
Shares sold	3,750,000	10,450,000
Shares redeemed	(700,000)	(7,050,000)

Net increase in shares outstanding	3,050,000	3,400,000

[a]	Commencement of operations.

See notes to financial statements.

62	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Providers Index Fund	iShares Dow Jones U.S. Home Construction Index Fund
	Period from May 1, 2006[a] to April 30, 2007	Period from May 1, 2006[a] to April 30, 2007

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,099,179	$402,786
Net realized gain	11,854,455	1,144,358
Net change in unrealized appreciation (depreciation)	3,187,559	(11,019,276)

Net increase (decrease) in net assets resulting from operations	17,141,193	(9,472,132)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(818,969)	(384,793)

Total distributions to shareholders	(818,969)	(384,793)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	389,553,879	207,377,394
Cost of shares redeemed	(253,634,134)	(121,515,387)

Net increase in net assets from capital share transactions	135,919,745	85,862,007

INCREASE IN NET ASSETS	152,241,969	76,005,082

NET ASSETS
Beginning of period	–	–

End of period	$152,241,969	$76,005,082

Undistributed net investment income included in net assets at end of period	$1,280,210	$17,993

SHARES ISSUED AND REDEEMED
Shares sold	7,300,000	5,250,000
Shares redeemed	(4,700,000)	(3,150,000)

Net increase in shares outstanding	2,600,000	2,100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Insurance Index Fund	iShares Dow Jones U.S. Medical Devices Index Fund
	Period from May 1, 2006[a] to April 30, 2007	Period from May 1, 2006[a] to April 30, 2007

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$186,826	$(100,054)
Net realized gain	1,030,222	3,731,480
Net change in unrealized appreciation (depreciation)	1,345,797	1,681,064

Net increase in net assets resulting from operations	2,562,845	5,312,490

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(183,097)	–
Return of capital	–	(290)

Total distributions to shareholders	(183,097)	(290)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	46,313,825	158,312,441
Cost of shares redeemed	(20,872,538)	(43,907,308)

Net increase in net assets from capital share transactions	25,441,287	114,405,133

INCREASE IN NET ASSETS	27,821,035	119,717,333

NET ASSETS
Beginning of period	–	–

End of period	$27,821,035	$119,717,333

Undistributed net investment income included in net assets at end of period	$3,729	$–

SHARES ISSUED AND REDEEMED
Shares sold	900,000	3,050,000
Shares redeemed	(400,000)	(850,000)

Net increase in shares outstanding	500,000	2,200,000

[a]	Commencement of operations.

See notes to financial statements.

64	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Period from May 1, 2006[a] to April 30, 2007	Period from May 1, 2006[a] to April 30, 2007

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$125,948	$129,320
Net realized gain	1,877,218	4,193,273
Net change in unrealized appreciation (depreciation)	4,570,412	9,911,672

Net increase in net assets resulting from operations	6,573,578	14,234,265

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(109,292)	(129,320)
Return of capital	–	(44,171)

Total distributions to shareholders	(109,292)	(173,491)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	111,958,551	189,257,429
Cost of shares redeemed	(52,761,494)	(69,444,438)

Net increase in net assets from capital share transactions	59,197,057	119,812,991

INCREASE IN NET ASSETS	65,661,343	133,873,765

NET ASSETS
Beginning of period	–	–

End of period	$65,661,343	$133,873,765

Undistributed net investment income included in net assets at end of period	$16,656	$–

SHARES ISSUED AND REDEEMED
Shares sold	2,300,000	4,150,000
Shares redeemed	(1,100,000)	(1,550,000)

Net increase in shares outstanding	1,200,000	2,600,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Pharmaceuticals Index Fund	iShares Dow Jones U.S. Regional Banks Index Fund
	Period from May 1, 2006[a] to April 30, 2007	Period from May 1, 2006[a] to April 30, 2007

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$525,971	$747,949
Net realized gain	1,034,280	721,613
Net change in unrealized appreciation (depreciation)	6,841,628	(353,724)

Net increase in net assets resulting from operations	8,401,879	1,115,838

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(498,064)	(611,464)

Total distributions to shareholders	(498,064)	(611,464)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	77,365,508	57,223,134
Cost of shares redeemed	(16,200,667)	(30,011,362)

Net increase in net assets from capital share transactions	61,164,841	27,211,772

INCREASE IN NET ASSETS	69,068,656	27,716,146

NET ASSETS
Beginning of period	–	–

End of period	$69,068,656	$27,716,146

Undistributed net investment income included in net assets at end of period	$27,907	$136,485

SHARES ISSUED AND REDEEMED
Shares sold	1,500,000	1,150,000
Shares redeemed	(300,000)	(600,000)

Net increase in shares outstanding	1,200,000	550,000

[a]	Commencement of operations.

See notes to financial statements.

66	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Aerospace & Defense Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$50.58

Income from investment operations:
Net investment income[b]	0.23
Net realized and unrealized gain[c]	8.00

Total from investment operations	8.23

Less distributions from:
Net investment income	(0.21)

Total distributions	(0.21)

Net asset value, end of period	$58.60

Total return	16.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$178,739
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	0.43%
Portfolio turnover rate[f]	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Broker-Dealers Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$48.41

Income from investment operations:
Net investment income[b]	0.16
Net realized and unrealized gain[c]	6.41

Total from investment operations	6.57

Less distributions from:
Net investment income	(0.17)

Total distributions	(0.17)

Net asset value, end of period	$54.81

Total return	13.59%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$186,359
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	0.31%
Portfolio turnover rate[f]	44%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Healthcare Providers Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$49.60

Income from investment operations:
Net investment income[b]	1.35
Net realized and unrealized gain[c]	7.91

Total from investment operations	9.26

Less distributions from:
Net investment income	(0.31)

Total distributions	(0.31)

Net asset value, end of period	$58.55

Total return	18.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$152,242
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	2.51%
Portfolio turnover rate[f]	51%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Home Construction Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$49.50

Income from investment operations:
Net investment income[b]	0.26
Net realized and unrealized loss[c]	(13.33)

Total from investment operations	(13.07)

Less distributions from:
Net investment income	(0.24)

Total distributions	(0.24)

Net asset value, end of period	$36.19

Total return	(26.44)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$76,005
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	0.66%
Portfolio turnover rate[f]	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Insurance Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$49.55

Income from investment operations:
Net investment income[b]	0.45
Net realized and unrealized gain[c]	6.06

Total from investment operations	6.51

Less distributions from:
Net investment income	(0.42)

Total distributions	(0.42)

Net asset value, end of period	$55.64

Total return	13.20%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$27,821
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	0.89%
Portfolio turnover rate[f]	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Medical Devices Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$49.43

Income from investment operations:
Net investment loss[b]	(0.09)
Net realized and unrealized gain[c]	5.08

Total from investment operations	4.99

Less distributions from:
Return of capital	(0.00)[d]

Total distributions	(0.00)[d]

Net asset value, end of period	$54.42

Total return	10.10%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$119,717
Ratio of expenses to average net assets[f]	0.48%
Ratio of net investment loss to average net assets[f]	(0.18)%
Portfolio turnover rate[g]	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$50.80

Income from investment operations:
Net investment income[b]	0.14
Net realized and unrealized gain[c]	3.90

Total from investment operations	4.04

Less distributions from:
Net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$54.72

Total return	7.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,661
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	0.29%
Portfolio turnover rate[f]	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Oil Equipment & Services Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$51.16

Income from investment operations:
Net investment income[b]	0.09
Net realized and unrealized gain[c]	0.33

Total from investment operations	0.42

Less distributions from:
Net investment income	(0.07)
Return of capital	(0.02)

Total distributions	(0.09)

Net asset value, end of period	$51.49

Total return	0.85%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$133,874
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	0.20%
Portfolio turnover rate[f]	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Pharmaceuticals Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$49.80

Income from investment operations:
Net investment income[b]	0.53
Net realized and unrealized gain[c]	7.71

Total from investment operations	8.24

Less distributions from:
Net investment income	(0.48)

Total distributions	(0.48)

Net asset value, end of period	$57.56

Total return	16.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$69,069
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	1.01%
Portfolio turnover rate[f]	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Dow Jones U.S. Regional Banks Index Fund
Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$49.34

Income from investment operations:
Net investment income[b]	1.43
Net realized and unrealized gain[c]	1.08

Total from investment operations	2.51

Less distributions from:
Net investment income	(1.46)

Total distributions	(1.46)

Net asset value, end of period	$50.39

Total return	5.11%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$27,716
Ratio of expenses to average net assets[e]	0.48%
Ratio of net investment income to average net assets[e]	2.87%
Portfolio turnover rate[f]	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of April 30, 2007, the Trust offered 104 investment portfolios or funds.

These financial statements relate only to the iShares Dow Jones U.S. Aerospace & Defense, iShares Dow Jones U.S. Broker-Dealers, iShares Dow Jones U.S. Healthcare Providers, iShares Dow Jones U.S. Home Construction, iShares Dow Jones U.S. Insurance, iShares Dow Jones U.S. Medical Devices, iShares Dow Jones U.S. Oil & Gas Exploration & Production, iShares Dow Jones U.S. Oil Equipment & Services, iShares Dow Jones U.S. Pharmaceuticals and iShares Dow Jones U.S. Regional Banks Index Funds (each, a “Fund,” collectively, the “Funds”). The Funds commenced operations on May 1, 2006.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2007, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Dow Jones U.S. Aerospace & Defense	$11,329	$15,802,263	$(666,391)	$15,147,201
Dow Jones U.S. Broker-Dealers	18,378	(2,863,470)	(706,242)	(3,551,334)
Dow Jones U.S. Healthcare Providers	1,280,210	3,004,243	(552,565)	3,731,888
Dow Jones U.S. Home Construction	18,727	(12,102,264)	(2,325,124)	(14,408,661)
Dow Jones U.S. Insurance	3,729	1,336,497	(83,550)	1,256,676
Dow Jones U.S. Medical Devices	–	1,540,235	(455,095)	1,085,140
Dow Jones U.S. Oil & Gas Exploration & Production	16,656	4,202,277	(216,317)	4,002,616
Dow Jones U.S. Oil Equipment & Services	–	9,623,023	(450,698)	9,172,325
Dow Jones U.S. Pharmaceuticals	27,907	6,613,471	(799,503)	5,841,875
Dow Jones U.S. Regional Banks	136,485	(363,512)	(96,056)	(323,083)

For the period ended April 30, 2007, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

78	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the period ended April 30, 2007.

From November 1, 2006 to April 30, 2007, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2008, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Aerospace & Defense	$448,218
Dow Jones U.S. Broker-Dealers	502,655
Dow Jones U.S. Healthcare Providers	410,476
Dow Jones U.S. Home Construction	2,325,124
Dow Jones U.S. Medical Devices	412,945

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Oil & Gas Exploration & Production	$100,874
Dow Jones U.S. Oil Equipment & Services	386,099
Dow Jones U.S. Pharmaceuticals	748,981
Dow Jones U.S. Regional Banks	48,518

The Funds had tax basis net capital loss carryforwards as of April 30, 2007, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2015	Total
Dow Jones U.S. Aerospace & Defense	$218,173	$218,173
Dow Jones U.S. Broker-Dealers	203,587	203,587
Dow Jones U.S. Healthcare Providers	142,089	142,089
Dow Jones U.S. Insurance	83,550	83,550
Dow Jones U.S. Medical Devices	42,150	42,150
Dow Jones U.S. Oil & Gas Exploration & Production	115,443	115,443
Dow Jones U.S. Oil Equipment & Services	64,599	64,599
Dow Jones U.S. Pharmaceuticals	50,522	50,522
Dow Jones U.S. Regional Banks	47,538	47,538

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the period ended April 30, 2007, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended April 30, 2007 are disclosed in the Funds’ Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2007, gross unrealized appreciation and gross unrealized depreciation based on cost forfederal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Aerospace & Defense	$163,170,391	$16,255,596	$(453,333)	$15,802,263
Dow Jones U.S. Broker-Dealers	203,112,522	3,267,534	(6,131,004)	(2,863,470)
Dow Jones U.S. Healthcare Providers	151,176,588	5,623,961	(2,619,718)	3,004,243
Dow Jones U.S. Home Construction	100,818,412	913,651	(13,015,915)	(12,102,264)
Dow Jones U.S. Insurance	26,608,832	1,487,860	(151,363)	1,336,497
Dow Jones U.S. Medical Devices	118,220,223	5,345,550	(3,805,315)	1,540,235
Dow Jones U.S. Oil & Gas Exploration & Production	62,592,887	4,495,378	(293,101)	4,202,277
Dow Jones U.S. Oil Equipment & Services	124,818,625	10,779,312	(1,156,289)	9,623,023
Dow Jones U.S. Pharmaceuticals	62,424,133	7,309,609	(696,138)	6,613,471
Dow Jones U.S. Regional Banks	28,034,887	427,803	(791,315)	(363,512)

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each Fund, BGFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

Investors Bank & Trust Company (“Investors Bank”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

80	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Trust. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the period ended April 30, 2007, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Aerospace & Defense	$11,917
Dow Jones U.S. Broker-Dealers	119,501
Dow Jones U.S. Healthcare Providers	348
Dow Jones U.S. Home Construction	206,233
Dow Jones U.S. Medical Devices	343

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Oil & Gas Exploration & Production	$9,927
Dow Jones U.S. Oil Equipment & Services	7,126
Dow Jones U.S. Pharmaceuticals	3,597
Dow Jones U.S. Regional Banks	454

Cross trades for the period ended April 30, 2007, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in the Institutional Shares of certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Each Fund may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. See Note 5 for additional information regarding the Premier Fund.

As of April 30, 2007, certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended April 30, 2007 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Aerospace & Defense	$19,724,482	$19,467,449
Dow Jones U.S. Broker-Dealers	43,572,078	44,654,438
Dow Jones U.S. Healthcare Providers	42,277,298	42,964,157
Dow Jones U.S. Home Construction	13,721,523	12,582,318
Dow Jones U.S. Insurance	2,596,881	2,581,234
Dow Jones U.S. Medical Devices	12,865,767	13,080,974
Dow Jones U.S. Oil & Gas Exploration & Production	9,612,083	9,409,835
Dow Jones U.S. Oil Equipment & Services	7,472,951	7,632,095
Dow Jones U.S. Pharmaceuticals	10,968,962	11,021,318
Dow Jones U.S. Regional Banks	3,425,554	3,417,197

In-kind transactions (see Note 4) for the period ended April 30, 2007 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Aerospace & Defense	$195,622,698	$37,655,785
Dow Jones U.S. Broker-Dealers	536,032,922	357,733,818
Dow Jones U.S. Healthcare Providers	386,740,282	249,008,302
Dow Jones U.S. Home Construction	204,625,021	120,057,743
Dow Jones U.S. Insurance	46,257,077	20,845,873
Dow Jones U.S. Medical Devices	158,194,403	43,838,755
Dow Jones U.S. Oil & Gas Exploration & Production	111,686,230	52,738,454
Dow Jones U.S. Oil Equipment & Services	188,888,626	69,172,146
Dow Jones U.S. Pharmaceuticals	77,279,698	16,126,809
Dow Jones U.S. Regional Banks	57,150,052	29,874,503

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to Investors Bank, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

82	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of April 30, 2007, certain Funds received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of April 30, 2007 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS	83

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund and iShares Dow Jones U.S. Regional Banks Index Fund (the “Funds”), at April 30, 2007, the results of each of their operations, the changes in each of their net assets and their financial highlights for the period May 1, 2006 (commencement of operations) through April 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2007

84	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2007 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Aerospace & Defense	100.00%

Dow Jones U.S. Broker-Dealers	100.00

Dow Jones U.S. Healthcare Providers	96.37

Dow Jones U.S. Home Construction	100.00

Dow Jones U.S. Insurance	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Oil & Gas Exploration & Production	100.00%

Dow Jones U.S. Oil Equipment & Services	100.00

Dow Jones U.S. Pharmaceuticals	100.00

Dow Jones U.S. Regional Banks	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2007:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Aerospace & Defense	$393,125

Dow Jones U.S. Broker-Dealers	279,895

Dow Jones U.S. Healthcare Providers	818,969

Dow Jones U.S. Home Construction	384,793

Dow Jones U.S. Insurance	183,097

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Oil & Gas Exploration & Production	$109,292

Dow Jones U.S. Oil Equipment & Services	129,320

Dow Jones U.S. Pharmaceuticals	498,064

Dow Jones U.S. Regional Banks	611,464

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2007. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	85

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Aerospace & Defense Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	186	99.47%
Less than –0.5% and Greater than –1.0%	1	0.53

	187	100.00%

iShares Dow Jones U.S. Broker-Dealers Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	187	100.00%

	187	100.00%

86	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Healthcare Providers Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% .	1	0.53%
Between 0.5% and –0.5%	185	98.94
Less than –0.5% and Greater than –1.0%	1	0.53

	187	100.00%

iShares Dow Jones U.S. Home Construction Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.53%
Between 0.5% and –0.5%	184	98.40
Less than –0.5% and Greater than –1.0%	2	1.07

	187	100.00%

iShares Dow Jones U.S. Insurance Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	187	100.00%

	187	100.00%

iShares Dow Jones U.S. Medical Devices Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	187	100.00%

	187	100.00%

SUPPLEMENTAL INFORMATION	87

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	185	98.93%
Less than –0.5% and Greater than –1.0%	2	1.07

	187	100.00%

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.53%
Greater than 0.5% and Less than 1.0%	4	2.14
Between 0.5% and –0.5%	182	97.33

	187	100.00%

iShares Dow Jones U.S. Pharmaceuticals Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	187	100.00%

	187	100.00%

iShares Dow Jones U.S. Regional Banks Index Fund

Period Covered: July 1, 2006 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	187	100.00%

	187	100.00%

88	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 133 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 24 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee and Officer is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Trustee, Chairman and President (since 2003).	Chief Executive Officer of Global Index and Markets Group of BGI (since 2005); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director, Chairman and Chief Executive Officer of Barclays Global Investors Services (since 2005); Chief Executive Officer of the Individual Investor Business of BGI (1999-2003).	Director (since 2003) of iShares, Inc.; Trustee (since 2001) of BGlF and MIP; Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.

*John E. Martinez, 1962	Trustee (since 2003).	Co-Chief Executive Officer of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003).	Director (since 2003) of iShares, Inc.; Director (since 2005) of Real Estate Equity Exchange.

*	Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 1939	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus (since 1994); Formerly Senior Associate Dean for Academic Affairs, Director of MBA Program, Stanford University: Graduate School of Business (1993-2001).	Director (since 2002) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Cecilia H. Herbert, 1949	Trustee (since 2005).	Member of Finance Council, Archdiocese of San Francisco (1999-2006); Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (1992-2003) of the Montgomery Funds; Trustee (since 2002) of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 1943	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 1955	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Director (since 2005) of iShares, Inc.; Member (since 2004) of Advisory Council for Commonfund Distressed Debt Partners II.

90	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 1955	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006).	Director (since 2007) of iShares, Inc.; Director and Member (since 2006) of the Audit and Compensation Committee of EPAM Systems, Inc.

Officer
Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 1965	Secretary, Treasurer and Principal Financial Officer (since 2002).	Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).	None.

TRUSTEE AND OFFICER INFORMATION	91

Notes:

92	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	93

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P GSSI™ Natural Resources (IGE)

iShares S&P GSTI™ Networking (IGN)

iShares S&P GSTI™ Semiconductor (IGW)

iShares S&P GSTI™ Software (IGV)

iShares S&P GSTI™ Technology (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. Total Market (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office (FIO)

iShares FTSE NAREIT Mortgage REITs (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential (REZ)

iShares FTSE NAREIT Retail (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap™ (IWC)

iShares International Country Index Funds

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria (EWO)

iShares MSCI Belgium (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico (EWW)

iShares MSCI Netherlands (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Lehman Aggregate (AGG)

iShares Lehman Short Treasury (SHV)

iShares Lehman 1-3 Year Treasury (SHY)

iShares Lehman 3-7 Year Treasury (IEI)

iShares Lehman 7-10 Year Treasury (IEF)

iShares Lehman 10-20 Year Treasury (TLH)

iShares Lehman 20+ Year Treasury (TLT)

iShares Lehman TIPS (TIP)

iShares Lehman Credit (CFT)

iShares Lehman 1-3 Year Credit (CSJ)

iShares Lehman Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares Lehman Government/Credit (GBF)

iShares Lehman Intermediate Government/Credit (GVI)

iShares Lehman MBS Fixed-Rate (MBB)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Specialty Index Funds

iShares KLD Select SocialSM (KLD)

iShares KLD 400 Social (DSI)

iShares Dow Jones Select Dividend (DVY)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares® is a registered trademark of Barclays Global Investors, N.A. The iShares Funds are not sponsored, endorsed or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx, KLD Research & Analytics, Inc., Morgan Stanley Capital International, Morningstar, Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above. iBoxx is a registered trademark of International Index Company Limited. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50 Index, FTSE NAREIT Residential Index, FTSE NAREIT Retail Index, FTSE NAREIT Mortgage REITs Index or FTSE NAREIT Industrial/Office Index; all rights vest in NAREIT. “FTSE” is a trade and service mark of London Stock Exchange and The Financial Times; “Xinhua” is a trade and service mark of Xinhua Financial Network Limited. “NAREIT” is a trademark of NAREIT.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2007 Annual Report.

4592-iS-0507

94	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an adviser to the iShares Funds. Barclays Global Investors Services (BGIS) assists in the marketing of the iShares Funds. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a majority-owned subsidiary of Barclays Bank PLC, none of which are affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones & Company, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds.

©2007 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds' website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds' website.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-F-078-06007

For more information visit our website
or call 1-800-iShares (1-800-474-2737)
www.iShares.com

iShares™

BARCLAYS

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Performance as of April 30, 2007

	Average Annual Total Returns						Cumulative Total Returns
	Year Ended 4/30/07			Inception to 4/30/07			Inception to 4/30/07

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX

Morningstar Large Core	14.66%	14.71%	14.93%	11.45%	11.47%	11.70%	36.06%	36.15%	36.92%
Morningstar Large Growth	10.00%	10.03%	10.29%	5.16%	5.17%	5.41%	15.37%	15.39%	16.15%
Morningstar Large Value	20.14%	20.14%	20.71%	16.72%	16.74%	17.11%	55.15%	55.22%	56.61%

Total returns for the periods since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. Since shares of each Fund did not trade in the secondary market until several days after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/2/04), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Core Index (the “Core Index”). The Core Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Core Fund returned 14.66%, while the Core Index returned 14.93%.

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	22.49%

Industrial	20.21

Technology	17.25

Financial	17.07

Consumer Cyclical	9.66

Communications	6.32

Energy	2.93

Basic Materials	2.63

Utilities	1.20

Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
General Electric Co.	9.02%

Microsoft Corp.	6.24

Procter & Gamble Co.	4.86

Johnson & Johnson	4.43

American International Group Inc.	3.79

International Business Machines Corp.	3.67

Intel Corp.	2.98

Wal-Mart Stores Inc.	2.95

Hewlett-Packard Co.	2.71

Coca-Cola Co. (The)	2.64

TOTAL	43.29%

The iShares Morningstar Large Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Growth Index (the “Growth Index”). The Growth Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the Growth Fund returned 10.00%, while the Growth Index returned 10.29%.

2	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	24.49%

Communications	21.88

Technology	14.27

Consumer Cyclical	13.98

Energy	7.83

Financial	7.58

Industrial	7.39

Utilities	1.29

Basic Materials	1.12

Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Cisco Systems Inc.	4.71%

PepsiCo Inc.	3.18

Google Inc. Class A	3.14

Schlumberger Ltd.	2.52

Apple Inc.	2.49

Goldman Sachs Group Inc. (The)	2.36

Amgen Inc.	2.17

Oracle Corp.	2.16

QUALCOMM Inc.	2.09

UnitedHealth Group Inc.	2.07

TOTAL	26.89%

The iShares Morningstar Large Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Value Index (the “Value Index”). The Value Index measures the performance of stocks issued by large-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the Value Fund returned 20.14%, while the Value Index returned 20.71%.

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Financial	38.73%

Energy	20.97

Consumer Non-Cyclical	16.94

Communications	10.39

Utilities	6.99

Basic Materials	2.95

Industrial	2.22

Consumer Cyclical	0.75

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Exxon Mobil Corp.	10.98%

Citigroup Inc.	6.54

AT&T Inc.	5.90

Bank of America Corp.	5.58

Pfizer Inc.	4.56

JPMorgan Chase & Co.	4.43

Chevron Corp.	4.15

Altria Group Inc.	3.51

Wells Fargo & Co.	2.75

Merck & Co. Inc.	2.72

TOTAL	51.12%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Large-capitalization stocks performed comparably to mid-capitalization stocks and outperformed small-capitalization stocks for the reporting period. Additionally, value stocks generally outperformed growth stocks at all capitalization levels.

Within the Core Index, sector performance was mostly positive for the reporting period. The information technology and industrials sectors were strong contributors to index performance, as were financials and consumer staples. The utilities sector had the strongest performance by far, although it represented less than 2% of the Core Index as of April 30, 2007. The telecommunications services sector, which also represented less than 2% of the Core Index at April 30, 2007, was the only sector to decline for the reporting period.

Within the Growth Index, the consumer discretionary and health care sectors were the strongest positive contributors to index performance. Utilities, which comprised less than 2% of the Growth Index as of April 30, 2007, was the strongest performing sector. Industrials posted a slight loss for the reporting period.

Within the Value Index, all sectors posted double-digit returns for the reporting period. The energy and telecommunications services sectors performed well, as did utilities and consumer staples. Financials, which comprised approximately 38% of the Value Index at April 30, 2007, also provided solid returns.

Among the Core Fund’s ten largest holdings as of April 30, 2007, performance was positive for the reporting period. Beverage company The Coca-Cola Co. logged the strongest gains, followed by computer maker International Business Machines Corp. Procter & Gamble Co. also performed well for the reporting period.

Within the Growth Fund, performance among the ten largest holdings was mixed for the reporting period. Computer maker Apple Inc. posted the strongest gains. Technology companies Oracle Corp. and Cisco Systems Inc. also posted robust gains. QUALCOMM Inc. and Amgen Inc. both declined for the reporting period.

Among the Value Fund’s ten largest holdings as of April 30, 2007, performance was largely positive for the reporting period. Pharmaceutical company Merck & Co. Inc had the strongest gains, followed closely by AT&T Inc. Oil company Chevron Corp. and tobacco company Altria Group Inc. also posted large gains. Bank of America Corp. logged the most modest gains among the ten largest holdings during the reporting period.

*	Sector classifications used to describe the portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

4	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Performance as of April 30, 2007

	Average Annual Total Returns						Cumulative Total Returns
	Year Ended 4/30/07			Inception to 4/30/07			Inception to 4/30/07

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX

Morningstar Mid Core	15.09%	15.12%	15.49%	16.28%	16.28%	16.59%	53.49%	53.49%	54.64%
Morningstar Mid Growth	8.78%	8.79%	9.13%	17.17%	17.17%	17.51%	56.88%	56.86%	58.11%
Morningstar Mid Value	17.46%	17.55%	17.92%	18.64%	18.66%	18.89%	62.50%	62.59%	63.47%

Total returns for the periods since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Funds are listed for trading, as of the time that the Funds ‘NAV is calculated. Since shares of each Fund did not trade in the secondary market until several days after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/2/04), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Core Index (the “Core Index”). The Core Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Core Fund returned 15.09%, while the Core Index returned 15.49%.

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Industrial	21.20%

Financial	17.66

Consumer Non-Cyclical	15.51

Technology	12.48

Consumer Cyclical	11.42

Communications	8.02

Energy	6.01

Basic Materials	4.32

Utilities	2.61

Diversified	0.59

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Fidelity National Information Services Inc.	1.33%

Public Storage Inc.	1.11

ITT Industries Inc.	1.09

Mirant Corp.	1.07

L-3 Communications Holdings Inc.	1.04

Rockwell Collins Inc.	1.02

Parker Hannifin Corp.	0.99

Kimco Realty Corp.	0.97

Vulcan Materials Co.	0.96

Clorox Co. (The)	0.94

TOTAL	10.52%

The iShares Morningstar Mid Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Growth Index (the “Growth Index”). The Growth Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the Growth Fund returned 8.78%, while the Growth Index returned 9.13%.

6	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	21.41%

Technology	17.88

Energy	13.37

Industrial	12.87

Consumer Cyclical	12.06

Communications	11.41

Financial	8.09

Basic Materials	2.07

Utilities	0.80

Short-Term and Other Net Assets	0.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Thermo Fisher Scientific Inc.	1.91%

NYSE Euronext	1.48

National Oilwell Varco Inc.	1.35

Precision Castparts Corp.	1.29

MedImmune Inc.	1.23

Cognizant Technology Solutions Corp.	1.15

Juniper Networks Inc.	1.15

Hilton Hotels Corp.	1.11

Noble Corp.	1.04

NII Holdings Inc. Class B	1.02

TOTAL	12.73%

The iShares Morningstar Mid Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Value Index (the “Value Index”). The Value Index measures the performance of stocks issued by mid-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the Value Fund returned 17.46%, while the Value Index returned 17.92%.

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Financial	29.68%

Utilities	15.49

Consumer Cyclical	13.37

Consumer Non-Cyclical	11.24

Industrial	9.68

Basic Materials	7.66

Energy	5.69

Communications	4.28

Technology	2.81

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Constellation Energy Group Inc.	1.46%

Eaton Corp.	1.23

United States Steel Corp.	1.11

CIT Group Inc.	1.10

Ameren Corp.	0.99

Mattel Inc.	0.98

Pitney Bowes Inc.	0.98

El Paso Corp.	0.97

Noble Energy Inc.	0.94

Comerica Inc.	0.90

TOTAL	10.66%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Mid-capitalization stocks performed comparably to large-capitalization stocks and outperformed small-capitalization stocks for the reporting period. At all capitalization levels, value stocks generally outperformed growth.

Sector performance within the Core Index was positive for the reporting period, as every sector produced positive returns. Financials and industrials contributed strongly to index performance, as did consumer discretionary stocks. Utilities and telecommunications services both also delivered strong absolute gains, although both sectors represented small weightings within the Core Index.

Within the Growth Index, sector performance was mostly positive for the reporting period. The health care, consumer discretionary, and financials sectors all contributed strongly to index performance. The consumer staples sector was the only sector to decline, although it represented less than 1% of the Growth Index as of April 30, 2007.

Within the Value Index, sector performance was positive. Utilities, materials, and consumer staples all provided robust returns. Consumer discretionary and energy also contributed to positive index performance. Financials, the largest sector weighting in the Value Index at April 30, 2007, provided solid gains.

Among the Core Fund’s ten largest holdings as of April 30, 2007, performance was positive for the reporting period. Construction aggregates producer Vulcan Materials Co. logged the strongest gains, followed by Kimco Realty Corp. and Public Storage Inc. The Clorox Co. posted a modest gain for the reporting period.

Most of the Growth Fund’s ten largest holdings as of April 30, 2007, delivered positive returns for the reporting period. Biotechnology company MedImmune Inc. posted the strongest return. Cognizant Technology Solutions Corp. and Thermo Fisher Scientific Inc. also performed well. Noble Corp. delivered the most modest gains amongst the ten largest holdings for the reporting period.

Performance among the Value Fund’s ten largest holdings was mostly positive for the reporting period. Toy maker Mattel Inc. delivered robust gains. Constellation Energy Group Inc. and United States Steel Corp. also provided strong returns. Ameren Corp. posted a slight decline for the period.

*	Sector classifications used to describe the portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

8	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Performance as of April 30, 2007

	Average Annual Total Returns						Cumulative Total Returns
	Year Ended 4/30/07			Inception to 4/30/07			Inception to 4/30/07

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX

Morningstar Small Core	9.62%	9.64%	9.94%	16.45%	16.40%	16.78%	54.12%	53.95%	55.35%
Morningstar Small Growth	2.55%	2.52%	2.85%	10.34%	10.32%	10.65%	32.27%	32.18%	33.31%
Morningstar Small Value	11.63%	12.54%	12.00%	15.38%	15.66%	15.76%	50.16%	51.20%	51.54%

Total returns for the periods since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. Since shares of each Fund did not trade in the secondary market until several days after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/2/04), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Core Index (the “Core Index”). The Core Index measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2007 (the “reporting period”), the Core Fund returned 9.62%, while the Core Index returned 9.94%.

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Industrial	20.38%

Financial	17.95

Consumer Non-Cyclical	17.95

Consumer Cyclical	14.22

Technology	9.09

Energy	7.85

Communications	6.80

Basic Materials	5.00

Utilities	0.74

Short-Term and Other Net Assets	0.02

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Chaparral Steel Co.	0.80%

NBTY Inc.	0.79

General Cable Corp.	0.78

CommScope Inc.	0.74

Oceaneering International Inc.	0.67

Belden CDT Inc.	0.65

Petrohawk Energy Corp.	0.64

Armor Holdings Inc.	0.63

Dresser-Rand Group Inc.	0.62

RTI International Metals Inc.	0.57

TOTAL	6.89%

The iShares Morningstar Small Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Growth Index (the “Growth Index”). The Growth Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the Growth Fund returned 2.55%, while the Growth Index returned 2.85%.

10	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	29.97%

Technology	14.83

Consumer Cyclical	13.18

Industrial	12.70

Communications	11.61

Energy	9.95

Financial	6.37

Utilities	0.74

Basic Materials	0.59

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
Varian Semiconductor Equipment Associates Inc.	1.05%

Kansas City Southern Industries Inc.	0.80

ValueClick Inc.	0.79

WebEx Communications Inc.	0.69

International Securities Exchange Holdings Inc.	0.68

Immucor Inc.	0.63

Gaylord Entertainment Co.	0.62

Digital Realty Trust Inc.	0.62

THQ Inc.	0.62

Aeropostale Inc.	0.61

TOTAL	7.11%

The iShares Morningstar Small Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Value Index (the “Value Index”). The Value Index measures the performance of stocks issued by small-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the Value Fund returned 11.63%, while the Value Index returned 12.00%.

PORTFOLIO ALLOCATION As of 4/30/07
Sector*	Percentage of Net Assets
Financial	34.63%

Consumer Cyclical	16.36

Industrial	10.50

Consumer Non-Cyclical	9.93

Basic Materials	9.53

Utilities	8.86

Communications	5.72

Technology	2.37

Energy	2.20

Short-Term and Other Net Assets	(0.10)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/07
Security	Percentage of Net Assets
AK Steel Holding Corp.	1.00%

Cleveland-Cliffs Inc.	0.85

Lear Corp.	0.74

AptarGroup Inc.	0.70

United Rentals Inc.	0.69

Highwoods Properties Inc.	0.68

Jack in the Box Inc.	0.68

Nicor Inc.	0.67

BJ’s Wholesale Club Inc.	0.67

PNM Resources Inc.	0.67

TOTAL	7.35%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Domestic equity markets delivered solid gains for the reporting period. The Federal Reserve (the “Fed”) raised the federal funds rate at its April and June 2006 meetings, then shifted to a stable interest rate policy and left the rate unchanged at 5.25% through the remainder of the reporting period. Corporate earnings growth was also strong. The U.S. economy continued to expand, as evidenced by a moderate, but healthy 2.5% annualized growth rate in gross domestic product (GDP) for the fourth quarter of 2006. First quarter 2007 GDP slowed to a 1.5% annualized growth rate, due in part to a weakening housing market in the first quarter of 2007. Against the backdrop of a less aggressive Fed rate policy, strong corporate earnings, and economic expansion, markets climbed steadily until February 2007. Signs of a weakening housing market and associated defaults on sub-prime mortgages, combined with a decline in Asian markets, were apparent triggers for a sharp, but brief, sell-off in late February 2007. Following this setback, markets generally gained ground through the end of the reporting period.

Small-capitalization stocks generally underperformed both mid- and large-capitalization stocks during the reporting period. Additionally, value stocks generally outperformed growth stocks at all capitalization levels.

Sector performance within the Core Index was positive for the reporting period, as all sectors provided positive returns. Strong positive contributors to index performance included industrials, consumer discretionary, and energy. The information technology sector posted the slightest gain amongst the sectors.

Within the Growth Index, sector performance was mixed for the reporting period. Health care and information technology, which represented the two largest sector weightings within the Growth Index at April 30, 2007, delivered modest gains. Utilities posted the strongest gain, although the sector accounted for less than 1% of the Growth Index. The industrials, materials, and telecommunication services sectors all declined for the reporting period.

Sector performance within the Value Index was positive for the reporting period. Materials performed well, as did utilities and industrials. Financials, the largest sector weighting in the Value Index at April 30, 2007, posted a modest gain for the period.

Nearly all of the Core Fund’s ten largest holdings as of April 30, 2007, delivered positive returns for the reporting period. Chaparral Steel Co. and NBTY Inc. both logged triple-digit gains. General Cable Corp. and Belden CDT Inc. also provided strong returns. RTI International Metals Inc. posted a modest gain for the reporting period.

The Growth Fund’s ten largest holdings as of April 30, 2007, also delivered positive results. Varian Semiconductor Equipment Associates Inc. logged the strongest gains, followed by ValueClick Inc. and Immucor Inc. Gaylord Entertainment Co. posted a modest gain for the reporting period.

Performance for the reporting period was largely positive among the Value Fund’s ten largest holdings. AK Steel Holding Corp. was the strongest performer, followed by Jack in the Box Inc. and Cleveland-Cliffs Inc. Highwoods Properties Inc. delivered a modest gain for the reporting period.

*	Sector classifications used to describe the portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

12	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 to April 30, 2007.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/06 to 4/30/07)
Morningstar Large Core
Actual	$ 1,000.00	$ 1,068.90	0.20%	$ 1.03
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Morningstar Large Growth
Actual	1,000.00	1,081.40	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Large Value
Actual	1,000.00	1,094.70	0.25	1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Mid Core
Actual	1,000.00	1,120.80	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25

SHAREHOLDER EXPENSES	13

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/06 to 4/30/07)
Morningstar Mid Growth
Actual	$ 1,000.00	$ 1,129.70	0.30%	$ 1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Mid Value
Actual	1,000.00	1,124.80	0.30	1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Small Core
Actual	1,000.00	1,077.90	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Small Growth
Actual	1,000.00	1,078.10	0.30	1.55
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Small Value
Actual	1,000.00	1,072.70	0.30	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

14	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.76%

ADVERTISING – 0.43%
Omnicom Group Inc.	6,555	$686,374

		686,374

AEROSPACE & DEFENSE – 4.01%
General Dynamics Corp.	12,923	1,014,456
Lockheed Martin Corp.	12,962	1,246,167
Northrop Grumman Corp.	12,294	905,330
Raytheon Co.	17,188	920,246
United Technologies Corp.	35,130	2,358,277

		6,444,476

AGRICULTURE – 0.56%
Archer-Daniels-Midland Co.	23,055	892,229

		892,229

AUTO MANUFACTURERS – 0.50%
PACCAR Inc.	9,611	807,132

		807,132

AUTO PARTS & EQUIPMENT – 0.48%
Johnson Controls Inc.	7,498	767,270

		767,270

BANKS – 2.18%
Bank of New York Co. Inc. (The)	28,675	1,160,764
M&T Bank Corp.	3,116	346,935
Marshall & Ilsley Corp.	9,154	439,575
Mellon Financial Corp.	15,897	682,458
State Street Corp.	12,658	871,756

		3,501,488

BEVERAGES – 3.49%
Anheuser-Busch Companies Inc.	27,690	1,362,071
Coca-Cola Co. (The)	81,449	4,250,823

		5,612,894

CHEMICALS – 1.62%
Air Products & Chemicals Inc.	7,838	599,607
Du Pont (E.I.) de Nemours and Co.	35,110	1,726,359
Rohm & Haas Co.	5,327	272,583

		2,598,549

COMMERCIAL SERVICES – 0.41%
McKesson Corp.	11,249	661,779

		661,779

Security	Shares	Value
COMPUTERS – 7.03%
Electronic Data Systems Corp.	19,814	$579,361
Hewlett-Packard Co.	103,315	4,353,694
International Business Machines Corp.	57,616	5,888,931
Seagate Technology	20,993	464,995

		11,286,981

COSMETICS & PERSONAL CARE – 6.12%
Avon Products Inc.	17,103	680,699
Colgate-Palmolive Co.	19,747	1,337,662
Procter & Gamble Co.	121,438	7,809,678

		9,828,039

DIVERSIFIED FINANCIAL SERVICES – 6.66%
American Express Co.	40,587	2,462,413
Bear Stearns Companies Inc. (The)	4,509	702,051
Lehman Brothers Holdings Inc.	20,531	1,545,574
Merrill Lynch & Co. Inc.	31,863	2,874,998
Morgan Stanley	36,983	3,106,942

		10,691,978

ELECTRIC – 1.20%
Exelon Corp.	25,592	1,929,893

		1,929,893

ELECTRICAL COMPONENTS & EQUIPMENT – 0.89%
Emerson Electric Co.	30,583	1,437,095

		1,437,095

ENVIRONMENTAL CONTROL – 0.47%
Waste Management Inc.	20,299	759,386

		759,386

FOOD – 0.75%
Campbell Soup Co.	9,306	363,865
Hershey Co. (The)	5,974	328,331
Kellogg Co.	9,662	511,216

		1,203,412

HEALTH CARE - PRODUCTS – 4.43%
Johnson & Johnson	110,892	7,121,484

		7,121,484

HEALTH CARE - SERVICES – 0.58%
Aetna Inc.	19,760	926,349

		926,349

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2007

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 0.28%
Fortune Brands Inc.	5,694	$456,089

		456,089

INSURANCE – 6.70%
AFLAC Inc.	19,342	993,018
American International Group Inc.	87,180	6,094,754
Marsh & McLennan Companies Inc.	21,204	673,439
Principal Financial Group Inc.	10,227	649,312
Progressive Corp. (The)	26,804	618,368
Prudential Financial Inc.	18,277	1,736,315

		10,765,206

IRON & STEEL – 0.41%
Nucor Corp.	10,440	662,522

		662,522

MACHINERY – 1.71%
Caterpillar Inc.	24,718	1,795,021
Deere & Co.	8,679	949,483

		2,744,504

MANUFACTURING – 12.40%
Cooper Industries Ltd.	8,008	398,478
General Electric Co.	393,302	14,497,112
Honeywell International Inc.	27,888	1,510,972
Illinois Tool Works Inc.	18,737	961,395
Textron Inc.	4,138	420,710
3M Co.	25,783	2,134,059

		19,922,726

MEDIA – 3.57%
Clear Channel Communications Inc.	17,289	612,549
News Corp. Class A	70,926	1,588,033
News Corp. Class B	16,681	400,344
Time Warner Inc.	152,256	3,141,041

		5,741,967

MINING – 0.60%
Freeport-McMoRan Copper & Gold Inc.	14,295	960,052

		960,052

OFFICE & BUSINESS EQUIPMENT – 0.42%
Xerox Corp.[a]	36,693	678,821

		678,821

Security	Shares	Value
OIL & GAS – 2.27%
Anadarko Petroleum Corp.	17,431	$813,330
Apache Corp.	12,623	915,168
Chesapeake Energy Corp.	16,510	557,213
Marathon Oil Corp.	13,422	1,363,004

		3,648,715

PHARMACEUTICALS – 5.87%
Abbott Laboratories	58,943	3,337,353
Cardinal Health Inc.	15,277	1,068,626
Lilly (Eli) & Co.	36,914	2,182,725
Wyeth	51,123	2,837,327

		9,426,031

PIPELINES – 0.66%
Kinder Morgan Inc.	4,214	449,044
Spectra Energy Corp.	23,536	614,290

		1,063,334

REAL ESTATE INVESTMENT TRUSTS – 1.53%
Archstone-Smith Trust	8,294	432,200
Boston Properties Inc.	4,426	520,321
Equity Residential	11,249	522,291
Simon Property Group Inc.	8,481	977,690

		2,452,502

RETAIL – 8.68%
Costco Wholesale Corp.	17,621	943,957
Federated Department Stores Inc.	20,210	887,623
Gap Inc. (The)	22,743	408,237
Home Depot Inc.	78,088	2,957,193
McDonald’s Corp.	46,054	2,223,487
Sears Holdings Corp.[a]	3,634	693,767
TJX Companies Inc.	17,388	484,951
Wal-Mart Stores Inc.	98,736	4,731,429
Yum! Brands Inc.	10,060	622,312

		13,952,956

SEMICONDUCTORS – 2.98%
Intel Corp.	222,482	4,783,363

		4,783,363

SOFTWARE – 6.82%
First Data Corp.	28,670	928,908
Microsoft Corp.	334,860	10,025,708

		10,954,616

16	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2007

Security	Shares	Value
TELECOMMUNICATIONS – 2.32%
Motorola Inc.	92,274	$1,599,108
Sprint Nextel Corp.	106,289	2,128,969

		3,728,077

TRANSPORTATION – 0.73%
Union Pacific Corp.	10,285	1,175,061

		1,175,061

TOTAL COMMON STOCKS (Cost: $144,837,126)		160,273,350

SHORT-TERM INVESTMENTS – 0.17%

MONEY MARKET FUNDS – 0.17%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[b,c]	273,639	273,639

		273,639

TOTAL SHORT-TERM INVESTMENTS (Cost: $273,639)		273,639

TOTAL INVESTMENTS IN SECURITIES – 99.93% (Cost: $145,110,765)		160,546,989

Other Assets, Less Liabilities – 0.07%		105,417

NET ASSETS – 100.00%		$160,652,406

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.83%

AEROSPACE & DEFENSE – 1.91%
Boeing Co. (The)	60,361	$5,613,573

		5,613,573

AGRICULTURE – 0.92%
Monsanto Co.	46,000	2,713,540

		2,713,540

AIRLINES – 0.33%
Southwest Airlines Co.	67,080	962,598

		962,598

APPAREL – 1.06%
Coach Inc.[a]	31,443	1,535,362
Nike Inc. Class B	29,520	1,589,947

		3,125,309

BANKS – 0.35%
Northern Trust Corp.	16,611	1,045,662

		1,045,662

BEVERAGES – 3.18%
PepsiCo Inc.	141,282	9,337,327

		9,337,327

BIOTECHNOLOGY – 4.86%
Amgen Inc.[a]	99,183	6,361,598
Biogen Idec Inc.[a]	28,764	1,357,948
Celgene Corp.[a]	31,775	1,943,359
Genentech Inc.[a]	39,448	3,155,445
Genzyme Corp.[a]	22,336	1,458,764

		14,277,114

CHEMICALS – 0.61%
Praxair Inc.	27,715	1,789,003

		1,789,003

COAL – 0.37%
Peabody Energy Corp.	22,499	1,079,502

		1,079,502

COMMERCIAL SERVICES – 1.12%
Accenture Ltd.	49,742	1,944,912
Moody’s Corp.	20,356	1,345,939

		3,290,851

COMPUTERS – 5.87%
Apple Inc.[a]	73,325	7,317,835
Dell Inc.[a]	170,821	4,306,397

Security	Shares	Value
EMC Corp.[a]	187,214	$2,841,908
Network Appliance Inc.[a]	31,774	1,182,311
Sun Microsystems Inc.[a]	306,648	1,600,703

		17,249,154

DIVERSIFIED FINANCIAL SERVICES – 5.47%
Chicago Mercantile Exchange Holdings Inc.	2,726	1,408,660
Franklin Resources Inc.	14,580	1,914,500
Goldman Sachs Group Inc. (The)	31,807	6,953,328
Legg Mason Inc.	11,198	1,110,730
Rowe (T.) Price Group Inc.	22,561	1,120,830
Schwab (Charles) Corp. (The)	87,604	1,674,988
SLM Corp.	35,236	1,896,754

		16,079,790

ELECTRIC – 1.29%
AES Corp. (The)[a]	55,707	1,224,997
TXU Corp.	39,282	2,576,114

		3,801,111

ELECTRONICS – 0.41%
Agilent Technologies Inc.[a]	34,820	1,196,763

		1,196,763

ENTERTAINMENT – 0.37%
International Game Technology Inc.	28,587	1,090,308

		1,090,308

FOOD – 0.96%
Sysco Corp.	52,696	1,725,267
Wrigley (William Jr.) Co.	18,627	1,096,758

		2,822,025

HEALTH CARE - PRODUCTS – 5.86%
Alcon Inc.	6,554	884,331
Baxter International Inc.	55,951	3,168,505
Becton, Dickinson & Co.	19,523	1,536,265
Boston Scientific Corp.[a]	115,434	1,782,301
Medtronic Inc.	98,275	5,201,696
St. Jude Medical Inc.[a]	29,946	1,281,389
Stryker Corp.	23,720	1,540,377
Zimmer Holdings Inc.[a]	20,302	1,836,925

		17,231,789

HEALTH CARE - SERVICES – 3.48%
UnitedHealth Group Inc.	114,521	6,076,484
WellPoint Inc.[a]	52,708	4,162,351

		10,238,835

18	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
INTERNET – 6.65%
Amazon.com Inc.[a]	25,482	$1,562,811
eBay Inc.[a]	88,747	3,012,073
Google Inc. Class Aa	19,573	9,226,321
Liberty Media Holding Corp. - Liberty Interactive Group Series Aa	53,293	1,333,924
Symantec Corp.[a]	78,869	1,388,094
Yahoo! Inc.[a]	108,542	3,043,518

		19,566,741

LEISURE TIME – 1.07%
Carnival Corp.	35,847	1,752,560
Harley-Davidson Inc.	22,004	1,393,293

		3,145,853

LODGING – 1.82%
Harrah’s Entertainment Inc.	15,854	1,352,346
Las Vegas Sands Corp.[a]	8,967	763,899
Marriott International Inc. Class A	29,409	1,329,581
MGM Mirage[a]	10,294	692,271
Starwood Hotels & Resorts Worldwide Inc.	17,972	1,204,483

		5,342,580

MACHINERY – 0.26%
Rockwell Automation Inc.	12,802	762,231

		762,231

MANUFACTURING – 0.50%
Danaher Corp.	20,545	1,462,599

		1,462,599

MEDIA – 6.89%
Comcast Corp. Class Aa	160,606	4,281,756
Comcast Corp. Class A Special[a]	89,841	2,371,802
DIRECTV Group Inc. (The)[a]	68,520	1,633,517
EchoStar Communications Corp.[a]	17,484	813,530
Liberty Media Holding Corp. - Liberty Capital Group Series Aa	11,425	1,290,682
McGraw-Hill Companies Inc. (The)	29,982	1,964,720
Viacom Inc. Class Aa	1,200	49,488
Viacom Inc. Class Ba	50,407	2,079,289
Walt Disney Co. (The)	164,832	5,765,823

		20,250,607

Security	Shares	Value
MINING – 0.51%
Newmont Mining Corp.	36,177	$1,508,581

		1,508,581

OIL & GAS – 2.24%
EOG Resources Inc.	20,518	1,506,842
GlobalSantaFe Corp.	19,830	1,267,732
Transocean Inc.[a]	24,848	2,141,898
XTO Energy Inc.	31,030	1,683,998

		6,600,470

OIL & GAS SERVICES – 4.71%
Baker Hughes Inc.	27,333	2,197,300
Halliburton Co.	85,601	2,719,544
Schlumberger Ltd.	100,290	7,404,411
Weatherford International Ltd.[a]	28,851	1,514,389

		13,835,644

PHARMACEUTICALS – 4.11%
Allergan Inc.	12,861	1,558,753
Forest Laboratories Inc.[a]	26,870	1,429,753
Gilead Sciences Inc.[a]	38,884	3,177,600
Medco Health Solutions Inc.[a]	24,948	1,946,443
Schering-Plough Corp.	125,408	3,979,196

		12,091,745

PIPELINES – 0.51%
Williams Companies Inc. (The)	50,552	1,491,284

		1,491,284

REAL ESTATE INVESTMENT TRUSTS – 1.76%
General Growth Properties Inc.	19,349	1,235,434
Host Hotels & Resorts Inc.	44,100	1,130,724
ProLogis	21,012	1,361,578
Vornado Realty Trust	12,109	1,436,491

		5,164,227

RETAIL – 9.33%
Bed Bath & Beyond Inc.[a]	23,902	973,767
Best Buy Co. Inc.	33,767	1,575,231
CVS/Caremark Corp.	129,473	4,692,102
Kohl’s Corp.[a]	24,835	1,838,783
Lowe’s Companies Inc.	129,967	3,971,792
Nordstrom Inc.	18,491	1,015,526
Office Depot Inc.[a]	23,779	799,450
Penney (J.C.) Co. Inc.	16,744	1,324,283

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
Staples Inc.	62,141	$1,541,097
Starbucks Corp.[a]	64,196	1,991,360
Target Corp.	66,083	3,923,348
Walgreen Co.	86,093	3,779,483

		27,426,222

SEMICONDUCTORS – 3.40%
Analog Devices Inc.	28,665	1,107,042
Applied Materials Inc.	117,285	2,254,218
Broadcom Corp. Class Aa	40,145	1,306,720
NVIDIA Corp.[a]	29,881	982,786
Texas Instruments Inc.	126,232	4,338,594

		9,989,360

SOFTWARE – 5.00%
Adobe Systems Inc.[a]	50,121	2,083,029
Automatic Data Processing Inc.	47,037	2,105,376
CA Inc.	36,010	981,633
Electronic Arts Inc.[a]	26,441	1,332,891
Intuit Inc.[a]	27,065	769,999
Oracle Corp.[a]	338,291	6,359,871
Paychex Inc.	28,771	1,067,404

		14,700,203

TELECOMMUNICATIONS – 8.34%
American Tower Corp. Class Aa	36,142	1,373,396
Cisco Systems Inc.[a]	517,778	13,845,384
Corning Inc.[a]	132,981	3,154,309
QUALCOMM Inc.	140,486	6,153,287

		24,526,376

TRANSPORTATION – 4.31%
Burlington Northern Santa Fe Corp.	30,533	2,672,859
CSX Corp.	37,085	1,600,959
FedEx Corp.	24,273	2,559,345
Norfolk Southern Corp.	33,836	1,801,429
United Parcel Service Inc. Class B	57,415	4,043,738

		12,678,330

TOTAL COMMON STOCKS (Cost: $264,904,108)		293,487,307

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.17%

MONEY MARKET FUNDS – 0.17%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[b,c]	508,752	$508,752

		508,752

TOTAL SHORT-TERM INVESTMENTS (Cost: $508,752)		508,752

TOTAL INVESTMENTS IN SECURITIES – 100.00% (Cost: $265,412,860)		293,996,059

Other Assets, Less Liabilities – 0.00%		6,933

NET ASSETS – 100.00%		$294,002,992

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

20	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.94%

AGRICULTURE – 3.78%
Altria Group Inc.	223,739	$15,420,092
Reynolds American Inc.	18,203	1,169,725

		16,589,817

AUTO MANUFACTURERS – 0.75%
Ford Motor Co.	201,188	1,617,551
General Motors Corp.	54,163	1,691,510

		3,309,061

BANKS – 16.41%
Bank of America Corp.	481,409	24,503,718
BB&T Corp.	58,182	2,421,535
Fifth Third Bancorp	51,541	2,092,049
KeyCorp	43,942	1,567,851
National City Corp.	66,009	2,412,629
PNC Financial Services Group	38,291	2,837,363
Regions Financial Corp.	82,695	2,901,768
SunTrust Banks Inc.	38,069	3,213,785
U.S. Bancorp	189,059	6,494,177
Wachovia Corp.	207,157	11,505,500
Wells Fargo & Co.	337,178	12,101,318

		72,051,693

BUILDING MATERIALS – 0.29%
Masco Corp.	46,193	1,256,912

		1,256,912

CHEMICALS – 1.35%
Dow Chemical Co. (The)	103,410	4,613,120
PPG Industries Inc.	17,614	1,296,038

		5,909,158

DIVERSIFIED FINANCIAL SERVICES – 14.43%
Ameriprise Financial Inc.	24,037	1,429,480
Citigroup Inc.	535,314	28,703,537
Countrywide Financial Corp.	66,653	2,471,493
Federal Home Loan Mortgage Corp.	77,181	4,999,785
Federal National Mortgage Association	107,182	6,315,163
JPMorgan Chase & Co.	373,336	19,450,806

		63,370,264

ELECTRIC – 6.64%
American Electric Power Co. Inc.	42,027	2,110,596
Consolidated Edison Inc.	27,392	1,404,114

Security	Shares	Value
Dominion Resources Inc.	37,637	$3,432,494
Duke Energy Corp.	135,991	2,790,535
Edison International	31,969	1,673,577
Entergy Corp.	22,141	2,505,033
FirstEnergy Corp.	34,066	2,331,477
FPL Group Inc.	39,669	2,553,493
PG&E Corp.	37,462	1,895,577
PPL Corp.	40,588	1,770,043
Progress Energy Inc.	26,798	1,354,639
Public Service Enterprise Group Inc.	26,805	2,317,292
Southern Co. (The)	79,237	2,994,366

		29,133,236

FOOD – 3.67%
ConAgra Foods Inc.	54,255	1,333,588
General Mills Inc.	36,620	2,193,538
Heinz (H.J.) Co.	33,508	1,578,562
Kraft Foods Inc.	177,189	5,930,516
Kroger Co.	70,337	2,075,645
Safeway Inc.	47,797	1,735,031
Sara Lee Corp.	78,106	1,281,719

		16,128,599

FOREST PRODUCTS & PAPER – 0.84%
International Paper Co.	49,394	1,863,142
Weyerhaeuser Co.	23,121	1,831,646

		3,694,788

GAS – 0.35%
Sempra Energy	24,393	1,548,468

		1,548,468

HOUSEHOLD PRODUCTS & WARES – 0.79%
Kimberly-Clark Corp.	48,686	3,464,983

		3,464,983

INSURANCE – 6.95%
ACE Ltd.	34,408	2,045,900
Allstate Corp. (The)	67,404	4,200,617
Aon Corp.	33,729	1,306,999
Chubb Corp.	46,391	2,497,228
CIGNA Corp.	11,280	1,755,055
Genworth Financial Inc. Class A	50,165	1,830,521
Hartford Financial Services Group Inc. (The)	34,535	3,494,942
Lincoln National Corp.	29,889	2,126,602

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
Loews Corp.	49,692	$2,351,425
MetLife Inc.	49,498	3,252,019
Travelers Companies Inc. (The)	73,954	4,000,911
XL Capital Ltd. Class A	21,017	1,638,906

		30,501,125

MANUFACTURING – 1.93%
Ingersoll-Rand Co. Class A	34,435	1,537,523
Tyco International Ltd.	212,342	6,928,719

		8,466,242

MEDIA – 0.90%
CBS Corp. Class A	2,016	64,109
CBS Corp. Class B	73,319	2,329,345
Gannett Co. Inc.	27,499	1,569,093

		3,962,547

MINING – 0.76%
Alcoa Inc.	94,560	3,355,934

		3,355,934

OIL & GAS – 20.97%
Chevron Corp.	234,430	18,236,310
ConocoPhillips	163,478	11,337,199
Devon Energy Corp.	45,394	3,307,861
Exxon Mobil Corp.	607,234	48,202,235
Hess Corp.	31,314	1,777,069
Occidental Petroleum Corp.	91,415	4,634,740
Valero Energy Corp.	65,490	4,599,363

		92,094,777

PHARMACEUTICALS – 8.70%
Bristol-Myers Squibb Co.	215,398	6,216,386
Merck & Co. Inc.	232,101	11,939,275
Pfizer Inc.	757,698	20,048,689

		38,204,350

SAVINGS & LOANS – 0.94%
Washington Mutual Inc.	98,469	4,133,729

		4,133,729

TELECOMMUNICATIONS – 9.49%
Alltel Corp.	40,202	2,520,263
AT&T Inc.	669,237	25,912,857
Qwest Communications International Inc.[a]	163,110	1,448,417
Verizon Communications Inc.	309,170	11,804,111

		41,685,648

TOTAL COMMON STOCKS (Cost: $390,760,250)		438,861,331

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.15%

MONEY MARKET FUNDS – 0.15%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[b,c]	688,347	$688,347

		688,347

TOTAL SHORT-TERM INVESTMENTS (Cost: $688,347)		688,347

TOTAL INVESTMENTS IN SECURITIES – 100.09% (Cost: $391,448,597)		439,549,678

Other Assets, Less Liabilities – (0.09)%		(415,738)

NET ASSETS – 100.00%		$439,133,940

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.82%

ADVERTISING – 0.67%
Harte-Hanks Inc.	7,055	$184,135
Interpublic Group of Companies Inc.[a]	62,646	794,351

		978,486

AEROSPACE & DEFENSE – 3.30%
Alliant Techsystems Inc.[a]	4,474	416,664
BE Aerospace Inc.[a]	12,019	440,496
Goodrich Corp.	16,893	960,198
L-3 Communications Holdings Inc.	16,910	1,520,716
Rockwell Collins Inc.	22,630	1,486,112

		4,824,186

APPAREL – 0.29%
Phillips-Van Heusen Corp.	7,531	420,983

		420,983

BANKS – 2.12%
BOK Financial Corp.	2,976	152,758
Commerce Bancorp Inc.	25,241	844,059
Cullen/Frost Bankers Inc.	7,889	403,680
Investors Financial Services Corp.	8,844	547,267
Synovus Financial Corp.	36,432	1,149,794

		3,097,558

BEVERAGES – 0.70%
Brown-Forman Corp. Class B	6,148	393,042
Constellation Brands Inc. Class Aa	28,409	636,646

		1,029,688

BIOTECHNOLOGY – 0.59%
Charles River Laboratories International Inc.[a]	9,075	429,792
Invitrogen Corp.[a]	6,526	427,257

		857,049

BUILDING MATERIALS – 1.18%
American Standard Companies Inc.	22,591	1,243,860
USG Corp.[a]	10,310	475,806

		1,719,666

CHEMICALS – 2.69%
Airgas Inc.	9,085	404,737
Albemarle Corp.	10,352	439,442
Cabot Corp.	7,770	351,981
Cytec Industries Inc.	5,283	290,037

Security	Shares	Value
Huntsman Corp.	12,408	$243,197
Mosaic Co. (The)[a]	19,791	583,834
Sherwin-Williams Co. (The)	15,366	979,890
Sigma-Aldrich Corp.	15,261	642,183

		3,935,301

COAL – 0.19%
Massey Energy Co.	10,205	274,821

		274,821

COMMERCIAL SERVICES – 2.79%
Career Education Corp.[a]	12,780	377,521
Convergys Corp.[a]	18,626	470,493
Equifax Inc.	16,896	672,461
Hertz Global Holdings Inc.[a]	11,420	227,258
Hewitt Associates Inc. Class Aa	13,707	407,783
Interactive Data Corp.	4,938	141,375
Manpower Inc.	11,494	922,393
Quanta Services Inc.[a]	13,701	376,640
Service Corp. International	40,007	486,085

		4,082,009

COMPUTERS – 4.09%
Affiliated Computer Services Inc. Class Aa	12,495	748,575
Brocade Communications Systems Inc.[a]	53,206	519,823
Cadence Design Systems Inc.[a]	37,523	833,011
Ceridian Corp.[a]	18,768	633,608
Diebold Inc.	8,903	424,406
DST Systems Inc.[a]	7,128	556,340
NCR Corp.[a]	24,126	1,215,950
Synopsys Inc.[a]	19,216	531,515
Western Digital Corp.[a]	29,478	521,171

		5,984,399

COSMETICS & PERSONAL CARE – 0.74%
Alberto-Culver Co.	11,511	279,602
Estee Lauder Companies Inc. (The) Class A	15,679	806,214

		1,085,816

DISTRIBUTION & WHOLESALE – 1.17%
CDW Corp.	8,228	592,498
Grainger (W.W.) Inc.	10,425	861,313
Tech Data Corp.[a]	7,420	263,707

		1,717,518

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2007

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 2.91%
E*TRADE Financial Corp.[a]	57,828	$1,276,842
Federated Investors Inc. Class B	13,432	512,565
Janus Capital Group Inc.	26,788	670,236
Jefferies Group Inc.	13,970	442,849
Nuveen Investments Inc. Class A	10,681	569,297
Raymond James Financial Inc.	12,723	390,342
Student Loan Corp. (The)	538	109,591
Waddell & Reed Financial Inc. Class A	11,577	280,395

		4,252,117

ELECTRIC – 2.34%
Mirant Corp.[a]	34,787	1,560,893
NRG Energy Inc.[a]	16,561	1,307,657
Sierra Pacific Resources Corp.[a]	30,021	548,183

		3,416,733

ELECTRICAL COMPONENTS & EQUIPMENT – 0.75%
Energizer Holdings Inc.[a]	7,476	726,518
Hubbell Inc. Class B	7,113	367,671

		1,094,189

ELECTRONICS – 2.52%
Applera Corp. - Applied Biosystems Group	24,779	774,096
Avnet Inc.[a]	19,776	808,838
AVX Corp.	6,994	116,380
Gentex Corp.	19,483	346,797
Mettler Toledo International Inc.[a]	5,320	519,338
PerkinElmer Inc.	16,587	401,405
Tektronix Inc.	11,185	328,727
Vishay Intertechnology Inc.[a]	23,077	384,232

		3,679,813

ENGINEERING & CONSTRUCTION – 2.17%
Fluor Corp.	11,756	1,124,109
Foster Wheeler Ltd.[a]	9,252	636,815
Granite Construction Inc.	4,648	279,996
McDermott International Inc.[a]	14,939	801,627
Shaw Group Inc. (The)[a]	10,356	335,845

		3,178,392

ENTERTAINMENT – 0.51%
DreamWorks Animation SKG Inc. Class Aa	7,585	222,089
International Speedway Corp. Class A	4,269	210,889

Security	Shares	Value
Regal Entertainment Group Class A	9,780	$212,715
Warner Music Group Corp.	6,139	105,591

		751,284

ENVIRONMENTAL CONTROL – 1.04%
Allied Waste Industries Inc.[a]	38,909	520,213
Nalco Holding Co.	12,760	339,161
Republic Services Inc.	23,469	655,489

		1,514,863

FOOD – 0.37%
McCormick & Co. Inc. NVS	14,709	545,998

		545,998

HAND & MACHINE TOOLS – 0.76%
Kennametal Inc.	5,214	367,900
Lincoln Electric Holdings Inc.	5,412	344,907
Snap-On Inc.	7,191	391,910

		1,104,717

HEALTH CARE - PRODUCTS – 1.09%
Bausch & Lomb Inc.	7,271	427,753
Beckman Coulter Inc.	8,381	526,411
DENTSPLY International Inc.	19,205	641,639

		1,595,803

HEALTH CARE - SERVICES – 4.96%
Community Health Systems Inc.[a]	12,786	470,525
Coventry Health Care Inc.[a]	21,512	1,244,039
Health Management Associates Inc. Class A	32,768	350,290
Health Net Inc.[a]	15,785	853,337
Laboratory Corp. of America Holdings[a]	16,878	1,332,349
Lincare Holdings Inc.[a]	11,814	465,944
Manor Care Inc.	9,966	646,694
Quest Diagnostics Inc.	20,366	995,694
Tenet Healthcare Corp.[a]	63,843	473,715
Universal Health Services Inc. Class B	6,854	416,175

		7,248,762

HOLDING COMPANIES - DIVERSIFIED – 0.59%
Leucadia National Corp.	21,791	656,781
Walter Industries Inc.	6,791	201,829

		858,610

HOME BUILDERS – 1.91%
Centex Corp.	16,027	717,529
NVR Inc.[a]	689	567,736

24	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2007

Security	Shares	Value
Pulte Homes Inc.	28,486	$766,273
Thor Industries Inc.	5,229	208,271
Toll Brothers Inc.[a]	17,817	530,590

		2,790,399

HOUSEHOLD PRODUCTS & WARES – 1.68%
Church & Dwight Co. Inc.	8,778	445,308
Clorox Co. (The)	20,400	1,368,432
Jarden Corp.[a]	8,749	368,683
Scotts Miracle-Gro Co. (The) Class A	6,181	277,960

		2,460,383

INSURANCE – 1.39%
Alleghany Corp.[a]	705	252,249
Gallagher (Arthur J.) & Co.	13,305	372,008
HCC Insurance Holdings Inc.	14,952	458,428
Markel Corp.[a]	1,313	602,549
Philadelphia Consolidated Holding Corp.[a]	8,033	348,632

		2,033,866

INTERNET – 1.59%
Check Point Software Technologies Ltd.[a]	23,505	553,543
Expedia Inc.[a]	30,057	709,946
IAC/InterActiveCorp[a]	27,759	1,058,173

		2,321,662

IRON & STEEL – 0.67%
Carpenter Technology Corp.	3,453	419,091
Steel Dynamics Inc.	12,495	553,653

		972,744

MACHINERY – 2.46%
AGCO Corp.[a]	12,222	510,024
Cummins Inc.	12,634	1,164,349
Flowserve Corp.	7,719	470,936
IDEX Corp.	7,192	377,364
Terex Corp.[a]	13,735	1,069,270

		3,591,943

MANUFACTURING – 5.46%
Acuity Brands Inc.	5,898	348,690
Brink’s Co. (The)	6,111	388,049
Carlisle Companies Inc.	8,336	343,276
Donaldson Co. Inc.	9,490	340,881

Security	Shares	Value
Dover Corp.	27,528	$1,324,647
Harsco Corp.	11,252	573,852
ITT Industries Inc.	24,979	1,593,910
Pall Corp.	16,537	693,727
Parker Hannifin Corp.	15,672	1,444,018
Pentair Inc.	13,510	434,211
Trinity Industries Inc.	10,816	501,862

		7,987,123

MEDIA – 2.98%
Cablevision Systems Corp.[a]	30,383	995,955
Dow Jones & Co. Inc.	7,189	261,176
Hearst-Argyle Television Inc.	3,651	97,226
Liberty Global Inc. Class Aa	26,622	955,464
Liberty Global Inc. Class Ca	26,675	891,212
Meredith Corp.	5,228	302,806
Washington Post Co. (The) Class B	833	619,752
Wiley (John) & Sons Inc. Class A	6,032	225,898

		4,349,489

MINING – 0.96%
Vulcan Materials Co.	11,407	1,410,704

		1,410,704

OFFICE FURNISHINGS – 0.27%
HNI Corp.	5,411	225,855
Steelcase Inc. Class A	8,615	168,165

		394,020

OIL & GAS – 4.17%
Helmerich & Payne Inc.	12,897	416,444
Holly Corp.	6,372	405,259
Murphy Oil Corp.	23,950	1,327,788
Nabors Industries Ltd.[a]	37,682	1,210,346
Newfield Exploration Co.[a]	17,467	764,181
Patterson-UTI Energy Inc.	21,181	516,605
Pioneer Natural Resources Co.	16,643	835,479
St. Mary Land & Exploration Co.	7,485	274,101
Unit Corp.[a]	6,010	343,472

		6,093,675

OIL & GAS SERVICES – 0.34%
Tidewater Inc.	7,789	492,343

		492,343

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2007

Security	Shares	Value
PACKAGING & CONTAINERS – 1.03%
Greif Inc. Class A	3,128	$173,917
Pactiv Corp.[a]	17,821	616,250
Sealed Air Corp.	21,790	716,891

		1,507,058

PHARMACEUTICALS – 2.59%
AmerisourceBergen Corp.	25,646	1,282,044
Hospira Inc.[a]	21,161	858,079
Mylan Laboratories Inc.	32,603	714,984
Omnicare Inc.	16,420	544,651
Watson Pharmaceuticals Inc.[a]	13,888	379,142

		3,778,900

PIPELINES – 1.31%
Equitable Resources Inc.	15,368	799,290
Questar Corp.	11,471	1,114,178

		1,913,468

REAL ESTATE INVESTMENT TRUSTS – 10.93%
Alexandria Real Estate Equities Inc.	3,972	420,436
AMB Property Corp.	13,214	804,865
AvalonBay Communities Inc.	10,668	1,304,270
BRE Properties Inc. Class A	6,820	409,473
Camden Property Trust	7,604	529,619
CBL & Associates Properties Inc.	8,707	395,733
Crescent Real Estate Equities Co.	12,947	265,543
Developers Diversified Realty Corp.	14,848	966,605
Duke Realty Corp.	18,248	786,671
Essex Property Trust Inc.	3,162	407,455
Federal Realty Investment Trust	7,462	672,849
Hospitality Properties Trust	12,462	567,395
Kilroy Realty Corp.	4,398	333,940
Kimco Realty Corp.	29,362	1,411,431
Macerich Co. (The)	9,672	920,001
Nationwide Health Properties Inc.	11,542	370,037
Public Storage Inc.	17,396	1,623,395
Realty Income Corp.	13,502	376,706
Regency Centers Corp.	9,178	756,267
SL Green Realty Corp.	7,947	1,119,732
Taubman Centers Inc.	7,156	401,094
UDR Inc.	18,121	544,355
Ventas Inc.	14,019	591,041

		15,978,913

Security	Shares	Value
RETAIL – 6.37%
Advance Auto Parts Inc.	14,392	$592,950
AutoZone Inc.[a]	7,007	932,211
Barnes & Noble Inc.	7,247	286,474
Big Lots Inc.[a]	14,714	473,791
Brinker International Inc.	16,525	513,928
Burger King Holdings Inc.	7,205	169,101
Circuit City Stores Inc.	23,500	410,075
Claire’s Stores Inc.	11,888	387,192
Darden Restaurants Inc.	18,017	747,345
Dollar Tree Stores Inc.[a]	13,814	543,166
Limited Brands Inc.	45,572	1,256,420
Men’s Wearhouse Inc. (The)	6,514	281,861
OSI Restaurant Partners Inc.	9,533	379,509
Ross Stores Inc.	19,060	631,839
Saks Inc.	16,337	342,097
Tiffany & Co.	18,321	873,728
Wendy’s International Inc.	12,907	486,594

		9,308,281

SAVINGS & LOANS – 0.31%
Capitol Federal Financial	2,870	110,839
People’s United Financial Inc.	16,952	337,514

		448,353

SEMICONDUCTORS – 4.23%
Advanced Micro Devices Inc.[a]	74,293	1,026,729
Fairchild Semiconductor International Inc. Class Aa	16,557	291,403
International Rectifier Corp.[a]	9,707	342,463
LSI Corp.[a]	103,566	880,311
Micron Technology Inc.[a]	102,132	1,171,454
National Semiconductor Corp.	43,040	1,131,952
Novellus Systems Inc.[a]	16,755	542,359
ON Semiconductor Corp.[a]	32,066	343,427
Teradyne Inc.[a]	25,751	449,355

		6,179,453

SOFTWARE – 4.16%
Acxiom Corp.	9,053	204,598
BMC Software Inc.[a]	27,668	895,613
Compuware Corp.[a]	43,751	431,822
Fair Isaac Corp.	7,822	279,324
Fidelity National Information Services Inc.	38,360	1,938,331

26	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2007

Security	Shares	Value
Fiserv Inc.[a]	23,785	$1,264,648
Novell Inc.[a]	46,321	338,143
Parametric Technology Corp.[a]	15,244	270,886
Sybase Inc.[a]	12,235	295,965
Total System Services Inc.	5,089	158,064

		6,077,394

TELECOMMUNICATIONS – 2.78%
Anixter International Inc.[a]	4,685	335,446
Avaya Inc.[a]	61,102	789,438
Ciena Corp.[a]	11,415	332,861
SBA Communications Corp.[a]	12,010	353,334
Telephone & Data Systems Inc.	6,934	394,891
Telephone & Data Systems Inc. Special	6,971	368,069
Tellabs Inc.[a]	55,119	585,364
Virgin Media Inc.	36,107	910,980

		4,070,383

TEXTILES – 0.48%
Cintas Corp.	18,770	703,312

		703,312

TOYS, GAMES & HOBBIES – 0.42%
Hasbro Inc.	19,368	612,222

		612,222

TRANSPORTATION – 0.27%
Hunt (J.B.) Transport Services Inc.	14,416	390,097

		390,097

TRUCKING & LEASING – 0.26%
AMERCO[a]	1,079	75,487
GATX Corp.	6,153	301,559

		377,046

WATER – 0.27%
Aqua America Inc.[b]	17,873	395,172

		395,172

TOTAL COMMON STOCKS (Cost: $130,138,098)		145,887,164

Security	Principal	Value
SHORT-TERM INVESTMENTS – 0.30%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$3,613	$3,613
Deutsche Bank AG
5.35%, 08/08/07	6,452	6,452

		10,065

COMMERCIAL PAPER[c] – 0.04%
BNP Paribas Finance Inc.
5.12%, 06/06/07	903	902
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	8,398	8,388
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	7,128	7,091
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	4,516	4,478
Grampian Funding LLC
5.14%, 06/06/07[d]	3,871	3,851
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	2,581	2,567
Irish Permanent Treasury PLC
5.18%, 07/10/07	1,290	1,277
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	2,870	2,867
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	3,261	3,234
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	5,822	5,818
Nestle Capital Corp.
5.19%, 08/09/07[d]	1,548	1,526
Park Sienna LLC
5.30%, 05/18/07[d]	1,548	1,545
Simba Funding Corp.
5.20%, 07/23/07[d]	2,581	2,550
Societe Generale
5.18%, 05/16/07[d]	6,452	6,438

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	$1,290	$1,288
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	1,355	1,352
Tulip Funding Corp.
5.29%, 05/08/07[d]	5,419	5,414
Westpac Banking Corp.
5.20%, 07/12/07[d]	2,323	2,298
Zela Finance Inc.
5.20%, 07/16/07[d]	1,548	1,531

		64,415

MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	1,936	1,936
K2 USA LLC
5.39%, 06/04/07[d]	1,936	1,936
Sigma Finance Inc.
5.51%, 06/18/07[d]	2,116	2,116

		5,988

MONEY MARKET FUNDS – 0.16%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	239,747	239,747

		239,747

REPURCHASE AGREEMENTS[c] – 0.03%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,426 (collateralized by non-U.S. government debt securities, value $2,505, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$2,426	2,426
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $5,162 (collateralized by non-U.S. government debt securities, value $5,434, 2.48% to 6.13%, 1/15/08 to 7/27/26).	5,161	5,161

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $3,872 (collateralized by non-U.S. government debt securities, value $4,269, 0.45% to 8.35%, 10/17/18 to 11/25/52).	$3,871	$3,871
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $3,872 (collateralized by U.S. government obligations, value $3,959, 4.50% to 8.75%, 5/1/08 to 4/1/37).	3,871	3,871
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $3,872 (collateralized by non-U.S. government debt securities, value $4,117, 0.00% to 6.00%, 2/7/17 to 11/30/60).	3,871	3,871
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $2,581 (collateralized by non-U.S. government debt securities, value $2,847, 6.43% to 7.34%, 6/1/13 to 1/5/37).	2,581	2,581
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,290 (collateralized by non-U.S. government debt securities, value $1,358, 5.26% to 5.95%, 5/1/32 to 6/1/46).	1,290	1,290

28	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2007

Security	Principal	Value
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $645 (collateralized by non-U.S. government debt securities, value $679, 6.13% to 6.75%, 4/1/13 to 1/15/16).	$645	$645
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $11,615 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $12,148, 0.00% to 12.00%, 6/1/07 to 7/1/45).	11,613	11,613
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,581 (collateralized by non-U.S. government debt securities, value $2,673, 4.13% to 8.13%, 9/1/09 to 10/1/26).	2,581	2,581
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,581 (collateralized by non-U.S. government debt securities, value $2,719, 4.70% to 6.57%, 12/15/14 to 6/12/47).	2,581	2,581

		40,491

TIME DEPOSITS[c] – 0.01%
Branch Banking & Trust
5.25%, 05/01/07	7,132	7,132
Societe Generale
5.27%, 05/01/07	9,032	9,032
SunTrust Bank
5.25%, 05/01/07	4,516	4,516

		20,680

Security	Principal	Value
VARIABLE & FLOATING RATE NOTES[c] – 0.05%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	$1,936	$1,936
ASIF Global Financing
5.40%, 05/03/07[d]	258	258
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	2,477	2,477
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	1,419	1,419
Commodore CDO Ltd.
5.42%, 12/12/07	555	555
DaimlerChrysler Auto Trust
Series 2006-C Class A1
5.33%, 10/08/07[d]	28	28
Granite Master Issuer PLC
5.29%, 08/20/07[d]	9,032	9,032
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	1,290	1,290
Holmes Financing PLC
5.29%, 07/16/07[d]	4,516	4,516
JP Morgan Securities Inc.
5.40%, 11/16/07	5,161	5,161
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	5,161	5,161
Leafs LLC
5.32%, 01/22/08	2,493	2,493
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	2,839	2,838
Master Funding LLC
5.35%, 05/25/07[d]	2,348	2,348
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	2,839	2,839
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	258	258
Mound Financing PLC
5.29%, 05/08/07[d]	2,426	2,426
National City Bank of Indiana
5.34%, 05/21/07	1,290	1,290
Newcastle Ltd.
5.34%, 01/24/08[d]	1,677	1,677

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2007

Security	Principal	Value
Sedna Finance Inc.
5.32%, 05/25/07[d]	$1,161	$1,161
Strips III LLC
5.37%, 07/24/07[d]	491	491
SunTrust Bank
5.29%, 05/01/07	2,581	2,581
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	2,686	2,685
Wachovia Bank N.A.
5.36%, 05/22/07	6,529	6,529
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	1,936	1,936
White Pine Finance LLC
5.31%, 05/22/07[d]	1,419	1,419
Wind Master Trust
5.31%, 07/25/07[d]	1,032	1,032

		65,836

TOTAL SHORT-TERM INVESTMENTS (Cost: $447,222)		447,222

TOTAL INVESTMENTS IN SECURITIES – 100.12% (Cost: $130,585,320)		146,334,386

Other Assets, Less Liabilities – (0.12)%		(181,083)

NET ASSETS – 100.00%		$146,153,303

NVS - Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

30	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.96%

ADVERTISING – 1.22%
Clear Channel Outdoor Holdings Inc. Class Aa	7,596	$216,866
Donnelley (R.H.) Corp.[a,b]	15,079	1,177,519
Getty Images Inc.[a]	10,119	526,188
Lamar Advertising Co.	15,802	953,493

		2,874,066

AIRLINES – 0.15%
JetBlue Airways Corp.[a]	35,657	353,361

		353,361

APPAREL – 0.73%
Guess? Inc.	13,409	528,315
Polo Ralph Lauren Corp.	13,006	1,197,983

		1,726,298

AUTO MANUFACTURERS – 0.37%
Oshkosh Truck Corp.	15,730	879,936

		879,936

BANKS – 0.21%
East West Bancorp Inc.	12,315	490,876

		490,876

BEVERAGES – 0.25%
Hansen Natural Corp.[a]	15,466	590,801

		590,801

BIOTECHNOLOGY – 2.52%
MedImmune Inc.[a]	51,253	2,905,020
Millennium Pharmaceuticals Inc.[a]	67,816	751,401
Millipore Corp.[a]	11,369	839,373
PDL BioPharma Inc.[a]	24,587	621,068
Vertex Pharmaceuticals Inc.[a]	26,871	826,015

		5,942,877

BUILDING MATERIALS – 1.13%
Florida Rock Industries Inc.	11,871	820,524
Genlyte Group Inc. (The)[a]	5,397	421,020
Martin Marietta Materials Inc.	9,713	1,416,350

		2,657,894

CHEMICALS – 0.71%
Ecolab Inc.	39,032	1,677,986

		1,677,986

Security	Shares	Value
COAL – 1.17%
Arch Coal Inc.	30,688	$1,106,916
CONSOL Energy Inc.	39,314	1,646,077

		2,752,993

COMMERCIAL SERVICES – 4.63%
Alliance Data Systems Corp.[a]	14,223	905,436
Apollo Group Inc. Class Aa	30,355	1,435,791
ChoicePoint Inc.[a]	17,130	650,426
Corporate Executive Board Co. (The)	8,384	533,558
Corrections Corp. of America[a]	13,105	744,364
Iron Mountain Inc.[a]	38,493	1,081,653
ITT Educational Services Inc.[a]	8,878	863,030
Laureate Education Inc.[a]	10,179	601,070
Monster Worldwide Inc.[a]	24,646	1,036,364
Pharmaceutical Product Development Inc.	22,025	794,442
Robert Half International Inc.	35,905	1,195,636
Sotheby’s Holdings Inc. Class A	13,867	715,815
Weight Watchers International Inc.	7,820	375,282

		10,932,867

COMPUTERS – 2.47%
Cognizant Technology Solutions Corp.[a]	30,347	2,713,022
FactSet Research Systems Inc.	9,603	590,681
Henry (Jack) & Associates Inc.	18,076	429,305
SanDisk Corp.[a]	48,334	2,100,112

		5,833,120

DISTRIBUTION & WHOLESALE – 0.99%
Fastenal Co.	30,168	1,240,508
Pool Corp.[b]	10,982	440,708
WESCO International Inc.[a]	10,507	663,727

		2,344,943

DIVERSIFIED FINANCIAL SERVICES – 4.96%
Affiliated Managers Group Inc.[a]	6,477	761,890
BlackRock Inc.	4,203	629,189
CBOT Holdings Inc. Class Aa	7,807	1,472,947
Eaton Vance Corp.	27,043	1,033,583
First Marblehead Corp. (The)[b]	13,107	475,129
Greenhill & Co. Inc.	2,567	162,363

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
IntercontinentalExchange Inc.[a]	12,303	$1,562,481
Investment Technology Group Inc.[a]	9,443	357,323
Nasdaq Stock Market Inc. (The)[a]	20,879	679,820
NYMEX Holdings Inc.[a]	1,492	193,527
NYSE Euronext Inc.[a,b]	41,400	3,491,262
TD Ameritrade Holding Corp.[a]	51,814	883,429

		11,702,943

ELECTRIC – 0.80%
Allegheny Energy Inc.[a]	35,389	1,891,896

		1,891,896

ELECTRICAL COMPONENTS & EQUIPMENT – 0.72%
AMETEK Inc.	22,751	825,406
Molex Inc.	14,431	431,198
Molex Inc. Class A	16,515	442,437

		1,699,041

ELECTRONICS – 5.12%
Amphenol Corp. Class A	37,442	1,314,589
Dolby Laboratories Inc. Class Aa	7,978	282,581
FLIR Systems Inc.[a]	14,087	570,383
Garmin Ltd.[b]	24,759	1,440,726
Jabil Circuit Inc.	39,819	927,783
National Instruments Corp.	11,411	317,910
Thermo Fisher Scientific Inc.[a]	86,765	4,516,986
Thomas & Betts Corp.[a]	12,864	700,831
Trimble Navigation Ltd.[a]	25,096	719,753
Waters Corp.[a]	21,744	1,292,246

		12,083,788

ENERGY - ALTERNATE SOURCES – 0.36%
Covanta Holding Corp.[a]	23,031	565,181
SunPower Corp. Class Aa,b	4,716	286,167

		851,348

ENGINEERING & CONSTRUCTION – 0.54%
Jacobs Engineering Group Inc.[a]	25,218	1,271,744

		1,271,744

ENTERTAINMENT – 0.53%
Penn National Gaming Inc.[a]	15,662	757,101
Scientific Games Corp. Class Aa	14,660	488,031

		1,245,132

Security	Shares	Value
ENVIRONMENTAL CONTROL – 0.35%
Stericycle Inc.[a]	9,468	$825,042

		825,042

FOOD – 0.61%
Whole Foods Market Inc.	30,627	1,433,037

		1,433,037

HEALTH CARE - PRODUCTS – 6.81%
Advanced Medical Optics Inc.[a]	12,761	515,927
Bard (C.R.) Inc.	22,426	1,864,273
Biomet Inc.	48,880	2,111,616
Cooper Companies Inc.	9,574	489,231
Cytyc Corp.[a]	24,138	850,382
Dade Behring Holdings Inc.	18,508	908,928
Edwards Lifesciences Corp.[a]	12,541	614,509
Gen-Probe Inc.[a]	11,189	571,870
Henry Schein Inc.[a]	18,922	986,404
Hologic Inc.[a]	11,315	651,178
IDEXX Laboratories Inc.[a]	6,691	603,327
Intuitive Surgical Inc.[a]	7,922	1,027,167
Kinetic Concepts Inc.[a]	11,132	556,600
Mentor Corp.	9,122	354,937
Patterson Companies Inc.[a]	27,707	999,114
ResMed Inc.[a]	16,371	691,838
Respironics Inc.[a]	15,671	638,750
TECHNE Corp.[a]	8,023	473,116
Varian Medical Systems Inc.[a]	27,609	1,165,376

		16,074,543

HEALTH CARE - SERVICES – 2.53%
Brookdale Senior Living Inc.	11,020	500,418
Covance Inc.[a]	13,678	827,519
DaVita Inc.[a]	22,129	1,208,465
Humana Inc.[a]	35,584	2,250,332
Pediatrix Medical Group Inc.[a]	10,396	593,092
Wellcare Health Plans Inc.[a]	7,435	599,187

		5,979,013

HOME FURNISHINGS – 0.72%
Harman International Industries Inc.	13,969	1,702,681

		1,702,681

32	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
INSURANCE – 0.27%
Brown & Brown Inc.	24,335	$626,626

		626,626

INTERNET – 3.09%
Akamai Technologies Inc.[a]	34,281	1,511,106
CheckFree Corp.[a]	15,664	527,250
Digital River Inc.[a]	8,643	505,875
Emdeon Corp.[a]	34,316	553,860
F5 Networks Inc.[a]	8,863	680,501
McAfee Inc.[a]	34,141	1,109,241
NutriSystem Inc.[a,b]	7,224	447,888
TIBCO Software Inc.[a]	44,845	408,986
VeriSign Inc.[a]	52,519	1,436,395
WebMD Health Corp. Class Aa	1,875	97,500

		7,278,602

IRON & STEEL – 0.94%
Allegheny Technologies Inc.	20,231	2,216,913

		2,216,913

LODGING – 3.15%
Boyd Gaming Corp.	12,223	556,146
Choice Hotels International Inc.	7,809	293,931
Hilton Hotels Corp.	77,364	2,630,376
Station Casinos Inc.	9,096	791,352
Wyndham Worldwide Corp.[a]	42,851	1,482,645
Wynn Resorts Ltd.	16,421	1,678,390

		7,432,840

MACHINERY – 1.38%
Graco Inc.	14,449	570,735
Joy Global Inc.	23,455	1,187,527
Manitowoc Co. Inc. (The)	13,211	901,387
Zebra Technologies Corp. Class Aa	15,112	601,306

		3,260,955

MANUFACTURING – 0.44%
Roper Industries Inc.	18,618	1,043,725

		1,043,725

MEDIA – 1.51%
Discovery Holding Co. Class Aa	57,433	1,249,168
Scripps (E.W.) Co. Class A	17,425	754,502
Sirius Satellite Radio Inc.[a,b]	270,521	800,742

Security	Shares	Value
XM Satellite Radio Holdings Inc. Class Aa	65,593	$767,438

		3,571,850

METAL FABRICATE & HARDWARE – 1.29%
Precision Castparts Corp.	29,341	3,054,692

		3,054,692

MINING – 0.42%
Titanium Metals Corp.[a]	28,852	996,260

		996,260

OFFICE FURNISHINGS – 0.20%
Herman Miller Inc.	13,871	477,301

		477,301

OIL & GAS – 6.32%
CNX Gas Corp.[a]	6,074	170,436
Denbury Resources Inc.[a]	25,536	844,986
Diamond Offshore Drilling Inc.	14,039	1,201,738
ENSCO International Inc.	32,518	1,833,365
Noble Corp.	29,042	2,445,627
Plains Exploration & Production Co.[a]	15,541	730,272
Pride International Inc.[a]	35,094	1,151,434
Quicksilver Resources Inc.[a]	11,787	493,404
Range Resources Corp.	29,573	1,080,893
Rowan Companies Inc.	23,466	859,794
Southwestern Energy Co.[a]	35,782	1,502,844
TODCO[a]	12,412	564,250
Ultra Petroleum Corp.[a]	32,536	1,845,442
W&T Offshore Inc.	5,898	179,004

		14,903,489

OIL & GAS SERVICES – 5.52%
BJ Services Co.	62,773	1,799,074
Cameron International Corp.[a]	23,901	1,543,288
FMC Technologies Inc.[a]	14,584	1,033,714
Grant Prideco Inc.[a]	27,429	1,413,691
Helix Energy Solutions Group Inc.[a]	18,312	700,617
National Oilwell Varco Inc.[a]	37,528	3,184,251
SEACOR Holdings Inc.[a]	4,595	437,812
Smith International Inc.	42,808	2,244,852
Superior Energy Services Inc.[a]	18,230	662,296

		13,019,595

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
PHARMACEUTICALS – 4.06%
Abraxis BioScience Inc.[a]	5,318	$146,298
Amylin Pharmaceuticals Inc.[a,b]	25,485	1,053,295
Barr Pharmaceuticals Inc.[a]	22,758	1,100,577
Cephalon Inc.[a]	14,083	1,121,148
Endo Pharmaceuticals Holdings Inc.[a]	28,577	884,172
Express Scripts Inc.[a]	24,509	2,341,835
ImClone Systems Inc.[a]	12,860	538,705
OSI Pharmaceuticals Inc.[a]	12,291	426,498
Sepracor Inc.[a]	23,307	1,251,120
VCA Antech Inc.[a]	17,874	704,772

		9,568,420

REAL ESTATE – 1.72%
CB Richard Ellis Group Inc. Class Aa	42,960	1,454,196
Forest City Enterprises Inc. Class A	12,760	852,496
Jones Lang LaSalle Inc.	7,805	838,959
St. Joe Co. (The)[b]	15,997	905,910

		4,051,561

REAL ESTATE INVESTMENT TRUSTS – 0.31%
CapitalSource Inc.	27,927	719,679

		719,679

RETAIL – 5.22%
Abercrombie & Fitch Co. Class A	18,667	1,524,347
American Eagle Outfitters Inc.	41,192	1,213,928
AnnTaylor Stores Corp.[a]	15,429	593,708
Bebe Stores Inc.	5,137	89,897
CarMax Inc.[a]	45,635	1,137,224
Cheesecake Factory Inc. (The)[a]	16,115	444,774
Chico’s FAS Inc.[a]	37,467	987,630
Coldwater Creek Inc.[a]	12,772	264,380
Copart Inc.[a]	14,397	417,225
GameStop Corp. Class Aa	28,502	945,411
MSC Industrial Direct Co. Inc. Class A	10,149	494,662
O’Reilly Automotive Inc.[a]	24,382	867,999
Panera Bread Co. Class Aa	6,491	361,484
PetSmart Inc.	29,097	965,729
Sonic Corp.[a]	14,705	329,980
Under Armour Inc. Class Aa	6,638	335,219
Urban Outfitters Inc.[a]	25,230	649,925

Security	Shares	Value
Williams-Sonoma Inc.	19,432	$684,395

		12,307,917

SAVINGS & LOANS – 0.62%
Hudson City Bancorp Inc.	110,627	1,473,552

		1,473,552

SEMICONDUCTORS – 8.76%
Altera Corp.[a]	76,365	1,721,267
Cypress Semiconductor Corp.[a]	30,908	705,321
Integrated Device Technology Inc.[a]	42,201	632,171
Intersil Corp. Class A	29,623	882,469
KLA-Tencor Corp.	42,707	2,372,374
Lam Research Corp.[a]	30,458	1,638,031
Linear Technology Corp.	64,002	2,394,955
Marvell Technology Group Ltd.[a]	98,643	1,591,112
Maxim Integrated Products Inc.	68,658	2,177,832
MEMC Electronic Materials Inc.[a]	36,507	2,003,504
Microchip Technology Inc.	45,637	1,840,997
QLogic Corp.[a]	33,870	605,596
Xilinx Inc.	71,059	2,094,819

		20,660,448

SOFTWARE – 6.65%
Activision Inc.[a]	60,075	1,201,500
Autodesk Inc.[a]	49,501	2,042,906
BEA Systems Inc.[a]	83,511	984,595
Cerner Corp.[a]	13,252	705,536
Citrix Systems Inc.[a]	39,027	1,272,280
Dun & Bradstreet Corp.	13,161	1,188,438
Global Payments Inc.	17,097	649,344
IMS Health Inc.	42,791	1,255,060
MasterCard Inc. Class A	13,987	1,562,068
MoneyGram International Inc.	18,315	520,695
NAVTEQ Corp.[a,b]	19,878	702,886
Nuance Communications Inc.[a]	30,767	474,119
Red Hat Inc.[a]	40,889	864,393
Salesforce.com Inc.[a]	19,388	814,296
SEI Investments Co.	15,413	940,655
VeriFone Holdings Inc.[a]	14,209	501,436

		15,680,207

TELECOMMUNICATIONS – 5.59%
Amdocs Ltd.[a]	40,538	1,489,772
Crown Castle International Corp.[a]	46,708	1,603,953

34	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Harris Corp.	28,614	$1,469,329
JDS Uniphase Corp.[a]	45,339	747,187
Juniper Networks Inc.[a]	120,785	2,700,753
Leap Wireless International Inc.[a]	10,536	804,213
NeuStar Inc. Class Aa	15,868	456,364
NII Holdings Inc. Class Ba	31,260	2,399,205
Polycom Inc.[a]	19,060	634,698
Time WarnerTelecom Inc. Class Aa	30,494	625,127
United States Cellular Corp.[a]	3,389	245,703

		13,176,304

TRANSPORTATION – 1.90%
C.H. Robinson Worldwide Inc.	37,193	1,988,338
Expeditors International Washington Inc.	45,634	1,907,501
Landstar System Inc.	12,222	590,445

		4,486,284

TOTAL COMMON STOCKS (Cost: $207,412,088)		235,825,446

SHORT-TERM INVESTMENTS – 4.48%

CERTIFICATES OF DEPOSIT[c] – 0.14%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$122,654	122,654
Deutsche Bank AG
5.35%, 08/08/07	219,025	219,025

		341,679

COMMERCIAL PAPER[c] – 0.93%
BNP Paribas Finance Inc.
5.12%, 06/06/07	30,664	30,507
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	285,103	284,753
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	241,981	240,737
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	153,318	152,026

Security	Principal	Value
Grampian Funding LLC
5.14%, 06/06/07[d]	$131,415	$130,740
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	87,610	87,162
Irish Permanent Treasury PLC
5.18%, 07/10/07	43,805	43,364
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	97,449	97,320
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	110,694	109,783
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	197,645	197,526
Nestle Capital Corp.
5.19%, 08/09/07[d]	52,566	51,808
Park Sienna LLC
5.30%, 05/18/07[d]	52,566	52,435
Simba Funding Corp.
5.20%, 07/23/07[d]	87,610	86,560
Societe Generale
5.18%, 05/16/07[d]	219,025	218,553
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	43,805	43,721
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	45,990	45,882
Tulip Funding Corp.
5.29%, 05/08/07[d]	183,981	183,792
Westpac Banking Corp.
5.20%, 07/12/07[d]	78,849	78,029
Zela Finance Inc.
5.20%, 07/16/07[d]	52,566	51,989

		2,186,687

MEDIUM-TERM NOTES[c] – 0.09%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	65,708	65,708
K2 USA LLC
5.39%, 06/04/07[d]	65,708	65,708
Sigma Finance Inc.
5.51%, 06/18/07[d]	71,840	71,840

		203,256

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MONEY MARKET FUNDS – 1.49%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	103,192	$103,192
BGI Cash Premier Fund LLC 5.31%[c,e,f]	3,424,796	3,424,796

		3,527,988

REPURCHASE AGREEMENTS[c] – 0.58%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $82,366 (collateralized by non-U.S. government debt securities, value $85,051, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$82,354	82,354
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $175,246 (collateralized by non-U.S. government debt securities, value $184,464, 2.48% to 6.13%, 1/15/08 to 7/27/26).	175,220	175,220
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $131,434 (collateralized by non-U.S. government debt securities, value $144,919, 0.45% to 8.35%, 10/17/18 to 11/25/52).	131,415	131,415
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $131,435 (collateralized by U.S. government obligations, value $134,392, 4.50% to 8.75%, 5/1/08 to 4/1/37).	131,415	131,415

Security	Principal	Value
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $131,435 (collateralized by non-U.S. government debt securities, value $139,768, 0.00% to 6.00%, 2/7/17 to 11/30/60).	$131,415	$131,415
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $87,623 (collateralized by non-U.S. government debt securities, value $96,657, 6.43% to 7.34%, 6/1/13 to 1/5/37).	87,610	87,610
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $43,812 (collateralized by non-U.S. government debt securities, value $46,121, 5.26% to 5.95%, 5/1/32 to 6/1/46).	43,805	43,805
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $21,906 (collateralized by non-U.S. government debt securities, value $23,063, 6.13% to 6.75%, 4/1/13 to 1/15/16).	21,903	21,903
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $394,306 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $412,405, 0.00% to 12.00%, 6/1/07 to 7/1/45).	394,246	394,246

36	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2007

Security	Principal	Value
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $87,623 (collateralized by non-U.S. government debt securities, value $90,751, 4.13% to 8.13%, 9/1/09 to 10/1/26).	$87,610	$87,610
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $87,623 (collateralized by non-U.S. government debt securities, value $92,311, 4.70% to 6.57%, 12/15/14 to 6/12/47).	87,610	87,610

		1,374,603

TIME DEPOSITS[c] – 0.30%
Branch Banking & Trust
5.25%, 05/01/07	242,114	242,114
Societe Generale
5.27%, 05/01/07	306,635	306,635
SunTrust Bank
5.25%, 05/01/07	153,318	153,318

		702,067

VARIABLE & FLOATING RATE NOTES[c] – 0.95%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	65,708	65,708
ASIF Global Financing
5.40%, 05/03/07[d]	8,761	8,761
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	84,106	84,100
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	48,186	48,186
Commodore CDO Ltd.
5.42%, 12/12/07	18,832	18,832
DaimlerChrysler Auto Trust
Series 2006-C Class A1
5.33%, 10/08/07[d]	939	939
Granite Master Issuer PLC
5.29%, 08/20/07[d]	306,635	306,635

Security	Principal	Value
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	$43,805	$43,803
Holmes Financing PLC
5.29%, 07/16/07[d]	153,318	153,318
JP Morgan Securities Inc.
5.40%, 11/16/07	175,220	175,220
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	175,220	175,220
Leafs LLC
5.32%, 01/22/08	84,647	84,647
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	96,371	96,370
Master Funding LLC
5.35%, 05/25/07[d]	79,702	79,702
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	96,371	96,371
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	8,761	8,761
Mound Financing PLC
5.29%, 05/08/07[d]	82,354	82,354
National City Bank of Indiana
5.34%, 05/21/07	43,805	43,805
Newcastle Ltd.
5.34%, 01/24/08[d]	56,947	56,938
Sedna Finance Inc.
5.32%, 05/25/07[d]	39,425	39,424
Strips III LLC
5.37%, 07/24/07[d]	16,662	16,662
SunTrust Bank
5.29%, 05/01/07	87,610	87,610
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	91,170	91,170
Wachovia Bank N.A.
5.36%, 05/22/07	221,654	221,654
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	65,708	65,717
White Pine Finance LLC
5.31%, 05/22/07[d]	48,186	48,185

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2007

Security	Principal	Value
Wind MasterTrust
5.31%, 07/25/07[d]	$35,044	$35,044

		2,235,136

TOTAL SHORT-TERM INVESTMENTS (Cost: $10,571,416)		10,571,416

TOTAL INVESTMENTS IN SECURITIES – 104.44% (Cost: $217,983,504)		246,396,862

Other Assets, Less Liabilities – (4.44)%		(10,479,820)

NET ASSETS – 100.00%		$235,917,042

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

38	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.90%

AGRICULTURE – 2.44%
Bunge Ltd.	19,655	$1,489,063
Loews Corp. - Carolina Group	17,785	1,361,086
UST Inc.	26,646	1,510,295

		4,360,444

AIRLINES – 1.38%
AMR Corp.[a]	36,760	959,068
Continental Airlines Inc. Class Ba	15,694	573,773
UAL Corp.[a]	16,168	540,011
US Airways Group Inc.[a]	10,575	390,640

		2,463,492

APPAREL – 1.48%
Jones Apparel Group Inc.	18,182	607,097
Liz Claiborne Inc.	16,894	755,500
VF Corp.	14,573	1,279,655

		2,642,252

AUTO PARTS & EQUIPMENT – 1.03%
BorgWarner Inc.	9,407	732,899
Goodyear Tire & Rubber Co. (The)[a]	25,832	859,172
TRW Automotive Holdings Corp.[a]	6,911	256,122

		1,848,193

BANKS – 7.74%
Associated Bancorp	20,115	651,324
BancorpSouth Inc.	12,289	301,941
Bank of Hawaii Corp.	8,210	434,309
City National Corp.	6,427	470,585
Colonial BancGroup Inc. (The)	25,414	611,461
Comerica Inc.	26,156	1,619,318
Commerce Bancshares Inc.	11,581	548,245
Compass Bancshares Inc.	21,280	1,450,870
First Horizon National Corp.	20,318	796,669
Fulton Financial Corp.	28,642	421,610
Huntington Bancshares Inc.	37,145	823,876
Popular Inc.	42,085	707,449
Sky Financial Group Inc.	19,267	525,026
South Financial Group Inc. (The)	12,337	279,186
TCF Financial Corp.	20,421	553,001
UnionBanCal Corp.	8,944	549,877
Valley National Bancorp	19,042	483,096

Security	Shares	Value
Webster Financial Corp.	9,174	$407,784
Whitney Holding Corp.	10,860	334,162
Wilmington Trust Corp.	11,268	455,903
Zions Bancorporation	17,437	1,426,347

		13,852,039

BEVERAGES – 1.74%
Coca-Cola Enterprises Inc.	45,585	1,000,135
Molson Coors Brewing Co. Class B	12,045	1,135,603
Pepsi Bottling Group Inc.	21,750	713,618
PepsiAmericas Inc.	10,693	258,129

		3,107,485

CHEMICALS – 3.64%
Ashland Inc.	9,169	549,682
Celanese Corp. Class A	22,826	757,138
Chemtura Corp.	39,286	433,325
Eastman Chemical Co.	13,417	908,331
FMC Corp.	5,966	458,964
International Flavors & Fragrances Inc.	13,601	661,961
Lubrizol Corp.	11,254	674,565
Lyondell Chemical Co.	36,855	1,146,928
RPM International Inc.	19,320	410,936
Valspar Corp. (The)	15,598	421,770
Westlake Chemical Corp.	3,193	93,204

		6,516,804

COMMERCIAL SERVICES – 2.09%
Avis Budget Group Inc.[a]	16,523	464,792
Block (H & R) Inc.	49,167	1,111,666
Donnelley (R.R.) & Sons Co.	35,479	1,426,256
ServiceMaster Co. (The)	47,271	727,501

		3,730,215

COMPUTERS – 1.61%
Computer Sciences Corp.[a]	28,273	1,570,282
Lexmark International Inc. Class Aa	16,116	878,322
Unisys Corp.[a]	56,038	439,338

		2,887,942

DISTRIBUTION & WHOLESALE – 1.03%
Genuine Parts Co.	28,053	1,386,099
Ingram Micro Inc. Class Aa	23,499	461,050

		1,847,149

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 2.08%
AmeriCredit Corp.[a]	19,300	$486,939
CIT Group Inc.	32,897	1,962,306
Edwards (A.G.) Inc.	12,494	905,190
IndyMac Bancorp Inc.[b]	12,004	363,001

		3,717,436

ELECTRIC – 12.34%
Alliant Energy Corp.	19,124	837,631
Ameren Corp.	33,635	1,768,192
CenterPoint Energy Inc.	45,256	852,170
CMS Energy Corp.	36,410	674,313
Constellation Energy Group Inc.	29,396	2,619,772
DPL Inc.	18,641	584,395
DTE Energy Co.	29,276	1,481,073
Dynegy Inc. Class Aa	66,139	622,368
Energy East Corp.	24,302	588,594
Great Plains Energy Inc.	13,150	429,216
Hawaiian Electric Industries Inc.	13,286	349,688
Integrys Energy Group Inc.	12,310	690,591
MDU Resources Group Inc.	27,401	830,250
Northeast Utilities	25,270	812,936
NSTAR	17,589	631,445
OGE Energy Corp.	14,912	573,217
Pepco Holdings Inc.	31,024	915,828
Pinnacle West Capital Corp.	16,346	789,348
Puget Energy Inc.	18,963	489,625
Reliant Energy Inc.[a]	55,850	1,243,780
SCANA Corp.	17,357	755,550
TECO Energy Inc.	34,362	616,798
Westar Energy Inc.	14,597	397,330
Wisconsin Energy Corp.	19,276	940,476
Xcel Energy Inc.	66,008	1,590,133

		22,084,719

ELECTRONICS – 0.89%
Arrow Electronics Inc.[a]	19,966	789,056
Sanmina-SCI Corp.[a]	86,928	299,902
Solectron Corp.[a]	149,158	499,679

		1,588,637

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 0.52%
KBR Inc.[a]	26,924	$556,250
URS Corp.[a]	8,589	375,339

		931,589

FOOD – 3.20%
Corn Products International Inc.	12,227	486,879
Dean Foods Co.	22,184	808,163
Del Monte Foods Co.	32,925	381,930
Hormel Foods Corp.	12,267	467,250
Smithfield Foods Inc.[a]	18,184	555,885
Smucker (J.M.) Co. (The)	9,426	526,159
SUPERVALU Inc.	33,895	1,555,781
Tyson Foods Inc. Class A	45,158	946,512

		5,728,559

FOREST PRODUCTS & PAPER – 2.57%
Louisiana-Pacific Corp.[b]	17,111	337,258
MeadWestvaco Corp.	29,704	990,925
Plum Creek Timber Co. Inc.	29,263	1,161,741
Rayonier Inc.	12,834	556,611
Smurfit-Stone Container Corp.[a]	41,921	505,148
Temple-Inland Inc.	17,608	1,043,098

		4,594,781

GAS – 3.15%
AGL Resources Inc.	12,862	560,011
Atmos Energy Corp.	14,685	465,808
Energen Corp.	10,739	601,921
KeySpan Corp.	28,706	1,188,715
NiSource Inc.	44,581	1,096,247
Piedmont Natural Gas Co.	11,694	308,605
Southern Union Co.	18,536	564,607
UGI Corp.	17,333	491,564
Vectren Corp.	12,564	365,235

		5,642,713

HAND & MACHINE TOOLS – 1.00%
Black & Decker Corp.	11,195	1,015,610
Stanley Works (The)	13,375	779,495

		1,795,105

HEALTH CARE - PRODUCTS – 0.33%
Hillenbrand Industries Inc.	9,616	588,018

		588,018

40	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
HEALTH CARE - SERVICES – 0.43%
Triad Hospitals Inc.[a]	14,536	$772,443

		772,443

HOME BUILDERS – 1.75%
Horton (D.R.) Inc.	44,972	997,479
KB Home	12,696	560,021
Lennar Corp. Class A	20,886	892,041
Lennar Corp. Class B	1,832	73,298
M.D.C. Holdings Inc.	5,727	293,566
Ryland Group Inc.	6,967	308,638

		3,125,043

HOME FURNISHINGS – 0.76%
Whirlpool Corp.	12,836	1,361,001

		1,361,001

HOUSEHOLD PRODUCTS & WARES – 0.56%
Avery Dennison Corp.	16,071	999,616

		999,616

HOUSEWARES – 0.78%
Newell Rubbermaid Inc.	45,314	1,389,780

		1,389,780

INSURANCE – 13.80%
Ambac Financial Group Inc.	17,319	1,589,884
American Financial Group Inc.	11,444	403,630
Arch Capital Group Ltd.[a]	6,784	494,011
Aspen Insurance Holdings Ltd.	12,516	331,799
Assurant Inc.	17,092	983,303
Axis Capital Holdings Ltd.	22,584	837,866
Berkley (W.R.) Corp.	29,409	955,498
Cincinnati Financial Corp.	25,116	1,136,248
CNA Financial Corp.[a]	4,803	224,156
Commerce Group Inc.	10,078	328,644
Conseco Inc.[a,b]	25,214	446,036
Endurance Specialty Holdings Ltd.	9,766	365,444
Erie Indemnity Co. Class A	8,509	447,148
Everest Re Group Ltd.	10,689	1,075,741
Fidelity National Financial Inc.	36,147	921,387
First American Corp.	14,043	723,215
Hanover Insurance Group Inc. (The)	8,411	386,570
MBIA Inc.	22,065	1,534,841
Mercury General Corp.	4,366	236,419

Security	Shares	Value
MGIC Investment Corp.	13,677	$842,640
Nationwide Financial Services Inc.	8,959	511,828
Odyssey Re Holdings Corp.	4,606	192,991
Old Republic International Corp.	35,338	751,639
PartnerRe Ltd.	9,348	673,243
PMI Group Inc. (The)	14,236	690,019
Protective Life Corp.	10,605	497,375
Radian Group Inc.	13,080	760,079
Reinsurance Group of America Inc.	4,792	298,590
RenaissanceRe Holdings Ltd.	10,320	558,828
SAFECO Corp.	17,376	1,159,674
StanCorp Financial Group Inc.	8,843	420,927
Torchmark Corp.	16,290	1,112,607
Transatlantic Holdings Inc.	4,360	302,976
Unitrin Inc.	7,123	335,849
Unum Group	56,389	1,402,958
White Mountains Insurance Group Ltd.	1,306	748,338

		24,682,401

IRON & STEEL – 1.45%
Reliance Steel & Aluminum Co.	10,203	606,058
United States Steel Corp.	19,510	1,981,045

		2,587,103

LEISURE TIME – 0.79%
Brunswick Corp.	15,321	501,916
Royal Caribbean Cruises Ltd.	22,001	914,582

		1,416,498

MANUFACTURING – 3.10%
Crane Co.	8,608	365,926
Eastman Kodak Co.[b]	47,207	1,175,926
Eaton Corp.	24,735	2,206,609
Leggett & Platt Inc.	29,513	694,146
SPX Corp.	9,543	676,408
Teleflex Inc.	5,821	418,122

		5,537,137

MEDIA – 1.35%
Idearc Inc.	23,862	829,205
McClatchy Co. (The) Class A	9,212	266,227
New York Times Co. Class Ab	23,601	552,263
Tribune Co.	23,413	767,946

		2,415,641

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
METAL FABRICATE & HARDWARE – 0.62%
Commercial Metals Co.	19,392	$650,214
Timken Co. (The)	13,963	460,500

		1,110,714

OFFICE & BUSINESS EQUIPMENT – 0.98%
Pitney Bowes Inc.	36,551	1,754,448

		1,754,448

OIL & GAS – 3.95%
Cabot Oil & Gas Corp.	16,033	583,922
Cimarex Energy Co.	13,634	537,180
Forest Oil Corp.[a]	8,986	316,667
Frontier Oil Corp.	18,203	643,112
Noble Energy Inc.	28,620	1,683,142
Pogo Producing Co.	8,711	420,393
Sunoco Inc.	20,270	1,530,993
Tesoro Corp.	11,078	1,342,654

		7,058,063

PACKAGING & CONTAINERS – 2.14%
Ball Corp.	17,119	867,762
Bemis Co. Inc.	17,374	577,164
Crown Holdings Inc.[a]	26,871	649,472
Owens-Illinois Inc.[a]	23,515	707,566
Packaging Corp. of America	13,570	335,993
Sonoco Products Co.	16,333	696,439

		3,834,396

PHARMACEUTICALS – 0.45%
King Pharmaceuticals Inc.[a]	39,707	812,008

		812,008

PIPELINES – 1.74%
El Paso Corp.	116,148	1,742,220
National Fuel Gas Co.	11,646	547,478
ONEOK Inc.	16,950	820,550

		3,110,248

REAL ESTATE INVESTMENT TRUSTS – 4.49%
Annaly Capital Management Inc.	41,842	665,706
Apartment Investment & Management Co. Class A	16,106	890,662
Brandywine Realty Trust	14,927	490,800
Colonial Properties Trust	7,437	368,950
Health Care Property Investors Inc.	33,932	1,200,853

Security	Shares	Value
Health Care REIT Inc.	12,213	$552,516
HRPT Properties Trust	34,279	419,575
iStar Financial Inc.	20,923	1,002,630
Liberty Property Trust	14,997	725,705
Mack-Cali Realty Corp.	11,091	543,126
Thornburg Mortgage Inc.	19,075	530,285
Weingarten Realty Investors	13,275	635,342

		8,026,150

RETAIL – 2.94%
AutoNation Inc.[a]	25,246	516,028
Dillard’s Inc. Class A	10,791	373,692
Dollar General Corp.	51,312	1,095,511
Family Dollar Stores Inc.	23,559	750,119
Foot Locker Inc.	25,812	614,067
OfficeMax Inc.	12,298	605,308
RadioShack Corp.	22,141	643,639
Rite Aid Corp.[a]	86,581	531,607
United Auto Group Inc.	6,822	138,350

		5,268,321

SAVINGS & LOANS – 1.57%
Astoria Financial Corp.	14,883	395,292
New York Community Bancorp Inc.	44,088	769,776
Sovereign Bancorp Inc.	53,747	1,304,440
Washington Federal Inc.	14,322	339,575

		2,809,083

SEMICONDUCTORS – 0.22%
Atmel Corp.[a]	74,125	394,345

		394,345

TELECOMMUNICATIONS – 2.93%
CenturyTel Inc.	17,901	824,341
Citizens Communications Co.	52,847	822,828
Embarq Corp.	24,426	1,466,537
Level 3 Communications Inc.[a]	177,220	985,343
Windstream Corp.	77,658	1,135,360

		5,234,409

TEXTILES – 0.45%
Mohawk Industries Inc.[a]	8,987	810,268

		810,268

42	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
TOYS, GAMES & HOBBIES – 0.98%
Mattel Inc.	62,242	$1,761,449

		1,761,449

TRANSPORTATION – 1.41%
Alexander & Baldwin Inc.	7,130	381,099
Con-way Inc.	7,838	428,190
Laidlaw International Inc.	13,172	451,141
Overseas Shipholding Group Inc.	4,956	350,885
Ryder System Inc.	10,019	527,400
YRC Worldwide Inc.[a]	9,464	376,573

		2,515,288

TOTAL COMMON STOCKS (Cost: $159,446,903)		178,713,425

SHORT-TERM INVESTMENTS – 1.12%

CERTIFICATES OF DEPOSIT[c] – 0.02%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$14,182	14,182
Deutsche Bank AG
5.35%, 08/08/07	25,326	25,326

		39,508

COMMERCIAL PAPER[c] – 0.14%
BNP Paribas Finance Inc.
5.12%, 06/06/07	3,546	3,528
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	32,967	32,926
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	27,980	27,837
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	17,728	17,579
Grampian Funding LLC
5.14%, 06/06/07[d]	15,196	15,118
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	10,130	10,079

Security	Principal	Value
Irish Permanent Treasury PLC
5.18%, 07/10/07	$5,065	$5,014
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	11,268	11,253
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	12,800	12,694
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	22,854	22,840
Nestle Capital Corp.
5.19%, 08/09/07[d]	6,078	5,991
Park Sienna LLC
5.30%, 05/18/07[d]	6,078	6,063
Simba Funding Corp.
5.20%, 07/23/07[d]	10,130	10,009
Societe Generale
5.18%, 05/16/07[d]	25,326	25,271
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	5,065	5,056
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	5,318	5,305
Tulip Funding Corp.
5.29%, 05/08/07[d]	21,274	21,252
Westpac Banking Corp.
5.20%, 07/12/07[d]	9,117	9,023
Zela Finance Inc.
5.20%, 07/16/07[d]	6,078	6,012

		252,850

MEDIUM-TERM NOTES[c] – 0.01%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	7,598	7,598
K2 USA LLC
5.39%, 06/04/07[d]	7,598	7,598
Sigma Finance Inc.
5.51%, 06/18/07[d]	8,307	8,307

		23,503

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MONEY MARKET FUNDS – 0.67%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	118,805	$118,805
BGI Cash Premier Fund LLC 5.31%[c,e,f]	1,073,297	1,073,297

		1,192,102

REPURCHASE AGREEMENTS[c] – 0.09%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $9,524 (collateralized by non-U.S. government debt securities, value $9,834, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$9,523	9,523
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $20,264 (collateralized by non-U.S. government debt securities, value $21,330, 2.48% to 6.13%, 1/15/08 to 7/27/26).	20,261	20,261
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $15,198 (collateralized by non-U.S. government debt securities, value $16,757, 0.45% to 8.35%, 10/17/18 to 11/25/52).	15,196	15,196
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $15,198 (collateralized by U.S. government obligations, value $15,540, 4.50% to 8.75%, 5/1/08 to 4/1/37).	15,196	15,196

Security	Principal	Value
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $15,198 (collateralized by non-U.S. government debt securities, value $16,162, 0.00% to 6.00%, 2/7/17 to 11/30/60).	$15,196	$15,196
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $10,132 (collateralized by non-U.S. government debt securities, value $11,177, 6.43% to 7.34%, 6/1/13 to 1/5/37).	10,130	10,130
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $5,066 (collateralized by non-U.S. government debt securities, value $5,333, 5.26% to 5.95%, 5/1/32 to 6/1/46).	5,065	5,065
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $2,533 (collateralized by non-U.S. government debt securities, value $2,667, 6.13% to 6.75%, 4/1/13 to 1/15/16).	2,533	2,533
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $45,594 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $47,687, 0.00% to 12.00%, 6/1/07 to 7/1/45).	45,587	45,587

44	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2007

Security	Principal	Value
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $10,132 (collateralized by non-U.S. government debt securities, value $10,494, 4.13% to 8.13%, 9/1/09 to 10/1/26).	$10,130	$10,130
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $10,132 (collateralized by non-U.S. government debt securities, value $10,674, 4.70% to 6.57%, 12/15/14 to 6/12/47).	10,130	10,130

		158,947

TIME DEPOSITS[c] – 0.05%
Branch Banking & Trust
5.25%, 05/01/07	27,996	27,996
Societe Generale
5.27%, 05/01/07	35,456	35,456
SunTrust Bank
5.25%, 05/01/07	17,728	17,728

		81,180

VARIABLE & FLOATING RATE NOTES[c] – 0.14%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	7,598	7,598
ASIF Global Financing
5.40%, 05/03/07[d]	1,013	1,013
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	9,725	9,725
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	5,572	5,572
Commodore CDO Ltd.
5.42%, 12/12/07	2,178	2,178
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	109	109

Security	Principal	Value
Granite Master Issuer PLC
5.29%, 08/20/07[d]	$35,456	$35,449
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	5,065	5,065
Holmes Financing PLC
5.29%, 07/16/07[d]	17,728	17,728
JP Morgan Securities Inc.
5.40%, 11/16/07	20,261	20,261
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	20,261	20,261
Leafs LLC
5.32%, 01/22/08	9,788	9,788
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	11,143	11,144
Master Funding LLC
5.35%, 05/25/07[d]	9,216	9,216
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	11,143	11,143
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	1,013	1,013
Mound Financing PLC
5.29%, 05/08/07[d]	9,523	9,523
National City Bank of Indiana
5.34%, 05/21/07	5,065	5,065
Newcastle Ltd.
5.34%, 01/24/08[d]	6,585	6,584
Sedna Finance Inc.
5.32%, 05/25/07[d]	4,559	4,559
Strips III LLC
5.37%, 07/24/07[d]	1,927	1,927
SunTrust Bank
5.29%, 05/01/07	10,130	10,130
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	10,542	10,542
Wachovia Bank N.A.
5.36%, 05/22/07	25,630	25,630
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	7,598	7,599

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2007

Security	Principal	Value
White Pine Finance LLC
5.31%, 05/22/07[d]	$5,572	$5,572
Wind Master Trust
5.31%, 07/25/07[d]	4,052	4,052

		258,446

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,006,536)		2,006,536

TOTAL INVESTMENTS IN SECURITIES – 101.02% (Cost: $161,453,439)		180,719,961

Other Assets, Less Liabilities – (1.02)%		(1,817,860)

NET ASSETS – 100.00%		$178,902,101

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

46	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.98%

AEROSPACE & DEFENSE – 3.77%
AAR Corp.[a]	15,177	$463,506
Armor Holdings Inc.[a]	13,821	988,201
Curtiss-Wright Corp.	18,282	787,771
DRS Technologies Inc.	16,633	836,806
Esterline Technologies Corp.[a]	10,670	445,259
GenCorp Inc.[a]	19,261	256,557
K&F Industries Holdings Inc.[a]	7,545	200,848
Moog Inc. Class Aa	15,966	678,874
Sequa Corp. Class Aa	2,402	281,514
Teledyne Technologies Inc.[a]	13,610	600,337
Triumph Group Inc.	6,853	416,731

		5,956,404

AGRICULTURE – 0.55%
Delta & Pine Land Co.	15,334	632,374
Vector Group Ltd.[b]	12,510	228,307

		860,681

AIRLINES – 1.23%
AirTran Holdings Inc.[a]	37,987	418,237
Alaska Air Group Inc.[a]	16,745	495,652
Republic Airways Holdings Inc.[a]	14,106	299,894
SkyWest Inc.	26,607	723,976

		1,937,759

APPAREL – 2.37%
Columbia Sportswear Co.	5,568	348,557
K-Swiss Inc. Class A	10,854	313,464
Oxford Industries Inc.	6,366	295,510
Quiksilver Inc.[a]	50,892	676,864
Skechers U.S.A. Inc. Class Aa	10,999	345,369
Timberland Co. Class Aa	21,129	545,339
Warnaco Group Inc. (The)[a]	19,226	543,711
Wolverine World Wide Inc.	23,399	668,743

		3,737,557

BANKS – 5.06%
Bank Mutual Corp.	25,281	298,063
Boston Private Financial Holdings Inc.	15,321	426,077
Capitol Bancorp Ltd.	6,504	196,096
Cathay General Bancorp	18,435	604,484
First BanCorp (Puerto Rico)	32,306	405,117

Security	Shares	Value
First Community Bancorp	11,642	$638,680
Frontier Financial Corp.	18,919	470,137
Glacier Bancorp Inc.	21,780	467,834
Hancock Holding Co.	11,300	442,056
Hanmi Financial Corp.	20,334	333,681
Prosperity Bancshares Inc.	18,232	632,468
Sterling Financial Corp. (Washington)	21,153	623,590
SVB Financial Group[a]	14,459	740,590
UCBH Holdings Inc.	41,560	746,418
United Community Banks Inc.	16,844	497,909
Wintrust Financial Corp.	10,731	461,218

		7,984,418

BIOTECHNOLOGY – 1.56%
Alexion Pharmaceuticals Inc.[a]	14,561	609,523
Bio-Rad Laboratories Inc. Class Aa	7,684	543,797
Cambrex Corp.	11,516	279,378
InterMune Inc.[a]	11,058	319,687
Regeneron Pharmaceuticals Inc.[a]	26,015	707,608

		2,459,993

BUILDING MATERIALS – 1.49%
Eagle Materials Inc.	20,164	899,516
Goodman Global Inc.[a]	13,215	246,460
Interline Brands Inc.[a]	12,669	276,944
NCI Building Systems Inc.[a]	8,407	420,098
Simpson Manufacturing Co. Inc.[b]	15,769	507,289

		2,350,307

CHEMICALS – 2.15%
Arch Chemicals Inc.	10,211	308,576
Ferro Corp.	17,820	370,834
Hercules Inc.[a]	47,298	891,094
Minerals Technologies Inc.	8,045	511,823
NewMarket Corp.	6,249	294,515
OM Group Inc.[a]	12,278	644,963
Spartech Corp.	13,418	376,509

		3,398,314

COAL – 0.24%
Alpha Natural Resources Inc.[a]	22,054	383,078

		383,078

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMERCIAL SERVICES – 5.90%
Aaron Rents Inc.	19,145	$543,144
Advance America Cash Advance Centers Inc.	25,005	428,586
Arbitron Inc.	12,210	601,709
BearingPoint Inc.[a]	84,318	618,894
Cenveo Inc.[a]	17,629	452,184
Consolidated Graphics Inc.[a]	4,969	373,917
Cross Country Healthcare Inc.[a]	10,450	205,760
FTI Consulting Inc.[a]	17,394	639,577
Gevity HR Inc.	10,454	194,967
Global Cash Access Inc.[a]	19,347	303,167
Heidrick & Struggles International Inc.[a]	7,345	346,537
Jackson Hewitt Tax Service Inc.	12,456	343,536
Kelly Services Inc. Class A	7,913	227,103
Korn/Ferry International[a]	17,591	414,620
Labor Ready Inc.[a]	21,764	472,279
Live Nation Inc.[a]	24,872	504,653
McGrath RentCorp	9,657	291,159
Pre-Paid Legal Services Inc.[a,b]	5,572	317,883
Steiner Leisure Ltd.[a]	6,565	318,271
Viad Corp.	8,577	350,285
Watson Wyatt Worldwide Inc.	17,709	834,625
Wright Express Corp.[a]	16,873	531,668

		9,314,524

COMPUTERS – 2.75%
BISYS Group Inc. (The)[a]	50,386	582,966
CACI International Inc. Class Aa	12,759	583,469
Covansys Corp.[a]	7,434	248,296
Electronics For Imaging Inc.[a]	23,801	634,773
Hutchinson Technology Inc.[a]	10,642	202,198
Komag Inc.[a,b]	12,936	355,869
Mentor Graphics Corp.[a,b]	34,539	558,841
MTS Systems Corp.	7,684	326,647
Palm Inc.[a]	39,571	667,958
Syntel Inc.	5,115	179,332

		4,340,349

COSMETICS & PERSONAL CARE – 0.22%
Chattem Inc.[a]	6,200	354,268

		354,268

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 0.70%
Beacon Roofing Supply Inc.[a]	18,350	$288,646
Brightpoint Inc.[a]	21,048	279,938
Watsco Inc.	10,102	537,123

		1,105,707

DIVERSIFIED FINANCIAL SERVICES – 1.94%
Advanta Corp. Class B	7,393	338,747
Asset Acceptance Capital Corp.[a]	6,130	112,915
Calamos Asset Management Inc. Class A	9,579	224,723
CompuCredit Corp.[a,b]	13,549	489,932
Credit Acceptance Corp.[a]	906	24,317
Knight Capital Group Inc. Class Aa	43,764	708,977
National Financial Partners Corp.	15,599	718,646
Nelnet Inc. Class A	8,823	237,250
Ocwen Financial Corp.[a]	15,028	214,299

		3,069,806

ELECTRIC – 0.74%
Aquila Inc.[a]	156,406	645,957
El Paso Electric Co.[a]	19,592	517,229

		1,163,186

ELECTRICAL COMPONENTS & EQUIPMENT – 2.33%
Advanced Energy Industries Inc.[a]	14,823	363,164
Belden CDT Inc.	18,401	1,028,248
Encore Wire Corp.[b]	7,041	195,036
EnerSys Inc.[a]	11,136	181,405
General Cable Corp.[a]	21,502	1,235,075
Littelfuse Inc.[a]	9,371	375,871
Superior Essex Inc.[a]	8,533	304,628

		3,683,427

ELECTRONICS – 3.52%
Benchmark Electronics Inc.[a]	29,865	632,541
Brady Corp. Class A	21,000	690,060
Checkpoint Systems Inc.[a]	16,441	361,538
Cubic Corp.	6,719	135,253
Electro Scientific Industries Inc.[a]	11,069	228,021
Orbotech Ltd.[a]	13,796	316,342
Paxar Corp.[a]	15,689	470,827
Plexus Corp.[a]	19,253	403,543
Technitrol Inc.	16,833	451,629

48	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Shares	Value
Varian Inc.[a]	12,744	$738,642
Watts WaterTechnologies Inc. Class A	12,771	517,226
Woodward Governor Co.	12,283	606,166

		5,551,788

ENERGY - ALTERNATE SOURCES – 0.39%
Aventine Renewable Energy Holdings Inc.[a]	12,480	239,741
Headwaters Inc.[a]	17,497	379,160

		618,901

ENGINEERING & CONSTRUCTION – 1.19%
Dycom Industries Inc.[a]	16,952	439,226
Insituform Technologies Inc. Class Aa	11,366	231,866
Perini Corp.[a]	8,678	369,683
Washington Group International Inc.[a]	12,491	835,898

		1,876,673

ENTERTAINMENT – 0.13%
Isle of Capri Casinos Inc.[a]	8,280	202,363

		202,363

ENVIRONMENTAL CONTROL – 1.38%
Clean Harbors Inc.[a]	6,294	292,797
Mine Safety Appliances Co.	11,502	484,809
Tetra Tech Inc.[a]	24,213	504,115
Waste Connections Inc.[a]	28,567	890,433

		2,172,154

FOOD – 1.62%
Flowers Foods Inc.	23,545	734,369
Hain Celestial Group Inc.[a]	16,542	496,756
Performance Food Group Co.[a]	13,408	419,000
Pilgrim’s Pride Corp.	17,229	629,031
Tootsie Roll Industries Inc.	9,848	285,494

		2,564,650

FOREST PRODUCTS & PAPER – 0.32%
Deltic Timber Corp.	4,694	234,465
Wausau Paper Corp.	20,200	271,892

		506,357

HAND & MACHINE TOOLS – 0.79%
Baldor Electric Co.	16,405	646,193
Regal-Beloit Corp.	12,914	595,594

		1,241,787

Security	Shares	Value
HEALTH CARE - PRODUCTS – 1.80%
Arrow International Inc.	9,487	$302,066
Oakley Inc.	10,850	261,811
Orthofix International NVa	6,326	333,380
PolyMedica Corp.	9,441	381,794
Steris Corp.	27,031	690,912
Vital Sign Inc.	3,392	193,548
West Pharmaceutical Services Inc.	13,542	673,985

		2,837,496

HEALTH CARE - SERVICES – 3.10%
AMERIGROUP Corp.[a]	21,929	616,863
AmSurg Corp.[a]	12,416	284,947
Centene Corp.[a]	17,647	367,234
Genesis HealthCare Corp.[a]	8,158	522,112
LifePoint Hospitals Inc.[a]	22,460	820,015
Magellan Health Services Inc.[a]	15,785	677,177
Sierra Health Services Inc.[a]	21,719	899,601
Sunrise Senior Living Inc.[a]	18,366	703,234

		4,891,183

HOME BUILDERS – 0.76%
Champion Enterprises Inc.[a]	31,967	328,621
WCI Communities Inc.[a,b]	11,541	252,055
Williams Scotsman International Inc.[a]	10,485	230,985
Winnebago Industries Inc.[b]	12,237	392,318

		1,203,979

HOME FURNISHINGS – 0.58%
American Woodmark Corp.	4,327	149,325
Kimball International Inc. Class B	11,157	200,826
La-Z-Boy Inc.[b]	21,491	251,230
Sealy Corp.	18,581	316,806

		918,187

HOUSEHOLD PRODUCTS & WARES – 1.28%
ACCO Brands Corp.[a]	20,369	484,782
Central Garden & Pet Co.[a]	9,356	138,562
Central Garden and Pet Co. Class Aa	18,366	263,001
Fossil Inc.[a]	20,034	564,358
Playtex Products Inc.[a]	24,561	373,818
Prestige Brands Holdings Inc.[a]	14,654	190,649

		2,015,170

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Shares	Value
HOUSEWARES – 0.54%
Toro Co. (The)	17,102	$859,376

		859,376

INSURANCE – 0.77%
Hilb, Rogal & Hobbs Co.	15,004	651,924
Universal American Financial Corp.[a]	15,989	296,756
USI Holdings Corp.[a]	16,174	273,988

		1,222,668

INTERNET – 1.13%
Avocent Corp.[a]	18,771	525,776
CMGI Inc.[a]	192,104	403,418
Cogent Communications Group Inc.[a]	20,388	519,078
InfoSpace Inc.[a]	13,044	334,709

		1,782,981

IRON & STEEL – 0.80%
Chaparral Steel Co.	17,965	1,266,533

		1,266,533

LODGING – 0.44%
Ameristar Casinos Inc.	9,797	297,437
Marcus Corp.	8,959	194,679
Trump Entertainment Resorts Inc.[a]	12,052	195,604

		687,720

MACHINERY – 1.18%
Albany International Corp. Class A	10,802	413,717
Applied Industrial Technologies Inc.	16,690	448,460
Cascade Corp.	4,545	281,654
Nordson Corp.	12,859	589,328
Sauer-Danfoss Inc.	4,539	135,353

		1,868,512

MANUFACTURING – 2.13%
Barnes Group Inc.	17,355	421,727
Ceradyne Inc.[a]	10,431	613,864
CLARCOR Inc.	21,554	679,813
Hexcel Corp.[a]	38,683	839,421
Matthews International Corp. Class A	13,230	557,777
Myers Industries Inc.	11,237	252,271

		3,364,873

MEDIA – 0.65%
Gemstar-TV Guide International Inc.[a]	103,893	461,285
Martha Stewart Living Omnimedia Inc. Class A	9,763	185,595

Security	Shares	Value
Radio One Inc. Class Aa	2,813	$19,916
Radio One Inc. Class Da	30,301	213,925
World Wrestling Entertainment Inc.	8,596	146,218

		1,026,939

METAL FABRICATE & HARDWARE – 0.77%
Kaydon Corp.	11,827	562,137
MuellerWater Products Inc. Class A	12,100	174,240
Valmont Industries Inc.	7,667	482,101

		1,218,478

MINING – 1.73%
AMCOL International Corp.	10,610	254,958
Apex Silver Mines Ltd.[a]	22,994	344,680
Coeur d’Alene Mines Corp.[a]	116,063	474,698
Kaiser Aluminum Corp.[a]	5,944	468,447
RTI International Metals Inc.[a]	9,617	906,595
Stillwater Mining Co.[a]	18,328	282,251

		2,731,629

OFFICE & BUSINESS EQUIPMENT – 0.38%
Global Imaging Systems Inc.[a]	21,010	606,979

		606,979

OFFICE FURNISHINGS – 0.51%
Interface Inc. Class A	22,506	379,226
Knoll Inc.	18,009	418,169

		797,395

OIL & GAS – 3.93%
Alon USA Energy Inc.	4,469	167,141
Berry Petroleum Co. Class A	14,754	502,521
Comstock Resources Inc.[a]	17,981	509,761
Delek US Holdings Inc.	4,259	81,219
Encore Acquisition Co.[a]	21,333	569,804
Energy Partners Ltd.[a,b]	11,667	194,956
Giant Industries Inc.[a]	6,065	454,693
Grey Wolf Inc.[a]	78,370	561,129
Mariner Energy Inc.[a]	33,633	758,424
Parker Drilling Co.[a]	45,743	496,769
Penn Virginia Corp.	7,755	620,788
Petrohawk Energy Corp.[a]	69,567	1,005,243
Pioneer Drilling Co.[a]	20,748	284,455

		6,206,903

50	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Shares	Value
OIL & GAS SERVICES – 3.29%
Dresser-Rand Group Inc.[a]	30,898	$985,955
Hanover Compressor Co.[a]	36,333	785,883
Lone Star Technologies Inc.[a]	12,794	849,650
Oceaneering International Inc.[a]	22,337	1,061,901
Oil States International Inc.[a]	19,393	658,004
Universal Compression Holdings Inc.[a]	12,703	845,639

		5,187,032

PHARMACEUTICALS – 1.92%
Alpharma Inc. Class A	17,966	436,574
Isis Pharmaceuticals Inc.[a]	31,748	324,782
NBTY Inc.[a]	25,343	1,252,198
Par Pharmaceutical Companies Inc.[a]	15,043	405,108
Perrigo Co.	32,269	613,111

		3,031,773

REAL ESTATE INVESTMENT TRUSTS – 8.86%
Acadia Realty Trust	11,796	317,076
Ashford Hospitality Trust Inc.	43,137	517,644
Corporate Office Properties Trust	17,917	844,070
Cousins Properties Inc.	17,295	580,593
EastGroup Properties Inc.	9,885	495,337
Entertainment Properties Trust	11,093	670,239
Equity Inns Inc.	22,719	388,495
Equity Lifestyle Properties Inc.	9,107	494,237
First Industrial Realty Trust Inc.	18,565	812,961
Glimcher Realty Trust	15,238	411,578
Gramercy Capital Corp.	8,488	274,926
Highland Hospitality Corp.	24,210	461,201
Home Properties Inc.	13,785	767,825
Innkeepers USA Trust	18,974	333,373
Maguire Properties Inc.	15,088	543,621
Mid-America Apartment Communities Inc.	10,263	553,689
Pennsylvania Real Estate Investment Trust	15,349	713,115
Post Properties Inc.	18,053	846,144
PS Business Parks Inc.	6,780	467,142
Saul Centers Inc.	4,730	245,582
Spirit Finance Corp.	44,982	647,291
Strategic Hotels & Resorts Inc.	31,576	683,620
Sunstone Hotel Investors Inc.	24,139	688,444

Security	Shares	Value
Tanger Factory Outlet Centers Inc.	12,849	$520,898
Washington Real Estate Investment Trust	18,754	710,026

		13,989,127

RETAIL – 6.15%
Applebee’s International Inc.	31,047	843,857
Brown Shoe Co. Inc.	17,739	478,598
Cabela’s Inc. Class Aa	18,399	436,424
Casey’s General Store Inc.	20,921	526,163
CEC Entertainment Inc.[a]	13,880	578,380
Charming Shoppes Inc.[a]	51,246	640,575
CKE Restaurants Inc.	26,923	546,806
Conn’s Inc.[a,b]	5,124	132,968
CSK Auto Corp.[a]	18,378	308,015
Genesco Inc.[a]	9,380	475,378
Guitar Center Inc.[a]	12,260	567,638
Longs Drug Stores Corp.	12,534	686,111
New York & Co. Inc.[a]	9,632	134,559
99 Cents Only Stores[a]	20,582	294,323
Pacific Sunwear of California Inc.[a]	28,915	605,191
Pantry Inc. (The)[a]	9,528	428,665
Papa John’s International Inc.[a]	9,661	296,689
Rare Hospitality International Inc.[a]	14,283	415,921
Retail Ventures Inc.[a]	9,717	198,032
Ruby Tuesday Inc.	24,747	662,230
School Specialty Inc.[a]	8,049	265,456
Stein Mart Inc.	11,409	185,967

		9,707,946

SAVINGS & LOANS – 1.32%
Brookline Bancorp Inc.	25,575	304,854
First Niagara Financial Group Inc.	44,534	605,662
Kearny Financial Corp.	8,919	126,204
Northwest Bancorp Inc.	8,388	228,657
Provident Financial Services Inc.	24,758	424,352
Provident New York Bancorp	16,917	230,240
TierOne Corp.	6,791	164,953

		2,084,922

SEMICONDUCTORS – 3.53%
AMIS Holdings Inc.[a]	26,456	306,890
Applied Micro Circuits Corp.[a]	117,763	330,914
Cabot Microelectronics Corp.[a]	9,987	320,982

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Shares	Value
Cirrus Logic Inc.[a]	32,551	$269,522
Conexant Systems Inc.[a]	204,460	316,913
DSP Group Inc.[a]	12,284	226,885
Emulex Corp.[a]	36,403	763,735
Lattice Semiconductor Corp.[a]	44,976	245,569
MKS Instruments Inc.[a]	15,680	422,576
OmniVision Technologies Inc.[a,b]	22,677	306,593
Photronics Inc.[a]	16,465	247,798
Semtech Corp.[a]	30,365	437,863
Skyworks Solutions Inc.[a]	68,257	470,291
TriQuint Semiconductor Inc.[a]	57,380	296,655
Veeco Instruments Inc.[a]	11,250	205,650
Zoran Corp.[a]	20,598	409,076

		5,577,912

SOFTWARE – 2.43%
American Reprographics Co.[a]	13,046	433,127
Avid Technology Inc.[a]	17,134	569,706
CSG Systems International Inc.[a]	19,747	528,825
eFunds Corp.[a]	19,417	541,734
infoUSA Inc.	15,162	142,371
Keane Inc.[a]	21,596	302,776
Lawson Software Inc.[a]	59,950	533,555
ManTech International Corp. Class Aa	7,870	241,452
Midway Games Inc.[a,b]	4,635	31,982
Progress Software Corp.[a]	17,231	519,170

		3,844,698

TELECOMMUNICATIONS – 5.02%
ADC Telecommunications Inc.[a]	49,064	902,778
ADTRAN Inc.	26,537	675,367
Aeroflex Inc.[a]	30,799	432,418
Andrew Corp.[a]	65,453	714,747
Arris Group Inc.[a]	45,220	670,160
CommScope Inc.[a]	24,996	1,166,063
General Communication Inc. Class Aa	19,169	272,775
Plantronics Inc.	19,788	496,877
Powerwave Technologies Inc.[a]	47,448	295,601
RCN Corp.[a]	15,321	413,973
RF Micro Devices Inc.[a]	79,682	498,013
Sycamore Networks Inc.[a]	79,056	290,136
Syniverse Holdings Inc.[a]	11,833	121,998

Security	Shares or Principal	Value
3Com Corp.[a]	165,131	$665,478
UTStarcom Inc.[a,b]	43,980	314,017

		7,930,401

TOYS, GAMES & HOBBIES – 0.81%
LeapFrog Enterprises Inc.[a]	13,198	144,650
Marvel Entertainment Inc.[a]	26,806	791,581
RC2 Corp.[a,b]	8,688	346,304

		1,282,535

TRANSPORTATION – 1.63%
Florida East Coast Industries Inc.	8,583	605,187
GulfMark Offshore Inc.[a]	8,345	399,726
Heartland Express Inc.	25,034	431,336
Horizon Lines Inc. Class A	10,129	344,487
Old Dominion Freight Line Inc.[a]	13,671	404,115
Pacer International Inc.	15,503	396,102

		2,580,953

TRUCKING & LEASING – 0.20%
Greenbrier Companies Inc. (The)[b]	6,204	142,320
TAL International Group Inc.	7,109	177,796

		320,116

TOTAL COMMON STOCKS (Cost: $146,242,751)		157,878,867

SHORT-TERM INVESTMENTS – 2.80%

CERTIFICATES OF DEPOSIT[c] – 0.03%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$15,211	15,211
Deutsche Bank AG
5.35%, 08/08/07	27,163	27,163

		42,374

COMMERCIAL PAPER[c] – 0.17%
BNP Paribas Finance Inc.
5.12%, 06/06/07	3,803	3,783
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	35,357	35,314

52	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Principal	Value
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	$30,010	$29,855
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	19,014	18,853
Grampian Funding LLC
5.14%, 06/06/07[d]	16,298	16,214
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	10,865	10,810
Irish Permanent Treasury PLC
5.18%, 07/10/07	5,433	5,378
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	12,085	12,069
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	13,728	13,615
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	24,511	24,497
Nestle Capital Corp.
5.19%, 08/09/07[d]	6,519	6,425
Park Sienna LLC
5.30%, 05/18/07[d]	6,519	6,503
Simba Funding Corp.
5.20%, 07/23/07[d]	10,865	10,735
Societe Generale
5.18%, 05/16/07[d]	27,163	27,104
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	5,433	5,422
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	5,704	5,690
Tulip Funding Corp.
5.29%, 05/08/07[d]	22,817	22,793
Westpac Banking Corp.
5.20%, 07/12/07[d]	9,779	9,677
Zela Finance Inc.
5.20%, 07/16/07[d]	6,519	6,447

		271,184

MEDIUM-TERM NOTES[c] – 0.02%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	8,149	8,149

Security	Shares or Principal	Value
K2 USA LLC
5.39%, 06/04/07[d]	$8,149	$8,149
Sigma Finance Inc.
5.51%, 06/18/07[d]	8,909	8,909

		25,207

MONEY MARKET FUNDS – 2.25%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	165,927	165,927
BGI Cash Premier Fund LLC 5.31%[c,e,f]	3,384,678	3,384,678

		3,550,605

REPURCHASE AGREEMENTS[c] – 0.11%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $10,215 (collateralized by non-U.S. government debt securities, value $10,548, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$10,213	10,213
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $21,733 (collateralized by non-U.S. government debt securities, value $22,876, 2.48% to 6.13%, 1/15/08 to 7/27/26).	21,730	21,730
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $16,300 (collateralized by non-U.S. government debt securities, value $17,972, 0.45% to 8.35%, 10/17/18 to 11/25/52).	16,298	16,298

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $16,300 (collateralized by U.S. government obligations, value $16,667, 4.50% to 8.75%, 5/1/08 to 4/1/37).	$16,298	$16,298
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $16,300 (collateralized by non-U.S. government debt securities, value $17,333, 0.00% to 6.00%, 2/7/17 to 11/30/60).	16,298	16,298
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $10,867 (collateralized by non-U.S. government debt securities, value $11,987, 6.43% to 7.34%, 6/1/13 to 1/5/37).	10,865	10,865
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $5,434 (collateralized by non-U.S. government debt securities, value $5,720, 5.26% to 5.95%, 5/1/32 to 6/1/46).	5,433	5,433
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $2,716 (collateralized by non-U.S. government debt securities, value $2,859, 6.13% to 6.75%, 4/1/13 to 1/15/16).	2,716	2,716

Security	Principal	Value
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $48,900 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $51,145, 0.00% to 12.00%, 6/1/07 to 7/1/45).	$48,893	$48,893
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $10,867 (collateralized by non-U.S. government debt securities, value $11,255, 4.13% to 8.13%, 9/1/09 to 10/1/26).	10,865	10,865
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $10,867 (collateralized by non-U.S. government debt securities, value $11,448, 4.70% to 6.57%, 12/15/14 to 6/12/47).	10,865	10,865

		170,474

TIME DEPOSITS[c] – 0.05%
Branch Banking & Trust
5.25%, 05/01/07	30,026	30,026
Societe Generale
5.27%, 05/01/07	38,028	38,028
SunTrust Bank
5.25%, 05/01/07	19,014	19,014

		87,068

VARIABLE & FLOATING RATE NOTES[c] – 0.17%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	8,149	8,149
ASIF Global Financing
5.40%, 05/03/07[d]	1,087	1,087
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	10,430	10,430

54	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2007

Security	Principal	Value
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	$5,976	$5,976
Commodore CDO Ltd.
5.42%, 12/12/07	2,335	2,335
DaimlerChrysler Auto Trust
Series 2006-C Class A1
5.33%, 10/08/07[d]	116	116
Granite Master Issuer PLC
5.29%, 08/20/07[d]	38,028	38,028
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	5,433	5,432
Holmes Financing PLC
5.29%, 07/16/07[d]	19,014	19,014
JP Morgan Securities Inc.
5.40%, 11/16/07	21,730	21,730
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	21,730	21,730
Leafs LLC
5.32%, 01/22/08	10,498	10,498
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	11,952	11,951
Master Funding LLC
5.35%, 05/25/07[d]	9,884	9,884
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	11,952	11,952
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	1,087	1,086
Mound Financing PLC
5.29%, 05/08/07[d]	10,213	10,213
National City Bank of Indiana
5.34%, 05/21/07	5,433	5,433
Newcastle Ltd.
5.34%, 01/24/08[d]	7,062	7,061
Sedna Finance Inc.
5.32%, 05/25/07[d]	4,889	4,889
Strips III LLC
5.37%, 07/24/07[d]	2,066	2,066
SunTrust Bank
5.29%, 05/01/07	10,865	10,865

Security	Principal	Value
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	$11,307	$11,307
Wachovia Bank N.A.
5.36%, 05/22/07	27,489	27,489
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	8,149	8,150
White Pine Finance LLC
5.31%, 05/22/07[d]	5,976	5,976
Wind Master Trust
5.31%, 07/25/07[d]	4,346	4,346

		277,193

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,424,105)		4,424,105

TOTAL INVESTMENTS IN SECURITIES – 102.78% (Cost: $150,666,856)		162,302,972

Other Assets, Less Liabilities – (2.78)%		(4,384,610)

NET ASSETS – 100.00%		$157,918,362

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 99.94%

ADVERTISING – 0.32%
inVentiv Health Inc.[a]	5,899	$223,867

		223,867

AEROSPACE & DEFENSE – 0.57%
HEICO Corp.	1,336	48,296
Orbital Sciences Corp.[a]	11,893	248,207
TransDigm Group Inc.[a]	2,779	105,241

		401,744

AGRICULTURE – 0.17%
Tejon Ranch Co.[a]	2,378	118,472

		118,472

APPAREL – 2.17%
Carter’s Inc.[a]	10,280	269,336
Crocs Inc.[a]	7,350	410,718
Deckers Outdoor Corp.[a]	2,120	160,548
Gymboree Corp.[a]	6,426	245,345
Iconix Brand Group Inc.[a]	11,057	222,577
Steven Madden Ltd.	3,773	112,247
Volcom Inc.[a]	2,747	115,401

		1,536,172

AUTO PARTS & EQUIPMENT – 0.15%
Keystone Automotive Industries Inc.[a]	3,265	108,594

		108,594

BANKS – 0.91%
Cascade Bancorp	4,301	92,213
Centennial Bank Holdings Inc.[a]	11,785	103,237
PrivateBancorp Inc.	4,234	139,002
Signature Bank[a]	5,793	182,248
Western Alliance Bancorp[a]	4,033	130,024

		646,724

BIOTECHNOLOGY – 3.92%
Affymetrix Inc.[a]	13,533	355,512
Arena Pharmaceuticals Inc.[a]	11,929	155,435
Digene Corp.[a]	4,482	205,500
Exelixis Inc.[a]	19,073	204,844
Human Genome Sciences Inc.[a]	26,071	280,785
Illumina Inc.[a]	12,038	392,800
Integra LifeSciences Holdings Corp.[a,b]	3,849	175,399

Security	Shares	Value
Keryx Biopharmaceuticals Inc.[a]	7,863	$80,203
LifeCell Corp.[a]	6,648	195,451
Martek Biosciences Corp.[a]	6,358	137,269
Myriad Genetics Inc.[a]	8,620	315,061
Nektar Therapeutics[a]	17,768	219,790
Telik Inc.[a,b]	10,267	61,294

		2,779,343

BUILDING MATERIALS – 0.67%
Drew Industries Inc.[a]	3,775	108,607
Texas Industries Inc.	4,803	365,845

		474,452

CHEMICALS – 0.11%
Symyx Technologies Inc.[a]	6,519	75,034

		75,034

COAL – 0.69%
Foundation Coal Holdings Inc.	8,997	354,392
International Coal Group Inc.[a]	23,978	134,037

		488,429

COMMERCIAL SERVICES – 9.07%
Administaff Inc.	4,954	164,423
Advisory Board Co. (The)[a]	3,724	176,816
AMN Healthcare Services Inc.[a]	6,807	165,750
Bankrate Inc.[a,b]	2,559	103,307
Bright Horizons Family Solutions Inc.[a]	5,149	198,854
Chemed Corp.	5,292	266,188
Coinstar Inc.[a]	5,501	171,026
Corinthian Colleges Inc.[a]	17,023	235,428
CoStar Group Inc.[a]	3,702	180,695
CRA International Inc.[a]	2,324	119,849
DeVry Inc.	12,228	403,402
Euronet Worldwide Inc.[a]	6,356	177,015
First Advantage Corp. Class Aa	1,597	37,178
Forrester Research Inc.[a]	2,821	72,725
Gartner Inc.[a]	13,698	345,601
Geo Group Inc. (The)[a]	4,867	249,190
H&E Equipment Services Inc.[a]	3,337	78,953
Healthcare Services Group Inc.	4,871	136,388
HealthSpring Inc.[a]	8,874	208,716
Heartland Payment Systems Inc.	3,153	78,604
Huron Consulting Group Inc.[a]	3,041	184,133

56	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
Kenexa Corp.[a]	4,035	$124,924
Macquarie Infrastructure Co. Trust	6,953	296,059
Morningstar Inc.[a]	2,102	109,451
MPS Group Inc.[a]	20,334	278,372
Navigant Consulting Inc.[a]	10,600	203,308
PAREXEL International Corp.[a]	5,492	215,726
PRA International[a]	4,056	92,152
Resources Connection Inc.[a]	9,176	276,840
Rollins Inc.	7,022	161,998
Strayer Education Inc.	2,874	357,353
TeleTech Holdings Inc.[a]	7,081	267,166
VistaPrint Ltd.[a]	7,941	296,835

		6,434,425

COMPUTERS – 2.69%
IHS Inc. Class Aa	6,012	248,536
Kronos Inc.[a]	6,371	347,665
Manhattan Associates Inc.[a]	5,453	157,701
MICROS Systems Inc.[a]	7,825	428,810
Rackable Systems Inc.[a]	5,477	64,410
SRA International Inc. Class Aa	8,335	203,624
Sykes Enterprises Inc.[a]	4,966	91,672
Synaptics Inc.[a]	5,025	150,549
TALX Corp.	6,185	213,321

		1,906,288

DISTRIBUTION & WHOLESALE – 0.77%
Central European Distribution Corp.[a]	5,821	173,175
LKQ Corp.[a]	10,097	227,990
ScanSource Inc.[a]	5,087	146,099

		547,264

DIVERSIFIED FINANCIAL SERVICES – 2.02%
Cohen & Steers Inc.	2,289	117,449
GFI Group Inc.[a]	3,146	217,860
International Securities Exchange Holdings Inc.	7,236	482,569
optionsXpress Holdings Inc.	9,007	222,293
Portfolio Recovery Associates Inc.[a]	3,151	175,353
TradeStation Group Inc.[a]	6,996	85,211
World Acceptance Corp.[a]	3,067	131,666

		1,432,401

Security	Shares	Value
ELECTRIC – 0.74%
ITC Holdings Corp.	8,456	$355,828
Ormat Technologies Inc.	2,690	98,158
Pike Electric Corp.[a]	3,366	68,565

		522,551

ELECTRICAL COMPONENTS & EQUIPMENT– 0.48%
Energy Conversion Devices Inc.[a,b]	7,842	277,685
Medis Technologies Ltd.[a,b]	4,254	64,959

		342,644

ELECTRONICS – 3.44%
Analogic Corp.	2,766	169,556
Cogent Inc.[a]	8,095	113,654
Coherent Inc.[a]	6,170	193,676
Cymer Inc.[a]	7,564	306,418
Daktronics Inc.	7,315	166,636
Dionex Corp.[a]	3,883	267,927
FEI Co.[a]	6,652	247,454
II-VI Inc.[a]	4,894	132,578
Itron Inc.[a]	5,112	344,242
Multi-Fineline Electronix Inc.[a,b]	1,724	27,636
Rofin-Sinar Technologies Inc.[a]	3,057	202,618
Rogers Corp.[a]	3,552	161,048
Taser International Inc.[a,b]	12,420	107,185

		2,440,628

ENERGY - ALTERNATE SOURCES – 0.43%
Evergreen Solar Inc.[a,b]	13,579	132,667
Pacific Ethanol Inc.[a,b]	6,803	100,684
VeraSun Energy Corp.[a,b]	3,588	71,509

		304,860

ENGINEERING & CONSTRUCTION – 0.37%
InfraSource Services Inc.[a]	7,967	265,938

		265,938

ENTERTAINMENT – 1.79%
Bally Technologies Inc.[a]	9,518	222,721
Macrovision Corp.[a]	10,355	251,316
Pinnacle Entertainment Inc.[a]	11,574	324,998
Shuffle Master Inc.[a,b]	6,908	117,643
Vail Resorts Inc.[a]	6,161	351,300

		1,267,978

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
FOOD – 0.34%
United Natural Foods Inc.[a]	7,788	$242,908

		242,908

HAND & MACHINE TOOLS – 0.20%
Franklin Electric Co. Inc.	3,273	139,397

		139,397

HEALTH CARE - PRODUCTS – 7.34%
Align Technology Inc.[a]	11,464	259,774
American Medical Systems Holdings Inc.[a]	14,054	249,177
ArthroCare Corp.[a]	5,456	225,115
Biosite Inc.[a]	3,199	295,907
Bruker BioSciences Corp.[a]	10,307	118,634
DJO Inc.[a]	4,623	180,574
ev3 Inc.[a]	5,532	98,746
FoxHollow Technologies Inc.[a]	4,093	91,233
Haemonetics Corp.[a]	5,428	259,676
ICU Medical Inc.[a]	2,675	111,681
Immucor Inc.[a]	13,699	446,998
Inverness Medical Innovations Inc.[a]	8,024	321,361
Kyphon Inc.[a]	8,801	410,215
LCA-Vision Inc.	4,121	172,958
Meridian Bioscience Inc.	4,855	144,339
NuVasive Inc.[a]	6,377	164,335
Palomar Medical Technologies Inc.[a]	3,199	130,967
PSS World Medical Inc.[a]	13,623	273,822
Sirona Dental Systems Inc.	3,498	115,469
SurModics Inc.[a,b]	3,257	132,332
Syneron Medical Ltd.[a]	4,331	109,098
Thoratec Corp.[a]	9,482	186,037
Ventana Medical Systems Inc.[a]	6,858	333,230
Viasys Healthcare Inc.[a]	6,538	209,347
Wright Medical Group Inc.[a]	6,966	164,537

		5,205,562

HEALTH CARE - SERVICES – 1.66%
Amedisys Inc.[a]	5,150	161,452
Healthways Inc.[a]	6,927	293,843
Matria Healthcare Inc.[a]	4,267	123,658
Molina Healthcare Inc.[a]	2,815	85,069
NightHawk Radiology Holdings Inc.[a]	3,635	70,555

Security	Shares	Value
Psychiatric Solutions Inc.[a]	10,597	$371,637
Radiation Therapy Services Inc.[a]	2,372	69,761

		1,175,975

HOME FURNISHINGS – 0.45%
Tempur-Pedic International Inc.	12,416	322,444

		322,444

INTERNET – 6.55%
aQuantive Inc.[a]	14,028	429,397
Blue Nile Inc.[a,b]	2,899	136,427
CNET Networks Inc.[a]	27,742	233,865
DealerTrack Holdings Inc.[a]	6,019	198,627
Equinix Inc.[a]	4,954	413,510
GSI Commerce Inc.[a]	3,742	82,698
j2 Global Communications Inc.[a]	9,993	287,399
Move Inc.[a]	28,033	130,073
NetFlix Inc.[a,b]	11,947	264,865
Openwave Systems Inc.[a]	18,685	137,335
Opsware Inc.[a]	18,807	151,020
Priceline.com Inc.[a]	6,581	366,167
RealNetworks Inc.[a]	21,644	163,412
Sapient Corp.[a]	16,321	118,001
SonicWALL Inc.[a]	12,956	105,721
TriZetto Group Inc. (The)[a]	8,534	166,242
ValueClick Inc.[a]	19,487	557,328
WebEx Communications Inc.[a]	8,578	486,716
Websense Inc.[a]	8,844	218,535

		4,647,338

LEISURE TIME – 0.92%
Ambassadors Group Inc.	3,379	113,264
Life Time Fitness Inc.[a]	5,991	307,937
WMS Industries Inc.[a]	5,754	229,354

		650,555

LODGING – 0.62%
Gaylord Entertainment Co.[a]	8,045	440,866

		440,866

MACHINERY – 2.65%
Astec Industries Inc.[a]	3,311	134,758
Bucyrus International Inc. Class A	6,325	396,830
Cognex Corp.	8,040	173,262
Gardner Denver Inc.[a]	10,423	393,989

58	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
Intermec Inc.[a]	9,811	$219,080
Middleby Corp. (The)[a]	1,465	201,115
Wabtec Corp.	9,715	360,912

		1,879,946

MANUFACTURING – 0.96%
Actuant Corp. Class A	5,449	288,797
American Railcar Industries Inc.	1,767	56,297
ESCO Technologies Inc.[a]	5,123	233,404
Raven Industries Inc.	3,620	104,582

		683,080

MEDIA – 0.30%
CKX Inc.[a]	9,020	94,079
Entravision Communications Corp.[a]	11,917	116,906

		210,985

MINING – 0.48%
Brush Engineered Materials Inc.[a]	4,035	193,761
Royal Gold Inc.	5,066	148,586

		342,347

OIL & GAS – 4.03%
Atlas America Inc.[a]	3,479	207,662
ATP Oil & Gas Corp.[a]	3,989	173,362
Atwood Oceanics Inc.[a]	5,360	337,144
Bill Barrett Corp.[a]	5,561	205,201
Bois d’Arc Energy Inc.[a]	3,948	59,102
Carrizo Oil & Gas Inc.[a]	4,690	172,826
Cheniere Energy Inc.[a,b]	10,380	346,173
Crosstex Energy Inc.	8,404	252,540
Delta Petroleum Corp.[a,b]	11,185	242,603
EXCO Resources Inc.[a]	16,679	280,040
Goodrich Petroleum Corp.[a]	3,480	122,252
Parallel Petroleum Corp.[a]	7,445	172,054
Petroleum Development Corp.[a]	2,972	154,544
Warren Resources Inc.[a]	10,027	132,457

		2,857,960

OIL & GAS SERVICES – 4.80%
Basic Energy Services Inc.[a]	4,407	113,921
CARBO Ceramics Inc.	3,864	167,891
Complete Production Services Inc.[a]	8,220	197,855
Core Laboratories NVa	4,604	418,596
Dril-Quip Inc.[a]	4,776	241,188

Security	Shares	Value
Global Industries Ltd.[a]	16,931	$351,488
Hercules Offshore Inc.[a,b]	6,279	197,349
Hornbeck Offshore Services Inc.[a]	4,713	149,072
Hydril Co.[a]	3,629	351,360
Input/Output Inc.[a]	13,992	195,748
Lufkin Industries Inc.	3,013	187,469
RPC Inc.	7,922	130,634
Tetra Technologies Inc.[a]	14,256	377,641
W-H Energy Services Inc.[a]	6,025	326,013

		3,406,225

PHARMACEUTICALS – 7.47%
Adams Respiratory Therapeutics Inc.[a]	6,210	232,937
Adolor Corp.[a]	8,933	31,980
Alkermes Inc.[a]	19,997	328,551
BioMarin Pharmaceutical Inc.[a]	18,263	295,130
Cubist Pharmaceuticals Inc.[a]	10,949	234,856
CVTherapeutics Inc.[a,b]	11,068	93,303
HealthExtras Inc.[a]	5,856	181,243
K-V Pharmaceutical Co. Class Aa	7,325	190,523
Ligand Pharmaceuticals Inc. Class B	15,020	102,286
MannKind Corp.[a]	9,666	140,544
Medarex Inc.[a]	24,979	341,963
Medicines Co. (The)[a]	10,170	231,673
Medicis Pharmaceutical Corp. Class A	10,993	334,187
MGI Pharma Inc.[a]	15,658	344,789
Nuvelo Inc.[a]	9,642	36,157
Onyx Pharmaceuticals Inc.[a]	8,737	233,802
Pharmion Corp.[a]	5,363	162,445
Progenics Pharmaceuticals Inc.[a]	4,535	109,747
Salix Pharmaceuticals Ltd.[a]	9,255	120,500
Sciele Pharma Inc.[a]	5,868	145,057
Tanox Inc.[a]	4,938	92,143
Theravance Inc.[a]	9,519	315,364
United Therapeutics Inc.[a]	4,592	256,739
USANA Health Sciences Inc.[a,b]	2,037	81,154
Valeant Pharmaceuticals International	18,556	334,379
ViroPharma Inc.[a]	13,997	211,075
Zymogenetics Inc.[a]	7,575	113,322

		5,295,849

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 2.97%
Alexander’s Inc.[a]	407	$156,288
BioMed Realty Trust Inc.	13,047	374,579
Digital Realty Trust Inc.	10,853	439,004
Extra Space Storage Inc.	12,919	241,714
First Potomac Realty Trust	4,843	124,998
Franklin Street Properties Corp.	12,873	232,358
LaSalle Hotel Properties	7,968	369,954
U-Store-It Trust	9,306	171,323

		2,110,218

RETAIL – 6.01%
Aeropostale Inc.[a]	10,542	433,803
Build-A-BearWorkshop Inc.[a,b]	3,065	84,441
California Pizza Kitchen Inc.[a]	3,776	126,156
Cash America International Inc.	5,797	250,199
Children’s Place Retail Stores Inc. (The)[a]	4,756	251,450
Chipotle Mexican Grill Inc. Class Aa,b	2,819	183,883
Christopher & Banks Corp.	7,558	130,829
Dick’s Sporting Goods Inc.[a]	6,980	391,508
Dress Barn Inc.[a]	8,970	178,593
DSW Inc. Class Aa	3,240	125,582
First Cash Financial Services Inc.[a]	5,670	130,297
Hibbett Sports Inc.[a]	6,321	184,257
Krispy Kreme Doughnuts Inc.[a,b]	11,488	111,778
P.F. Chang’s China Bistro Inc.[a,b]	5,209	199,244
Red Robin Gourmet Burgers Inc.[a]	3,092	122,443
Select Comfort Corp.[a]	10,410	193,001
Texas Roadhouse Inc. Class Aa	10,823	158,232
Tractor Supply Co.[a]	6,938	358,972
Tween Brands Inc.[a]	6,448	252,504
World Fuel Services Corp.	5,667	261,872
Zumiez Inc.[a]	3,416	134,795

		4,263,839

SAVINGS & LOANS – 0.47%
NewAlliance Bancshares Inc.	21,191	330,792

		330,792

SEMICONDUCTORS – 6.69%
ATMI Inc.[a]	6,893	213,200
Cree Inc.[a,b]	15,293	311,977
Diodes Inc.[a]	4,050	149,526

Security	Shares	Value
Entegris Inc.[a]	23,433	$274,635
FormFactor Inc.[a]	8,718	359,966
Hittite Microwave Corp.[a]	2,687	121,399
Micrel Inc.[a]	11,316	142,016
Microsemi Corp.[a]	13,464	311,153
PMC-Sierra Inc.[a]	41,429	320,246
Rambus Inc.[a]	19,276	381,858
Silicon Image Inc.[a]	17,269	151,276
Silicon Laboratories Inc.[a]	10,150	333,021
SiRF Technology Holdings Inc.[a]	9,613	233,211
Spansion Inc. Class Aa	15,817	155,323
Standard Microsystems Corp.[a]	4,493	144,046
Tessera Technologies Inc.[a]	9,334	399,402
Varian Semiconductor Equipment Associates Inc.[a]	11,199	743,166

		4,745,421

SOFTWARE – 5.45%
Advent Software Inc.[a]	3,765	126,353
Allscripts Healthcare Solutions Inc.[a]	9,190	243,076
ANSYS Inc.[a]	6,901	353,331
Blackbaud Inc.	8,589	189,645
Blackboard Inc.[a]	4,793	164,448
Eclipsys Corp.[a]	9,320	174,657
Epicor Software Corp.[a]	9,727	141,042
Informatica Corp.[a]	17,448	256,835
MicroStrategy Inc. Class Aa	1,979	225,131
Quality Systems Inc.	3,365	136,182
Quest Software Inc.[a]	10,925	185,834
Take-Two Interactive Software Inc.[a,b]	14,609	280,055
THQ Inc.[a]	13,096	437,014
Transaction Systems Architects Inc. Class Aa	7,481	237,372
Trident Microsystems Inc.[a]	11,306	240,026
Ultimate Software Group Inc.[a]	4,799	132,452
Wind River Systems Inc.[a]	15,951	156,798
Witness Systems Inc.[a]	6,847	186,649

		3,866,900

STORAGE & WAREHOUSING – 0.30%
Mobile Mini Inc.[a]	7,146	214,166

		214,166

60	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
TELECOMMUNICATIONS – 4.44%
Atheros Communications Inc.[a]	10,480	$280,759
Cbeyond Inc.[a]	3,420	118,948
Comtech Telecommunications Corp.[a]	4,552	172,293
Dobson Communications Corp. Class Aa	30,193	275,058
Finisar Corp.[a]	49,182	178,039
Foundry Networks Inc.[a]	25,381	383,761
Global Crossing Ltd.[a]	3,653	105,353
InterDigital Communications Corp.[a]	10,496	345,108
iPCS Inc.[a]	2,227	111,573
Ixia[a]	7,484	64,213
NETGEAR Inc.[a]	6,762	227,271
Newport Corp.[a]	7,538	118,271
Sonus Networks Inc.[a]	50,530	390,597
Tekelec[a]	13,448	192,844
Viasat Inc.[a]	5,444	186,729

		3,150,817

TRANSPORTATION – 3.36%
American Commercial Lines Inc.[a]	9,597	282,824
EGL Inc.[a]	6,556	260,142
Forward Air Corp.	6,015	183,518
Genesee & Wyoming Inc. Class Aa	7,394	201,043
Hub Group Inc. Class Aa	7,761	279,396
Kansas City Southern Industries Inc.[a]	15,160	563,194
Kirby Corp.[a]	10,500	396,900
Knight Transportation Inc.[b]	11,075	215,630

		2,382,647

TOTAL COMMON STOCKS (Cost: $66,582,319)		70,884,045

SHORT-TERM INVESTMENTS – 4.73%

CERTIFICATES OF DEPOSIT[c] – 0.05%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$11,683	11,683
Deutsche Bank AG
5.35%, 08/08/07	20,863	20,863

		32,546

Security	Principal	Value
COMMERCIAL PAPER[c] – 0.29%
BNP Paribas Finance Inc.
5.12%, 06/06/07	$2,921	$2,906
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	27,157	27,123
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	23,049	22,931
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	14,604	14,481
Grampian Funding LLC
5.14%, 06/06/07[d]	12,518	12,453
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	8,345	8,302
Irish Permanent Treasury PLC
5.18%, 07/10/07	4,173	4,131
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	9,282	9,270
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	10,544	10,457
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	18,826	18,815
Nestle Capital Corp.
5.19%, 08/09/07[d]	5,007	4,935
Park Sienna LLC
5.30%, 05/18/07[d]	5,007	4,995
Simba Funding Corp.
5.20%, 07/23/07[d]	8,345	8,245
Societe Generale
5.18%, 05/16/07[d]	20,863	20,818
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	4,173	4,165
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	4,381	4,370
Tulip Funding Corp.
5.29%, 05/08/07[d]	17,525	17,507

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Westpac Banking Corp.
5.20%, 07/12/07[d]	$7,511	$7,432
Zela Finance Inc.
5.20%, 07/16/07[d]	5,007	4,952

		208,288

MEDIUM-TERM NOTES[c] – 0.03%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	6,259	6,259
K2 USA LLC
5.39%, 06/04/07[d]	6,259	6,259
Sigma Finance Inc.
5.51%, 06/18/07[d]	6,843	6,843

		19,361

MONEY MARKET FUNDS – 3.79%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	41,545	41,545
BGI Cash Premier Fund LLC
5.31%[c,e,f]	2,643,674	2,643,674

		2,685,219

REPURCHASE AGREEMENTS[c] – 0.18%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $7,845 (collateralized by non-U.S. government debt securities, value $8,101, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$7,844	7,844
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $16,692 (collateralized by non-U.S. government debt securities, value $17,570, 2.48% to 6.13%, 1/15/08 to 7/27/26).	16,690	16,690

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $12,520 (collateralized by non-U.S. government debt securities, value $13,805, 0.45% to 8.35%, 10/17/18 to 11/25/52).	$12,518	$12,518
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $12,520 (collateralized by U.S. government obligations, value $12,802, 4.50% to 8.75%, 5/1/08 to 4/1/37).	12,518	12,518
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $12,520 (collateralized by non-U.S. government debt securities, value $13,314, 0.00% to 6.00%, 2/7/17 to 11/30/60).	12,518	12,518
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $8,346 (collateralized by non-U.S. government debt securities, value $9,206, 6.43% to 7.34%, 6/1/13 to 1/5/37).	8,345	8,345
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $4,174 (collateralized by non-U.S. government debt securities, value $4,394, 5.26% to 5.95%, 5/1/32 to 6/1/46).	4,173	4,173

62	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Principal	Value
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $2,086 (collateralized by non-U.S. government debt securities, value $2,196, 6.13% to 6.75%, 4/1/13 to 1/15/16).	$2,086	$2,086
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $37,559 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $39,283, 0.00% to 12.00%, 6/1/07 to 7/1/45).	37,553	37,553
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $8,346 (collateralized by non-U.S. government debt securities, value $8,644, 4.13% to 8.13%, 9/1/09 to 10/1/26).	8,345	8,345
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $8,346 (collateralized by non-U.S. government debt securities, value $8,793, 4.70% to 6.57%, 12/15/14 to 6/12/47).	8,345	8,345

		130,935

TIME DEPOSITS[c] – 0.09%
Branch Banking & Trust
5.25%, 05/01/07	23,062	23,062
Societe Generale
5.27%, 05/01/07	29,208	29,208
SunTrust Bank
5.25%, 05/01/07	14,604	14,604

		66,874

Security	Principal	Value
VARIABLE & FLOATING RATE NOTES[c] – 0.30%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	$6,259	$6,259
ASIF Global Financing
5.40%, 05/03/07[d]	835	835
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	8,011	8,011
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	4,590	4,590
Commodore CDO Ltd.
5.42%, 12/12/07	1,794	1,794
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	89	89
Granite Master Issuer PLC
5.29%, 08/20/07[d]	29,208	29,206
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	4,173	4,172
Holmes Financing PLC
5.29%, 07/16/07[d]	14,604	14,604
JP Morgan Securities Inc.
5.40%, 11/16/07	16,690	16,690
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	16,690	16,690
Leafs LLC
5.32%, 01/22/08	8,063	8,063
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	9,180	9,179
Master Funding LLC
5.35%, 05/25/07[d]	7,592	7,592
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	9,180	9,180
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	835	834
Mound Financing PLC
5.29%, 05/08/07[d]	7,844	7,844
National City Bank of Indiana
5.34%, 05/21/07	4,173	4,173

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2007

Security	Principal	Value
Newcastle Ltd.
5.34%, 01/24/08[d]	$5,424	$5,424
Sedna Finance Inc.
5.32%, 05/25/07[d]	3,755	3,755
Strips III LLC
5.37%, 07/24/07[d]	1,587	1,587
SunTrust Bank
5.29%, 05/01/07	8,345	8,345
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	8,684	8,684
Wachovia Bank N.A.
5.36%, 05/22/07	21,113	21,113
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	6,259	6,260
White Pine Finance LLC
5.31%, 05/22/07[d]	4,590	4,590
Wind Master Trust
5.31%, 07/25/07[d]	3,338	3,338

		212,901

TOTAL SHORT-TERM INVESTMENTS (Cost: $3,356,124)		3,356,124

TOTAL INVESTMENTS IN SECURITIES – 104.67% (Cost: $69,938,443)		74,240,169

Other Assets, Less Liabilities – (4.67)%		(3,312,904)

NET ASSETS – 100.00%		$70,927,265

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

64	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
COMMON STOCKS – 100.10%

ADVERTISING – 0.34%
Catalina Marketing Corp.	14,731	$466,973

		466,973

AGRICULTURE – 0.48%
Universal Corp.	10,433	653,940

		653,940

APPAREL – 0.20%
Kellwood Co.	9,593	270,331

		270,331

AUTO PARTS & EQUIPMENT – 2.97%
American Axle & Manufacturing Holdings Inc.	17,873	499,550
ArvinMeritor Inc.	28,480	588,112
Bandag Inc.	2,961	149,353
CooperTire & Rubber Co.	24,812	479,616
Lear Corp.[a]	27,328	1,003,484
Modine Manufacturing Co.	12,750	294,907
Tenneco Inc.[a]	18,583	556,561
Visteon Corp.[a]	51,700	471,504

		4,043,087

BANKS – 13.03%
Alabama National Bancorp	7,665	479,982
AMCORE Financial Inc.	8,908	254,858
BancFirst Corp.	2,906	124,406
Central Pacific Financial Corp.	12,420	426,751
Chemical Financial Corp.	9,241	247,012
Chittenden Corp.	18,399	534,675
Citizens Banking Corp.	30,865	617,609
City Holding Co.	7,074	268,600
Community Bank System Inc.	12,053	247,086
Community Banks Inc.	9,497	224,414
Corus Bankshares Inc.[b]	13,938	234,298
CVB Financial Corp.	27,214	323,030
F.N.B. Corp. (Pennsylvania)	24,321	408,106
First Charter Corp.	14,270	313,084
First Commonwealth Financial Corp.	27,290	303,738
First Financial Bancorp	15,972	237,983
First Financial Bankshares Inc.	7,145	276,511
First Midwest Bancorp Inc.	20,286	729,079

Security	Shares	Value
First Republic Bank	12,724	$688,368
1st Source Corp.	5,266	130,281
FirstMerit Corp.	30,460	636,005
Fremont General Corp.[b]	27,617	208,508
Greater Bay Bancorp	20,895	538,882
Harleysville National Corp.	11,756	198,441
IBERIABANK Corp.	4,258	223,502
International Bancshares Corp.	20,162	579,657
Irwin Financial Corp.	9,946	159,434
MB Financial Inc.	14,826	498,005
Mid-State Bancshares	8,852	327,170
National Penn Bancshares Inc.	17,607	326,434
NBT Bancorp Inc.	14,017	307,673
Old National Bancorp	26,957	481,991
Pacific Capital Bancorp	19,138	515,386
Park National Corp.	4,519	401,152
Provident Bankshares Corp.	13,464	431,387
S&T Bancorp Inc.	10,294	335,173
Sterling Bancshares Inc.	29,383	335,848
Sterling Financial Corp. (Pennsylvania)	10,534	175,391
Susquehanna Bancshares Inc.	21,113	470,398
TrustCo Bank Corp. NYb	30,394	278,713
Trustmark Corp.	21,035	559,741
UMB Financial Corp.	11,968	468,188
Umpqua Holdings Corp.	23,559	587,561
United Bancshares Inc.	15,796	529,166
W Holding Co. Inc.	53,218	257,575
WesBanco Inc.	7,725	226,574
Westamerica Bancorp	12,523	586,452

		17,714,278

BIOTECHNOLOGY – 0.33%
Celera Group[a]	31,845	445,830

		445,830

BUILDING MATERIALS – 0.91%
Lennox International Inc.	26,085	881,934
Universal Forest Products Inc.	7,738	359,507

		1,241,441

CHEMICALS – 3.84%
CF Industries Holdings Inc.	20,150	799,753
Fuller (H.B.) Co.	24,214	619,152
Georgia Gulf Corp.	13,757	219,699

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
Grace (W.R.) & Co.[a]	23,114	$614,832
Olin Corp.	26,569	455,393
PolyOne Corp.[a]	34,764	228,052
Rockwood Holdings Inc.[a]	14,552	446,746
Schulman (A.) Inc.	9,998	231,554
Sensient Technologies Corp.	18,882	494,331
Terra Industries Inc.[a]	37,725	665,469
UAP Holding Corp.	16,065	444,519

		5,219,500

COMMERCIAL SERVICES – 3.82%
ABM Industries Inc.	17,959	505,366
Deluxe Corp.	20,865	789,740
Dollar Thrifty Automotive Group Inc.[a]	9,059	424,686
Emergency Medical Services LPa	3,784	126,688
MAXIMUS Inc.	8,778	306,703
PHH Corp.[a]	21,661	660,660
Rent-A-Center Inc.[a]	28,166	784,141
Stewart Enterprises Inc. Class A	38,720	291,174
United Rentals Inc.[a]	27,889	934,281
Valassis Communications Inc.[a]	19,365	371,033

		5,194,472

COMPUTERS – 1.01%
Gateway Inc.[a]	102,843	225,226
Imation Corp.	14,211	524,528
Perot Systems Corp. Class Aa	34,789	622,723

		1,372,477

DISTRIBUTION & WHOLESALE – 1.09%
Building Materials Holding Corp.	11,668	169,419
Owens & Minor Inc.	16,243	574,190
United Stationers Inc.[a]	12,356	735,429

		1,479,038

DIVERSIFIED FINANCIAL SERVICES – 1.04%
Accredited Home Lenders Holding Co.[a,b]	9,543	111,462
Financial Federal Corp.	11,044	290,236
Friedman, Billings, Ramsey Group Inc. Class A	60,697	336,868
GAMCO Investors Inc. Class A	2,206	100,638
Piper Jaffray Companies[a]	7,552	481,893
Stewart (W.P.) & Co. Ltd.[b]	9,065	92,735

		1,413,832

Security	Shares	Value
ELECTRIC – 5.42%
ALLETE Inc.	10,260	$496,687
Avista Corp.	21,365	504,000
Black Hills Corp.	13,459	535,803
CH Energy Group Inc.	6,429	308,463
Cleco Corp.	23,296	653,686
Duquesne Light Holdings Inc.	35,493	707,730
Empire District Electric Co. (The)	12,137	299,784
IDACORP Inc.	17,506	603,082
MGE Energy Inc.	8,315	300,338
NorthWestern Corp.	14,479	508,792
Otter Tail Corp.	10,611	362,896
PNM Resources Inc.	28,003	911,498
Portland General Electric Co.	11,016	319,244
UIL Holdings Corp.	9,084	310,219
UniSource Energy Corp.	14,317	549,916

		7,372,138

ELECTRICAL COMPONENTS & EQUIPMENT – 0.40%
GrafTech International Ltd.[a]	41,104	410,218
Power-One Inc.[a]	30,345	129,270

		539,488

ELECTRONICS – 0.37%
KEMET Corp.[a]	35,325	299,556
Park Electrochemical Corp.	7,449	205,220

		504,776

ENGINEERING & CONSTRUCTION – 0.59%
EMCOR Group Inc.[a]	12,843	805,128

		805,128

ENTERTAINMENT – 0.19%
Magna Entertainment Corp. Class Aa	14,263	42,504
Speedway Motorsports Inc.	5,624	218,211

		260,715

ENVIRONMENTAL CONTROL – 0.38%
Metal Management Inc.	10,610	510,023

		510,023

FOOD – 2.39%
Chiquita Brands International Inc.	16,963	251,561
Fresh Del Monte Produce Inc.	11,559	235,457
Great Atlantic & Pacific Tea Co.[a]	7,115	229,032
Ingles Markets Inc. Class A	4,873	175,233

66	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
J&J Snack Foods Corp.	5,698	$222,051
Lance Inc.	12,460	275,740
Premium Standard Farms Inc.	7,772	168,497
Ralcorp Holdings Inc.[a]	10,881	716,079
Ruddick Corp.	14,435	433,483
TreeHouse Foods Inc.[a]	12,606	379,945
Weis Markets Inc.	3,865	166,350

		3,253,428

FOREST PRODUCTS & PAPER – 1.49%
Bowater Inc.	23,286	509,731
Glatfelter Co.	16,672	249,246
Potlatch Corp.	15,910	690,335
Rock-Tenn Co. Class A	15,007	574,168

		2,023,480

GAS – 3.04%
Laclede Group Inc. (The)	8,224	258,151
New Jersey Resources Corp.	11,200	601,440
Nicor Inc.	17,860	915,146
Northwest Natural Gas Co.	11,239	571,054
South Jersey Industries Inc.	11,897	467,195
Southwest Gas Corp.	16,890	639,962
WGL Holdings Inc.	19,945	674,939

		4,127,887

HEALTH CARE - PRODUCTS – 0.43%
CONMED Corp.[a]	11,544	350,014
Invacare Corp.	12,320	229,645

		579,659

HEALTH CARE - SERVICES – 0.75%
Apria Healthcare Group Inc.[a]	17,209	546,214
Kindred Healthcare Inc.[a]	13,543	472,922

		1,019,136

HOME BUILDERS – 1.48%
Beazer Homes USA Inc.	15,887	530,308
Brookfield Homes Corp.[b]	4,723	160,393
Hovnanian Enterprises Inc. Class Aa	18,125	434,819
Meritage Homes Corp.[a]	8,891	309,496
Standard-Pacific Corp.	26,111	544,414
Technical Olympic USA Inc.[b]	7,526	32,889

		2,012,319

Security	Shares	Value
HOME FURNISHINGS – 0.53%
Ethan Allen Interiors Inc.	12,325	$435,072
Furniture Brands International Inc.[b]	18,006	289,536

		724,608

HOUSEHOLD PRODUCTS & WARES – 1.73%
American Greetings Corp. Class A	21,342	543,154
Blyth Inc.	11,604	302,864
Harland (John H.) Co.	10,418	547,987
Helen of Troy Ltd.[a]	11,560	262,412
Tupperware Brands Corp.	24,541	690,093

		2,346,510

INSURANCE – 9.25%
Alfa Corp.	14,912	267,521
American Equity Investment Life Holding Co.	21,183	289,148
Argonaut Group Inc.[a]	13,204	443,786
Assured Guaranty Ltd.	19,523	550,744
CNA Surety Corp.[a]	6,285	129,722
Delphi Financial Group Inc. Class A	17,428	744,176
FBL Financial Group Inc. Class A	5,239	202,959
Harleysville Group Inc.	5,773	176,307
Horace Mann Educators Corp.	17,370	365,465
Infinity Property & Casualty Corp.	8,049	374,359
IPC Holdings Ltd.	25,855	775,133
LandAmerica Financial Group Inc.	7,240	581,734
Max Re Capital Ltd.	18,164	486,795
Midland Co. (The)	5,561	244,072
Navigators Group Inc. (The)[a]	5,376	274,660
Ohio Casualty Corp.	24,567	777,300
Phoenix Companies Inc.	45,641	680,051
Platinum Underwriters Holdings Ltd.	24,092	824,428
Presidential Life Corp.	8,819	167,649
ProAssurance Corp.[a]	12,483	672,085
RLI Corp.	8,926	497,089
Safety Insurance Group Inc.	5,875	235,352
Scottish Re Group Ltd.	20,973	92,910
Selective Insurance Group Inc.	23,263	606,699
State Auto Financial Corp.	5,796	174,170
Stewart Information Services Corp.	6,876	276,553
Triad Guaranty Inc.[a]	4,968	219,635
21st Century Insurance Group	10,563	219,816

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
United America Indemnity Ltd. Class Aa	8,185	$204,461
United Fire & Casualty Co.	8,873	326,083
Zenith National Insurance Corp.	15,142	700,317

		12,581,179

INTERNET – 0.75%
Ariba Inc.[a]	31,349	276,498
EarthLink Inc.[a]	46,810	358,565
United Online Inc.	26,893	388,066

		1,023,129

IRON & STEEL – 2.70%
AK Steel Holding Corp.[a]	44,640	1,362,413
Cleveland-Cliffs Inc.	16,717	1,158,321
Gibraltar Industries Inc.	11,496	256,361
Ryerson Inc.	9,713	399,593
Schnitzer Steel Industries Inc. Class A	9,421	489,044

		3,665,732

LEISURE TIME – 1.12%
Callaway Golf Co.	27,352	491,242
K2 Inc.[a]	20,125	303,686
Polaris Industries Inc.[b]	14,503	732,837

		1,527,765

MACHINERY – 0.70%
Briggs & Stratton Corp.	19,971	592,540
NACCO Industries Inc.	2,215	353,027

		945,567

MANUFACTURING – 2.47%
Ameron International Corp.	3,398	234,938
AptarGroup Inc.	13,025	954,081
EnPro Industries Inc.[a]	8,592	323,575
Federal Signal Corp.	19,632	309,989
FreightCar America Inc.	5,175	257,508
Griffon Corp.[a]	11,092	266,097
Lancaster Colony Corp.	10,146	428,466
Smith (A.O.) Corp.	8,431	321,221
Tredegar Corp.	11,148	260,529

		3,356,404

MEDIA – 2.92%
Belo Corp.	35,680	687,554
Charter Communications Inc. Class Aa	155,085	468,357

Security	Shares	Value
Citadel Broadcasting Corp.	14,206	$130,411
Cox Radio Inc. Class Aa	13,814	195,054
Entercom Communications Corp.	13,121	363,977
Journal Communications Inc. Class A	19,257	259,777
Lee Enterprises Inc.	16,162	423,121
Media General Inc. Class A	8,553	314,237
Mediacom Communications Corp.[a]	22,373	193,079
Scholastic Corp.[a]	13,921	429,741
Sinclair Broadcast Group Inc. Class A	19,585	319,823
Westwood One Inc.	28,038	190,939

		3,976,070

METAL FABRICATE & HARDWARE – 1.40%
Castle (A.M.) & Co.	4,535	153,736
Mueller Industries Inc.	14,930	489,704
Quanex Corp.	14,975	644,374
Worthington Industries Inc.	27,991	622,800

		1,910,614

MINING – 1.50%
Century Aluminum Co.[a]	9,837	465,388
Compass Minerals International Inc.	12,938	444,291
Hecla Mining Co.[a]	47,927	422,237
USEC Inc.[a]	35,204	710,065

		2,041,981

OFFICE & BUSINESS EQUIPMENT – 0.48%
IKON Office Solutions Inc.	44,018	658,509

		658,509

OIL & GAS – 2.20%
Houston Exploration Co.[a]	11,478	635,537
Rosetta Resources Inc.[a]	20,487	440,675
Stone Energy Corp.[a]	10,655	315,708
Swift Energy Co.[a]	11,986	487,231
Western Refining Inc.	11,465	454,243
Whiting Petroleum Corp.[a]	15,057	662,809

		2,996,203

PACKAGING & CONTAINERS – 0.54%
Graphic Packaging Corp.[a]	40,871	209,668
Silgan Holdings Inc.	9,181	526,806

		736,474

68	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 9.35%
American Financial Realty Trust	51,998	$551,179
American Home Mortgage Investment Corp.[b]	18,263	452,557
Anthracite Capital Inc.	23,308	270,373
Capital Trust Inc. Class A	6,695	317,142
Deerfield Triarc Capital Corp.	16,524	267,524
DiamondRock Hospitality Co.	36,279	663,543
Equity One Inc.	15,141	422,888
FelCor Lodging Trust Inc.	25,095	640,675
Getty Realty Corp.	7,836	224,580
Healthcare Realty Trust Inc.	19,648	669,211
Highwoods Properties Inc.	22,797	929,662
Impac Mortgage Holdings Inc.[b]	28,694	159,252
Inland Real Estate Corp.	24,887	452,695
KKR Financial Corp.	32,702	873,470
Lexington Realty Trust	26,370	550,869
MFA Mortgage Investments Inc.	32,078	234,169
National Health Investors Inc.	10,202	346,052
National Retail Properties Inc.	24,428	585,051
Newcastle Investment Corp.	19,499	569,566
NovaStar Financial Inc.[b]	14,866	109,414
Omega Healthcare Investors Inc.	26,424	443,923
Parkway Properties Inc.	6,444	341,532
RAIT Financial Trust	25,126	707,297
Redwood Trust Inc.	10,044	504,309
Senior Housing Properties Trust	34,025	776,791
Sovran Self Storage Inc.	8,203	453,298
Sun Communities Inc.	6,843	203,648

		12,720,670

RETAIL – 8.18%
Asbury Automotive Group Inc.	11,180	321,649
BJ’s Wholesale Club Inc.[a]	26,412	912,006
Blockbuster Inc. Class Aa	43,187	267,759
Blockbuster Inc. Class Ba	24,704	143,036
Bob Evans Farms Inc.	14,788	542,720
Borders Group Inc.	25,151	530,938
Buckle Inc. (The)	6,009	214,041
Cato Corp. Class A	12,340	266,667
CBRL Group Inc.	10,519	468,937
Domino’s Pizza Inc.	15,809	509,840

Security	Shares	Value
Finish Line Inc. (The) Class A	17,404	$229,559
Group 1 Automotive Inc.	8,661	355,101
IHOP Corp.	6,409	377,618
Insight Enterprises Inc.[a]	19,480	386,094
Jack in the Box Inc.[a]	13,801	919,423
Landry’s Restaurants Inc.	7,028	208,732
Nu Skin Enterprises Inc. Class A	21,077	365,264
Payless ShoeSource Inc.[a]	26,628	849,433
Pep Boys - Manny, Moe & Jack Inc.	16,535	308,378
Pier 1 Imports Inc.	32,318	244,001
Regis Corp.	18,499	707,217
Sonic Automotive Inc.	12,325	352,372
Stage Stores Inc.	17,644	389,050
Talbots Inc. (The)	9,057	212,840
Triarc Companies Inc. Class A	6,216	110,023
Triarc Companies Inc. Class B	13,868	225,632
Tuesday Morning Corp.	12,230	170,731
Zale Corp.[a]	19,427	542,208

		11,131,269

SAVINGS & LOANS – 1.96%
Anchor BanCorp Wisconsin Inc.	8,331	224,271
BankAtlantic Bancorp Inc. Class A	19,297	186,023
BankUnited Financial Corp. Class A	14,954	323,754
Downey Financial Corp.	8,474	567,334
FirstFed Financial Corp.[a]	6,825	419,601
Flagstar Bancorp Inc.	15,816	186,629
MAF Bancorp Inc.	12,625	506,894
PFF Bancorp Inc.	8,722	245,437

		2,659,943

SEMICONDUCTORS – 1.03%
Amkor Technology Inc.[a]	41,951	586,894
Axcelis Technologies Inc.[a]	41,128	314,629
Brooks Automation Inc.[a]	28,807	503,258

		1,404,781

SOFTWARE – 0.08%
SYNNEX Corp.[a]	5,485	107,232

		107,232

TELECOMMUNICATIONS – 1.48%
Black Box Corp.	7,129	259,781
Cincinnati Bell Inc.[a]	99,811	506,042

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
Iowa Telecommunications Services Inc.	11,486	$233,281
Loral Space & Communications Inc.[a]	5,158	247,429
MasTec Inc.[a]	17,505	200,782
Premiere Global Services Inc.[a]	28,489	346,711
USA Mobility Inc.	10,041	214,476

		2,008,502

TEXTILES – 0.40%
G&K Services Inc. Class A	8,681	302,967
UniFirst Corp.	5,799	244,022

		546,989

TOYS, GAMES & HOBBIES – 0.20%
JAKKS Pacific Inc.[a]	11,342	272,548

		272,548

TRANSPORTATION – 2.74%
Arkansas Best Corp.	9,294	366,184
Atlas AirWorldwide Holdings Inc.[a]	6,005	345,408
Bristow Group Inc.[a]	8,991	338,062
General Maritime Corp.	10,793	346,132
OMI Corp.	25,578	743,552
Ship Finance International Ltd.	19,758	587,603
Swift Transportation Co. Inc.[a]	18,298	572,361
Werner Enterprises Inc.	22,387	423,338

		3,722,640

WATER – 0.40%
American States Water Co.	6,868	244,776
California Water Service Group	7,770	302,020

		546,796

TOTAL COMMON STOCKS (Cost: $127,720,726)		136,135,491

SHORT-TERM INVESTMENTS – 1.70%

CERTIFICATES OF DEPOSIT[c] – 0.01%
Credit Suisse First Boston NY
5.33% - 5.43%,
07/17/07 - 08/21/07	$2,918	2,918
Deutsche Bank AG
5.35%, 08/08/07	5,210	5,210

		8,128

COMMERCIAL PAPER[c] – 0.04%
BNP Paribas Finance Inc.
5.12%, 06/06/07	729	732

Security	Principal	Value
Concord Minutemen Capital Co. LLC
5.29% - 5.30%,
05/03/07 - 05/16/07[d]	$6,782	$6,774
Crown Point Capital Co. LLC
5.20% - 5.29%,
05/03/07 - 07/18/07[d]	5,756	5,726
General Electric Capital Corp.
5.12% - 5.20%,
06/04/07 - 07/17/07	3,647	3,617
Grampian Funding LLC
5.14%, 06/06/07[d]	3,126	3,110
Harrier Finance Funding LLC
5.12%, 06/06/07[d]	2,084	2,073
Irish Permanent Treasury PLC
5.18%, 07/10/07	1,042	1,032
KKR Pacific Funding Trust
5.30%, 05/10/07[d]	2,318	2,315
Lexington Parker Capital Co. LLC
5.18% - 5.20%,
05/17/07 - 07/25/07[d]	2,633	2,612
Lockhart Funding LLC
5.25%, 05/04/07 - 05/14/07[d]	4,702	4,698
Nestle Capital Corp.
5.19%, 08/09/07[d]	1,250	1,232
Park Sienna LLC
5.30%, 05/18/07[d]	1,250	1,247
Simba Funding Corp.
5.20%, 07/23/07[d]	2,084	2,059
Societe Generale
5.18%, 05/16/07[d]	5,210	5,199
Thornburg Mortgage Capital Resources LLC
5.30%, 05/14/07[d]	1,042	1,040
Ticonderoga Funding LLC
5.27%, 05/17/07[d]	1,094	1,091
Tulip Funding Corp.
5.29%, 05/08/07[d]	4,377	4,372
Westpac Banking Corp.
5.20%, 07/12/07[d]	1,876	1,856
Zela Finance Inc.
5.20%, 07/16/07[d]	1,250	1,237

		52,022

70	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Shares or Principal	Value
MEDIUM-TERM NOTES[c] – 0.00%
Cullinan Finance Corp.
5.71%, 06/28/07[d]	$1,563	$1,563
K2 USA LLC
5.39%, 06/04/07[d]	1,563	1,563
Sigma Finance Inc.
5.51%, 06/18/07[d]	1,709	1,709

		4,835

MONEY MARKET FUNDS – 1.58%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 5.30%[e,f]	180,774	180,774
BGI Cash Premier Fund LLC 5.31%[c,e,f]	1,967,258	1,967,258

		2,148,032

REPURCHASE AGREEMENTS[c] – 0.02%
Banc of America Securities LLC 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,959 (collateralized by non-U.S. government debt securities, value $2,023, 4.63% to 8.00%, 5/1/07 to 9/15/07).	$1,959	1,959
Bank of America N.A. 5.36%, dated 4/30/07, due 5/1/07, maturity value $4,169 (collateralized by non-U.S. government debt securities, value $4,388, 2.48% to 6.13%, 1/15/08 to 7/27/26).	4,168	4,168
Bear Stearns Companies Inc. (The) 5.24%, dated 4/30/07, due 5/1/07, maturity value $3,126 (collateralized by non-U.S. government debt securities, value $3,447, 0.45% to 8.35%, 10/17/18 to 11/25/52).	3,126	3,126

Security	Principal	Value
Bear Stearns Companies Inc. (The) 5.37%, dated 4/30/07, due 5/1/07, maturity value $3,126 (collateralized by U.S. government obligations, value $3,196, 4.50% to 8.75%, 5/1/08 to 4/1/37).	$3,126	$3,126
Citigroup Global Markets Holdings Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $3,126 (collateralized by non-U.S. government debt securities, value $3,324, 0.00% to 6.00%, 2/7/17 to 11/30/60).	3,126	3,126
Greenwich Capital Markets Inc. 5.46%, dated 4/30/07, due 5/1/07, maturity value $2,084 (collateralized by non-U.S. government debt securities, value $2,299, 6.43% to 7.34%, 6/1/13 to 1/5/37).	2,084	2,084
HSBC Securities Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $1,042 (collateralized by non-U.S. government debt securities, value $1,097, 5.26% to 5.95%, 5/1/32 to 6/1/46).	1,042	1,042
JP Morgan Securities Inc. 5.41%, dated 4/30/07, due 5/1/07, maturity value $521 (collateralized by non-U.S. government debt securities, value $549, 6.13% to 6.75%, 4/1/13 to 1/15/16).	521	521

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Principal	Value
Lehman Brothers Holdings Inc. 5.44%, dated 4/30/07, due 5/1/07, maturity value $9,379 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $9,809, 0.00% to 12.00%, 6/1/07 to 7/1/45).	$9,378	$9,378
Merrill Lynch & Co. Inc. 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,084 (collateralized by non-U.S. government debt securities, value $2,158, 4.13% to 8.13%, 9/1/09 to 10/1/26).	2,084	2,084
Morgan Stanley 5.36%, dated 4/30/07, due 5/1/07, maturity value $2,084 (collateralized by non-U.S. government debt securities, value $2,195, 4.70% to 6.57%, 12/15/14 to 6/12/47).	2,084	2,084

		32,698

TIME DEPOSITS[c] – 0.01%
Branch Banking & Trust
5.25%, 05/01/07	5,759	5,759
Societe Generale
5.27%, 05/01/07	7,294	7,294
SunTrust Bank
5.25%, 05/01/07	3,647	3,647

		16,700

VARIABLE & FLOATING RATE NOTES[c] – 0.04%
Arkle Master Issuer PLC
5.30%, 11/19/07[d]	1,563	1,563
ASIF Global Financing
5.40%, 05/03/07[d]	208	208
Brigantine High Grade Funding Ltd.
5.35%, 09/05/07[d]	2,001	2,001

Security	Principal	Value
Carlyle Loan Investment Ltd.
5.37%, 07/15/07[d]	$1,146	$1,146
Commodore CDO Ltd.
5.42%, 12/12/07	448	448
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07[d]	22	22
Granite Master Issuer PLC
5.29%, 08/20/07[d]	7,294	7,294
Harrier Finance Funding LLC
5.29%, 08/07/07[d]	1,042	1,042
Holmes Financing PLC
5.29%, 07/16/07[d]	3,647	3,647
JP Morgan Securities Inc.
5.40%, 11/16/07	4,168	4,168
JPMorgan Chase & Co.
5.45%, 07/27/07[g]	4,168	4,168
Leafs LLC
5.32%, 01/22/08	2,014	2,014
Links Finance LLC
5.28% - 5.35%,
05/10/07 - 05/16/07[d]	2,292	2,293
Master Funding LLC
5.35%, 05/25/07[d]	1,896	1,896
Merrill Lynch & Co. Inc.
5.46%, 05/30/07[g]	2,292	2,292
Metropolitan Life Insurance Funding Agreement
5.43%, 08/01/07[d,g]	208	208
Mound Financing PLC
5.29%, 05/08/07[d]	1,959	1,959
National City Bank of Indiana
5.34%, 05/21/07	1,042	1,042
Newcastle Ltd.
5.34%, 01/24/08[d]	1,355	1,354
Sedna Finance Inc.
5.32%, 05/25/07[d]	938	938
Strips III LLC
5.37%, 07/24/07[d]	396	396
SunTrust Bank
5.29%, 05/01/07	2,084	2,084

72	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2007

Security	Principal	Value
Wachovia Asset Securitization Inc.
5.31%, 05/25/07[d]	$2,169	$2,168
Wachovia Bank N.A.
5.36%, 05/22/07	5,273	5,273
Wal-Mart Stores Inc.
5.50%, 07/16/07[d]	1,563	1,563
White Pine Finance LLC
5.31%, 05/22/07[d]	1,146	1,146
Wind Master Trust
5.31%, 07/25/07[d]	834	834

		53,167

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,315,582)		2,315,582

TOTAL INVESTMENTS IN SECURITIES – 101.80% (Cost: $130,036,308)		138,451,073

Other Assets, Less Liabilities – (1.80)%		(2,452,814)

NET ASSETS – 100.00%		$135,998,259

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 5.
[d]	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]

The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Fund.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	73

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2007

	iShares Morningstar
	Large Core Index Fund	Large Growth Index Fund	Large Value Index Fund	Mid Core Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$144,837,126	$264,904,108	$390,760,250	$130,345,573
Affiliated issuers (Note 2)	273,639	508,752	688,347	239,747

Total cost of investments	$145,110,765	$265,412,860	$391,448,597	$130,585,320

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$160,273,350	$293,487,307	$438,861,331	$146,094,639
Affiliated issuers (Note 2)	273,639	508,752	688,347	239,747

Total value of investments	160,546,989	293,996,059	439,549,678	146,334,386
Receivables:
Dividends and interest	130,915	67,085	621,611	54,686

Total Assets	160,677,904	294,063,144	440,171,289	146,389,072

LIABILITIES
Payables:
Investment securities purchased	–	–	949,168	–
Collateral for securities on loan (Note 5)	–	–	–	207,475
Investment advisory fees (Note 2)	25,498	60,152	88,181	28,294

Total Liabilities	25,498	60,152	1,037,349	235,769

NET ASSETS	$160,652,406	$294,002,992	$439,133,940	$146,153,303

Net assets consist of:
Paid-in capital	$147,096,721	$272,802,056	$392,686,467	$133,869,621
Undistributed net investment income	92,158	16,188	838,645	17,684
Accumulated net realized loss	(1,972,697)	(7,398,451)	(2,492,253)	(3,483,068)
Net unrealized appreciation	15,436,224	28,583,199	48,101,081	15,749,066

NET ASSETS	$160,652,406	$294,002,992	$439,133,940	$146,153,303

Shares outstanding[b]	2,050,000	4,350,000	5,050,000	1,650,000

Net asset value per share	$78.37	$67.59	$86.96	$88.58

[a]	Securities on loan with market values of $–, $–, $– and $191,207, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

74	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2007

	iShares Morningstar
	Mid Growth Index Fund	Mid Value Index Fund	Small Core Index Fund	Small Growth Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$214,455,516	$160,261,337	$147,116,251	$67,253,224
Affiliated issuers (Note 2)	3,527,988	1,192,102	3,550,605	2,685,219

Total cost of investments	$217,983,504	$161,453,439	$150,666,856	$69,938,443

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$242,868,874	$179,527,859	$158,752,367	$71,554,950
Affiliated issuers (Note 2)	3,527,988	1,192,102	3,550,605	2,685,219

Total value of investments	246,396,862	180,719,961	162,302,972	74,240,169
Receivables:
Investment securities sold	–	–	57,813	–
Due from custodian	26,901	–	952	–
Dividends and interest	44,184	112,756	39,432	16,933
Capital shares sold	–	–	–	29,048

Total Assets	246,467,947	180,832,717	162,401,169	74,286,150

LIABILITIES
Payables:
Investment securities purchased	26,901	–	194,352	27,776
Collateral for securities on loan (Note 5)	10,468,224	1,887,731	4,258,178	3,314,579
Investment advisory fees (Note 2)	55,780	42,885	30,277	16,530

Total Liabilities	10,550,905	1,930,616	4,482,807	3,358,885

NET ASSETS	$235,917,042	$178,902,101	$157,918,362	$70,927,265

Net assets consist of:
Paid-in capital	$214,628,515	$161,309,381	$151,458,067	$72,075,596
Undistributed net investment income	26,107	340,694	3,910	15,634
Accumulated net realized loss	(7,150,938)	(2,014,496)	(5,179,731)	(5,465,691)
Net unrealized appreciation	28,413,358	19,266,522	11,636,116	4,301,726

NET ASSETS	$235,917,042	$178,902,101	$157,918,362	$70,927,265

Shares outstanding[b]	2,550,000	1,950,000	1,750,000	900,000

Net asset value per share	$92.52	$91.74	$90.24	$78.81

[a]	Securities on loan with market values of $10,011,321, $1,815,567, $4,059,812 and $3,217,434, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2007

iShares Morningstar
Small Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$127,888,276
Affiliated issuers (Note 2)	2,148,032

Total cost of investments	$130,036,308

Investments in securities, at value (including securities on loana) (Note 1):
Unaffiliated issuers	$136,303,041
Affiliated issuers (Note 2)	2,148,032

Total value of investments	138,451,073
Receivables:
Dividends and interest	229,347

Total Assets	138,680,420

LIABILITIES
Payables:
Investment securities purchased	514,805
Collateral for securities on loan (Note 5)	2,134,808
Investment advisory fees (Note 2)	32,548

Total Liabilities	2,682,161

NET ASSETS	$135,998,259

Net assets consist of:
Paid-in capital	$130,732,284
Undistributed net investment income	190,349
Accumulated net realized loss	(3,339,139)
Net unrealized appreciation	8,414,765

NET ASSETS	$135,998,259

Shares outstanding[b]	1,600,000

Net asset value per share	$85.00

[a]	Securities on loan with market values of $2,052,383, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

76	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2007

	iShares Morningstar
	Large Core Index Fund	Large Growth Index Fund	Large Value Index Fund	Mid Core Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$2,137,753	$1,868,789	$9,911,869	$1,875,748
Interest from affiliated issuers (Note 2)	8,002	12,951	25,937	7,982
Securities lending income from unaffiliated issuers	5	361	2,556	1,311

Total investment income	2,145,760	1,882,101	9,940,362	1,885,041

EXPENSES
Investment advisory fees (Note 2)	239,422	579,056	841,324	289,953

Total expenses	239,422	579,056	841,324	289,953

Net investment income	1,906,338	1,303,045	9,099,038	1,595,088

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,313,385)	(5,237,596)	(2,108,710)	(3,664,774)
In-kind redemptions	5,687,148	6,957,313	24,149,313	13,167,367

Net realized gain	4,373,763	1,719,717	22,040,603	9,502,593

Net change in unrealized appreciation (depreciation)	11,162,050	22,054,160	33,962,309	5,492,269

Net realized and unrealized gain	15,535,813	23,773,877	56,002,912	14,994,862

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,442,151	$25,076,922	$65,101,950	$16,589,950

[a]	Net of foreign withholding tax of $–, $1,119, $– and $–, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2007

	iShares Morningstar
	Mid Growth Index Fund	Mid Value Index Fund	Small Core Index Fund	Small Growth Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$843,828	$3,287,445	$996,453	$152,599
Interest from affiliated issuers (Note 2)	7,094	10,870	6,473	2,790
Securities lending income from unaffiliated issuers	91,962	5,495	36,983	41,150
Securities lending income from affiliated issuers (Note 2)	872	275	6,744	915

Total investment income	943,756	3,304,085	1,046,653	197,454

EXPENSES
Investment advisory fees (Note 2)	578,622	389,094	297,373	178,480

Total expenses	578,622	389,094	297,373	178,480

Net investment income	365,134	2,914,991	749,280	18,974

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(6,410,692)	(1,722,388)	(4,324,940)	(4,918,393)
In-kind redemptions	12,247,703	8,342,916	12,992,440	6,626,755

Net realized gain	5,837,011	6,620,528	8,667,500	1,708,362

Net change in unrealized appreciation (depreciation)	8,069,080	13,058,252	2,630,613	(2,659,693)

Net realized and unrealized gain (loss)	13,906,091	19,678,780	11,298,113	(951,331)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,271,225	$22,593,771	$12,047,393	$(932,357)

[a]	Net of foreign withholding tax of $–, $2,138, $201 and $–, respectively.

See notes to financial statements.

78	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2007

iShares Morningstar
Small Value Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$2,571,251
Interest from affiliated issuers (Note 2)	8,422
Securities lending income from unaffiliated issuers	58,459
Securities lending income from affiliated issuers (Note 2)	1,923

Total investment income	2,640,055

EXPENSES
Investment advisory fees (Note 2)	303,659

Total expenses	303,659

Net investment income	2,336,396

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(2,407,478)
In-kind redemptions	8,384,629

Net realized gain	5,977,151

Net change in unrealized appreciation (depreciation)	2,973,664

Net realized and unrealized gain	8,950,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,287,211

[a]	Net of foreign withholding tax of $1,277.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large Core Index Fund		iShares Morningstar Large Growth Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,906,338	$1,248,287	$1,303,045	$524,446
Net realized gain (loss)	4,373,763	3,245,432	1,719,717	(813,623)
Net change in unrealized appreciation (depreciation)	11,162,050	4,437,437	22,054,160	8,996,166

Net increase in net assets resulting from operations	17,442,151	8,931,156	25,076,922	8,706,989

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,887,514)	(1,212,625)	(1,326,103)	(485,200)

Total distributions to shareholders	(1,887,514)	(1,212,625)	(1,326,103)	(485,200)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	110,652,592	58,922,177	111,161,892	149,330,036
Cost of shares redeemed	(52,304,322)	(33,171,061)	(44,817,027)	(3,129,909)

Net increase in net assets from capital share transactions	58,348,270	25,751,116	66,344,865	146,200,127

INCREASE IN NET ASSETS	73,902,907	33,469,647	90,095,684	154,421,916

NET ASSETS
Beginning of year	86,749,499	53,279,852	203,907,308	49,485,392

End of year	$160,652,406	$86,749,499	$294,002,992	$203,907,308

Undistributed net investment income included in net assets at end of year	$92,158	$74,132	$16,188	$39,246

SHARES ISSUED AND REDEEMED
Shares sold	1,550,000	900,000	1,800,000	2,450,000
Shares redeemed	(750,000)	(500,000)	(750,000)	(50,000)

Net increase in shares outstanding	800,000	400,000	1,050,000	2,400,000

See notes to financial statements.

80	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large Value Index Fund		iShares Morningstar Mid Core Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,099,038	$2,860,067	$1,595,088	$1,119,174
Net realized gain	22,040,603	333,858	9,502,593	6,518,967
Net change in unrealized appreciation (depreciation)	33,962,309	13,483,764	5,492,269	11,564,151

Net increase in net assets resulting from operations	65,101,950	16,677,689	16,589,950	19,202,292

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,669,372)	(2,598,764)	(1,463,150)	(1,070,270)
Return of capital	–	–	(152,885)	(31,900)

Total distributions to shareholders	(8,669,372)	(2,598,764)	(1,616,035)	(1,102,170)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	369,245,729	86,064,600	110,512,185	46,595,740
Cost of shares redeemed	(135,105,724)	(6,905,289)	(84,651,987)	(22,429,723)

Net increase in net assets from capital share transactions	234,140,005	79,159,311	25,860,198	24,166,017

INCREASE IN NET ASSETS	290,572,583	93,238,236	40,834,113	42,266,139

NET ASSETS
Beginning of year	148,561,357	55,323,121	105,319,190	63,053,051

End of year	$439,133,940	$148,561,357	$146,153,303	$105,319,190

Undistributed net investment income included in net assets at end of year	$838,645	$412,439	$17,684	$13,424

SHARES ISSUED AND REDEEMED
Shares sold	4,750,000	1,250,000	1,400,000	650,000
Shares redeemed	(1,700,000)	(100,000)	(1,100,000)	(300,000)

Net increase in shares outstanding	3,050,000	1,150,000	300,000	350,000

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid Growth Index Fund		iShares Morningstar Mid Value Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$365,134	$230,160	$2,914,991	$1,726,307
Net realized gain	5,837,011	5,846,946	6,620,528	5,669,390
Net change in unrealized appreciation (depreciation)	8,069,080	21,252,827	13,058,252	5,846,572

Net increase in net assets resulting from operations	14,271,225	27,329,933	22,593,771	13,242,269

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(751,762)	(213,813)	(2,543,883)	(1,659,613)

Total distributions to shareholders	(751,762)	(213,813)	(2,543,883)	(1,659,613)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	101,029,775	179,138,978	127,080,230	84,671,134
Cost of shares redeemed	(83,546,235)	(32,629,920)	(67,762,867)	(30,135,701)

Net increase in net assets from capital share transactions	17,483,540	146,509,058	59,317,363	54,535,433

INCREASE IN NET ASSETS	31,003,003	173,625,178	79,367,251	66,118,089

NET ASSETS
Beginning of year	204,914,039	31,288,861	99,534,850	33,416,761

End of year	$235,917,042	$204,914,039	$178,902,101	$99,534,850

Undistributed net investment income included in net assets at end of year	$26,107	$14,325	$340,694	$23,227

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	2,350,000	1,550,000	1,150,000
Shares redeemed	(1,050,000)	(450,000)	(850,000)	(400,000)

Net increase in shares outstanding	150,000	1,900,000	700,000	750,000

See notes to financial statements.

82	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Core Index Fund		iShares Morningstar Small Growth Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$749,280	$569,687	$18,974	$3,956
Net realized gain	8,667,500	3,268,617	1,708,362	2,580,051
Net change in unrealized appreciation (depreciation)	2,630,613	12,102,641	(2,659,693)	10,090,049

Net increase (decrease) in net assets resulting from operations	12,047,393	15,940,945	(932,357)	12,674,056

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(652,819)	(507,324)	–	–
Return of capital	(136,936)	–	–	(3,533)

Total distributions to shareholders	(789,755)	(507,324)	–	(3,533)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	132,193,949	57,006,282	38,087,953	52,928,060
Cost of shares redeemed	(76,689,877)	(18,603,701)	(43,081,786)	(14,125,154)

Net increase (decrease) in net assets from capital share transactions	55,504,072	38,402,581	(4,993,833)	38,802,906

INCREASE (DECREASE) IN NET ASSETS	66,761,710	53,836,202	(5,926,190)	51,473,429

NET ASSETS
Beginning of year	91,156,652	37,320,450	76,853,455	25,380,026

End of year	$157,918,362	$91,156,652	$70,927,265	$76,853,455

Undistributed net investment income included in net assets at end of year	$3,910	$39,885	$15,634	$368

SHARES ISSUED AND REDEEMED
Shares sold	1,600,000	750,000	500,000	750,000
Shares redeemed	(950,000)	(250,000)	(600,000)	(200,000)

Net increase (decrease) in shares outstanding	650,000	500,000	(100,000)	550,000

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Value Index Fund
	Year ended April 30, 2007	Year ended April 30, 2006

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,336,396	$1,222,527
Net realized gain	5,977,151	3,595,165
Net change in unrealized appreciation (depreciation)	2,973,664	8,140,190

Net increase in net assets resulting from operations	11,287,211	12,957,882

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,154,241)	(1,124,068)

Total distributions to shareholders	(2,154,241)	(1,124,068)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	102,389,355	50,130,716
Cost of shares redeemed	(57,188,358)	(14,601,643)

Net increase in net assets from capital share transactions	45,200,997	35,529,073

INCREASE IN NET ASSETS	54,333,967	47,362,887

NET ASSETS
Beginning of year	81,664,292	34,301,405

End of year	$135,998,259	$81,664,292

Undistributed net investment income included in net assets at end of year	$190,349	$47,472

SHARES ISSUED AND REDEEMED
Shares sold	1,300,000	700,000
Shares redeemed	(750,000)	(200,000)

Net increase in shares outstanding	550,000	500,000

See notes to financial statements.

84	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Core Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$69.40	$62.68	$59.92

Income from investment operations:
Net investment income	1.16 [b]	0.98	0.65
Net realized and unrealized gain[c]	8.92	6.71	2.71

Total from investment operations	10.08	7.69	3.36

Less distributions from:
Net investment income	(1.11)	(0.97)	(0.60)

Total distributions	(1.11)	(0.97)	(0.60)

Net asset value, end of period	$78.37	$69.40	$62.68

Total return	14.66%	12.35%	5.62%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$160,652	$86,749	$53,280
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	1.59%	1.58%	1.33%
Portfolio turnover rate[f]	39%	15%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Growth Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$61.79	$54.98	$59.96

Income from investment operations:
Net investment income	0.35 [b]	0.24	0.80
Net realized and unrealized gain (loss)[c]	5.80	6.80	(4.98)

Total from investment operations	6.15	7.04	(4.18)

Less distributions from:
Net investment income	(0.35)	(0.23)	(0.80)
Return of capital	–	–	(0.00)[d]

Total distributions	(0.35)	(0.23)	(0.80)

Net asset value, end of period	$67.59	$61.79	$54.98

Total return	10.00%	12.81%	(7.04)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$294,003	$203,907	$49,485
Ratio of expenses to average net assets[f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	0.56%	0.44%	1.48%
Portfolio turnover rate[g]	28%	24%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Value Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$74.28	$65.09	$60.13

Income from investment operations:
Net investment income	2.18 [b]	1.79	1.41
Net realized and unrealized gain[c]	12.56	9.17	4.77

Total from investment operations	14.74	10.96	6.18

Less distributions from:
Net investment income	(2.06)	(1.77)	(1.22)

Total distributions	(2.06)	(1.77)	(1.22)

Net asset value, end of period	$86.96	$74.28	$65.09

Total return	20.14%	17.05%	10.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$439,134	$148,561	$55,323
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	2.70%	2.89%	2.85%
Portfolio turnover rate[f]	22%	17%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Core Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$78.01	$63.05	$59.61

Income from investment operations:
Net investment income	1.10 [b]	0.91	0.46
Net realized and unrealized gain[c]	10.57	14.96	3.39

Total from investment operations	11.67	15.87	3.85

Less distributions from:
Net investment income	(1.00)	(0.88)	(0.41)
Return of capital	(0.10)	(0.03)	–

Total distributions	(1.10)	(0.91)	(0.41)

Net asset value, end of period	$88.58	$78.01	$63.05

Total return	15.09%	25.26%	6.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$146,153	$105,319	$63,053
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	1.38%	1.26%	1.12%
Portfolio turnover rate[f]	53%	19%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Growth Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$85.38	$62.58	$59.33

Income from investment operations:
Net investment income	0.16 [b]	0.13	0.04
Net realized and unrealized gain[c]	7.31	22.80	3.24

Total from investment operations	7.47	22.93	3.28

Less distributions from:
Net investment income	(0.33)	(0.13)	(0.03)

Total distributions	(0.33)	(0.13)	(0.03)

Net asset value, end of period	$92.52	$85.38	$62.58

Total return	8.78%	36.67%	5.52%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$235,917	$204,914	$31,289
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	0.19%	0.23%	0.09%
Portfolio turnover rate[f]	50%	21%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Value Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$79.63	$66.83	$59.91

Income from investment operations:
Net investment income	1.88 [b]	1.81 [b]	1.23
Net realized and unrealized gain[c]	11.84	12.79	6.73

Total from investment operations	13.72	14.60	7.96

Less distributions from:
Net investment income	(1.61)	(1.80)	(1.04)

Total distributions	(1.61)	(1.80)	(1.04)

Net asset value, end of period	$91.74	$79.63	$66.83

Total return	17.46%	22.07%	13.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$178,902	$99,535	$33,417
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.25%	2.42%	2.52%
Portfolio turnover rate[f]	43%	18%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Core Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$82.87	$62.20	$59.83

Income from investment operations:
Net investment income	0.53 [b]	0.73	0.43
Net realized and unrealized gain[c]	7.40	20.62	2.32

Total from investment operations	7.93	21.35	2.75

Less distributions from:
Net investment income	(0.46)	(0.68)	(0.35)
Return of capital	(0.10)	–	(0.03)

Total distributions	(0.56)	(0.68)	(0.38)

Net asset value, end of period	$90.24	$82.87	$62.20

Total return	9.62%	34.47%	4.56%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$157,918	$91,157	$37,320
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	0.63%	1.04%	0.82%
Portfolio turnover rate[f]	73%	45%	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights (Continued)

iSHARES® TRUST

Financial Highlights (Continued)

	iShares Morningstar Small Growth Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$76.85	$56.40	$59.59

Income from investment operations:
Net investment income (loss)	0.02 [b]	0.01	(0.04)
Net realized and unrealized gain (loss)[c]	1.94	20.45	(3.15)

Total from investment operations	1.96	20.46	(3.19)

Less distributions from:
Return of capital	–	(0.01)	–

Total distributions	–	(0.01)	–

Net asset value, end of period	$78.81	$76.85	$56.40

Total return	2.55%	36.27%	(5.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$70,927	$76,853	$25,380
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets[e]	0.03%	0.01%	(0.11)%
Portfolio turnover rate[f]	59%	38%	26%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

92	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Value Index Fund
	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005

Net asset value, beginning of period	$77.78	$62.37	$59.97

Income from investment operations:
Net investment income[b]	1.85	1.55	1.07
Net realized and unrealized gain[c]	7.06	15.31	2.39

Total from investment operations	8.91	16.86	3.46

Less distributions from:
Net investment income	(1.69)	(1.45)	(1.06)

Total distributions	(1.69)	(1.45)	(1.06)

Net asset value, end of period	$85.00	$77.78	$62.37

Total return	11.63%	27.24%	5.72%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$135,998	$81,664	$34,301
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.31%	2.16%	1.98%
Portfolio turnover rate[f]	56%	17%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of April 30, 2007, the Trust offered 104 investment portfolios or funds.

These financial statements relate only to the iShares Morningstar Large Core, iShares Morningstar Large Growth, iShares Morningstar Large Value, iShares Morningstar Mid Core, iShares Morningstar Mid Growth, iShares Morningstar Mid Value, iShares Morningstar Small Core, iShares Morningstar Small Growth and iShares Morningstar Small Value Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a diversified fund under the 1940 Act, except for the iShares Morningstar Large Core, iShares Morningstar Large Growth and iShares Morningstar Large Value Index Funds, which are classified as non-diversified funds. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s

94	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2007, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Morningstar Large Core	$92,158	$14,271,499	$(807,972)	$13,555,685
Morningstar Large Growth	16,188	27,177,590	(5,992,842)	21,200,936
Morningstar Large Value	838,645	46,248,306	(639,478)	46,447,473
Morningstar Mid Core	–	14,756,676	(2,472,994)	12,283,682
Morningstar Mid Growth	24,532	24,993,739	(3,729,744)	21,288,527
Morningstar Mid Value	334,216	18,031,434	(772,930)	17,592,720
Morningstar Small Core	–	9,973,596	(3,513,301)	6,460,295
Morningstar Small Growth	13,765	3,448,519	(4,610,615)	(1,148,331)
Morningstar Small Value	203,908	6,474,227	(1,412,160)	5,265,975

For the years ended April 30, 2007 and April 30, 2006, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2007.

From November 1, 2006 to April 30, 2007, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2008, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses

Morningstar Large Core	$91,110

Morningstar Large Growth	2,095,851

Morningstar Large Value	116,538

Morningstar Mid Core	306,314

iShares Index Fund	Deferred Net Realized Capital Losses

Morningstar Mid Growth	$3,476,943

Morningstar Small Core	446,559

Morningstar Small Growth	1,368,161

Morningstar Small Value	211,365

The Funds had tax basis net capital loss carryforwards as of April 30, 2007, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2013	Expiring 2014	Expiring 2015	Total
Morningstar Large Core	$39,699	$86,938	$590,225	$716,862
Morningstar Large Growth	54,115	754,949	3,087,927	3,896,991
Morningstar Large Value	18,851	35,116	468,973	522,940
Morningstar Mid Core	20,026	126,713	2,019,941	2,166,680
Morningstar Mid Growth	14,863	105,739	132,199	252,801
Morningstar Mid Value	9,742	204,827	558,361	772,930
Morningstar Small Core	12,494	40,013	3,014,235	3,066,742
Morningstar Small Growth	37,247	166,146	3,039,061	3,242,454
Morningstar Small Value	18,678	142,621	1,039,496	1,200,795

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2007, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2007 are disclosed in the Funds’ Statements of Operations.

96	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2007, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Morningstar Large Core	$146,275,490	$14,986,148	$(714,649)	$14,271,499
Morningstar Large Growth	266,818,469	33,528,705	(6,351,115)	27,177,590
Morningstar Large Value	393,301,372	46,717,306	(469,000)	46,248,306
Morningstar Mid Core	131,577,710	17,812,712	(3,056,036)	14,756,676
Morningstar Mid Growth	221,403,123	30,314,185	(5,320,446)	24,993,739
Morningstar Mid Value	162,688,527	20,225,346	(2,193,912)	18,031,434
Morningstar Small Core	152,329,376	14,439,921	(4,466,325)	9,973,596
Morningstar Small Growth	70,791,650	6,699,029	(3,250,510)	3,448,519
Morningstar Small Value	131,976,846	12,567,712	(6,093,485)	6,474,227

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors (“BGFA”) manages the investment of each Fund’s assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each Fund, BGFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee

Morningstar Large Core	0.20%

Morningstar Large Growth	0.25

Morningstar Large Value	0.25

Morningstar Mid Core	0.25

Morningstar Mid Growth	0.30

iShares Index Fund	Investment Advisory Fee

Morningstar Mid Value	0.30%

Morningstar Small Core	0.25

Morningstar Small Growth	0.30

Morningstar Small Value	0.30

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investors Bank & Trust Company (“Investors Bank”) serves as administrator, custodian and transfer agent for the Trust. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. (“SEI”) serves as each Fund’s underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. SEI does not receive a fee from the Funds for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds are permitted to lend portfolio securities to Barclays Capital Inc. (“BarCap”). Pursuant to the same exemptive order, Barclays Global Investors, N.A. (“BGI”) serves as securities lending agent for the Trust. BarCap and BGI are affiliates of BGFA, the Funds’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2007, BGI earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees

Morningstar Large Core	$5

Morningstar Large Growth	361

Morningstar Large Value	2,556

Morningstar Mid Core	1,311

Morningstar Mid Growth	92,834

iShares Index Fund	Securities Lending Agent Fees

Morningstar Mid Value	$5,770

Morningstar Small Core	43,727

Morningstar Small Growth	42,065

Morningstar Small Value	60,382

Cross trades for the year ended April 30, 2007, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest in the Institutional Shares of certain money market funds managed by BGFA, the Funds’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Funds from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

Each Fund may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. See Note 5 for additional information regarding the Premier Fund.

As of April 30, 2007, certain trustees and officers of the Trust are also officers of BGI and/or BGFA.

98	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2007 were as follows:

iShares Index Fund	Purchases	Sales
Morningstar Large Core	$47,282,596	$47,459,110
Morningstar Large Growth	65,093,967	65,362,795
Morningstar Large Value	73,934,181	74,640,364
Morningstar Mid Core	63,205,809	62,271,451
Morningstar Mid Growth	97,527,312	98,029,157
Morningstar Mid Value	56,111,964	55,367,408
Morningstar Small Core	86,889,644	86,795,689
Morningstar Small Growth	35,599,310	35,284,141
Morningstar Small Value	57,083,151	56,190,876

In-kind transactions (see Note 4) for the year ended April 30, 2007 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Morningstar Large Core	$110,391,384	$52,084,871
Morningstar Large Growth	111,009,421	44,754,701
Morningstar Large Value	368,003,946	132,781,607
Morningstar Mid Core	110,328,648	85,389,390
Morningstar Mid Growth	100,914,731	83,347,853
Morningstar Mid Value	126,730,336	67,695,922
Morningstar Small Core	132,042,522	76,551,800
Morningstar Small Growth	38,024,266	43,341,276
Morningstar Small Value	102,079,301	57,116,565

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to Investors Bank, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of April 30, 2007, certain Funds received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of April 30, 2007 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

100	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund and iShares Morningstar Small Value Index Fund, each a fund of iShares Trust (the “Funds”), at April 30, 2007, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2007 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Morningstar Large Core	100.00%

Morningstar Large Growth	100.00

Morningstar Large Value	100.00

Morningstar Mid Core	83.40

iShares Index Fund	Dividends- Received Deduction

Morningstar Mid Growth	100.00%

Morningstar Mid Value	95.51

Morningstar Small Core	100.00

Morningstar Small Value	45.66

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2007:

iShares Index Fund	Qualified Dividend Income

Morningstar Large Core	$1,887,514

Morningstar Large Growth	1,303,045

Morningstar Large Value	8,669,372

Morningstar Mid Core	1,463,150

iShares Index Fund	Qualified Dividend Income

Morningstar Mid Growth	$751,762

Morningstar Mid Value	2,543,883

Morningstar Small Core	631,274

Morningstar Small Value	1,600,692

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2007. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

102	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large Core Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	0.44%
Between 0.5% and –0.5%	683	99.12
Less than –0.5% and Greater than –1.0%	3	0.44

	689	100.00%

iShares Morningstar Large Growth Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.15%
Greater than 0.5% and Less than 1.0%	5	0.73
Between 0.5% and –0.5%	680	98.68
Less than –0.5% and Greater than –1.0%	3	0.44

	689	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Large Value Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	0.44%
Between 0.5% and –0.5%	682	98.98
Less than –0.5% and Greater than –1.0%	4	0.58

	689	100.00%

iShares Morningstar Mid Core Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.15%
Between 0.5% and –0.5%	687	99.70
Less than –0.5% and Greater than –1.0%	1	0.15

	689	100.00%

iShares Morningstar Mid Growth Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.15%
Greater than 0.5% and Less than 1.0%	2	0.29
Between 0.5% and –0.5%	684	99.27
Less than –0.5% and Greater than –1.0%	2	0.29

	689	100.00%

iShares Morningstar Mid Value Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.15%
Between 0.5% and –0.5%	687	99.70
Less than –0.5% and Greater than –1.0%	1	0.15

	689	100.00%

104	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Core Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	0.87%
Between 0.5% and –0.5%	679	98.55
Less than –0.5% and Greater than –1.0%	4	0.58

	689	100.00%

iShares Morningstar Small Growth Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.15%
Greater than 0.5% and Less than 1.0%	8	1.16
Between 0.5% and –0.5%	675	97.96
Less than –0.5% and Greater than –1.0%	5	0.73

	689	100.00%

iShares Morningstar Small Value Index Fund

Period Covered: July 1, 2004 through March 31, 2007

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.15%
Greater than 0.5% and Less than 1.0%	6	0.87
Between 0.5% and –0.5%	677	98.25
Less than –0.5% and Greater than –1.0%	5	0.73

	689	100.00%

SUPPLEMENTAL INFORMATION	105

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio (“MIP”) are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and oversees 133 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and oversees an additional 24 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee and Officer is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105. The Board has designated George G.C. Parker as its Lead Trustee. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Trustee, Chairman and President (since 2003).	Chief Executive Officer of Global Index and Markets Group of BGI (since 2005); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director of Barclays Global Fund Advisors (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director, Chairman and Chief Executive Officer of Barclays Global Investors Services (since 2005); Chief Executive Officer of the Individual Investor Business of BGI (1999-2003).	Director (since 2003) of iShares, Inc.; Trustee (since 2001) of BGlF and MIP; Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.

*John E. Martinez, 1962	Trustee (since 2003).	Co-Chief Executive Officer of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003).	Director (since 2003) of iShares, Inc.; Director (since 2005) of Real Estate Equity Exchange.

*

Lee T. Kranefuss and John E. Martinez are deemed to be “interested persons”(as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

106	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker, 1939	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus (since 1994); Formerly Senior Associate Dean for Academic Affairs, Director of MBA Program, Stanford University: Graduate School of Business (1993-2001).	Director (since 2002) of iShares, Inc.; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2004) of Threshold Pharmaceuticals; Director (since 2007) of NETGEAR, Inc.

Cecilia H. Herbert, 1949	Trustee (since 2005).	Member of Finance Council, Archdiocese of San Francisco (1999-2006); Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee (2004-2005) of Pacific Select Funds; Trustee (1992-2003) of the Montgomery Funds; Trustee (since 2002) of the Thacher School.	Director (since 2005) of iShares, Inc.

Charles A. Hurty, 1943	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director (since 2002) of GMAM Absolute Return Strategy Fund (1 portfolio); Director (since 2002) of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio); Director (since 2005) of CSFB Alternative Investments Fund (6 portfolios).

John E. Kerrigan, 1955	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Director (since 2005) of iShares, Inc.; Member (since 2004) of Advisory Council for Commonfund Distressed Debt Partners II.

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver, 1955	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer(since 2006).	Director (since 2007) of iShares, Inc.; Director and Member (since 2006) of the Audit and Compensation Committee of EPAM Systems, Inc.

Officer

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Michael A. Latham, 1965	Secretary, Treasurer and Principal Financial Officer (since 2002).	Head of Americas iShares (since 2007); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (since 2003); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (since 2005); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003).	None.

108	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	109

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares S&P Domestic Index Funds

iShares S&P 1500 (ISI)

iShares S&P 100 (OEF)

iShares S&P 500 (IVV)

iShares S&P 500 Growth (IVW)

iShares S&P 500 Value (IVE)

iShares S&P MidCap 400 (IJH)

iShares S&P MidCap 400 Growth (IJK)

iShares S&P MidCap 400 Value (IJJ)

iShares S&P SmallCap 600 (IJR)

iShares S&P SmallCap 600 Growth (IJT)

iShares S&P SmallCap 600 Value (IJS)

iShares S&P GSSI™ Natural Resources (IGE)

iShares S&P GSTI™ Networking (IGN)

iShares S&P GSTI™ Semiconductor (IGW)

iShares S&P GSTI™ Software (IGV)

iShares S&P GSTI™ Technology (IGM)

iShares Domestic Sector Index Funds

iShares Cohen & Steers Realty Majors (ICF)

iShares Dow Jones U.S. Basic Materials Sector (IYM)

iShares Dow Jones U.S. Consumer Services Sector (IYC)

iShares Dow Jones U.S. Consumer Goods Sector (IYK)

iShares Dow Jones U.S. Energy Sector (IYE)

iShares Dow Jones U.S. Financial Sector (IYF)

iShares Dow Jones U.S. Financial Services (IYG)

iShares Dow Jones U.S. Healthcare Sector (IYH)

iShares Dow Jones U.S. Industrial Sector (IYJ)

iShares Dow Jones U.S. Real Estate (IYR)

iShares Dow Jones U.S. Technology Sector (IYW)

iShares Dow Jones U.S. Telecommunications Sector (IYZ)

iShares Dow Jones Transportation Average (IYT)

iShares Dow Jones U.S. Utilities Sector (IDU)

iShares Dow Jones U.S. Total Market (IYY)

iShares Nasdaq Biotechnology (IBB)

iShares Domestic Subsector Index Funds

iShares Dow Jones U.S. Aerospace & Defense (ITA)

iShares Dow Jones U.S. Broker-Dealers (IAI)

iShares Dow Jones U.S. Healthcare Providers (IHF)

iShares Dow Jones U.S. Home Construction (ITB)

iShares Dow Jones U.S. Insurance (IAK)

iShares Dow Jones U.S. Medical Devices (IHI)

iShares Dow Jones U.S. Oil & Gas Exploration & Production (IEO)

iShares Dow Jones U.S. Oil Equipment & Services (IEZ)

iShares Dow Jones U.S. Pharmaceuticals (IHE)

iShares Dow Jones U.S. Regional Banks (IAT)

iShares FTSE NAREIT Industrial/Office (FIO)

iShares FTSE NAREIT Mortgage REITs (REM)

iShares FTSE NAREIT Real Estate 50 (FTY)

iShares FTSE NAREIT Residential (REZ)

iShares FTSE NAREIT Retail (RTL)

iShares Global Index Funds

iShares S&P Global 100 (IOO)

iShares S&P Global Consumer Discretionary Sector (RXI)

iShares S&P Global Consumer Staples Sector (KXI)

iShares S&P Global Energy Sector (IXC)

iShares S&P Global Financials Sector (IXG)

iShares S&P Global Healthcare Sector (IXJ)

iShares S&P Global Industrials Sector (EXI)

iShares S&P Global Materials Sector (MXI)

iShares S&P Global Technology Sector (IXN)

iShares S&P Global Telecommunications Sector (IXP)

iShares S&P Global Utilities Sector (JXI)

iShares Russell Index Funds

iShares Russell 3000 (IWV)

iShares Russell 3000 Growth (IWZ)

iShares Russell 3000 Value (IWW)

iShares Russell 1000 (IWB)

iShares Russell 1000 Growth (IWF)

iShares Russell 1000 Value (IWD)

iShares Russell Midcap (IWR)

iShares Russell Midcap Growth (IWP)

iShares Russell Midcap Value (IWS)

iShares Russell 2000 (IWM)

iShares Russell 2000 Growth (IWO)

iShares Russell 2000 Value (IWN)

iShares Russell Microcap™ (IWC)

iShares International Country Index Funds

iShares FTSE/Xinhua China 25 (FXI)

iShares MSCI Australia (EWA)

iShares MSCI Austria (EWO)

iShares MSCI Belgium (EWK)

iShares MSCI Brazil (EWZ)

iShares MSCI Canada (EWC)

iShares MSCI France (EWQ)

iShares MSCI Germany (EWG)

iShares MSCI Hong Kong (EWH)

iShares MSCI Italy (EWI)

iShares MSCI Japan (EWJ)

iShares MSCI Malaysia (EWM)

iShares MSCI Mexico (EWW)

iShares MSCI Netherlands (EWN)

iShares MSCI Singapore (EWS)

iShares MSCI South Africa (EZA)

iShares MSCI South Korea (EWY)

iShares MSCI Spain (EWP)

iShares MSCI Sweden (EWD)

iShares MSCI Switzerland (EWL)

iShares MSCI Taiwan (EWT)

iShares MSCI United Kingdom (EWU)

iShares S&P/TOPIX 150 (ITF)

iShares Bond Funds

iShares Lehman Aggregate (AGG)

iShares Lehman Short Treasury (SHV)

iShares Lehman 1-3 Year Treasury (SHY)

iShares Lehman 3-7 Year Treasury (IEI)

iShares Lehman 7-10 Year Treasury (IEF)

iShares Lehman 10-20 Year Treasury (TLH)

iShares Lehman 20+ Year Treasury (TLT)

iShares Lehman TIPS (TIP)

iShares Lehman Credit (CFT)

iShares Lehman 1-3 Year Credit (CSJ)

iShares Lehman Intermediate Credit (CIU)

iShares iBoxx $ Investment Grade Corporate (LQD)

iShares Lehman Government/Credit (GBF)

iShares Lehman Intermediate Government/Credit (GVI)

iShares Lehman MBS Fixed-Rate (MBB)

iShares iBoxx $ High Yield Corporate (HYG)

iShares Specialty Index Funds

iShares KLD Select SocialSM (KLD)

iShares KLD 400 Social (DSI)

iShares Dow Jones Select Dividend (DVY)

iShares S&P U.S. Preferred Stock (PFF)

iShares International Index Funds

iShares MSCI EAFE (EFA)

iShares MSCI EAFE Growth (EFG)

iShares MSCI EAFE Value (EFV)

iShares MSCI Emerging Markets (EEM)

iShares MSCI EMU (EZU)

iShares MSCI Pacific ex-Japan (EPP)

iShares S&P Europe 350 (IEV)

iShares S&P Latin America 40 (ILF)

iShares Morningstar Index Funds

iShares Morningstar Large Core (JKD)

iShares Morningstar Large Growth (JKE)

iShares Morningstar Large Value (JKF)

iShares Morningstar Mid Core (JKG)

iShares Morningstar Mid Growth (JKH)

iShares Morningstar Mid Value (JKI)

iShares Morningstar Small Core (JKJ)

iShares Morningstar Small Growth (JKK)

iShares Morningstar Small Value (JKL)

iShares NYSE Index Funds

iShares NYSE Composite (NYC)

iShares NYSE 100 (NY)

iShares® is a registered trademark of Barclays Global Investors, N.A. The iShares Funds are not sponsored, endorsed or issued by Lehman Brothers, nor are they sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx, KLD Research & Analytics, Inc., Morgan Stanley Capital International, Morningstar, Inc., The NASDAQ Stock Market, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Frank Russell Company, or Standard & Poor’s. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI nor BGI, nor any of their affiliates, are affiliated with the companies listed above. iBoxx is a registered trademark of International Index Company Limited. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSENAREIT Real Estate 50 Index, FTSENAREIT Residential Index, FTSENAREIT Retail Index, FTSENAREIT Mortgage REITs Index or FTSENAREIT Industrial/Office Index; all rights vest in NAREIT. “FTSE” is a trade and service mark of London Stock Exchange and The Financial Times; “Xinhua” is a trade and service mark of Xinhua Financial Network Limited. “NAREIT®” is a trademark of NAREIT.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2007 Annual Report.

4592-iS-0507

110	2007 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an adviser to the iShares Funds. Barclays Global Investors Services (BGIS) assists in the marketing of the iShares Funds. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a majority-owned subsidiary of Barclays Bank PLC, none of which are affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds.

©2007 Barclays Global Investors. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Investing involves risk, including possible loss of principal.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds' website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds' website.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-F-014-06007

For more information visit our website
or call 1-800-iShares (1-800-474-2737)
www.iShares.com

iShares™

BARCLAYS

Item 2.	Code of Ethics.

As of April 30, 2007, iShares Trust (the “Registrant”) had adopted a code of ethics that applies to persons appointed by the Registrant’s Board of Trustees as the President and Principal Executive Officer, Principal Financial Officer, Treasurer and/or Chief Accounting Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2007, there were no amendments to any provision of this code of ethics, nor were there any waivers granted from any provision of this code of ethics. A copy of this code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d), and 4(g) are for the thirty-seven series of the Registrant for which the fiscal year-end is April 30, 2007 (the “Funds”) and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $363,350 for the fiscal year ended April 30, 2006 and $534,874 for the fiscal year ended April 30, 2007.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2006 and April 30, 2007 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $158,476 for the fiscal year ended April 30, 2006 and $233,070 for the fiscal year ended April 30, 2007.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2006 and April 30, 2007 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended in June 2006, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2007 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant were $1,398,339 for the fiscal year ended April 30, 2006 and $2,350,171 for the year ended April 30, 2007.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Cecilia H. Herbert, George G.C. Parker, Charles A. Hurty, John E. Kerrigan and Robert H. Silver.

Item 6.	Schedule of Investments.

The Funds’ full schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There are no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Lee T. Kranefuss
Lee T. Kranefuss, President and Principal Executive Officer
Date: June 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Lee T. Kranefuss
Lee T. Kranefuss, President and Principal Executive Officer
Date: June 25, 2007

By:	/s/ Michael A. Latham
Michael A. Latham, Principal Financial Officer
Date: June 25, 2007